          As filed with the Securities and Exchange Commission on May 2, 2011

                                                     Registration No. 333-162245
                                                                        811-4113

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 3


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 165


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
          (formerly, The Manufacturers Life Insurance Company (U.S.A.))
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                            Thomas J. Loftus, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                               601 Congress Street
                              Boston, MA 02210-2805
                     (Name and Address of Agent for Service)

                                    Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:


[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485



[X]  on May 2, 2011, pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  On ,________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

         SUPPLEMENT DATED MAY 2, 2011 TO PROSPECTUSES DATED MAY 2, 2011

This Supplement applies to VENTURE(R) and VENTURE(R) 4 VARIABLE ANNUITY Contracts issued on or after May 2, 2011, by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the "Contracts"). It supplements prospectuses dated May 2, 2011, for these Contracts.

You should read this Supplement together with the current prospectus for the Contract you are considering for purchase (the "Annuity Prospectus"), and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 800-344-1029, or in New York, 800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

MATURITY DATE

In "V. Description of the Contract - Pay-out Period Provisions - General" in the Annuity Prospectus, we replace the first paragraph with the following:

General

You have a choice of several different ways of receiving annuity payments from us.

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract's specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Maturity Date"). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time by written request at least one month before both the current and new Maturity Dates. Under our current administrative procedures, however, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.*

You cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if you bought a Contract through an authorized representative of the selling firm that offers the Contracts to you, and that Contract is either:

      - a Nonqualified Contract (i.e., a Contract which is not issued under a Qualified Plan), or

      -     a Qualified Contract (i.e., a Contract issued under a Qualified
            Plan) unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Once we begin paying annuity benefits, certain other benefits under the Contracts cease. For example, the death benefit under your Contract, if any, will not be the same as the death benefit in effect before the Annuity Commencement Date. (See "Death Benefit during Pay-out Period.") If you have selected an Income Plus For Life or an Income Plus For Life - Joint Life optional benefit Rider, the commencement of annuity payments terminates the Rider, including any Credits (also referred to as "Bonuses") or Step-Ups provided by the Rider. You may, however, select an annuity option that will be based on certain guaranteed amounts under these Riders on the Maturity Date, as described in the "Annuity Options" section of the Annuity Prospectus.

                          SUPPLEMENT DATED MAY 2, 2011

----------

* We will deny our consent to a later Annuity Commencement Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax Matters - Qualified Contracts - Required Minimum Distributions" in the Annuity Prospectus).

70303:0511               333-70728      033-79112
                         333-162245     333-162244

                              [JOHN HANCOCK LOGO]
                             the future is yours(R)


                   -----------------------------------------


                    Venture(R) 4 Variable Annuity Prospectus


                   -----------------------------------------


                                   May 2, 2011


This Prospectus describes interests in VENTURE(R) 4 flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) 4 Variable Annuity Contract for the name of your issuing Company.


VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC ("JHIMS LLC") is the investment adviser to the John Hancock Variable Insurance Trust. We show the Portfolio's subadviser in bold above the names of the Portfolios:



DECLARATION MANAGEMENT & RESEARCH LLC
      Total Bond Market Trust A
JOHN HANCOCK ASSET MANAGEMENT(1)
      Core Allocation Trust
      Core Balanced Trust
      Core Disciplined Diversification Trust
      Ultra Short Term Bond Trust
JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA)(1)
      Money Market Trust
JOHN HANCOCK ASSET MANAGEMENT &
JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA)(1)
      Core Fundamental Holdings Trust
      Core Global Diversification Trust
      Core Strategy Trust
      Lifestyle Balanced Trust
      Lifestyle Conservative Trust
      Lifestyle Growth Trust
      Lifestyle Moderate Trust



1 John Hancock Asset Management (North America) is a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management is a division of Manulife Asset Management (US) LLC.


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)                      JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK ANNUITIES SERVICE CENTER  MAILING ADDRESS            JOHN HANCOCK ANNUITIES SERVICE CENTER  MAILING ADDRESS
164 Corporate Drive                    Post Office Box 9505       164 Corporate Drive                    Post Office Box 9506
Portsmouth, NH 03801-6815              Portsmouth, NH 03802-9505  Portsmouth, NH 03801-6815              Portsmouth, NH 03802-9506
(800) 344-1029                         www.jhannuities.com        (800) 551-2078                         www.jhannuitiesnewyork.com

                                                               Venture(R) 4 2011

                                Table of Contents


I. GLOSSARY..........................................................................................................   1
II. OVERVIEW.........................................................................................................   4
III. FEE TABLES......................................................................................................   9
    EXAMPLES.........................................................................................................   11
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS...........................................   13
    THE COMPANIES....................................................................................................   13
    THE SEPARATE ACCOUNTS............................................................................................   13
    THE PORTFOLIOS...................................................................................................   14
    VOTING INTEREST..................................................................................................   17
V. DESCRIPTION OF THE CONTRACT.......................................................................................   18
    ELIGIBLE PLANS...................................................................................................   18
    ACCUMULATION PERIOD PROVISIONS...................................................................................   18
        Purchase Payments............................................................................................   18
        Accumulation Units...........................................................................................   19
        Value of Accumulation Units..................................................................................   19
        Net Investment Factor........................................................................................   20
        Transfers among Investment Options...........................................................................   20
        Maximum Number of Investment Options.........................................................................   21
        Telephone and Electronic Transactions........................................................................   21
        Special Transfer Services -- Dollar Cost Averaging...........................................................   21
        Special Transfer Services -- Asset Rebalancing Program.......................................................   22
        Withdrawals..................................................................................................   22
        Signature Guarantee Requirements for Surrenders and Withdrawals..............................................   23
        Special Withdrawal Services -- The Income Plan...............................................................   23
        Special Withdrawal Services -- The Income Made Easy Program..................................................   24
        Death Benefit During Accumulation Period.....................................................................   24
    PAY-OUT PERIOD PROVISIONS........................................................................................   26
        General......................................................................................................   26
        Annuity Options..............................................................................................   26
        Determination of Amount of the First Variable Annuity Payment................................................   29
        Annuity Units and the Determination of Subsequent Variable Annuity Payments..................................   29
        Transfers During Pay-out Period..............................................................................   29
        Death Benefit During Pay-out Period..........................................................................   29
    OTHER CONTRACT PROVISIONS........................................................................................   30
        Right to Review..............................................................................................   30
        Ownership....................................................................................................   30
        Annuitant....................................................................................................   31
        Beneficiary..................................................................................................   31
        Spouse.......................................................................................................   31
        Modification.................................................................................................   31
        Code Section 72(s)...........................................................................................   31
        Our Approval.................................................................................................   31
        Misstatement and Proof of Age, Sex or Survival...............................................................   32
VI. OPTIONAL BENEFITS................................................................................................   33
    OVERVIEW.........................................................................................................   33
    GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS...........................................   33
        Rider Fees...................................................................................................   33
    FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS..............................................................   34
        FEATURES OF INCOME PLUS FOR LIFE 1.11 SERIES RIDERS..........................................................   34
        Availability of Guaranteed Minimum Withdrawal Benefit Riders.................................................   34
        Restrictions on Additional Purchase Payments.................................................................   35
        Availability of Investment Options Under Income Plus For Life 1.11 Series Riders.............................   37
        Increases in Guaranteed Amounts..............................................................................   37
        Withdrawals, Distributions and Settlements...................................................................   39
        Additional Annuity Options...................................................................................   43
        Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments...............................   43
        Impact of Death Benefits.....................................................................................   43
        Tax Considerations...........................................................................................   45
    ANNUAL STEP-UP DEATH BENEFIT.....................................................................................   45
VII. CHARGES AND DEDUCTIONS..........................................................................................   47
    WITHDRAWAL CHARGES...............................................................................................   47
        Waiver of Applicable Withdrawal Charge -- Confinement to Eligible Nursing Home...............................   48
    ANNUAL CONTRACT FEE..............................................................................................   48
    ASSET-BASED CHARGES..............................................................................................   48
        Daily Administration Fee.....................................................................................   49
        Mortality and Expense Risks Fee..............................................................................   49
    REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS...............................................................   49
    PREMIUM TAXES....................................................................................................   50
VIII. FEDERAL TAX MATTERS............................................................................................   51
    INTRODUCTION.....................................................................................................   51
    OUR TAX STATUS...................................................................................................   51
    SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS.....................................................................   51
    NONQUALIFIED CONTRACTS...........................................................................................   52
        Aggregation of Contracts.....................................................................................   52
        Exchanges of Annuity Contracts...............................................................................   52
        Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons.....   52
        Undistributed Gains..........................................................................................   52
        Taxation of Annuity Payments.................................................................................   53
        Surrenders, Withdrawals and Death Benefits...................................................................   53
        Taxation of Death Benefit Proceeds...........................................................................   53
        Penalty Tax on Premature Distributions.......................................................................   54
        Diversification Requirements.................................................................................   54
        Puerto Rico Nonqualified Contracts...........................................................................   55
    QUALIFIED CONTRACTS..............................................................................................   55
        Required Minimum Distributions...............................................................................   55
        Penalty Tax on Premature Distributions.......................................................................   56
        Rollovers and Transfers......................................................................................   56
        Section 403(b) Qualified Plans...............................................................................   57
        Puerto Rico Contracts Issued to Fund Retirement Plans........................................................   58
        Designated Roth Accounts within Qualified Plans..............................................................   58
IX. GENERAL MATTERS..................................................................................................   59
    ASSET ALLOCATION SERVICES........................................................................................   59
    DISTRIBUTION OF CONTRACTS........................................................................................   59
        Standard Compensation........................................................................................   59
        Revenue Sharing and Additional Compensation..................................................................   59
        Differential Compensation....................................................................................   60
    TRANSACTION CONFIRMATIONS........................................................................................   60
    REINSURANCE ARRANGEMENTS.........................................................................................   60
    STATEMENTS OF ADDITIONAL INFORMATION.............................................................................   60
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE.............................................................   A-1
APPENDIX B: QUALIFIED PLAN TYPES.....................................................................................   B-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES.......................................................................   U-1

                                   I. Glossary


The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.


ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.



ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.



ADJUSTED BENEFIT BASE: The Riders' Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See "VI. Optional Benefits -- Rider Fees."


AGE 65 CONTRACT ANNIVERSARY: The Contract Anniversary on, or next following, the date the Owner attains age 65.


AGE 95 CONTRACT ANNIVERSARY: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe The Contract Anniversary on, or next following, the date the Covered Person attains age 95 (for Income Plus For Life -- Joint Life 1.11, the Covered Person is the older Covered Person).



ANNIVERSARY VALUE: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. (See "VI. Optional Benefits -- Annual Step-Up Death Benefit.")



ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as "co-Annuitant." The Annuitant and co-Annuitant are referred to collectively as "Annuitant." The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.



ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at the street address of the service office, 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.



ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.



ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.



ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.



ASSET ALLOCATION SERVICES: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.



BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to "VI. Optional Benefits" for more details.

BENEFIT RATE: A rate we use to determine a guaranteed withdrawal amount under a guaranteed minimum withdrawal benefit Rider.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.



CODE: The Internal Revenue Code of 1986, as amended.



COMMUTED VALUE: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See "Full Surrenders During the Pay-out Period" in "V. Description of the Contract - Pay-Out Period Provisions."



COMPANY: John Hancock USA or John Hancock New York, as applicable.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.



CONTRACT: The Variable Annuity contract offered by this Prospectus.



CONTRACT ANNIVERSARY: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.



CONTRACT DATE: The date of issue of the Contract.



CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.



CONTRACT YEAR: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.


COVERED PERSON(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to "VI. Optional Benefits" for more details.

CREDIT: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the "Bonus" or "Target Amount" in the Rider you purchase. Please refer to "VI. Optional Benefits" for more details.

CREDIT PERIOD: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as "Bonus Periods" or the periods ending on a "Target Date" in the Rider you purchase. Please refer to "VI. Optional Benefits" for more details.

CREDIT RATE: The rate we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider.

EXCESS WITHDRAWAL: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider and which, during periods of declining investment performance, may cause substantial reductions to or the loss of guaranteed minimum withdrawal benefits. Please refer to "VI. Optional Benefits" for more details.




GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.


GOOD ORDER: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.



INCOME PLUS FOR LIFE 1.11 SERIES RIDERS: Both Income Plus For Life 1.11 Riders -- i.e., Income Plus For Life 1.11 and Income Plus For Life -- Joint Life 1.11.



INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.



INVESTMENT OPTIONS: The investment choices available to Contract Owners.



JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.



JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).


LIFETIME INCOME AMOUNT: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to "VI. Optional Benefits" for more details.

LIFETIME INCOME DATE: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to "VI. Optional Benefits" for more details.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.



NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.



OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.



PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.



PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.



PROSPECTUS: This prospectus that describes interests in the Contract.



PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.



QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.



QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.



RIDER: An optional benefit that you may elect for an additional charge.



SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.


SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to "VI. Optional Benefits" for more details.

STEP-UP: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to "VI. Optional Benefits" for more details.

STEP-UP DATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.


SUBACCOUNT: A separate division of the applicable Separate Account.


UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview


This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information ("SAI") for more detailed information.


We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?


The Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under the Contract. "Variable" means amounts in the Contract may increase or decrease in value daily based upon your Contract's Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.


WHO IS ISSUING MY CONTRACT?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?


The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period."


We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract -- Pay-Out Period Provisions."


In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. WHEN YOU PURCHASE A CONTRACT FOR ANY QUALIFIED PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN. CONSEQUENTLY, YOU SHOULD PURCHASE A CONTRACT FOR A QUALIFIED PLAN ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE CONTRACT. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS AND PROTECTION THROUGH LIVING AND DEATH BENEFITS.



You may elect to purchase additional benefit options when you purchase a Contract. The Contract offers an optional death benefit called the "Annual Step-Up Death Benefit" and optional guaranteed minimum withdrawal benefits called the "Income Plus For Life 1.11 Series Riders," each for an additional fee. We provide more information about these benefits under "VI. Optional Benefits."


HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments.

 MINIMUM INITIAL        MINIMUM ADDITIONAL
PURCHASE PAYMENT         PURCHASE PAYMENT
   $10,000                     $30


Generally, you may make Additional Purchase Payments at any time, subject to the following limits. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "Restrictions on Additional Purchase Payments" in "VI. Optional Benefits."


WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Contracts with Contract Value under $99,000 have an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.


If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under an Income Plus For Life
1.11 Series Rider), or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.


WHAT ARE MY INVESTMENT CHOICES?


Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only VARIABLE INVESTMENT OPTIONS under the Contract.


VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct -- see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions. If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts, offered by us or by other life insurance companies, before purchasing a Contract.




HOW CAN I CHANGE MY INVESTMENT CHOICES?


ALLOCATION OF PURCHASE PAYMENTS. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.



TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in "V. Description of the Contract -- Transfers among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period."



The Variable Investment Options can be a target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in "V. Description of the Contract -- Transfers among Investment Options." We apply each Separate Account's policy and procedures uniformly to all Contract Owners.



In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.



TRANSFERS BETWEEN ANNUITY OPTIONS. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see "V. Description of the Contract -- Transfers During Pay-out Period").


HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see "VII. Charges and Deductions -- Withdrawal Charges"). Withdrawals from Contracts with an Income Plus For Life 1.11 Series Rider may affect the benefits under the Rider (see "VI. Optional Benefits"). A withdrawal also may be subject to income tax and a 10% penalty tax.


WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY I BUY UNDER THE CONTRACT?


For the additional charge shown in the Fee Tables, you may purchase a Rider offering optional benefits. The availability of the Riders may vary by state.



Income Plus For Life 1.11 Series Riders



The Income Plus For Life 1.11 Series Riders (or "IPFL 1.11 Series Riders") are optional guaranteed minimum withdrawal benefit Riders. The Riders contain our guarantee that you will be able to make withdrawals of a Lifetime Income Amount, regardless of your Contract's investment performance. We describe the Riders' terms in more detail in "VI. Optional Benefits."



AVAILABILITY. You may elect to purchase an IPFL 1.11 Series Riders if it is available in your state and through your registered representative's authorized distributor. The IPFL 1.11 Series Riders are not available if you inherit a Contract issued as an IRA (see "VI. Optional Benefits -- Availability of Guaranteed Minimum Withdrawal Benefit Riders"). You (or the applicable "Covered Person") must be under age 81 to purchase the Rider. Once we issue a Contract with an IPFL 1.11 Series Rider, you will not be able to terminate the Rider or exchange it for another Rider while your Contract is in effect.



RIDER BENEFIT. We designed the IPFL 1.11 Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a "Lifetime Income Date." If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live, even if your Contract Value reduces to zero. You may elect to receive the Lifetime Income Amount automatically under our Income Made Easy program. We will pay the Lifetime Income Amount automatically during the Rider's "Settlement Phase," which begins when your Contract Value reduces to zero and you satisfy the conditions described in the Rider.



EXCESS WITHDRAWALS. Under the IPFL 1.11 Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:



      -     you make a withdrawal before the Lifetime Income Date, or



      - your annual Withdrawal Amounts exceed the Lifetime Income Amount in any year after the Lifetime Income Date.



YOU COULD LOSE BENEFITS IF YOUR ANNUAL WITHDRAWAL AMOUNTS EXCEED THE LIMITS SPECIFIED IN THE IPFL 1.11 SERIES RIDERS. WE REDUCE THE LIFETIME INCOME AMOUNT IF YOU TAKE ANY WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE. YOU WILL LOSE THE LIFETIME INCOME AMOUNT IF YOUR WITHDRAWAL AMOUNTS BEFORE THE APPLICABLE LIFETIME INCOME DATE DEPLETE YOUR CONTRACT VALUE AND ANY REMAINING BENEFIT BASE TO ZERO (SEE "VI. OPTIONAL BENEFITS -- FEATURES OF IPFL 1.11 SERIES RIDERS").



BENEFIT BASE. We use a Benefit Base to determine the Lifetime Income Amount. You cannot request a withdrawal of the Benefit Base, and it will usually differ from the Contract Value. The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($5 million). If you choose not to make any withdrawals at all during certain Contract Years, we will increase the Benefit Base by a Credit. We also may increase or "step up" the Benefit Base on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments that we accept, but we impose special limits on Additional Purchase Payments under Contracts issued with an IPFL 1.11 Series Rider.



IF YOU ELECT TO PURCHASE AN IPFL 1.11 SERIES RIDER, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THAT RIDER. WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with an Income Plus For Life 1.11 Series Rider in "VI. Optional Benefits.")


Annual Step-Up Death Benefit Rider


You may elect to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchase a GMWB Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved up to the Contract Anniversary after you (or any Co-Owner) have attained age 75 (or death if earlier). The Annual Step-Up Death Benefit is available only at Contract issue and cannot be revoked once elected. You may not purchase the Annual Step-Up Death Benefit Rider, however, if you (or any co-Owner) have attained age 75, or if your Contract is an IRA that you inherited from someone else (unless you are the spouse of the decedent and own the IRA in your own name).



Please consult your registered representative or contact our Annuities Service Center at the address or phone number shown on the first page of this Prospectus for information on whether the Rider is available in your state.


WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:


      -     withdrawals (including surrenders and systematic withdrawals);


      -     payment of any death benefit proceeds;

      -     periodic payments under one of our annuity payment options;

      -     certain ownership changes; and

      -     any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution;

      -     when the distribution is made;

      - the nature of any Qualified Plan for which the Contract is being used; and

      -     the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.

A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.


IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.


We provide additional information on taxes in "VIII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation, which may be increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an IRA, you will receive a refund of any Purchase Payments you made, if that amount is higher. The date of cancellation is the date we receive the Contract or acceptable written notification.


WILL I RECEIVE A TRANSACTION CONFIRMATION?



We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture(R) 4 Contract. These fees and expenses are more completely described in this Prospectus under "VII. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                      CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA
                              JOHN HANCOCK NEW YORK


                               WITHDRAWAL CHARGE(2)

                      (as percentage of Purchase Payments)

First Year                                                 6%
Second Year                                                5%
Third Year                                                 4%
Fourth Year                                                3%
Fifth Year and Thereafter                                  0%

TRANSFER FEE(3)
   Maximum Fee                                          $ 25
   Current Fee                                          $  0

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VII. Charges and Deductions -- Premium Taxes").

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment.

(3) This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES

                                JOHN HANCOCK USA

                              JOHN HANCOCK NEW YORK

ANNUAL CONTRACT FEE(1)                                     $  30

ANNUAL SEPARATE ACCOUNT EXPENSES(2)
(as a percentage of average Contract Value)

Mortality and Expense Risks Fee(3)                          1.50%
Daily Administration Fee (asset based)                      0.15%
                                                            ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)                   1.65%
(With No Optional Riders Reflected)

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step-Up Death Benefit Fee                   0.20%
                                                            ====
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(4)                   1.85%

(1) The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $99,000.

(2)   A daily charge reflected as a percentage of the Variable Investment
      Options.


(3) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.


(4) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE

Optional Guaranteed Minimum Withdrawal Benefit Riders

(You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)


                INCOME PLUS FOR LIFE    INCOME PLUS FOR LIFE --     INCOME PLUS FOR LIFE    INCOME PLUS FOR LIFE --
                       1.11(1)            JOINT LIFE 1.11(2)              5.09(1,3)           JOINT LIFE 5.09(2,3)
Maximum Fee            1.20%                     1.20%                     1.20%                     1.20%
Current Fee            1.00%                     1.00%                     0.90%                     0.90%



(1) The current charge for the Income Plus For Life 1.11 Rider is 1.00% of the Adjusted Benefit Base. The current charge for the Income Plus For Life
      5.09 Rider is 0.90% of the Adjusted Benefit Base We reserve the right to increase either charge up to a maximum charge of 1.20 % if the Benefit Base is stepped up to equal the Contract Value.



(2) The current charge for the Income Plus For Life -- Joint Life 1.11 Rider is 1.00% of the Adjusted Benefit Base. The current charge for the Income Plus For Life -- Joint Life 5.09 Rider is 0.90% of the Adjusted Benefit Base. We reserve the right to increase either charge to a maximum charge of 1.20 % if the Benefit Base is stepped up to equal the Contract Value.



(3)   Only available on Contracts purchased prior to January 1, 2011.


THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                                MINIMUM              MAXIMUM
-------------------------------------------------------------------------------          -------              -------
Range of expenses that are deducted from Portfolio assets, including management
fees, Rule 12b-1 fees and other expenses                                                  0.74%                1.16%

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES -- CONTRACT WITH OPTIONAL BENEFIT RIDERS

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA

JOHN HANCOCK NEW YORK


CONTRACT WITH INCOME PLUS FOR LIFE 1.11 AND ANNUAL STEP-UP DEATH BENEFIT RIDERS



                                                          1 YEAR         3 YEARS         5 YEARS        10 YEARS
                                                          ------         -------         -------        --------
If you surrender the Contract at the end of the
applicable time period:                                    $984           $1,694         $2,241          $4,662
If you annuitize, or do not surrender the Contract
at the end of the applicable time period:                  $433           $1,322         $2,241          $4,662


EXAMPLE 2: MINIMUM PORTFOLIO OPERATING EXPENSES -- CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA

JOHN HANCOCK NEW YORK


CONTRACT WITH NO OPTIONAL BENEFIT RIDERS                    1 YEAR         3 YEARS        5 YEARS       10 YEARS
-----------------------------------------------------       ------         -------        -------       --------
If you surrender the Contract at the end of the
applicable time period:                                      $800          $1,144         $1,288         $2,744
If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                       $245          $  754         $1,288         $2,744

THE FOLLOWING TABLES DESCRIBE THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLES.



The Portfolios available may be restricted if you purchase an Income Plus For Life 1.11 Series Rider (see "VI. Optional Benefits").



                                                                                ACQUIRED       TOTAL
                                                     DISTRIBUTION               PORTFOLIO     ANNUAL      CONTRACTUAL       NET
                                        MANAGEMENT    AND SERVICE    OTHER      FEES AND     OPERATING      EXPENSE      OPERATING
PORTFOLIO/SERIES                           FEE       (12b-1) FEES   EXPENSES   EXPENSES(1)   EXPENSES    REIMBURSEMENT    XPENSES
-------------------------------------   ----------   ------------   --------   -----------   ---------   -------------   ----------
CORE ALLOCATION
Series II                                  0.05%         0.25%        0.12%        0.79%        1.21%       -0.05%(2)      1.16%
CORE BALANCED
Series II                                  0.05%         0.25%        0.08%        0.78%        1.16%       -0.01%(2)       1.15%
CORE DISCIPLINED DIVERSIFICATION
Series II                                  0.05%         0.25%        0.08%        0.69%        1.07%       -0.01%(2)       1.06%
CORE FUNDAMENTAL HOLDINGS
Series II                                  0.05%         0.55%        0.06%        0.42%        1.08%       -0.01%(3)       1.07%
CORE GLOBAL DIVERSIFICATION
Series II                                  0.05%         0.55%        0.05%        0.47%        1.12%        0.00%          1.12%
CORE STRATEGY
Series II                                  0.05%         0.25%        0.03%        0.49%        0.82%        0.00%          0.82%
LIFESTYLE BALANCED
Series II                                  0.04%         0.25%        0.02%        0.70%        1.01%        0.00%          1.01%
LIFESTYLE CONSERVATIVE
Series II                                  0.04%         0.25%        0.02%        0.66%        0.97%        0.00%          0.97%
LIFESTYLE GROWTH
Series II                                  0.04%         0.25%        0.02%        0.71%        1.02%        0.00%          1.02%
LIFESTYLE MODERATE
Series II                                  0.04%         0.25%        0.02%        0.68%        0.99%        0.00%          0.99%
MONEY MARKET
Series II                                  0.47%         0.25%        0.03%          --         0.75%        0.00%          0.75%
TOTAL BOND MARKET A
Series II                                  0.47%         0.25%        0.02%          --         0.74%        0.00%          0.74%
ULTRA SHORT TERM BOND(4)
Series II                                  0.55%         0.25%        0.08%          --         0.88%        0.00%          0.88%



(1) "Acquired Portfolio Fees and Expenses" are based on the indirect net expenses associated with the Portfolio's investment in underlying portfolios and are included in "Total Annual Operating Expenses." The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.



(2) The Adviser has contractually limited other Portfolio level expenses to 0.07%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, acquired portfolio fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.



(3) The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, acquired portfolio fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.



(4) For Portfolios and Series that have not commenced operations or have an inception date of less than six months as of December 31, 2010, expenses are estimated.



A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

         IV. General Information about Us, the Separate Accounts and the
                                   Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.


John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.



John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.


The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.


The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, and investors must depend on the financial strength of the Company for satisfaction of the Company's obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company's general account assets. You should be aware that, unlike the Separate Accounts, the Company's general account is not segregated or insulated from the claims of the Company's creditors. The general account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company's financial statements contained in the SAI include a further discussion of risks inherent within the Company's general account investments.


THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.


For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.


We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS


When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.


THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.


In selecting the Portfolios that will be available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose may increase a Portfolio's transaction costs or otherwise affect both the performance and the availability of Investment Options under the Contract and optional benefit Riders.



The John Hancock Variable Insurance Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an openend management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses


The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2010, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.


The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.


Funds of Funds



Each of the John Hancock Variable Insurance Trust's Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHVIT Funds of Funds) is a "fund of funds" that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of these JHVIT Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.



The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each fund will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.


Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.


                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



DECLARATION MANAGEMENT & RESEARCH LLC



Total Bond Market Trust A              Seeks to track the performance of the
                                       Barclays Capital U.S. Aggregate Bond
                                       Index (which represents the U.S.
                                       investment grade bond market). To do
                                       this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays Capital U.S. Aggregate Bond
                                       Index.



JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC



Core Allocation Trust                  Seeks long-term growth of capital. To do
                                       this, the Portfolio invests a substantial portion of its assets in the JHVIT Core
                                       Allocation Plus Trust. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.



Core Balanced Trust                    Seeks long-term growth of capital. To do
                                       this, the Portfolio invests a substantial portion of its assets in the JHVIT
                                       Balanced Trust. The Portfolio is a fund
                                       of funds and is also authorized to invest in other underlying Portfolios and investment companies.



Core Disciplined Diversification Trust Seeks long-term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in the JHVIT Disciplined Diversification Trust. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC (CONT.)



Ultra Short Term Bond Trust            Seeks a high level of current income
                                       consistent with the maintenance of
                                       liquidity and the preservation of
                                       capital. To do this, the Portfolio
                                       invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.



                                       Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio's value fluctuates, and it is possible to lose money by investing in this Investment Option.



JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA) LIMITED



Money Market Trust                     Seeks to obtain maximum current income
                                       consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.



                                       Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract's expense deductions.



JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA) LIMITED



Core Fundamental Holdings Trust        Seeks long-term growth of capital. To do
                                       this, the Portfolio invests a substantial portion of its assets in Portfolios of the American Funds Insurance Series. The
                                       Portfolio is a fund of funds and is also authorized to invest in other underlying
                                       Portfolios and investment companies.



Core Global Diversification Trust      Seeks long-term growth of capital. To do
                                       this, the Portfolio invests a significant portion of its assets, directly or indirectly through underlying Portfolios, in securities that are located outside the U.S. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.



Core Strategy Trust                    Seeks long-term growth of capital;
                                       current income is also a consideration.
                                       To do this, the Portfolio invests
                                       approximately 70% of its total assets in equity securities and Portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and Portfolios which invest primarily in fixed-income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC AND JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT (NORTH AMERICA) LIMITED (CONT.)



Lifestyle Balanced Trust               Seeks a balance between a high level of
                                       current income and growth of capital,
                                       with a greater emphasis on growth of
                                       capital. The Portfolio is a fund of funds and invests approximately 50% of its assets in Portfolios that invest primarily in equity securities, and approximately 50% in Portfolios which invest primarily in fixed-income securities.



Lifestyle Conservative Trust           Seeks a high level of current income with
                                       some consideration given to growth of
                                       capital. The Portfolio is a fund of funds and invests approximately 80% of its assets in Portfolios which invest primarily in fixed-income securities, and approximately 20% in Portfolios which invest primarily in equity securities.



Lifestyle Growth Trust                 Seeks long-term growth of capital.
                                       Current income is also a consideration.
                                       The Portfolio is a fund of funds and
                                       invests approximately 70% of its assets
                                       in Portfolios which invest primarily in
                                       equity securities, and approximately 30% of its assets in Portfolios which invest primarily in fixed-income securities.



Lifestyle Moderate Trust               Seeks a balance between a high level of
                                       current income and growth of capital,
                                       with a greater emphasis on income. The
                                       Portfolio is a fund of funds and invests approximately 60% of its assets in Portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in Portfolios which invest primarily in equity securities.


VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS


The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the SAI). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.



If you are considering purchasing a Contract for use in connection with a Qualified Plan, you should consider, in evaluating the suitability of the Contract, that:



      - the Contract was not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth Account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and



      - any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.



The Contract was not designed to fund a commingled account for multiple participants.



Please see "VIII. Federal Tax Matters -- Qualified Contracts" for additional information about the use of the Contract in connection with Qualified Plans.



ELIGIBILITY RESTRICTION -- SECTION 403(b) QUALIFIED PLANS. We currently are not offering this Contract for use in a new retirement plan intended to qualify as a section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan"). For information regarding Contracts issued for use in existing Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the SAI from the Annuities Service Center.


ACCUMULATION PERIOD PROVISIONS

We may impose restrictions on your ability to make initial and Additional Purchase Payments.

Purchase Payments

You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment is $10,000. Additional Purchase Payments must be at least $30. All Purchase Payments must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "VI. Optional Benefits -- Restrictions on Additional Purchase Payments."


For the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will accept only a Purchase Payment intended to qualify as a "rollover contribution." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Qualified Plans, you may request a copy of the SAI from the Annuities Service Center.


John Hancock USA may reduce or eliminate the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:


            - You purchase your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions.


            - You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts is equal to or greater than $50,000.

            - You and your spouse each purchase at least one new Contract AND the average initial Purchase Payments for the new Contract(s) is equal to or greater than $50,000.


            - You purchase multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any TWO consecutive Contract Years (THREE for Contracts issued in New York) in which no Purchase Payments have been made, if both:


            - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

            - the Contract Value at the end of such two-year period is less than $2,000.


As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the "valuation period") during which the cancellation occurs. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VIII. Federal Tax Matters").


You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section, below).

Accumulation Units


During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract's Investment Accounts by dividing
(i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.



We will usually credit initial Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your initial Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.


We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

            - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

            - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.


AUTOMATED TRANSACTIONS. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments only, the next


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


Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing Automated Transactions.


Net Investment Factor


The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:


            (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

            (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

            (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.


You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.



Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.



Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.


We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.


To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in "Pay-Out Period Provisions -- Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, a Contract Owner may transfer to the Money Market Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30-calendar day period after such transfer a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

            - restricting the number of transfers made during a defined period;

            -     restricting the dollar amount of transfers;

            - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

            -     restricting transfers into and out of certain Subaccount(s).

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

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).


In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the Internet.

Telephone and Electronic Transactions


When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.



To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.


We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

            -     any loss or theft of your password; or

            -     any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.


All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.


We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services -- Dollar Cost Averaging


We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a DCA Fixed Investment Option we permit for this purpose (the "DCA Source Investment Option"), to other Variable Investment Options (the "Destination Investment Options") until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if otherwise allowable) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.


Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.


The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.



You should consult with your financial professional to assist you in determining whether the DCA program and your DCA Source Investment Option selection are suited for your financial needs and investment risk tolerance.


Special Transfer Services -- Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

            - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

            - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

            - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges or tax liability as a result.

Withdrawals


During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.



When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options.



There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the

Withdrawal Amount would reduce the Contract Value to less than $1,000 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently do not enforce these Contract minimum restrictions for Venture(R) 4 variable annuity Contracts that have an IPFL 1.11 Series Rider if the withdrawal is not an Excess Withdrawal. We reserve the right to enforce these restrictions for Contracts that we issue in the future.



We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge.


We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

            - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

            -     trading on the New York Stock Exchange is restricted;

            - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets;


            - pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or


            - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the Owner of the other Contract to purchase any optional benefit Rider then available.



TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VIII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).



Signature Guarantee Requirements for Surrenders and Withdrawals


(Not applicable to Contracts issued in New Jersey)


We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:


            - you are requesting that we mail the amount withdrawn to an alternate address; or

            - you have changed your address within 30 days of the withdrawal request; or

            - you are requesting a withdrawal in the amount of $250,000 or greater.


We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.


You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services -- The Income Plan


We administer an Income Plan ("IP") that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services -- The Income Made Easy Program


Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchase a Contract with an IPFL 1.11 Series Rider. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "VI. Optional Benefits -- Withdrawals, Distributions and Settlements -- Pre-authorized Withdrawals -- The Income Made Easy Program," for more information.


If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

AMOUNT OF DEATH BENEFIT. The death benefit payable under the Contract will be the greater of:

            -     the Contract Value; or


            - the "Guaranteed Minimum Death Benefit," i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.



The death benefit is reduced in connection with withdrawals on a pro rata basis by an amount equal to (i) multiplied by (ii) where:


            (i)   is equal to the death benefit prior to the withdrawal; and


            (ii) is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.


If you die during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please read "VI. Optional Benefits" for more information.


PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:


            -     a certified copy of a death certificate; or

            - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

            -     any other proof satisfactory to us.


DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VIII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).


In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.


If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract will continue, subject to the following:

            -     The Beneficiary will become the Owner.

            - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

            - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

            -     We will waive withdrawal charges for all future distributions.


            - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act (see "Other Contract Provisions -- Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.



            - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions -- Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.



            - Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner's entire interest in the Contract as a series of withdrawals over the Beneficiary's life expectancy, beginning one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.


We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract Provisions -- Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see "VI. Optional Benefits" for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

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PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General


Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract's specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Maturity Date"). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time by written request at least one month before both the current and new Maturity Dates. Under our current administrative procedures, however, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.*



NOTICE OF MATURITY DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.


Annuity Options


Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary's entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.



United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:


            - you will no longer be permitted to make any withdrawals under the Contract;

            - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

            - we may not change the Annuity Option or the form of settlement; and

            -     your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:


------------
* We will deny our consent to a later Annuity Commencement Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax Matters -- Qualified Contracts -- Required Minimum Distributions").


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

Option 1(a): Non-Refund Life Annuity -- An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years -- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity -- An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years -- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.


Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years -- An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-, 15- or 20-year period.


Option 4: Lifetime Annuity with Cash Refund -- An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years -- An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20-year period if both the Annuitant and the co-Annuitant die during the 20-year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity -- An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years -- An annuity with payments for a 10-, 15- or 20-year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH AN IPFL 1.11 SERIES RIDER. We make one or more additional Annuity Options available if you purchase a Contract with one of our IPFL 1.11 Series Riders. If you purchase a Contract with an IPFL 1.11 Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are only available for Maturity Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.



GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund -- This Annuity Option is available if you purchase a Contract with the IPFL 1.11 Rider. For the IPFL -- Joint Life 1.11 Rider, this Annuity Option is available only if one Covered Person (see "VI. Optional Benefits"), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



            - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL 1.11 Rider that you purchased with your Contract; or



            - the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.


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


GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund -- This Annuity Option is available if you purchase a Contract with the IPFL -- Joint Life 1.11 Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



            - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL -- Joint Life 1.11 Rider that you purchased with your Contract; or



            - the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.


FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

            - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an Annuity Unit);

            - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

            - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.


If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a x {1 - ((b / c) / d)}, where:


      a equals the number of Annuity Units used to determine future payments before the commutation;

      b equals the dollar amount requested to be paid out as part of the commutation;

      c equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

      d equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider.

FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period"), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

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


We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge.


Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments


We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" under "V. Description of the Contract"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.


We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.71%.


Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

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

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider. Please read "VI. Optional Benefits" for additional information.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.


No withdrawal charge is imposed upon return of a Contract within the right to review period. The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Also, when required by state law or when the Contract is issued as an individual retirement annuity under sections 408 or 408A of the Code, during the first 7 days of the right to review period, we will return all Purchase Payments if this is greater than the amount otherwise payable.


If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30-day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payments were allocated to the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract.

You own the Contract.

Ownership


Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.


You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

      - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.


      - A change of ownership may result in termination of a qualified minimum withdrawal benefit guarantee (see "VI. Optional Benefits").



      - An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.



      - A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.


      - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.

      - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.


      - Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may


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

            not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.


If any Annuitant is changed and any Contract Owner is not a natural person, we distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.


The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).


STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.


Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)


In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.


Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival


We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity or benefit payments, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future annuity or benefit payments.

                              VI. Optional Benefits

OVERVIEW

You may elect to purchase optional benefit Riders when you purchase a Contract. We currently offer two types of optional benefit Riders -- Guaranteed Minimum Withdrawal Benefit Riders and a Death Benefit Rider.

Guaranteed Minimum Withdrawal Benefit Riders


If available in your state and through your registered representative's authorized distributor, you may select one of the following guaranteed minimum withdrawal benefit ("GMWB") Riders that we currently make available:



      -     Income Plus For Life 1.11; or



      -     Income Plus For Life -- Joint Life 1.11.



Prior to January 1, 2011, you may have selected one of the following GMWB
Riders:


      -     Income Plus For Life 5.09; or

      -     Income Plus For Life -- Joint Life 5.09.


We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in this Prospectus to refer to all four Income Plus For Life Riders, i.e., Income Plus For Life 5.09; Income Plus For Life -- Joint Life 5.09; Income Plus For Life 1.11; and Income Plus For Life -- Joint Life 1.11.


Death Benefit Rider

You also may select an Annual Step-Up Death Benefit Rider.

We provide additional information about these optional benefit Riders in the following sections.


GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



Rider Fees



We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of this annual fee from the Contract Value:



      -     on the date we determine the death benefit;



      - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or



      -     at full surrender of the Contract.



We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE 5.09 SERIES RIDERS. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 5.09 or Income Plus For Life -- Joint Life 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE 1.11 SERIES RIDERS. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 1.11 or Income Plus For Life -- Joint Life 1.11 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS



Except for the fees described above, the features of the Income Plus For Life
5.09 Series Riders are identical to the features of the Income Plus For Life
1.11 Series Riders. Please refer to "Features of Income Plus For Life 1.11 Series Riders" below for all material details about both the Income Plus For Life 1.11 Series and the Income Plus For Life 5.09 Series Riders.



FEATURES OF INCOME PLUS FOR LIFE 1.11 SERIES RIDERS


Covered Person(s)


The Income Plus For Life 1.11 Series Riders we currently offer provide a lifetime income guarantee based on a single life (Income Plus For Life 1.11) or on the lifetime duration of two Covered Persons (Income Plus For Life -- Joint Life 1.11).



SINGLE LIFE GUARANTEE. For Income Plus For Life 1.11 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.


The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.


JOINT LIFE GUARANTEE. For Income Plus For Life -- Joint Life 1.11 Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law to be treated as a Covered Person under the Contract. See "Civil Union and Same-Sex Marriage Partners" below.


Availability of Guaranteed Minimum Withdrawal Benefit Riders


You may elect an Income Plus For Life 1.11 Series Rider at the time you purchase a Contract, provided:


      - the Rider is available for sale in the state where the Contract was sold;

      - you limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;

      - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider; and

      - you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.


You may elect to purchase an Income Plus For Life 1.11 Series Rider only at the time you purchase a Contract. Once you elect a Rider and the right to cancel your Contract period expires (see "Other Contract Provisions -- Right to Review" in "V. Description of the Contract"), you may not revoke this optional benefit. Please contact the John Hancock Annuities Service Center at 800-344-1029 (in NY:
800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by state insurance regulatory agencies.



We reserve the right to accept or refuse to issue an Income Plus For Life 1.11 Series Rider at our sole discretion. Once you elect a Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider.



AGE RESTRICTIONS. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an Income Plus For Life -- Joint Life 1.11 Rider) must be under age 81 to purchase a Rider.



YOU SHOULD PURCHASE A CONTRACT WITH AN INCOME PLUS FOR LIFE 1.11 SERIES RIDER ONLY IF THAT RIDER IS APPROPRIATE FOR YOUR NEEDS AND FINANCIAL CIRCUMSTANCES.



IMPACT OF OWNERSHIP ARRANGEMENTS ON THE AVAILABILITY OF INCOME PLUS FOR LIFE -- JOINT LIFE 1.11 RIDERS. We will issue an Income Plus For Life -- Joint Life 1.11 Rider only if your ownership arrangement permits continuation of your Contract at death of the Owner.



We will issue Income Plus For Life -- Joint Life 1.11 Riders under the following ownership arrangements:


      - In general, covered spouses should be joint Owners, or one covered spouse should be the Owner and the other covered spouse should be named as the sole primary Beneficiary.

      - For non-natural person ownership designations, one covered spouse should be the Annuitant and the other covered spouse should be the sole primary Beneficiary.

      - For custodial IRAs and qualified plans, the surviving spouse must be the designated primary Beneficiary of the custodial IRA or qualified plan account.

We may issue the Income Plus For Life -- Joint Life 1.11 Rider under certain other non-natural person ownership arrangements, provided the arrangement allows for the continuation of the Contract at death of the Annuitant. Please note that naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or a qualified plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.



Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce, limit or terminate benefits available under the Rider.



CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we will allow civil union and same-sex marriage partners to purchase the Contract with an Income Plus For Life 1.11 Series Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the SAI for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.





Restrictions on Additional Purchase Payments


If you purchase an Income Plus For Life 1.11 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase" below). Other limitations on Additional Purchase Payments may vary by state.


Special Purchase Payment limits on Nonqualified Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

      - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

      - to the extent provided in your Rider, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary, or the Age 65 Contract Anniversary, if later, exceed $100,000;

      - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

      - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor prior to electing a GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax-qualified retirement plans, including IRAs.

Benefit Base


The maximum Benefit Base at any time for an Income Plus For Life 1.11 Series Rider is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.


We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" below for more information.

Benefit Rate

                               BENEFIT RATE BY AGE


 Covered Person's age during
the Contract Year of the first
withdrawal after the Lifetime
         Income Date                   Income Plus For Life 1.11         Income Plus For Life -- Joint Life 1.11
------------------------------         -------------------------         ---------------------------------------
         59 1/2 -- 64                            4.00%                                    3.75%
         65 and over                             5.00%                                    4.75%



Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life -- Joint Life 1.11 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life 1.11 Rider. Because there is a higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the attained age of the Covered Person (youngest Covered Person under IPFL -- Joint Life 1.11) on the first withdrawal after the Lifetime Income Date.



EXAMPLE: Assume that you purchase a Contract with the Income Plus For Life 1.11 Rider when your age is 57 years and 7 months. Your Lifetime Income Date will be the first Contract Anniversary since you will attain age 59 1/2 during the Contract Year that begins on that anniversary. If the first time you take a withdrawal after the Lifetime Income Date is during the second Contract Year, we will set your Benefit Rate equal to 4% since you were over age 59 1/2 and under age 65 during the Contract Year of that withdrawal. If you wait until the 8th Contract Year to take the first withdrawal after the Lifetime Income Date, we will set your Benefit Rate equal to 5% since you will attain age 65 during the Contract Year of the withdrawal.



We may change the Benefit Rate we offer for this Rider. With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the attained age of the Covered Person (youngest Covered Person under Income Plus For Life -- Joint Life 1.11) on the first withdrawal after the Lifetime Income Date.



We do not expect the Benefit Rate(s) we offer to be less than 3% or more than 7%, but we provide no assurance that we will continue to offer the Rider within this range. Once you purchase this Rider, however, the Benefit Rate(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.


Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:


      - (for Income Plus For Life 1.11) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or



      - (for Income Plus For Life -- Joint Life 1.11) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.



The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.


We determine the initial Lifetime Income Amount by multiplying:

      -     the Benefit Rate for the Rider on the Lifetime Income Date; by

      -     the Benefit Base for the Rider on the Lifetime Income Date.


EXAMPLE (Income Plus For Life 1.11): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life -- Joint Life 1.11): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).


We will increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see "Increases in Guaranteed Amounts" below for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" below for more information.

Lifetime Income Date


The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchase the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life -- Joint Life 1.11) will attain age 59 1/2 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life -- Joint Life 1.11) attains age 59 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.


Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts," following this section).


Availability of Investment Options Under Income Plus For Life 1.11 Series Riders



Currently, the Investment Options available for Income Plus For Life 1.11 Series Riders are the same Investment Options available under the Contract. These Investment Options invest in the following Portfolios:



If you elect to purchase one of our Income Plus For Life 1.11 Series Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.


      -     Core Allocation Trust

      -     Core Balanced Trust

      -     Core Disciplined Diversification Trust

      -     Core Fundamental Holdings Trust

      -     Core Global Diversification Trust

      -     Core Strategy Trust

      -     Lifestyle Balanced Trust

      -     Lifestyle Conservative Trust

      -     Lifestyle Growth Trust

      -     Lifestyle Moderate Trust

      -     Money Market Trust


      -     Total Bond Market Trust A



      -     Ultra Short Term Bond Trust



If you purchase a Contract with one of our Income Plus For Life 1.11 Series Riders, however, we reserve the right to restrict in the future the individual Investment Options to which you may allocate your Contract Value.


You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Fund, including any available DCA Fixed Investment Option, in connection with your selected Investment Options.

YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTIONS ARE BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, you may not be able to transfer or allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ EACH PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

      -     the Lifetime Income Date or

      -     the latest of:

            -     the date of a Purchase Payment that we applied to the Benefit
                  Base,

            -     the date of a reduction in the Benefit Base, or

            -     the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits may increase one or more of our guarantees when you defer withdrawals.


CREDITS. We offer the Income Plus For Life 1.11 Series Riders with the following Credit features:


      -     Annual Credit Rate -- 5%

      - Credit Period (for Annual Credits) -- The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

The Credit Rate and Credit Periods we offer for this Rider are subject to change. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person, the length of a Credit Period, or a combination of these factors. We expect the Credit Periods to be between 5 and 15 Contract Years, and we do not expect the Credit Rates we offer to be less than 3% or more than 7%, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rate and the Credit Period in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Annual Credits. (We may refer to the Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.


EXAMPLE (Income Plus For Life 1.11): Assume that you purchase a Contract with an Income Plus For Life 1.11 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.


      - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).

      - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

      - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

      - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount will increase to $4,988 (5% x $99,750).


EXAMPLE (Income Plus For Life -- Joint Life 1.11): Assume that you purchase a Contract with an Income Plus For Life -- Joint Life 1.11 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.


      - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,988 (4.75% x $105,000).

      - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,225 (4.75% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

      - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

      - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount will increase to $4,738 (4.75% x $99,750).

Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.


STEP-UPS. We offer the Income Plus For Life 1.11 Series Riders with Step-Up Dates on the first Contract Anniversary after you purchase the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary.



The Step-Up Dates we offer are subject to change. We may offer the Rider with Step-Up Dates that differ between Income Plus For Life 1.11 and Income Plus For Life -- Joint Life 1.11, that occur after the Rider has been in effect for more than one Contract Year, or that occur at intervals longer than one Contract Year. We also may shorten the period during which we provide Step-Up Dates. We do not expect the Step-Up Dates we may offer in the future to begin more than 5 Contract Years from the date you purchase a Rider, to occur at intervals greater than 5 Contract Years, or to end sooner than on the Age 75 Contract Anniversary, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Step-Up Dates in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.


If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.


We also reserve the right to increase the rate of the fee for the Income Plus For Life 1.11 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.



Step-Ups may occur only while an Income Plus For Life 1.11 Series Rider is in effect.


If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 1.11 Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).


Withdrawals, Distributions and Settlements


OVERVIEW. The Income Plus For Life 1.11 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:


      - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the "Credits" section, above;

      - as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

      -     if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 -- 10% x $100,000).

We may reduce the Benefit Base and Lifetime Income Amount if you take Excess Withdrawals.

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

      -     you take withdrawals prior to the Lifetime Income Date, or

      - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal is:

      - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or

      - a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program (see "Pre-Authorized Withdrawals -- Life Expectancy Distribution Program" below).


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 1.11 Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.


In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.


Note: Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see "VIII. Federal Tax Matters").


WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.


EXAMPLE (Income Plus For Life 1.11): Assume that you purchase a Contract with an Income Plus For Life 1.11 Rider. Also assume that when you are age 67, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life -- Joint Life 1.11): Assume that you purchase a Contract with an Income Plus For Life -- Joint Life 1.11 Rider. Also assume that when the younger Covered Person is age 67, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 -- 10% x $110,000 = $110,000 -
$11,000). The new Lifetime Income Amount is $4,703 (4.75% x $99,000).


We do not reduce the Benefit Base and/or the Lifetime Income Amount:


      - if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or


      - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.


The Income Plus For Life 1.11 Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase" below. The Income Plus For Life 1.11 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL AND COULD CAUSE YOU TO LOSE YOUR GUARANTEED MINIMUM WITHDRAWAL BENEFIT.


PRE-AUTHORIZED WITHDRAWALS -- THE INCOME MADE EASY PROGRAM. If you purchase an Income Plus For Life 1.11 Series Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.


The Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

      -     you select option A, B or C; and

      - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:


      - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age
            59 1/2, a 10% penalty tax;


      -     reduce the death benefit and other optional benefits;


      - cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life 1.11 Series Rider during any Contract Year in which you receive a payment under the program; and


      -     may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services -- The Income Plan" in "V. Description of the Contract") if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS -- LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:


      - Pre-59 1/2 Distributions -- these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or



      - Nonqualified Death Benefit Stretch Distributions -- these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or



      - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions -- these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5)). For further information on such distributions, please see "VIII. Federal Tax Matters -- Required Minimum Distributions."


Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. We will reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in either the Income Plan (see "V. Description of the Contract -- Special Withdrawal Services -- The Income Plan") or the Income Made Easy Program (see "Pre-Authorized Withdrawals -- The Income Made Easy Program" above).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.


The Settlement Phase under an Income Plus For Life 1.11 Series Rider begins if:


      -     the Contract Value reduces to zero at any time during a Contract
            Year; and

      -     there were no Excess Withdrawals during that Contract Year; and

      -     the Benefit Base is still greater than zero at the time.


There is no Settlement Phase under an Income Plus For Life 1.11 Series Rider if:


      - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

      - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE THEN DECLINES TO ZERO IN THAT SAME CONTRACT YEAR.

The settlement amount we pay to you under the Rider varies:

      - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.


      - (for Income Plus For Life 1.11) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).



      - (for Income Plus For Life -- Joint Life 1.11) If you purchased the Rider before the younger Covered Person attained age 58 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).


      - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract -- Pay-out Period Provisions."

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:

      -     you will have the flexibility to start and stop withdrawals;

      - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

      - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

      -     you reduce the Contract Value available for annuitization; and

      - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

When you annuitize:

      - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);

      - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

      -     you will no longer have access to the Contract Value; and

      - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Impact of Death Benefits

Our GMWB Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

INCOME PLUS FOR LIFE 1.11. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED OWNER   THEN
IS:                     INCOME PLUS FOR LIFE 1.11:
---------------------   --------------------------
1. Not the Covered      -     may continue if the Beneficiary elects to continue
   Person                     the Contract. We will automatically increase the
                              Benefit Base to equal the initial death benefit we
                              determine, if the death benefit is greater than
                              the Benefit Base prior to our determination. We
                              will also recalculate the Lifetime Income Amount
                              to equal the Benefit Rate then in effect
                              multiplied by the recalculated Benefit Base and
                              will assess the Rider Fee based on the
                              recalculated Benefit Base.

                        - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                        - continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of any increase in the Benefit Base
                              (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the Income Plus For Life
                              1.11 fee.

2. The Covered Person   -     ends without any further benefit.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 1.11 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.



The entire interest must be distributed within five years of the Owner's death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions -- Mortality and Expense Risks Fee").



INCOME PLUS FOR LIFE -- JOINT LIFE 1.11. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life -- Joint Life 1.11 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) a Qualified Plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).


If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life -- Joint Life 1.11 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life -- Joint Life 1.11 Rider fee (see "Rider Fees -- Fee for Income Plus For Life 1.11 Series Riders" earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life -- Joint Life 1.11 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.






Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life -- Joint Life 1.11 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

      - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

      - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.


Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life -- Joint Life 1.11 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.


Termination of Rider


You may not terminate an Income Plus For Life 1.11 Series Rider once it is in effect. However, an Income Plus For Life 1.11 Series Rider will terminate automatically upon the earliest of:


      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

      -     the date an Annuity Option begins;

      -     the date the Contract Value and the Benefit Base both equal zero;


      -     (for Income Plus For Life 1.11) the death of the Covered Person;



      - (for Income Plus For Life -- Joint Life 1.11) the death of the last Covered Person remaining under the Rider;


      - the date a new GMWB Rider becomes effective under any exchange program that we may make available; or

      -     termination of the Contract.


You should consult with your financial professional to assist you in determining whether an Income Plus For Life 1.11 Series Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus For Life
1.11 Series Riders may limit the Investment Options than otherwise available under the Contract; they require you to defer taking withdrawals to receive certain benefits; they contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values; and they provide no guaranteed minimum withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an Income Plus For Life 1.11 Series Rider is suitable for your needs, especially at older ages.


Tax Considerations


Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See "VIII. Federal Tax Matters" for additional information on tax considerations related to optional benefit Riders.


ANNUAL STEP-UP DEATH BENEFIT

You may elect the optional Annual Step-Up Death Benefit:

      - for an additional charge of 0.20% of the value of the Variable Investment Options;


      - as long as the oldest Owner of a Contract is not age 75 or older at the time of purchase (we impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 75 or older on the effective date of the Rider) (for California, Guam, Illinois and Puerto Rico the oldest owner of a Contract must not be age 80 or older); and


      - if you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as a "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.


Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable.


Rider Benefit

The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:

      - the death benefit described under "Death Benefit During Accumulation Period"; or

      -     the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit up to and including the Contract Anniversary after the oldest Owner's 75th birthday (the Contract Anniversary after the oldest Owner's 80th birthday in California, Guam, Illinois and Puerto Rico), or the date of death of any Owner, whichever is earliest.


ANNIVERSARY VALUE. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with partial withdrawals since the Contract Anniversary. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by
(b) where:

      (a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

      (b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.

CONTINUATION OF RIDER UPON DEATH OF OWNER. If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the optional Annual Step-Up Death Benefit. In determining the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step-Up Death Benefit


The Optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of:



      (a)   the date the Contract terminates;



      (b)   the Maturity Date;



      (c)   the date on which the Optional Annual Step-Up Death Benefit is paid;
            or



      (d)   the date the Owner is changed or the Contract is assigned, unless



            (i) the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or



            (ii) the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or



            (iii) the change is from one guardian, custodian or trust
                  established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or



            (iv) the Ownership is transferred to the Owner's spouse following the death of the Owner; or



            (v) the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or



            (vi)  the assignment is for purposes of a tax qualified exchange.


Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

The addition of the Annual Step-Up Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

                           VII. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see "VI. Optional Benefits."

WITHDRAWAL CHARGES


If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 4 complete Contract Years. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) certain other "free Withdrawal Amounts" described below,
(iii) distributions required to satisfy federal income tax minimum distribution requirements attributable to this Contract, or (iv) Purchase Payments that have been in the Contract more than 4 complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested.


We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

      - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

      - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.


                               WITHDRAWAL CHARGE*

                     (as a percentage of Purchase Payments)

                                 JOHN HANCOCK USA
                                 JOHN HANCOCK NY
First Year                              6%
Second Year                             5%
Third Year                              4%
Fourth Year                             3%
Fifth Year & Thereafter                 0%

* The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge."

Waiver of Applicable Withdrawal Charge -- Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

      - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);

      -     the confinement began at least one year after the Contract Date;

      -     confinement was prescribed by a "Physician";

      - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

      - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which: (a) is licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitant(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.


The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. THE WAIVER DESCRIBED ABOVE IS NOT AVAILABLE IN ALL STATES AND CERTAIN TERMS MAY VARY DEPENDING ON THE STATE OF ISSUE AS NOTED IN YOUR CONTRACT. WITHDRAWALS MAY BE TAXABLE AND IF MADE PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A 10% PENALTY TAX (SEE "VIII. FEDERAL TAX MATTERS"). YOU SHOULD CONSULT WITH YOUR OWN QUALIFIED TAX ADVISOR BEFORE REQUESTING THE WAIVER.


There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., "Reduction or Elimination of Charges and Deductions," below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

ANNUAL CONTRACT FEE


We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the Contract Anniversary. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the Contract Anniversary, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.


ASSET-BASED CHARGES

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract -- Accumulation Period Provisions -- Death Benefit During Accumulation Period"). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.50% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(John Hancock USA Contracts only; not available in New York)

We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:


      - We will consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.


      - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

      - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

      - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

      - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

      - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your registered representative.

PREMIUM TAXES

We will charge you for premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                             PREMIUM TAX RATE(1)
STATE OR             QUALIFIED              NONQUALIFIED
TERRITORY            CONTRACTS                CONTRACTS
CA                     0.50%                   2.35%
GUAM                   4.00%                   4.00%
ME(2)                  0.00%                   2.00%
NV                     0.00%                   3.50%
PR                     1.00%                   1.00%
SD(2)                  0.00%                   1.25%(3)
TX(4)                  0.04%                   0.04%
WV                     1.00%                   1.00%
WY                     0.00%                   1.00%


(1)   Based on the state of residence at the time the tax is assessed.



(2)   We pay premium tax upon receipt of Purchase Payment.



(3)   0.80% on Purchase Payments in excess of $500,000.



(4)   Referred to as a "maintenance fee."

                            VIII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS


At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.


When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit ("GMWB") Rider, using the Contract Value. See "VI. Optional Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Qualified Contracts -- Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts" below.



Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.


You should consult a qualified tax advisor for information on any optional benefit Riders.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Aggregation of Contracts


In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.


For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.


The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.


Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit.).

If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult with your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you make a withdrawal from either contract within 12 months after the exchange.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Undistributed Gains


Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually make a distribution to you or you assign or pledge an interest in your Contract.



However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)


Once you have recovered your total investment in the Contract tax free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."


Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as if it were a withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

      - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

      - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

      - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

      - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or


      - if distributed in accordance with an existing Annuity Option other than the Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

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      -     if distributed in accordance with an existing Period Certain Only
            Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.


Penalty Tax on Premature Distributions


There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:


      - received on or after the date on which the Contract Owner reaches age 59 1/2;

      - attributable to the Contract Owner becoming disabled (as defined in the tax law);

      - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;

      - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

      -     made under a single-premium immediate annuity contract; or

      - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010


On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).


You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

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Puerto Rico Nonqualified Contracts

IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.


Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part nontaxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


QUALIFIED CONTRACTS

(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified
Plan)

The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.

Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with RMD requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.


Penalty Tax on Premature Distributions


There is also a 10% penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:


      - received on or after the date on which the Contract Owner reaches age 59 1/2;

      - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or


      - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 or the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may make a distribution:

      - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;


      - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code;



      - from any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; or



      - from a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a "tax-free rollover" to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse beneficiary. A beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract which is a traditional IRA.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code.

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Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.


In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer from the plan.


Withholding on Rollover Distributions


Eligible rollover distributions from a retirement plan that is qualified under section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.


Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.


If you take a distribution from a Qualified Contract, we may have to withhold a portion of the distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.



We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A QUALIFIED PLAN.


Conversions and Rollovers to Roth IRAs


You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.


If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.


The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.


Section 403(b) Qualified Plans


Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").


We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.


If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Qualified Plan, the transfer may subject you to income taxation on the amount of the loan balance.


Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans


The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. With regard to Qualified Plans, although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.



Designated Roth Accounts within Qualified Plans



The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distribution distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.


SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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                               IX. General Matters

ASSET ALLOCATION SERVICES


We are aware that certain third parties offer asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY, AND YOU SHOULD BE AWARE THAT FEES PAID FROM YOUR CONTRACT VALUE FOR SUCH SERVICES: (1) ARE TREATED AS WITHDRAWALS UNDER THE TERMS DESCRIBED EARLIER IN THIS PROSPECTUS; AND (2) IF ANY SUCH WITHDRAWALS INCUR A FEE UNDER THE TERMS DESCRIBED IN THIS PROSPECTUS, SUCH FEES WOULD BE SEPARATE AND IN ADDITION TO ANY OTHER FEES PAID UNDER THE CONTRACTS. (See "V. Description of the Contract -- Accumulation Period Provisions -- Withdrawals" for information about the treatment of withdrawals under the Contract, and "VI. Optional Benefits -- Features of Income Plus For Life .1.11 Series Riders -- Withdrawals, Distributions and Settlements" for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.)


DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.


John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").

We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund of funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.


The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7.00% of Purchase Payments. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 1.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2010, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer or one product over another product.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.


TRANSACTION CONFIRMATIONS



We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.


REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION


Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

Statement of Additional Information

Table of Contents

General Information and History....................................................................................     1
Accumulation Unit Value Tables.....................................................................................     1
Services...........................................................................................................     1
         Independent Registered Public Accounting Firm.............................................................     1
         Servicing Agent...........................................................................................     1
         Principal Underwriter.....................................................................................     1
         Special Compensation and Reimbursement Arrangements.......................................................     2
State Variations Regarding Recognition of Same-Sex Couples.........................................................     5
Qualified Plan Types...............................................................................................     6
Legal and Regulatory Matters.......................................................................................    10
Appendix A: Audited Financial Statements...........................................................................    A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

Statement of Additional Information

Table of Contents

General Information and History....................................................................................    1
Accumulation Unit Value Tables.....................................................................................    1
Services...........................................................................................................    1
         Independent Registered Public Accounting Firm.............................................................    1
         Servicing Agent...........................................................................................    1
         Principal Underwriter.....................................................................................    1
         Special Compensation and Reimbursement Arrangements.......................................................    2
State Variations Regarding Recognition of Same-Sex Couples.........................................................    5
Qualified Plan Types...............................................................................................    6
Legal and Regulatory Matters.......................................................................................   10
Appendix A: Audited Financial Statements...........................................................................   A-1

Financial Statements


The Statements of Additional Information also contain the Company's financial statements for the years ended December 31, 2010 and 2009, and its Separate Account financial statements for the year ended December 31, 2010 (the "Financial Statements"). Our Financial Statements provide information on our financial strength for the year ended 2010, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

EXAMPLE 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

      a) First we will calculate the free Withdrawal Amount, which equals the greater of:

            -     10% of all Purchase Payments = .10 x ($30,000 + $20,000) =
                  $5,000, or

            - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.

      b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free Withdrawal Amount, or $60,000 - $10,000 = $50,000.

      c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

            - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .04 x $30,000 = $1,200.

            - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 x $20,000 = $1,000.

            -     The total withdrawal charge is $1,200 + $1,000 = $2,200.

EXAMPLE 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

      a) First we will calculate the free Withdrawal Amount, which equals the greater of:

            -     10% of all Purchase Payments = .10 x ($30,000 + $20,000) =
                  $5,000, or

            - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = -$15,000.

      b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free Withdrawal Amount, or $50,000 - $5,000 = $45,000.

      c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Payment has been in the Contract.

            - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .04 x $30,000 = $1,200.

            - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 x $15,000 = $750.

            -     The total withdrawal charge is $1,200 + $750 = $1,950.

EXAMPLE 3. If you take a partial withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:

      a) First we will calculate the free Withdrawal Amount for the partial withdrawal, which equals the greater of:

            -     10% of all Purchase Payments = .10 x ($30,000 + $20,000) =
                  $5,000, or

            - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.

      b) Since the partial withdrawal is equal to the free Withdrawal Amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

      c) When the Contract is surrendered, we will calculate the free Withdrawal Amount for the surrender, which equals the greater of:

            - 10% of all Purchase Payments reduced by prior withdrawals during the year = .10 x ($30,000 + $20,000) - $5,000 = $0, or

            - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = -$1,000.

      d) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free Withdrawal Amount, or $50,000 - $0 = $50,000.

      e) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

            - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .04 x $30,000 = $1,200.

            - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 x $20,000 = $1,000.

            -     The total withdrawal charge is $1,200 + $1,000 = $2,200.

                        Appendix B: Qualified Plan Types

For more detailed information about these plan types, you may request a Statement of Additional Information.


            PLAN TYPE
        TRADITIONAL IRAS           Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code. In general, unless you have made nondeductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.

            ROTH IRAS              Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a
                                   Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.

        SIMPLE IRA PLANS           In general, under section 408(p) of the Code a small business employer may establish a SIMPLE
                                   IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.

  SIMPLIFIED EMPLOYEE PENSIONS     Section 408(k) of the Code allows employers to establish simplified employee pension plans for
          (SEP -- IRAS)            their employees, using the employees' IRAs for such purposes, if certain criteria are met.
                                   Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(b) QUALIFIED PLANS OR  Section 403(b) of the Code permits public school employees and employees of certain types of
     TAX-SHELTERED ANNUITIES       tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-sheltered annuities."
                                   We currently are not offering this Contract for use in a Section 403(b) Qualified Plan except under limited circumstances.

   CORPORATE AND SELF-EMPLOYED     Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of
PENSION AND PROFIT-SHARING PLANS   tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act
       (H.R. 10 AND KEOGH)         of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

 DEFERRED COMPENSATION PLANS OF    Section 457 of the Code permits employees of state and local governments and tax-exempt
 STATE AND LOCAL GOVERNMENTS AND   organizations to defer a portion of their compensation without paying current taxes. The
    TAX-EXEMPT ORGANIZATIONS       employees must be participants in an eligible deferred compensation plan. A section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to the participant's severance from employment (except in the case of an unforeseen emergency). When we make payments under a section 457 Contract, the payment is taxed as ordinary income.

                 Appendix U: Tables of Accumulation Unit Values



The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.



We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).



The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:



      -     Venture(R) 4 Contracts with no optional benefit Riders; and



      -     Venture(R) 4 Contracts issued with an Annual Step-Up Death Benefit
            Rider.



Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture 4

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

              ACCUMULATION UNIT VALUES- VENTURE 4 VARIABLE ANNUITY

                             YEAR       YEAR        YEAR        YEAR       YEAR      YEAR       YEAR      YEAR      YEAR      YEAR
                             ENDED      ENDED      ENDED       ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED
                           12/31/10   12/31/09    12/31/08    12/31/07   12/31/06  12/31/05   12/31/04  12/31/03  12/31/02  12/31/01
                           --------   --------    --------    --------   --------  --------   --------  --------  --------  --------
CORE ALLOCATION TRUST - SERIES II SHARES (units first credited 12-04-2009)
Contracts with no Optional Benefits
    Value at Start of Year     12.500    --          --          --         --        --         --        --        --       --
      Value at End of Year     16.350    --          --          --         --        --         --        --        --       --
              No. of Units    315,365    --          --          --         --        --         --        --        --       --
Contracts with Annual Step Death Benefit
    Value at Start of Year     12.500    --          --          --         --        --         --        --        --       --
      Value at End of Year     16.295    --          --          --         --        --         --        --        --       --
              No. of Units     36,622    --          --          --         --        --         --        --        --       --
              No. of Units     44,347    --          --          --         --        --         --        --        --       --

CORE BALANCED TRUST - SERIES II SHARES (units first credited 12-04-2009)
Contracts with no Optional Benefits
    Value at Start of Year     12.500    --          --          --         --        --         --        --        --       --
      Value at End of Year     16.537    --          --          --         --        --         --        --        --       --
              No. of Units    635,288    --          --          --         --        --         --        --        --       --
Contracts with Annual Step Death Benefit
    Value at Start of Year     12.500    --          --          --         --        --         --        --        --       --
      Value at End of Year     16.482    --          --          --         --        --         --        --        --       --
              No. of Units    161,004    --          --          --         --        --         --        --        --       --
              No. of Units    124,575    --          --          --         --        --         --        --        --       --

CORE DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 12-04-2009)
Contracts with no Optional Benefits
    Value at Start of Year     12.500    --          --          --         --        --         --        --        --       --
      Value at End of Year     16.963    --          --          --         --        --         --        --        --       --
              No. of Units    571,444    --          --          --         --        --         --        --        --       --
Contracts with Annual Step Death Benefit
    Value at Start of Year     12.500    --          --          --         --        --         --        --        --       --
      Value at End of Year     16.907    --          --          --         --        --         --        --        --       --
              No. of Units     58,857    --          --          --         --        --         --        --        --       --
              No. of Units     91,842    --          --          --         --        --         --        --        --       --

CORE FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 12-04-2009)
Contracts with no Optional Benefits
    Value at Start of Year     12.500    --          --          --         --        --         --        --        --       --
      Value at End of Year     15.837    --          --          --         --        --         --        --        --       --
              No. of Units    862,008    --          --          --         --        --         --        --        --       --
Contracts with Annual Step Death Benefit
    Value at Start of Year     12.500    --          --          --         --        --         --        --        --       --
      Value at End of Year     15.784    --          --          --         --        --         --        --        --       --
              No. of Units    234,507    --          --          --         --        --         --        --        --       --
              No. of Units    180,438    --          --          --         --        --         --        --        --       --

CORE GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 12-04-2009)
Contracts with no Optional Benefits
    Value at Start of Year     12.500    --          --          --         --        --         --        --        --       --
      Value at End of Year     16.167    --          --          --         --        --         --        --        --       --
              No. of Units    869,275    --          --          --         --        --         --        --        --       --
Contracts with Annual Step Death Benefit
    Value at Start of Year     12.500    --          --          --         --        --         --        --        --       --
      Value at End of Year     16.114    --          --          --         --        --         --        --        --       --
              No. of Units    168,480    --          --          --         --        --         --        --        --       --
              No. of Units    115,827    --          --          --         --        --         --        --        --       --

Venture 4

                             YEAR       YEAR      YEAR     YEAR      YEAR      YEAR      YEAR     YEAR      YEAR       YEAR
                             ENDED     ENDED     ENDED     ENDED    ENDED     ENDED     ENDED     ENDED    ENDED      ENDED
                           12/31/10   12/31/09  12/31/08 12/31/07  12/31/06  12/31/05  12/31/04 12/31/03  12/31/02   12/31/01
                           --------   --------  -------- --------  --------  --------  -------- --------  --------   --------
CORE STRATEGY TRUST - SERIES II SHARES (UNITS FIRST CREDITED 12-04-2009)
Contracts with no Optional Benefits
    Value at Start of Year     12.500    --        --       --        --        --        --       --        --         --
      Value at End of Year     13.501    --        --       --        --        --        --       --        --         --
              No. of Units    332,323    --        --       --        --        --        --       --        --         --
Contracts with Annual Step Death Benefit
    Value at Start of Year     12.500    --        --       --        --        --        --       --        --         --
      Value at End of Year     13.370    --        --       --        --        --        --       --        --         --
              No. of Units     42,251    --        --       --        --        --        --       --        --         --
              No. of Units     39,157    --        --       --        --        --        --       --        --         --

LIFESTYLE BALANCED TRUST - SERIES II SHARES (units first credited 12-04-2009)
Contracts with no Optional Benefits
    Value at Start of Year     12.500    --        --       --        --        --        --       --        --         --
      Value at End of Year     17.540    --        --       --        --        --        --       --        --         --
              No. of Units  3,384,620    --        --       --        --        --        --       --        --         --
Contracts with Annual Step Death Benefit
    Value at Start of Year     12.500    --        --       --        --        --        --       --        --         --
      Value at End of Year     17.481    --        --       --        --        --        --       --        --         --
              No. of Units  1,004,106    --        --       --        --        --        --       --        --         --
              No. of Units    594,545    --        --       --        --        --        --       --        --         --

LIFESTYLE CONSERVATIVE TRUST - SERIES II SHARES (units first credited 12-04-2009)
Contracts with no Optional Benefits
    Value at Start of Year     12.500    --        --       --        --        --        --       --        --         --
      Value at End of Year     17.317    --        --       --        --        --        --       --        --         --
              No. of Units  1,448,233    --        --       --        --        --        --       --        --         --
Contracts with Annual Step Death Benefit
    Value at Start of Year     12.500    --        --       --        --        --        --       --        --         --
      Value at End of Year     16.950    --        --       --        --        --        --       --        --         --
              No. of Units    436,085    --        --       --        --        --        --       --        --         --
              No. of Units    176,668    --        --       --        --        --        --       --        --         --

LIFESTYLE GROWTH TRUST - SERIES II SHARES (units first credited 12-04-2009)
Contracts with no Optional Benefits
    Value at Start of Year     12.500    --        --       --        --        --        --       --        --         --
      Value at End of Year     17.158    --        --       --        --        --        --       --        --         --
              No. of Units  3,872,740    --        --       --        --        --        --       --        --         --
Contracts with Annual Step Death Benefit
    Value at Start of Year     12.500    --        --       --        --        --        --       --        --         --
      Value at End of Year     17.075    --        --       --        --        --        --       --        --         --
              No. of Units  1,275,606    --        --       --        --        --        --       --        --         --
              No. of Units    917,987    --        --       --        --        --        --       --        --         --

LIFESTYLE MODERATE TRUST - SERIES II SHARES (units first credited 12-04-2009)
Contracts with no Optional Benefits
    Value at Start of Year     12.500    --        --       --        --        --        --       --        --         --
      Value at End of Year     17.329    --        --       --        --        --        --       --        --         --
              No. of Units  1,842,033    --        --       --        --        --        --       --        --         --
Contracts with Annual Step Death Benefit
    Value at Start of Year     12.500    --        --       --        --        --        --       --        --         --
      Value at End of Year     17.093    --        --       --        --        --        --       --        --         --
              No. of Units    427,397    --        --       --        --        --        --       --        --         --
              No. of Units    349,544    --        --       --        --        --        --       --        --         --

MONEY MARKET TRUST - SERIES II SHARES (units first credited 12-04-2009)
Contracts with no Optional Benefits
    Value at Start of Year     12.500    --        --       --        --        --        --       --        --         --
      Value at End of Year     12.450    --        --       --        --        --        --       --        --         --
              No. of Units  1,022,652    --        --       --        --        --        --       --        --         --

Venture 4

                             YEAR       YEAR      YEAR      YEAR     YEAR      YEAR      YEAR     YEAR      YEAR       YEAR
                             ENDED     ENDED      ENDED    ENDED    ENDED     ENDED     ENDED     ENDED    ENDED      ENDED
                           12/31/10   12/31/09  12/31/08  12/31/07 12/31/06  12/31/05  12/31/04 12/31/03  12/31/02   12/31/01
                           --------   --------  -------- --------  --------  --------  -------- --------  --------   --------
Contracts with Annual Step Death Benefit
    Value at Start of Year     12.500    --        --        --       --        --        --       --        --         --
      Value at End of Year     12.259    --        --        --       --        --        --       --        --         --
              No. of Units    249,619    --        --        --       --        --        --       --        --         --
              No. of Units    118,649    --        --        --       --        --        --       --        --         --

TOTAL BOND MARKET TRUST A - SERIES II SHARES (units first credited 8-02-2010)
Contracts with no Optional Benefits
    Value at Start of Year     12.500    --        --        --       --        --        --       --        --         --
      Value at End of Year     14.306    --        --        --       --        --        --       --        --         --
              No. of Units     65,587    --        --        --       --        --        --       --        --         --
Contracts with Annual Step Death Benefit
    Value at Start of Year     12.500    --        --        --       --        --        --       --        --         --
      Value at End of Year     14.202    --        --        --       --        --        --       --        --         --
              No. of Units     12,908    --        --        --       --        --        --       --        --         --
              No. of Units     15,937    --        --        --       --        --        --       --        --         --

ULTRA SHORT TERM BOND TRUST - SERIES II SHARES (units first credited 8-02-2010)
Contracts with no Optional Benefits
    Value at Start of Year     12.500    --        --        --       --        --        --       --        --         --
      Value at End of Year     12.405    --        --        --       --        --        --       --        --         --
              No. of Units    223,100    --        --        --       --        --        --       --        --         --
Contracts with Annual Step Death Benefit
    Value at Start of Year     12.500    --        --        --       --        --        --       --        --         --
      Value at End of Year     12.395    --        --        --       --        --        --       --        --         --
              No. of Units     15,247    --        --        --       --        --        --       --        --         --
              No. of Units     58,451    --        --        --       --        --        --       --        --         --

[JOHN HANCOCK LOGO]
the future is yours(R)



                    To obtain a Venture(R) 4 Variable Annuity



               Account Statement of Additional Information ("SAI")



                              Send this request to:



 FOR CONTRACTS ISSUED IN A STATE/JURISDICTION OTHER THAN THE STATE OF NEW YORK:
                                Venture(R) 4 SAI
                      John Hancock Annuities Service Center
                              Post Office Box 9505
                            Portsmouth, NH 03802-9505



                 FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK:
                               Venture(R) 4 NY SAI
                      John Hancock Annuities Service Center
                              Post Office Box 9506
                            Portsmouth, NH 03802-9506



                                                    CUT ALONG DOTTED LINE [LOGO]

--------------------------------------------------------------------------------


      Please send me a VENTURE(R) 4 VARIABLE ANNUITY Statement of Additional Information dated May 2, 2011, for



            [ ] Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).



            [ ]   Contracts issued in the State of New York (Separate Account
                  A).



      Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.



      Name______________________________________________________________________



      Address___________________________________________________________________



      City________________________State _____________ Zip ______________________



      Venture(R) is a registered service mark of John Hancock Life Insurance Company (U.S.A.) and is used under license by John Hancock Life Insurance Company of New York

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

                                    PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                               dated May 2, 2011


                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Statement of Additional Information
         John Hancock Life Insurance Company (U.S.A.) Separate Account H

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York as follows:


                     PROSPECTUSES ISSUED BY JOHN HANCOCK USA
           (to be read with this Statement of Additional Information)
                            Venture Variable Annuity
                           Venture 4 Variable Annuity
                          Venture III Variable Annuity
                        Venture Vantage Variable Annuity
                         Venture Vision Variable Annuity
                           Wealthmark Variable Annuity
                         Wealthmark ML3 Variable Annuity


You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK ANNUITIES SERVICE CENTER   MAILING ADDRESS
164 Corporate Drive                     Post Office Box 9505
Portsmouth, NH 03801-6815               Portsmouth, NH 03802-9505
(800) 344-1029                          www.jhannuities.com


JHUSA SEP ACCT H SAI 05/11

                                Table of Contents

GENERAL INFORMATION AND HISTORY...........................................     1
ACCUMULATION UNIT VALUE TABLES............................................     1
SERVICES..................................................................     1
   Independent Registered Public Accounting Firm..........................     1
   Servicing Agent........................................................     1
   Principal Underwriter..................................................     1
   Special Compensation and Reimbursement Arrangements....................     2
STATE VARIATIONS REGARDING RECOGNITION OF SAME-SEX COUPLES................     5
QUALIFIED PLAN TYPES......................................................     6
LEGAL AND REGULATORY MATTERS..............................................    10
APPENDIX A: AUDITED FINANCIAL STATEMENTS..................................   A-1

                         General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "Separate Account") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("we," "us," "the Company," or "John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. We also have an Annuities Service Center located at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("Manulife North America"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Separate Account and assumed all of Manulife North America's obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

Independent Registered Public Accounting Firm


The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Servicing Agent

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

     - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

     -    semimonthly commission statements;

     -    monthly summaries of agent production and daily transaction reports;

     -    semiannual statements for Contract Owners; and

     -    annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter


John Hancock Distributors, LLC ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2010, 2009, and 2008 were $369,132,052, $421,625,749, and $597,650,909, respectively.

Special Compensation and Reimbursement Arrangements


The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.


The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.


Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA,") (or their affiliated broker-dealers) that we are aware (as of December 31, 2010) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:


NAME OF FIRM

                                   DISTRIBUTOR


                            1st Global Capital Corp.
                        AIG - FSC Securities Corporation
                              AIG - SagePoint, Inc
                      American Porfolios Financial Services
                                AXA Advisors, LLC
                      Banc of America Investment Serv., Inc
                           Cadaret, Grant & Co., Inc.
                          Cambridge Investment Research
                            CCO Investment Servies Co.

                                   DISTRIBUTOR


                               Centaurus Financial
                         Citigroup Global Markets, Inc.
                               Comerica Securities
                         Commonwealth Financial Network
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                             Edward Jones Co., L.P.
                          Fifth Third Securities, Inc.
                             First Allied Securities
                               Founders Financial
                         Geneos Wealth Management, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments Inc.
                        Independent Financial Group, LLC
                    ING - Financial Network Investment Corp.
                  ING - Multi-Financial Securities Corporation
                    ING - PrimeVest Financial Services, Inc.
                             ING Financial Partners
                                Investacorp, Inc.
                                Investors Capital
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                              James T Borello & Co
                          Janney Montgomery Scott, LLC
                         John Hancock Financial Network
                          Key Investment Services, LLC
                           Lasalle St. Securities, LLC
                     Lincoln Financial Advisors Corporation
                       Lincoln Financial Securities Corp.
                               LPL Financial Corp.
                                   M & T Bank
                           M Holdings Securities, Inc.
                   Merrill Lynch, Pierce, Fenner & Smith, Inc.
                          MML Investors Services, Inc.
                       Money Concepts Capital Corporation
                            Morgan Keegan & Co., Inc.
                           Morgan Stanley & Co., Inc.
                                 Next Financial
                                 NFP Securities
                       NPH - Invest Financial Corporation
                    PAC - United Planners Financial Services
                            People's Securities, Inc.
                                ProEquities, Inc.
                            Raymond James Associates
                        Raymond James Financial Services
                             RBC Dain Capital, Inc.
                            Securities America, Inc.
                           Sigma Financial Corporation
                        Stifel, Nicolaus & Company, Inc.
                        SunTrust Investment Services Inc.
                        The Huntington Investment Company

                                   DISTRIBUTOR


                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                         Walnut Street Securities, Inc.
                          Wells Fargo Investments, LLC
                       Wells Fargo Sec. Financial Network
                        Wells Fargo Securities LLC, (ISG)
                        Wells Fargo Securities LLC, (PCG)
                        Woodbury Financial Services, Inc.


Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

           State Variations Regarding Recognition of Same-Sex Couples

The federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriages. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:


        STATE                  TYPE OF JURISDICTION                                   RELATED RULE
--------------------   -----------------------------------   --------------------------------------------------------------
     California               Domestic Partnership
      Colorado          Designated Beneficiary Agreements    May recognize spouses of civil unions from other jurisdictions
    Connecticut                 Same-Sex Marriage
District of Columbia          Domestic Partnership,
                                Same-Sex Marriage
       Hawaii          Reciprocal Beneficiary Relationship
      Illinois                     Civil Union
        Iowa                    Same-Sex Marriage
       Maine                  Domestic Partnerships
      Maryland                Domestic Partnership           Also recognizes spouses of same-sex marriages who were married in another jurisdiction
   Massachusetts                Same-Sex Marriage
       Nevada                 Domestic Partnership
   New Hampshire                Same-Sex Marriage
     New Jersey                   Civil Union,               Also recognizes spouses of civil unions who were married in
                              Domestic Partnership           another jurisdiction
      New York                         --                    Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction
       Oregon                 Domestic Partnership
    Rhode Island              Domestic Partnership           Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction
      Vermont                   Same-Sex Marriage
     Washington               Domestic Partnership
     Wisconsin                Domestic Partnerships


The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2) your state's regulations regarding civil unions and same-sex marriages.

                              Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities


Section 408 of the Internal Revenue Code ("Code") permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code.


The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions


In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.



The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and the actuarial present value of other benefits provided under the Contract.


ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or


     -    a qualified first-time homebuyer distribution within the meaning of section 72(t) (2) (F) of the Code.



In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under section 457(b) of the Code.


If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA


You can convert a traditional IRA to a Roth IRA or directly roll over distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or direct rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, and you ask us to withhold any amount to pay the tax on the conversion or rollover, we will treat the withholding as a contract withdrawal. The amount withheld could reduce the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. You may find it advantageous to pay the tax due on the conversion or rollover from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


SIMPLE IRA PLANS


In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)


Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.


SECTION 403(B) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Qualified Plans

AVAILABILITY. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the
Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.


OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Plan Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.


ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.


We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan into a previously issued Contract used in a
Section 403(b) Qualified Plan. Provided that we receive the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.



In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.


WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.


These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). The exception for hardship distributions applies to actual elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.



Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age
59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)


LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: (1) that were issued prior to January 1, 2009; (2) that are not subject to Title 1 of ERISA, and (3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.


COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.



If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.


Restrictions Under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

     - termination of employment in all Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

CORPORATE AND SELF-EMPLOYED ("H.R.-10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS


Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish tax-favored retirement plans, commonly referred to as "H.R.-10" or "Keogh" plans, for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.


DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.


A section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).



When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.


                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                    APPENDIX A: Audited Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
John Hancock Life Insurance Company (U.S.A.)
For the Years Ended December 31, 2010, 2009, and 2008

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................   F-1
Audited Consolidated Financial Statements
   Consolidated Balance Sheets-
      As of December 31, 2010 and 2009...................................   F-2
   Consolidated Statements of Operations-
      For the Years Ended December 31, 2010, 2009, and 2008..............   F-4
   Consolidated Statements of Changes in Shareholder's
      Equity and Comprehensive Income (Loss)-
      For the Years Ended December 31, 2010, 2009, and 2008..............   F-5
   Consolidated Statements of Cash Flows-
      For the Years Ended December 31, 2010, 2009, and 2008..............   F-8
   Notes to Consolidated Financial Statements............................   F-10

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in shareholder's equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2010 the Company changed their method of accounting and reporting for variable interest entities, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, and in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach.


                                              /s/ Ernst & Young, LLP

Boston, Massachusetts
March 30, 2011

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                           CONSOLIDATED BALANCE SHEETS

                                                                      DECEMBER 31,
                                                                  -------------------
                                                                    2010       2009
                                                                  --------   --------
                                                                     (IN MILLIONS)
ASSETS
   Investments
   Fixed maturities:
      Available-for-sale--at fair value (amortized cost:
         2010--$60,956; 2009--$55,386) ........................   $ 62,402   $ 55,581
      Held-for-trading--at fair value (cost: 2010--$1,616;
         2009--$1,231) (includes variable interest entity
         assets, at fair value, of $401 and $0 at December 31,
         2010 and 2009, respectively) .........................      1,627      1,208
   Equity securities:
      Available-for-sale--at fair value (cost: 2010--$486;
         2009--$489) ..........................................        588        558
   Mortgage loans on real estate ..............................     13,343     12,623
   Investment real estate, agriculture, and timber ............      3,610      3,084
   Policy loans ...............................................      5,050      4,949
   Short-term investments .....................................      1,472      3,973
   Other invested assets ......................................      3,883      3,417
                                                                  --------   --------
         Total Investments ....................................     91,975     85,393
   Cash and cash equivalents (includes variable interest entity assets of $44 and $0 at December 31, 2010 and 2009,
      respectively) ...........................................      2,772      4,915
   Accrued investment income (includes variable interest entity assets of $6 and $0 at December 31, 2010 and 2009,
      respectively) ...........................................        974        896
   Goodwill ...................................................      1,453      3,053
   Value of business acquired .................................      1,959      2,171
   Deferred policy acquisition costs and deferred sales
      inducements .............................................     10,006      9,565
   Amounts due from and held for affiliates ...................      3,673      3,828
   Intangible assets ..........................................      1,285      1,294
   Reinsurance recoverable ....................................     10,910     10,171
   Derivative asset ...........................................      2,975      2,142
   Other assets ...............................................      2,044      2,035
   Separate account assets (includes variable interest entity assets of $116 and $106 at December 31, 2010 and 2009,
      respectively) ...........................................    136,002    122,466
                                                                  --------   --------
         TOTAL ASSETS .........................................   $266,028   $247,929
                                                                  ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                      DECEMBER 31,
                                                                  -------------------
                                                                    2010       2009
                                                                  --------   --------
                                                                     (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES
   Future policy benefits .....................................   $ 82,231   $ 78,478
   Policyholders' funds .......................................      8,308      9,125
   Unearned revenue ...........................................      2,600      2,615
   Unpaid claims and claim expense reserves ...................      1,292      1,303
   Policyholder dividends payable .............................        595        619
   Amounts due to affiliates ..................................      2,290      3,714
   Short-term debt ............................................          7          6
   Long-term debt (includes variable interest entity
     liabilities of $351 and $0 at December 31, 2010 and 2009,
     respectively) ............................................        838        484
   Consumer notes .............................................        966      1,205
   Current income tax payable .................................         21        232
   Deferred income tax liability ..............................      2,765      1,755
   Coinsurance funds withheld .................................      4,871      4,359
   Derivative liability (includes variable interest entity
      liabilities of $10 and $0 at December 31, 2010 and 2009,
      respectively) ...........................................      3,404      2,629
   Other liabilities (includes variable interest entity
      liabilities of $7 and $0 at December 31, 2010 and 2009,
      respectively) ...........................................      3,737      3,363
   Separate account liabilities (includes variable interest
      entity liabilities of $116 and $106 at December 31, 2010
      and 2009, respectively ..................................    136,002    122,466
                                                                  --------   --------
         Total Liabilities ....................................    249,927    232,353
COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS
   (NOTE 11)
SHAREHOLDER'S EQUITY
   Preferred stock ($1.00 par value; 50,000,000 shares
      authorized; 100,000 shares issued and outstanding at
      December 31, 2010 and 2009) .............................         --         --
   Common stock ($1.00 par value; 50,000,000 shares authorized;
      4,728,939 and 4,728,938 shares issued and outstanding at
      December 31, 2010 and 2009, respectively) ...............          5          5
   Additional paid-in capital .................................     12,776     12,427
   Retained earnings ..........................................      1,907      2,822
   Accumulated other comprehensive income .....................      1,168        129
                                                                  --------   --------
      Total John Hancock Life Insurance Company (U.S.A.)
         Shareholder's Equity .................................     15,856     15,383
   Noncontrolling interests ...................................        245        193
                                                                  --------   --------
      Total Shareholder's Equity ..............................     16,101     15,576
                                                                  --------   --------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ..............   $266,028   $247,929
                                                                  ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       YEARS ENDED DECEMBER 31,
                                                                     ---------------------------
                                                                       2010      2009      2008
                                                                     -------   -------   -------
                                                                            (IN MILLIONS)
REVENUES
   Premiums ......................................................   $ 3,922   $ 3,946   $    81
   Fee income ....................................................     3,759     3,561     3,427
   Net investment income .........................................     4,567     4,346     4,441
   Net realized investment and other gains (losses):
      Total other-than-temporary impairment losses ...............      (178)     (754)   (1,767)
      Portion of loss recognized in other comprehensive income ...        57        91        --
                                                                     -------   -------   -------
      Net impairment losses recognized in earnings ...............      (121)     (663)   (1,767)
      Other net realized investment and other gains (losses) .....       502    (1,174)    1,544
                                                                     -------   -------   -------
   Total net realized investment and other gains (losses) ........       381    (1,837)     (223)
   Other revenue .................................................        26        46        62
                                                                     -------   -------   -------
         Total revenues ..........................................    12,655    10,062     7,788
BENEFITS AND EXPENSES
   Benefits to policyholders .....................................     6,887     4,558     4,771
   Policyholder dividends ........................................       846       918       939
   Amortization of deferred policy acquisition costs, deferred
      sales inducements, and value of business acquired ..........       752     1,211      (336)
   Goodwill impairment ...........................................     1,600        --        --
   Other operating costs and expenses ............................     3,225     3,071     3,064
                                                                     -------   -------   -------
         Total benefits and expenses .............................    13,310     9,758     8,438
                                                                     -------   -------   -------
(Loss) income before income taxes ................................      (655)      304      (650)
Income tax expense (benefit) .....................................       222        (7)     (339)
                                                                     -------   -------   -------
Net (loss) income ................................................      (877)      311      (311)
Less: net income (loss) attributable to noncontrolling
   interests .....................................................        36       (16)       16
                                                                     -------   -------   -------
Net (loss) income attributable to John Hancock Life Insurance
   Company (U.S.A.) ..............................................   $  (913)  $   327   $  (327)
                                                                     =======   =======   =======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                     EQUITY AND COMPREHENSIVE INCOME (LOSS)

                                                                            TOTAL JOHN
                                                                           HANCOCK LIFE
                                                                             INSURANCE
                                                             ACCUMULATED      COMPANY
                                      ADDITIONAL                OTHER        (U.S.A.)                         TOTAL
                             CAPITAL    PAID-IN   RETAINED  COMPREHENSIVE  SHAREHOLDER'S  NONCONTROLLING  SHAREHOLDER'S  OUTSTANDING
                              STOCK     CAPITAL   EARNINGS  INCOME (LOSS)     EQUITY        INTERESTS         EQUITY        SHARES
                             -------  ----------  --------  -------------  -------------  --------------  -------------  -----------
                                                    (IN MILLIONS, EXCEPT FOR OUTSTANDING SHARES)                             (IN
                                                                                                                          THOUSANDS)
BALANCE AT JANUARY 1,
   2008 ...................    $ 5      $11,926    $ 3,046     $ 1,083       $16,060           $143          $16,203        4,829
Comprehensive (loss)
   income:
   Net (loss) income ......                           (327)                     (327)            16             (311)
      Other comprehensive
         loss, net of tax:
      Net unrealized
        investment losses..                                     (2,534)       (2,534)                         (2,534)
      Foreign currency
         translation
         adjustment .......                                        (23)          (23)                            (23)
      Pension and
         postretirement
         benefits:
         Change in prior
            service cost ..                                         (1)           (1)                             (1)
         Change in net
            actuarial
            loss ..........                                       (666)         (666)                           (666)
      Cash flow hedges ....                                      1,055         1,055                           1,055
                                                                             -------           ----          -------
Comprehensive (loss)
   income .................                                                   (2,496)            16           (2,480)
Adoption of ASC 825, fair
   value option for
   financial assets and
   financial liabilities ..                              7                         7                               7
Adoption of ASC 715,
   accounting for
   endorsement split-dollar
   life insurance
   arrangements ...........                             (1)                       (1)                             (1)
Share-based payments ......                   9                                    9                               9
Contributions from
   noncontrolling
   interests ..............                                                                      62               62
Distributions to
   noncontrolling interests                                                                     (38)             (38)
Capital contribution from
   Parent .................                 477                                  477                             477
Dividends paid to Parent ..                           (960)                     (960)                           (960)
                               ---      -------    -------     -------       -------           ----          -------        -----
BALANCE AT DECEMBER 31,
   2008 ......                 $ 5      $12,412    $ 1,765     $(1,086)      $13,096           $183          $13,279        4,829
                               ===      =======    =======     =======       =======           ====          =======        =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
              EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

                                                                            TOTAL JOHN
                                                                           HANCOCK LIFE
                                                                             INSURANCE
                                                             ACCUMULATED      COMPANY
                                      ADDITIONAL                OTHER        (U.S.A.)                         TOTAL
                             CAPITAL    PAID-IN   RETAINED  COMPREHENSIVE  SHAREHOLDER'S  NONCONTROLLING  SHAREHOLDER'S  OUTSTANDING
                              STOCK     CAPITAL   EARNINGS  INCOME (LOSS)     EQUITY        INTERESTS         EQUITY        SHARES
                             -------  ----------  --------  -------------  -------------  --------------  -------------  -----------
                                                    (IN MILLIONS, EXCEPT FOR OUTSTANDING SHARES)                             (IN
                                                                                                                          THOUSANDS)
BALANCE AT JANUARY 1,
   2009 ...................     $5      $12,412    $1,765      $(1,086)       $13,096          $183          $13,279        4,829
Comprehensive income
   (loss):
   Net income (loss) ......                           327                         327           (16)             311
      Other comprehensive
         income, net of
          tax:
      Net unrealized
         investment gains .                                      2,916          2,916                          2,916
      Foreign currency
         translation
         adjustment .......                                          5              5                              5
      Pension and
         postretirement
         benefits:
         Change in prior
            service cost ..                                         (2)            (2)                            (2)
         Change in net
            actuarial loss                                          60             60                             60
         Net unrealized
            gain on
            split-dollar
            life
            insurance
            benefit .......                                          2              2                              2
      Cash flow hedges ....                                     (1,005)        (1,005)                        (1,005)
                                                                              -------          ----          -------
Comprehensive income
   (loss) .................                                                     2,303           (16)           2,287
Adoption of ASC 320,
   recognition of
   other-than-temporary
   impairments ............                           730         (761)           (31)                           (31)
Share-based payments ......                   8                                     8                              8
Contributions from
   noncontrolling
   interests ..............                                                                      39               39
Distributions to
   noncontrolling
   interests ..............                                                                     (13)             (13)
Capital contribution from
   Parent .................                   7                                     7                              7
                                --      -------    ------      -------        -------          ----          -------        -----
BALANCE AT DECEMBER 31,
   2009 ...................     $5      $12,427    $2,822      $   129        $15,383          $193          $15,576        4,829
                                ==      =======    ======      =======        =======          ====          =======        =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
              EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

                                                                            TOTAL JOHN
                                                                           HANCOCK LIFE
                                                                             INSURANCE
                                                             ACCUMULATED      COMPANY
                                      ADDITIONAL                OTHER        (U.S.A.)                         TOTAL
                             CAPITAL    PAID-IN   RETAINED  COMPREHENSIVE  SHAREHOLDER'S  NONCONTROLLING  SHAREHOLDER'S  OUTSTANDING
                              STOCK     CAPITAL   EARNINGS  INCOME (LOSS)     EQUITY        INTERESTS         EQUITY        SHARES
                             -------  ----------  --------  -------------  -------------  --------------  -------------  -----------
                                                    (IN MILLIONS, EXCEPT FOR OUTSTANDING SHARES)                             (IN
                                                                                                                          THOUSANDS)
BALANCE AT JANUARY 1,
   2010 ...........             $5      $12,427    $2,822       $  129        $15,383          $ 193         $15,576        4,829
Comprehensive (loss)
   income:
   Net (loss) income ......                          (913)                       (913)            36            (877)
      Other comprehensive
         income, net of
         tax:
      Net unrealized
         investment gains .                                         776           776                            776
      Foreign currency
         translation
         adjustment .......                                         (53)          (53)                          (53)
      Pension and
         postretirement
         benefits:
         Change in prior
            service cost ..                                          (2)           (2)                           (2)
         Change in net
            actuarial loss                                            9             9                             9
         Net unrealized
            gain on
            split-dollar
            life insurance
            benefit .......                                           2             2                             2
      Cash flow hedges ....                                        (166)         (166)                         (166)
                                                                                -----                         -----
Comprehensive (loss)
   income .................                                                      (347)            36            (311)
Adoption of ASC 810,
   consolidation of
   variable interest
   entities ...............                            (2)                         (2)            45              43
Share-based payments ......                  12                                    12                             12
Contributions from
   noncontrolling
   interests ..............                                                                       23              23
Distributions to
   noncontrolling
   interests ..............                                                                      (52)            (52)
Transfer of certain pension
   and postretirement
   benefit plans to
   Parent .................                 (13)                   473            460                            460
Capital contribution from
   Parent .................                 350                                   350                            350
                                --      -------    ------       ------        -------          -----         -------        -----
BALANCE AT DECEMBER
   31, 2010 ...............     $5      $12,776    $1,907       $1,168        $15,856          $ 245         $16,101        4,829
                                ==      =======    ======       ======        =======          =====         =======        =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                              YEARS ENDED DECEMBER 31
                                                                          ------------------------------
                                                                            2010       2009       2008
                                                                          --------   --------   --------
                                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income .....................................................   $   (877)  $    311   $   (311)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
   Amortization of premiums and accretion of discounts associated
      with investments, net ...........................................        174        153        168
   Net realized investment and other (gains) losses ...................       (381)     1,837        223
   Amortization of deferred policy acquisition costs, deferred
      sales inducements, and value of business acquired ...............        752      1,211       (336)
   Capitalization of deferred policy acquisition costs and deferred
      sales inducements ...............................................     (1,240)    (1,642)    (2,009)
   Goodwill impairment ................................................      1,600         --         --
   Depreciation and amortization ......................................        132        134        129
   Net cash flows from trading securities .............................         73       (151)        46
   (Increase) decrease in accrued investment income ...................        (78)        17         12
   Decrease (increase) in other assets and other liabilities, net .....      1,224       (885)     2,030
   Increase (decrease) in policyholder liabilities and accruals, net ..      2,652       (143)     4,178
   Increase in deferred income taxes ..................................        447         29        114
                                                                          --------   --------   --------
Net cash provided by operating activities .............................      4,478        871      4,244
CASH FLOWS FROM INVESTING ACTIVITIES:
   Sales of:
      Fixed maturities ................................................     20,277     11,418     10,428
      Equity securities ...............................................      1,153      1,022        422
      Mortgage loans on real estate ...................................        961      1,782      1,771
      Investment real estate, agriculture, and timber .................         22          2          7
      Other invested assets ...........................................        377         71        884
   Maturities, prepayments, and scheduled redemptions of:
      Fixed maturities ................................................      2,149      2,101      2,318
      Mortgage loans on real estate ...................................        383        330        285
      Other invested assets ...........................................        233        234         --
   Purchases of:
      Fixed maturities ................................................    (27,481)   (14,722)   (12,491)
      Equity securities ...............................................     (1,118)      (733)      (288)
      Investment real estate, agriculture, and timber .................       (602)      (151)      (233)
      Other invested assets ...........................................     (1,031)      (578)    (1,056)
   Mortgage loans on real estate issued ...............................     (2,117)    (2,467)    (2,627)
   Issuance of notes receivable to affiliates .........................         --         --       (755)
   Net redemptions (purchases) of short-term investments ..............      2,501       (303)      (944)
   Other, net .........................................................       (783)       705        692
                                                                          --------   --------   --------
Net cash used in investing activities .................................     (5,076)    (1,289)    (1,587)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                         YEARS ENDED DECEMBER 31,
                                                                       ---------------------------
                                                                         2010      2009      2008
                                                                       -------   -------   -------
                                                                              (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital contribution from Parent ................................   $   350   $     7   $   477
   Dividends paid to Parent ........................................        --        --      (500)
   (Decrease) increase in amounts due to affiliates ................    (1,254)    1,425      (964)
   Universal life and investment-type contract deposits ............     3,725     6,440     7,375
   Universal life and investment-type contract maturities and
      withdrawals ..................................................    (4,169)   (5,287)   (7,948)
   Net transfers from (to) separate accounts related to universal
      life and investment-type contracts ...........................         7    (1,486)   (1,918)
   Excess tax benefits related to share-based payments .............         5         8         2
   Repayments of consumer notes, net ...............................      (239)     (395)     (557)
   Issuance of short-term debt .....................................         2        --        --
   Repayments of short-term debt ...................................        (1)       --        --
   Issuance of long-term debt ......................................         2         1         2
   Repayments of long-term debt ....................................      (101)       --        (6)
   Unearned revenue on financial reinsurance .......................       112       (44)    1,592
   Net reinsurance recoverable .....................................       (23)     (186)     (125)
                                                                       -------   -------   -------
Net cash (used in) provided by financing activities ................    (1,584)      483    (2,570)
                                                                       -------   -------   -------
Net (decrease) increase in cash and cash equivalents ...............    (2,182)       65        87
Adoption of ASC 810, consolidation of variable interest entities ...        39        --        --
Cash and cash equivalents at beginning of year .....................     4,915     4,850     4,763
                                                                       -------   -------   -------
CASH AND CASH EQUIVALENTS AT END OF YEAR ...........................   $ 2,772   $ 4,915   $ 4,850
                                                                       =======   =======   =======
NON-CASH FINANCING ACTIVITIES DURING THE YEAR:
Transfer of certain pension and postretirement benefit plans
   to Parent .......................................................   $   (13)  $    --   $    --
Dividend of note receivable to Parent ..............................        --        --      (460)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS. John Hancock Life Insurance Company (U.S.A.) ("JHUSA" or the "Company") is a wholly-owned subsidiary of The Manufacturers Investment Corporation ("MIC"). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC ("JHHLLC"), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company's separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company ("JHLICO"), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), and John Hancock Variable Life Insurance Company ("JHVLICO"), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies' property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company's property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC ("MHDLLC"), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company's property and obligations became the property and obligations of JHHLLC.

BASIS OF PRESENTATION. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA's audited consolidated financial statements for the years ended December 31, 2009 and 2008, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP"), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities ("VIEs") in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 - Relationships with Variable Interest Entities.

RECLASSIFICATIONS. Certain prior year amounts have been reclassified to conform to the current year presentation.

INVESTMENTS. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. If foreclosure becomes probable, the measurement method used is based on the collateral's fair value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

DERIVATIVE FINANCIAL INSTRUMENTS. The Company uses derivative financial instruments ("derivatives") to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives embedded in other financial instruments ("host instruments"), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts recorded in accumulated other comprehensive income are reclassified to income in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

CASH AND CASH EQUIVALENTS. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS. On April 28, 2004 (the "acquisition date"), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired ("VOBA"), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company's Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs ("DAC") and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company's investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset's fair value is deemed to be less than its carrying value. For discussion regarding a goodwill impairment the Company recorded during 2010, see Note 15 -- Goodwill, Value of Business Acquired, and Other Intangible Assets.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

REINSURANCE. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

SEPARATE ACCOUNT ASSETS AND LIABILITIES. Separate account assets and liabilities reported on the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 35% and 38% of the Company's traditional life net insurance in-force at December 31, 2010 and 2009, respectively, and 77%, 81%, and 85% of the Company's traditional life net insurance premiums for the years ended December 31, 2010, 2009, and 2008, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders' fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders' funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances.

Components of policyholders' funds were as follows:

                                                               DECEMBER 31,
                                                             ---------------
                                                              2010     2009
                                                             ------   ------
                                                              (IN MILLIONS)
Participating pension contracts ..........................   $1,799   $1,976
Funding agreements .......................................    1,010    1,753
Guaranteed investment contracts ..........................      823      948
                                                             ------   ------
   Total liabilities for investment-type products ........    3,632    4,677
Individual and group annuities ...........................    2,225    2,124
Certain traditional life insurance policies and other ....    2,451    2,324
                                                             ------   ------
Total policyholders' funds ...............................   $8,308   $9,125
                                                             ======   ======

Funding agreements are purchased from the Company by special purpose entities ("SPEs"), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company's consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

POLICYHOLDER DIVIDENDS. Policyholder dividends for the closed blocks are approved annually by the Company's Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management's judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 -- Closed Blocks.

REVENUE RECOGNITION. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders' account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders' account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

SHARE-BASED PAYMENTS. The Company provides compensation to certain employees and directors in the form of stock options, deferred share units, restricted share units, and performance share units in MFC. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

Share-based compensation costs are recognized over the applicable vesting period, except where the employee is eligible to retire prior to a vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

INCOME TAXES. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

FOREIGN CURRENCY. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Financing Receivables

Effective December 31, 2010, the Company adopted Financial Accounting Standards Board ("FASB") Accounting Standards Update ("ASU") No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses," which amends FASB Accounting Standards Codification(TM) ("ASC") Topic 310, "Receivables." ASU No. 2010-20 requires enhanced disclosures related to the allowance for credit losses and the credit quality of financing receivables, such as aging information and credit quality indicators. Most of the requirements are effective for the Company on December 31, 2010 with certain additional disclosures effective on December 31, 2011. Adoption of this guidance resulted in expanded disclosures related to the Company's financing receivables, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Derivative Instruments and Hedging Activities

Effective July 1, 2010, the Company adopted ASU No. 2010-11, "Derivatives and Hedging- Scope Exception Related to Embedded Credit Derivatives," which amends ASC Topic 815, "Derivatives and Hedging" ("ASC 815"). ASU No. 2010-11 clarifies the scope exception for embedded credit derivative features related to the transfer of credit risk created by the subordination of one financial instrument to another. The amendments address how to determine which embedded credit derivative features, including those in collateralized debt obligations and synthetic collateralized debt obligations, are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting at fair value. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities," which is now incorporated into ASC 815. This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, "Consolidation - Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities," which amends ASC Topic 810, "Consolidation" ("ASC 810").

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

     - A new concept of control - now defined as an entity's ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE's variability. This definition replaces the previous concept of "exposure to the majority of the VIE's variability" in determining when to consolidate another entity.

     - New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

     - A bright line test for removal rights over an entity's decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

     - Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

     - Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company also adopted ASU No. 2010-10, "Consolidation - Amendments for Certain Investment Funds," which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of ASC 810 resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company's Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51," which is now incorporated into ASC 810. ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder's equity on the Consolidated Balance Sheets, net income attributable to both the Company's interest and the noncontrolling interests is presented separately on the Consolidated Statements of Operations, and any changes in the Company's ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company's own stock. Deconsolidation typically results in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FASB Staff Position ("FSP") No. FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities," which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

Effective January 1, 2010, the Company adopted ASU No. 2009-16, "Accounting for Transfers of Financial Assets," which amends ASC Topic 860, "Transfers and Servicing" ("ASC 860"). ASC 860 focuses on securitization activity, and these amendments affect the transferor's derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 does not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 strengthens the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 requires that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These new requirements were applicable to transfers of financial assets occurring on or after January 1, 2010. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Fair Value Measurements

Effective January 1, 2010, the Company adopted ASU No. 2010-06, "Fair Value Measurements and Disclosures - Improving Disclosures about Fair Value Measurements," which amends ASC Topic 820, "Fair Value Measurements and Disclosures" ("ASC 820"). This guidance requires new disclosures about significant transfers between Level 1 and 2 measurement categories and clarifies existing fair value disclosures about the level of disaggregation and inputs and valuation techniques used to measure fair value. The guidance also requires separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which will be effective for the Company on January 1, 2011. Adoption of this guidance resulted in expanded disclosures related to fair value measurements, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Effective December 31, 2009, the Company adopted ASU No. 2009-12, "Fair Value Measurements and Disclosures - Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent)." This amendment to ASC 820 allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, "Measuring Liabilities at Fair Value." This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FSP No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly," which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active," which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP No. FAS 157-1, "Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13," which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, "Fair Value Measurements ("SFAS No. 157")," fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels ("Level 1, 2, and 3") with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets," which is now incorporated into ASC Topic 715, "Compensation - Retirement Benefits" ("ASC 715"). This guidance requires enhanced disclosures of the assets of the Company's pension and other postretirement benefit plans in

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

the Company's consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation Levels 1, 2, and 3, with roll forward of Level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company's pension and postretirement benefit plans, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 06-10, "Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements," which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, "Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements," which is now incorporated into ASC
715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the insurance depends on what the employer has effectively agreed to provide during the employee's retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

FASB Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, "The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles - a Replacement of FASB Statement No. 162," and ASU No. 2009-01, "Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 - The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles."

ASC Topic 105 establishes the FASB Accounting Standards Codification(TM) as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, "Subsequent Events," which is now incorporated into ASC Topic 855, "Subsequent Events." This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, "Subsequent Events," which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission ("SEC") to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company's Balance Sheets or Statements of Operations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, "Recognition and Presentation of Other-Than-Temporary Impairments," which is now incorporated into ASC Topic 320, "Investments - Debt and Equity Securities" ("ASC 320"). This new guidance removes the concept of "intent and ability to hold until recovery of value" associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company's impairment process, see Note 2 - Investments.

The Company's adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million,
(3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, "Amendments to the Impairment Guidance EITF Issue No. 99-20," which is now incorporated into ASC Topic 325, "Investments - Other" ("ASC 325"). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets," which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets ("ABS"), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities," which is now incorporated into ASC Topic 825, "Financial Instruments" ("ASC 825"). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

FUTURE ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Deferred Policy Acquisition Costs

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts," which amends ASC Topic 944, "Financial Services - Insurance" ("ASC 944"). ASU No. 2010-26 clarifies the costs that should be deferred when issuing and renewing insurance contracts and also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. This guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. ASU No. 2010-26 will be effective for the Company on January 1, 2012. The Company is currently evaluating the impact the adoption of this guidance will have on the Company's Consolidated Balance Sheets and Consolidated Statements of Operations.

Consolidated Financial Statements

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments," which amends ASC 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 will be effective for the Company on January 1, 2011. Adoption of this guidance will result in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities on January 1, 2011.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 2 -- INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

The Company's investments in available-for-sale fixed maturities and equity securities are summarized below:

                                                                                 DECEMBER 31, 2010
                                                          --------------------------------------------------------------
                                                                                                                OTHER-
                                                                                                                THAN-
                                                                         GROSS       GROSS                    TEMPORARY
                                                          AMORTIZED   UNREALIZED   UNREALIZED                IMPAIRMENTS
                                                            COST         GAINS       LOSSES     FAIR VALUE   IN AOCI (2)
                                                          ---------   ----------   ----------   ----------   -----------
                                                                                    (IN MILLIONS)
FIXED MATURITIES AND EQUITY SECURITIES:
   Corporate debt securities ..........................    $39,259      $2,503       $  563       $41,199      $ (85)
   Commercial mortgage-backed securities ..............      4,211         156          120         4,247         --
   Residential mortgage-backed securities .............        684           2          226           460        (31)
   Collateralized debt obligations ....................        246          --          110           136         --
   Other asset-backed securities ......................        970          68            9         1,029         (1)
   U.S. Treasury securities and obligations of U.S.
      government corporations and agencies ............      8,176          55          390         7,841         --
   Obligations of states and political subdivisions....      4,079          60          112         4,027         --
   Debt securities issued by foreign governments ......      1,399         139            7         1,531         --
                                                           -------      ------       ------       -------      -----
   Fixed maturities ...................................     59,024       2,983        1,537        60,470       (117)
   Other fixed maturities (1) .........................      1,932          --           --         1,932         --
                                                           -------      ------       ------       -------      -----
   Total fixed maturities available-for-sale ..........     60,956       2,983        1,537        62,402       (117)
   Equity securities available-for-sale ...............        486         107            5           588         --
                                                           -------      ------       ------       -------      -----
   Total fixed maturities and equity securities
      available-for-sale ..............................    $61,442      $3,090       $1,542       $62,990      $(117)
                                                           =======      ======       ======       =======      =====

(1) The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

(2) Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income ("AOCI"), which were not included in earnings.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                 DECEMBER 31, 2009
                                                          --------------------------------------------------------------
                                                                                                                OTHER-
                                                                                                                THAN-
                                                                         GROSS       GROSS                    TEMPORARY
                                                          AMORTIZED   UNREALIZED   UNREALIZED                IMPAIRMENTS
                                                            COST         GAINS       LOSSES     FAIR VALUE   IN AOCI (2)
                                                          ---------   ----------   ----------   ----------   -----------
                                                                                    (IN MILLIONS)
FIXED MATURITIES AND EQUITY SECURITIES:
   Corporate debt securities ..........................    $41,667      $1,803       $  965       $42,505       $ (98)
   Commercial mortgage-backed securities ..............      4,643          69          238         4,474          (1)
   Residential mortgage-backed securities .............        843           1          368           476          (8)
   Collateralized debt obligations ....................        291          --          156           135          (1)
   Other asset-backed securities ......................      1,238          41           37         1,242          --
   U.S. Treasury securities and obligations of U.S.
      government corporations and agencies ............      1,945          40           17         1,968          --
   Obligations of states and political subdivisions....      1,533          11           53         1,491          --
   Debt securities issued by foreign governments ......      1,214          98           34         1,278          --
                                                           -------      ------       ------       -------       -----
   Fixed maturities ...................................     53,374       2,063        1,868        53,569        (108)
   Other fixed maturities (1) .........................      2,012          --           --         2,012          --
                                                           -------      ------       ------       -------       -----
   Total fixed maturities available-for-sale ..........     55,386       2,063        1,868        55,581        (108)
   Equity securities available-for-sale ...............        489          77            8           558          --
                                                           -------      ------       ------       -------       -----
   Total fixed maturities and equity securities
      available-for-sale ..............................    $55,875      $2,140       $1,876       $56,139       $(108)
                                                           =======      ======       ======       =======       =====

(1) The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

(2) Represents the amount of other-than-temporary impairment losses in AOCI, which from the date of adoption of ASC 320 on April 1, 2009 were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2010, by contractual maturity, are shown below:

                                                    AMORTIZED    FAIR
                                                      COST       VALUE
                                                    ---------   -------
                                                      (IN MILLIONS)
FIXED MATURITIES:
Due in one year or less .........................    $ 2,255    $ 2,280
Due after one year through five years ...........     10,788     11,237
Due after five years through ten years ..........     11,148     11,813
Due after ten years .............................     28,722     29,268
                                                     -------    -------
                                                      52,913     54,598
Asset-backed and mortgage-backed securities .....      6,111      5,872
                                                     -------    -------
   Total ........................................    $59,024    $60,470
                                                     =======    =======

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

FIXED MATURITIES AND EQUITY SECURITIES IMPAIRMENT REVIEW

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security's amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company's investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

CREDIT LOSSES ON AVAILABLE-FOR-SALE FIXED MATURITIES:
(IN MILLIONS)

Balance at January 1, 2010 ............................................   $ 361
Additions:
Credit losses for which an other-than-temporary impairment was
   not previously recognized ..........................................      93
Credit losses for which an other-than-temporary impairment was
   previously recognized ..............................................      10
Deletions:
Amounts related to sold, matured, or paid down available-for-sale
   fixed maturities ...................................................     (65)
                                                                          -----
Balance at December 31, 2010 ..........................................   $ 399
                                                                          =====
Balance at January 1, 2009 ............................................   $  --
Additions:
Credit losses remaining in retained earnings related to adoption
   of new authoritative guidance on April 1, 2009  ....................     726
Credit losses for which an other-than-temporary impairment was
   not previously recognized ..........................................     159
Credit losses for which an other-than-temporary impairment was
   previously recognized ..............................................      15
Deletions:
Amounts related to sold, matured, or paid down available-for-sale
   fixed maturities ...................................................    (539)
                                                                          -----
Balance at December 31, 2009 ..........................................   $ 361
                                                                          =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

      UNREALIZED LOSSES ON AVAILABLE-FOR-SALE FIXED MATURITY SECURITIES AND
                     EQUITY SECURITIES -- BY INVESTMENT AGE

                                                                YEAR ENDED DECEMBER 31, 2010
                                            ---------------------------------------------------------------------
                                              LESS THAN 12 MONTHS     12 MONTHS OR MORE             TOTAL
                                            ---------------------   ---------------------   ---------------------
                                            CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                              VALUE      LOSSES       VALUE      LOSSES      VALUE      LOSSES
                                            --------   ----------   --------   ----------   --------   ----------
                                                                        (IN MILLIONS)
Corporate debt securities ...............   $ 4,729       $173       $3,345       $390      $ 8,074     $  563
Commercial mortgage-backed securities....       269         15          448        105          717        120
Residential mortgage-backed securities...        --         --          409        226          409        226
Collateralized debt obligations .........        --         --          135        110          135        110
Other asset-backed securities ...........        72          2          140          7          212          9
U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies ............     5,924        390           --         --        5,924        390
Obligations of states and political
   subdivisions .........................     1,983         92          133         20        2,116        112
Debt securities issued by foreign
   governments ..........................        86          1           56          6          142          7
                                            -------       ----       ------       ----      -------     ------
Total fixed maturities available-for-
   sale .................................    13,063        673        4,666        864       17,729      1,537
Equity securities available-for-sale             70          3           28          2           98          5
                                            -------       ----       ------       ----      -------     ------
Total ...................................   $13,133       $676       $4,694       $866      $17,827     $1,542
                                            =======       ====       ======       ====      =======     ======

                                                                YEAR ENDED DECEMBER 31, 2009
                                         ------------------------------------------------------------------------
                                           LESS THAN 12 MONTHS        12 MONTHS OR MORE             TOTAL
                                         ------------------------   ---------------------   ---------------------
                                            CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                              VALUE      LOSSES       VALUE      LOSSES      VALUE       LOSSES
                                            --------   ----------   --------   ----------   --------   ----------
                                                                        (IN MILLIONS)
Corporate debt securities................   $ 6,358       $235       $6,167       $  730    $12,525     $  965
Commercial mortgage-backed securities....       772         38          946          200      1,718        238
Residential mortgage-backed securities...       194        147          275          221        469        368
Collateralized debt obligations..........         5          1          103          155        108        156
Other asset-backed securities............       199          7          325           30        524         37
U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies.............     1,155         17           --           --      1,155         17
Obligations of states and political
   subdivisions..........................     1,148         50           23            3      1,171         53
Debt securities issued by foreign
   governments...........................       335         12           67           22        402         34
                                            -------       ----       ------       ------    -------     ------
Total fixed maturities available-for-
   sale..................................    10,166        507        7,906        1,361     18,072      1,868
Equity securities available-for-sale.....        40          3           58            5         98          8
                                            -------       ----       ------       ------    -------     ------
Total....................................   $10,206       $510       $7,964       $1,366    $18,170     $1,876
                                            =======       ====       ======       ======    =======     ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 2 -- INVESTMENTS - (CONTINUED)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $464 million at December 31, 2010 from $606 million at December 31, 2009.

At December 31, 2010 and 2009, there were 1,138 and 1,545 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,537 million and $1,868 million, respectively, of which the single largest unrealized loss was $198 million and $24 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2010 and 2009, there were 88 and 141 equity securities with an aggregate gross unrealized loss of $5 million and $8 million, respectively, of which the single largest unrealized loss was $1 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $436 million were non-income producing for the year ended December 31, 2010. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2010.

SECURITIES LENDING

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2010 and 2009, but there were no securities on loan and no collateral held as of December 31, 2010 and 2009. The Company maintains collateral at a level of at least 102% of the loaned securities' market value and monitors the market value of the loaned securities on a daily basis.

ASSETS ON DEPOSIT

As of December 31, 2010 and 2009, fixed maturity securities with a fair value of $34 million and $50 million, respectively, were on deposit with government authorities as required by law.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2010, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

COLLATERAL                                   CARRYING
PROPERTY TYPE                                 AMOUNT
-------------                              -------------
                                           (IN MILLIONS)
Apartments..............................      $ 1,789
Industrial..............................        1,828
Office buildings........................        3,756
Retail..................................        3,370
Mixed use...............................          174
Agricultural............................          670
Agri business...........................        1,026
Other...................................          764
Provision for losses....................          (34)
                                              -------
Total...................................      $13,343
                                              =======

GEOGRAPHIC                                   CARRYING
CONCENTRATION                                 AMOUNT
-------------                              -------------
                                           (IN MILLIONS)
East North Central......................      $ 1,296
East South Central......................          211
Middle Atlantic.........................        2,304
Mountain................................          898
New England.............................        1,026
Pacific.................................        3,492
South Atlantic..........................        2,523
West North Central......................          514
West South Central......................          910
Canada/Other............................          203
Provision for losses....................          (34)
                                              -------
Total...................................      $13,343
                                              =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower's ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

                                         BALANCE AT                                              BALANCE AT
                                         BEGINNING                             CHARGE-OFFS AND     END OF
                                         OF PERIOD    ADDITIONS   RECOVERIES      DISPOSALS        PERIOD
                                         ---------    ---------   ----------   ---------------   ----------
                                                                  (IN MILLIONS)
Year ended December 31, 2010 .........     $42          $38          $ 5            $41             $34
Year ended December 31, 2009 .........      29           36           --             23              42
Year ended December 31, 2008 .........      17           15           --              3              29

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery.

Mortgage loans with a carrying value of $81 million were non-income producing for the year ended December 31, 2010. Mortgage loans with a carrying value of $81 million were on nonaccrual status at December 31, 2010. At December 31, 2010, mortgage loans with a carrying value of $4 million were delinquent by less than 90 days and $4 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

                                                                             DECEMBER 31,
                                                                           ---------------
                                                                           2010       2009
                                                                           ----       ----
                                                                            (IN MILLIONS)
Impaired mortgage loans on real estate with provision for losses......     $115       $150
Allowance for credit losses...........................................      (34)       (42)
                                                                           ----       ----
Net impaired mortgage loans on real estate............................     $ 81       $108
                                                                           ====       ====

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                                          --------------------------
                                                                          2010       2009       2008
                                                                          ----       ----       ----
                                                                                  (IN MILLIONS)
Average recorded investment in impaired loans.........................    $130       $113       $60
Interest income recognized on impaired loans..........................      --         --        --

For mortgage loans, the Company develops an internal risk rating ("IRR") by utilizing the Mortgage Risk Rating System. The IRR is a designated grade that measures the riskiness of expected loss. These ratings are updated on a quarterly basis.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The carrying value of mortgage loans by IRR was as follows:

                                 DECEMBER 31,
                              ------------------
                                2010       2009
                              -------    -------
                                 (IN MILLIONS)
AAA........................   $   116    $    93
AA.........................     1,335      1,502
A..........................     2,523      2,435
BBB........................     8,488      7,770
BB.........................       570        527
B & Lower and Unrated......       311        296
                              -------    -------
Total......................   $13,343    $12,623
                              =======    =======

INVESTMENT REAL ESTATE, AGRICULTURE, AND TIMBER

Investment real estate, agriculture, and timber of $128 million was non-income producing for the year ended December 31, 2010. Depreciation expense on investment real estate, agriculture, and timber was $63 million, $53 million, and $51 million in 2010, 2009, and 2008, respectively. Accumulated depreciation was $467 million and $413 million at December 31, 2010 and 2009, respectively.

OTHER INVESTED ASSETS

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $3,571 million and $3,059 million at December 31, 2010 and 2009, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $199 million, $78 million, and $(4) million in 2010, 2009, and 2008, respectively. Total combined assets of such investments were $46,563 million and $34,412 million (consisting primarily of investments) and total combined liabilities were $14,546 million and $9,960 million (including $8,911 million and $6,539 million of debt) at December 31, 2010 and 2009, respectively. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT AND OTHER LOSSES

The following information summarizes the components of net investment income and net realized investment and other losses:

                                                                  YEARS ENDED DECEMBER 31,
                                                            -----------------------------------
                                                               2010        2009          2008
                                                            ----------   ----------   ---------
                                                                       (IN MILLIONS)
NET INVESTMENT INCOME
   Fixed maturities......................................     $3,273       $3,333      $3,286
   Equity securities.....................................          9           31          56
   Mortgage loans on real estate.........................        766          739         714
   Investment real estate, agriculture, and timber.......        171          146         155
   Policy loans..........................................        326          332         322
   Short-term investments................................         12           27         182
   Equity method investments and other...................        279           15          (8)
                                                              ------       ------      ------
   Gross investment income...............................      4,836        4,623       4,707
      Less investment expenses...........................        269          277         266
                                                              ------       ------      ------
Net investment income (1)................................     $4,567       $4,346      $4,441
                                                              ======       ======      ======

                                                                  YEARS ENDED DECEMBER 31,
                                                            -----------------------------------
                                                               2010        2009          2008
                                                            ----------   ----------   ---------
                                                                       (IN MILLIONS)
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES)
   Fixed maturities......................................     $ 821       $  (180)     $(1,577)
   Equity securities.....................................        37           (59)        (129)
   Mortgage loans on real estate.........................       (62)          (83)         (23)
   Derivatives and other invested assets.................      (332)       (1,366)       1,317
   Amounts credited to participating contract holders....       (83)         (149)         189
                                                              -----       -------      -------
Net realized investment and other gains (losses) (1).....     $ 381       $(1,837)     $  (223)
                                                              =====       =======      =======

(1) Includes net investment income and net realized investment and other gains (losses) on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 - Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(18) million, $(107) million, and $216 million is included in net realized investment and other gains (losses) for the years ended December 31, 2010, 2009, and 2008, respectively.

For 2010, 2009, and 2008, net investment income passed through to participating contract holders as interest credited to policyholders' account balances amounted to $106 million, $111 million, and $138 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $774 million, $363 million, and $352 million for the years ended December 31, 2010, 2009, and 2008, respectively, and gross losses were realized on the sale of available-for-sale securities of $194 million, $131 million, and $30 million for the years ended December 31, 2010, 2009, and 2008, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $115 million, $663 million, and $1,767 million for the years ended December 31, 2010, 2009, and 2008, respectively, were recognized in the Consolidated Statements of Operations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 3 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities ("VIEs").

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity's economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company's analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company's contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

CONSOLIDATED VARIABLE INTEREST ENTITIES

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company's financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

                                                            DECEMBER 31,
                                        -----------------------------------------------------
                                                  2010                        2009
                                        ------------------------   --------------------------
                                          TOTAL         TOTAL         TOTAL         TOTAL
                                          ASSETS     LIABILITIES     ASSETS      LIABILITIES
                                          ------     -----------     ------      -----------
                                                            (IN MILLIONS)
Collateralized debt obligations (1)..      $451          $368          $ --          $ --
Timber funds (2).....................       116           116           106           106
                                           ----          ----          ----          ----
Total................................      $567          $484          $106          $106
                                           ====          ====          ====          ====

(1) As discussed in Note 1, upon adoption of ASC 810 effective January 1, 2010, the Company consolidated certain asset-backed investment vehicles, commonly known as collateralized debt obligations ("CDOs"), which were previously reported in the unconsolidated VIE table below. The Company is considered to be the primary beneficiary of the CDOs as it provides investment management services, earns a fee for those services, and also holds investments in the entities. At December 31, 2010, these entities held total assets of $451 million, consisting of $401 million of securities classified by the Company as held-for-trading fixed maturities, $44 million of cash, and $6 million of accrued investment income. These entities held total liabilities of $368 million, consisting of $351 million of long-term debt, $10 million of derivative liabilities, and $7 million of other liabilities. See the table below for further discussion regarding CDOs.

(2) The Company's separate accounts are considered to be the primary beneficiary of certain timberland VIEs, as discussed further below. The Company consolidates the noncontrolling interests in these VIEs within separate account assets and separate account liabilities on the Consolidated Balance Sheets.

SIGNIFICANT VARIABLE INTERESTS IN UNCONSOLIDATED VARIABLE INTEREST ENTITIES

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                         DECEMBER 31,
                                        ------------------------------------------
                                                             2010
                                        ------------------------------------------
                                                                         MAXIMUM
                                                        INVESTMENT     EXPOSURE TO
                                        TOTAL ASSETS       (1)            LOSS (2)
                                        ------------    ----------     -----------
                                                        (IN MILLIONS)
Collateralized debt obligations (3)..      $1,033          $ --             $ --
Real estate limited
   partnerships (4)..................       1,307           441              455
Timber funds (5).....................       1,748           106              143
                                           ------          ----             ----
Total................................      $4,088          $547             $598
                                           ======          ====             ====

                                                           DECEMBER 31,
                                        --------------------------------------------
                                                               2009
                                        --------------------------------------------
                                                                           MAXIMUM
                                                         INVESTMENT      EXPOSURE TO
                                        TOTAL ASSETS        (1)           LOSS (2)
                                        ------------     ----------      -----------
                                                          (IN MILLIONS)
Collateralized debt obligations (3)..      $1,431           $ 27             $ 27
Real estate limited
   partnerships (4)..................       1,166            466              522
Timber funds (5).....................       1,583             80               83
                                           ------           ----             ----
Total................................      $4,180           $573             $632
                                           ======           ====             ====

(1) The Company's investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.

(2) The maximum exposure to loss related to CDOs is limited to the investment reported on the Company's Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company's investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.

(3) The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.

(4) Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships' management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.

(5) The Company acts as investment manager for the VIEs owning the timberland properties (the "timber funds"), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS

TYPES OF DERIVATIVES AND DERIVATIVE STRATEGIES

INTEREST RATE CONTRACTS. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

FOREIGN CURRENCY CONTRACTS. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

EQUITY MARKET CONTRACTS. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

                                                                   DECEMBER 31, 2010                  DECEMBER 31, 2009
                                                           ----------------------------------  ------------------------------
                                                                        FAIR       FAIR                   FAIR       FAIR
                                                           NOTIONAL     VALUE      VALUE      NOTIONAL    VALUE      VALUE
                                                            AMOUNT     ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                                           --------    ------   -----------   --------   ------   -----------
                                                                                      (IN MILLIONS)
QUALIFYING HEDGING RELATIONSHIPS
Fair value hedges  Interest rate swaps..................    $11,995    $  433      $  709      $14,922   $  402      $  752
                   Foreign currency swaps...............      1,017        53         223          883       --         253

Cash flow hedges   Interest rate swaps..................     18,467     1,337         540       12,961      912          66
                   Foreign currency swaps...............      1,861        29         189          629        4         122
                   Foreign currency forwards............        140        29          --          266       43          --
                   Equity market contracts..............         20         1           1           38        8          --
                                                            -------    ------      ------      -------   ------      ------
TOTAL DERIVATIVES IN HEDGING RELATIONSHIPS..............    $33,500    $1,882      $1,662      $29,699   $1,369      $1,193
                                                            -------    ------      ------      -------   ------      ------
NON-HEDGING RELATIONSHIPS
                   Interest rate swaps..................    $38,111    $  951      $  915      $22,535   $  526      $  500
                   Interest rate futures................      1,598        --          --          407       --          --
                   Foreign currency swaps...............      1,660       128         166        4,461      238         319
                   Foreign currency forwards............        134         4          --          115       --           1
                   Foreign currency futures.............      1,100        --          --          278       --          --
                   Equity market contracts..............         31         3           1           --       --          --
                   Equity index futures.................      4,954        --          --        1,030       --          --
                   Interest rate options................        181        --          --          287        1          --
                   Embedded derivatives - fixed
                      maturities........................         --        --          --           86       --           2
                   Embedded derivatives - reinsurance
                      contracts.........................         --         7         660           --        8         614
                   Embedded derivatives - participating
                      pension contracts (1).............         --        --          98           --       --          71
                   Embedded derivatives - benefit
                      guarantees (1)....................         --     1,497         456           --    1,703         640
                                                            -------    ------      ------      -------   ------      ------
TOTAL DERIVATIVES IN NON-HEDGING RELATIONSHIPS..........     47,769     2,590       2,296       29,199    2,476       2,147
                                                            -------    ------      ------      -------   ------      ------
TOTAL DERIVATIVES (2)...................................    $81,269    $4,472      $3,958      $58,898   $3,845      $3,340
                                                            =======    ======      ======      =======   ======      ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(1) Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2) The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

HEDGING RELATIONSHIPS

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

FAIR VALUE HEDGES. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2010, 2009, and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2010, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

FOR THE YEAR ENDED DECEMBER 31, 2010
-----------------------------------------------------------------------------------------------------------
                                HEDGED ITEMS IN FAIR      GAINS (LOSSES)   GAINS (LOSSES)
 DERIVATIVES IN FAIR VALUE          VALUE HEDGING         RECOGNIZED ON    RECOGNIZED FOR   INEFFECTIVENESS
   HEDGING RELATIONSHIPS            RELATIONSHIPS          DERIVATIVES      HEDGED ITEMS       RECOGNIZED
--------------------------   --------------------------   --------------   --------------   ---------------
                                                                            (IN MILLIONS)
Interest rate swaps          Fixed-rate assets.........        $(70)            $157             $ 87
                             Fixed-rate liabilities....          62              (64)              (2)
Foreign currency swaps       Fixed-rate assets.........         (73)             111               38
                                                               ----             ----             ----
Total                                                          $(81)            $204             $123
                                                               ====             ====             ====

FOR THE YEAR ENDED DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------------
                                HEDGED ITEMS IN FAIR      GAINS (LOSSES)   GAINS (LOSSES)
 DERIVATIVES IN FAIR VALUE          VALUE HEDGING         RECOGNIZED ON    RECOGNIZED FOR   INEFFECTIVENESS
   HEDGING RELATIONSHIPS            RELATIONSHIPS          DERIVATIVES      HEDGED ITEMS       RECOGNIZED
--------------------------   --------------------------   --------------   --------------   ---------------
                                                                            (IN MILLIONS)
Interest rate swaps          Fixed-rate assets.........       $ 470            $(348)           $122
                             Fixed-rate liabilities....        (310)             263             (47)
Foreign currency swaps       Fixed-rate assets.........          90              (83)              7
                                                              -----            -----            ----
Total                                                         $ 250            $(168)           $ 82
                                                              =====            =====            ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS - (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------
                                HEDGED ITEMS IN FAIR      GAINS (LOSSES)   GAINS (LOSSES)
 DERIVATIVES IN FAIR VALUE          VALUE HEDGING         RECOGNIZED ON    RECOGNIZED FOR   INEFFECTIVENESS
   HEDGING RELATIONSHIPS            RELATIONSHIPS          DERIVATIVES      HEDGED ITEMS       RECOGNIZED
--------------------------   --------------------------   --------------   --------------   ---------------
                                                                            (IN MILLIONS)
Interest rate swaps          Fixed-rate assets.........       $(657)           $ 684             $ 27
                             Fixed-rate liabilities....         220             (272)             (52)

Foreign currency swaps       Fixed-rate assets.........        (114)              92              (22)
                                                              -----            -----             ----
Total                                                         $(551)           $ 504             $(47)
                                                              =====            =====             ====

CASH FLOW HEDGES. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2010 and 2009, all of the Company's hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2010 and 2009, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder's Equity:

FOR THE YEAR ENDED DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------------
                                                                                  GAINS RECLASSIFIED    INEFFECTIVENESS
                                                                                  FROM AOCI INTO NET   RECOGNIZED IN NET
                                                             GAINS (LOSSES)      REALIZED INVESTMENT       REALIZED
                                                           DEFERRED IN AOCI ON     AND OTHER GAINS      INVESTMENT AND
 DERIVATIVES IN CASH FLOW     HEDGED ITEMS IN CASH FLOW    DERIVATIVES (NET OF         (LOSSES)           OTHER GAINS
   HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS             TAX)               (NET OF TAX)          (LOSSES)
-------------------------   ----------------------------   -------------------   -------------------   -----------------
                                                                                    (IN MILLIONS)
Interest rate swaps         Forecasted fixed-rate
                            assets......................         $ 48                  $(129)                 $ 3
                            Inflation indexed
                            liabilities.................          (43)                    --                   --
Foreign currency swaps      Fixed-rate assets...........          (25)                    --                   --
                            Floating rate assets........           (4)                    --                   --
Foreign currency forwards   Forecasted expenses.........           (9)                    --                   --
                            Foreign currency assets.....           (1)                    --                   --
Equity market contracts     Stock-based compensation ...           (3)                    --                   --
                                                                 ----                  -----                  ---
Total                                                            $(37)                 $(129)                 $ 3
                                                                 ====                  =====                  ===

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------
                                                                                  GAINS RECLASSIFIED    INEFFECTIVENESS
                                                                                  FROM AOCI INTO NET   RECOGNIZED IN NET
                                                             GAINS (LOSSES)      REALIZED INVESTMENT       REALIZED
                                                           DEFERRED IN AOCI ON     AND OTHER GAINS      INVESTMENT AND
 DERIVATIVES IN CASH FLOW     HEDGED ITEMS IN CASH FLOW    DERIVATIVES (NET OF         (LOSSES)           OTHER GAINS
   HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS             TAX)               (NET OF TAX)          (LOSSES)
-------------------------   ----------------------------   -------------------   -------------------   -----------------
                                                                                    (IN MILLIONS)
Interest rate swaps         Floating rate assets........         $   (23)                 $--                $--
                            Forecasted fixed--rate
                            assets......................          (1,082)                  (5)                (17)
                            Inflation indexed
                            liabilities.................             108                   --                  --
Foreign currency swaps      Fixed--rate assets..........             (35)                  --                  --
Foreign currency forwards   Forecasted expenses.........              28                   --                  --
Equity market contracts     Stock--based compensation ..               4                   --                  --
                                                                 -------                  ---                ----
Total                                                            $(1,000)                 $(5)               $(17)
                                                                 =======                  ===                ====


FOR THE YEAR ENDED DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------
                                                                                  GAINS RECLASSIFIED    INEFFECTIVENESS
                                                                                  FROM AOCI INTO NET   RECOGNIZED IN NET
                                                             GAINS (LOSSES)      REALIZED INVESTMENT       REALIZED
                                                           DEFERRED IN AOCI ON     AND OTHER GAINS      INVESTMENT AND
 DERIVATIVES IN CASH FLOW     HEDGED ITEMS IN CASH FLOW    DERIVATIVES (NET OF         (LOSSES)           OTHER GAINS
   HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS             TAX)               (NET OF TAX)          (LOSSES)
-------------------------   ----------------------------   -------------------   -------------------   -----------------
                                                                                    (IN MILLIONS)
Interest rate swaps         Floating rate assets........        $   37                   $ --                $--
                            Forecasted fixed-rate
                            assets......................         1,118                    (31)                30
                            Inflation indexed
                            liabilities.................           (73)                    --                 --
Foreign currency swaps      Fixed-rate assets...........             5                     --                 --
Equity market contracts     Stock-based compensation ...            (1)                    --                 --
                                                                ------                   ----                ---
Total                                                           $1,086                   $(31)               $30
                                                                ======                   ====                ===

The Company anticipates that pre-tax net gains of approximately $41 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 36 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see
Note 12 - Shareholder's Equity.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum death benefit ("GMDB"). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor's 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company's overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2010, 2009, and 2008, net losses of $709 million, net losses of $2,679 million, and net gains of $2,901 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

FOR THE YEARS ENDED DECEMBER 31,                          2010     2009      2008
--------------------------------                         -----   -------   -------
                                                               (IN MILLIONS)
NON-HEDGING RELATIONSHIPS
   Investment (losses) gains:
      Interest rate swaps ............................   $ 145   $  (906)  $   818
      Interest rate futures ..........................     (56)        3       (28)
      Interest rate options ..........................      (1)        4        --
      Foreign currency swaps .........................     (68)     (121)       31
      Foreign currency forwards ......................      22        18       (28)
      Foreign currency futures .......................     (18)      (24)       (2)
      Embedded derivatives ...........................     (93)   (1,390)    1,944
      Equity market contracts ........................      12        30       (25)
      Equity index futures ...........................    (652)     (293)      191
                                                         -----   -------   -------
TOTAL INVESTMENT (LOSSES) GAINS FROM DERIVATIVES IN
   NON-HEDGING RELATIONSHIPS .........................   $(709)  $(2,679)  $ 2,901
                                                         =====   =======   =======

EMBEDDED DERIVATIVES. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company's embedded derivatives, see Note 14 - Fair Value of Financial Instruments.

CREDIT RISK. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company's derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company's derivative usage is required. As of December 31, 2010 and 2009, the Company had accepted collateral consisting of various securities with a fair value of $824 million and $861 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2010 and 2009, the Company pledged collateral of $690 million and $598 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

NOTE 5 -- INCOME TAXES

Prior to 2010, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC included JHUSA and JHHLLC included JHLICO and JHVLICO. For the 2010 tax year, the Company is included in the consolidated federal income tax return of JHHLLC with the following affiliates and wholly-owned subsidiaries: MIC, Manulife Reinsurance Limited, Manulife Reinsurance (Bermuda) Limited, Manulife Service Corporation, John Hancock International Holdings, Inc., John Hancock Life Insurance Company of New York ("JHNY"), and John Hancock Subsidiaries LLC.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

(Loss) income before income taxes includes the following:

                                           YEARS ENDED
                                           DECEMBER 31,
                                       --------------------
                                        2010   2009    2008
                                       -----   ----   -----
                                           (IN MILLIONS)
Domestic ...........................   $(669)  $290   $(670)
Foreign ............................      14     14      20
                                       -----   ----   -----
(Loss) income before income taxes ..   $(655)  $304   $(650)
                                       =====   ====   =====

The components of income taxes were as follows:

                                            YEARS ENDED
                                            DECEMBER 31,
                                        --------------------
                                         2010   2009    2008
                                        -----   ----   -----
                                            (IN MILLIONS)
Current taxes:
   Federal ..........................   $(230)  $(45)  $(462)
   Foreign ..........................       6      6       4
   State ............................      --      3       5
                                        -----   ----  ------
   Total ............................    (224)   (36)   (453)
                                        -----   ----  ------
Deferred taxes:
   Federal ..........................     450     31     111
   Foreign ..........................      (1)    (1)      2
   State ............................      (3)    (1)      1
                                        -----   ----  ------
   Total ............................     446     29     114
                                        -----   ----  ------
Total income tax expense (benefit) ..   $ 222   $ (7)  $(339)
                                        =====   ====   =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

                                           YEARS ENDED
                                           DECEMBER 31,
                                        --------------------
                                         2010   2009    2008
                                        -----   ----   -----
                                           (IN MILLIONS)
Tax at 35% ..........................   $(229)  $106   $(227)
Add (deduct):
   Prior year taxes .................      47     14      26
   Tax credits ......................     (65)   (76)    (72)
   Tax-exempt investment income .....    (119)   (76)    (92)
   Lease income .....................      (5)    63       3
   Unrecognized tax benefits ........      34    (44)     15
   Goodwill impairment ..............     560     --      --
   Other ............................      (1)     6       8
                                        -----   ----   -----
Total income tax expense (benefit) ..   $ 222   $ (7)  $(339)
                                        =====   ====   =====

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

                                                    DECEMBER 31,
                                                  ---------------
                                                   2010     2009
                                                  ------   ------
                                                   (IN MILLIONS)
DEFERRED TAX ASSETS:
   Policy reserves ............................   $1,309   $1,339
   Net operating loss carryforwards ...........      725      384
   Net capital loss carryforwards .............      108       74
   Tax credits ................................      732      670
   Unearned revenue ...........................      907      915
   Deferred compensation ......................       48      212
   Federal interest deficiency ................      381      307
   Dividends payable to policyholders .........      135      144
   Securities and other investments ...........      805        1
   Other ......................................       97      245
                                                  ------   ------
      Total deferred tax assets ...............    5,247    4,291
                                                  ------   ------
DEFERRED TAX LIABILITIES:
   Unrealized investment gains on securities ..      653      493
   Deferred policy acquisition costs ..........    2,503    2,367
   Intangibles ................................    1,134    1,213
   Premiums receivable ........................       56       42
   Deferred sales inducements .................      124      132
   Deferred gains .............................      638      628
   Securities and other investments ...........    2,648    1,091
   Other ......................................      256       80
                                                  ------   ------
      Total deferred tax liabilities ..........    8,012    6,046
                                                  ------   ------
         Net deferred tax liabilities .........   $2,765   $1,755
                                                  ======   ======

At December 31, 2010, the Company had $2,070 million of operating loss carryforwards, which will expire between 2022 and 2025, and $309 million of capital loss carryforwards, which will expire between 2013 and 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company received an income tax refund of $31 million in 2010 and made income tax payments of $4 million and $13 million in 2009 and 2008, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

For MHDLLC, the Internal Revenue Service ("IRS") completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group's income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group's income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examinations of this group's income tax returns for the years 1999 through 2001 in October 2006. In August 2009, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the examinations, and in December 2009, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2010, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examination of this group's income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                                    DECEMBER 31
                                                                  --------------
                                                                   2010     2009
                                                                  ------   -----
                                                                   (IN MILLIONS)

Beginning balance .............................................   $2,161   $1,869
Additions based on tax positions related to the current year ..      202      182
Additions for tax positions of prior years ....................      177      349
Reductions for tax positions of prior years ...................     (144)    (239)
                                                                  ------   ------
Ending balance ................................................   $2,396   $2,161
                                                                  ======   ======

Included in the balances as of December 31, 2010 and 2009, respectively, are $338 million and $356 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balances as of December 31, 2010 and 2009, respectively, are $2,058 million and $1,805 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2010, 2009, and 2008, the Company recognized approximately $166 million, $224 million, and $195 million in interest expense, respectively. The Company had approximately $1,044 million and $878 million accrued for interest as of December 31, 2010 and 2009, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2010, 2009, and 2008.

NOTE 6 -- CLOSED BLOCKS

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company's Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks' liabilities in excess of the carrying amount of the closed blocks' assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block's income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008. The policyholder dividend obligation for the JHUSA closed block remains zero at December 31, 2010 and 2009.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA CLOSED BLOCK

                                                                                                           DECEMBER 31,
                                                                                                         ---------------
                                                                                                          2010     2009
                                                                                                         ------   ------
                                                                                                           (IN MILLIONS)
LIABILITIES
Future policy benefits ...............................................................................   $8,443   $8,632
Policyholders' funds .................................................................................       78       79
Policyholder dividends payable .......................................................................      184      202
Other closed block liabilities .......................................................................      587      526
                                                                                                         ------   ------
         Total closed block liabilities ..............................................................   $9,292   $9,439
                                                                                                         ======   ======
ASSETS
Investments
   Fixed maturities:
      Available-for-sale--at fair value (amortized cost: 2010--$2,898; 2009--$3,084) .................   $3,094   $3,179
   Mortgage loans on real estate .....................................................................      643      652
   Investment real estate ............................................................................      655      656
   Policy loans ......................................................................................    1,550    1,619
   Other invested assets .............................................................................        5        3
                                                                                                         ------   ------
         Total investments ...........................................................................    5,947    6,109
Cash borrowings and cash equivalents .................................................................     (168)    (244)
Accrued investment income ............................................................................      104      117
Amounts due from and held for affiliates .............................................................    1,830    1,779
Other closed block assets ............................................................................      642      667
                                                                                                         ------   ------
         Total assets designated to the closed block .................................................   $8,355   $8,428
                                                                                                         ------   ------
Excess of closed block liabilities over assets designated to the closed block ........................   $  937   $1,011
Portion of above representing accumulated other comprehensive income:
      Unrealized appreciation, net of deferred income tax expense of $199 million
         and $142 million, respectively ..............................................................      370      264
      Adjustment for deferred policy acquisition costs, net of deferred income tax
         benefit of $64 million and $46 million, respectively ........................................     (119)     (85)
      Foreign currency translation adjustment.........................................................      (85)     (67)
                                                                                                         ------   ------
         Total amounts included in accumulated other comprehensive income ............................      166      112
                                                                                                         ------   ------
Maximum future earnings to be recognized from closed block assets and liabilities ....................   $1,103   $1,123
                                                                                                         ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHUSA CLOSED BLOCK

                                                                YEARS ENDED DECEMBER 31,
                                                                ------------------------
                                                                 2010     2009     2008
                                                                ------   ------   ------
                                                                      (IN MILLIONS)
REVENUES
Premiums ....................................................   $  597   $  624   $  647
Net investment income .......................................      415      455      473
Net realized investment and other gains (losses) ............       97      (35)      (9)
                                                                ------   ------   ------
   Total revenues ...........................................    1,109    1,044    1,111
BENEFITS AND EXPENSES
Benefits to policyholders ...................................      713      734      782
Policyholder dividends ......................................      367      392      411
Amortization of deferred policy acquisition costs ...........      (28)     (76)    (218)
Other closed block operating costs and expenses .............       26       24       25
                                                                ------   ------   ------
   Total benefits and expenses ..............................    1,078    1,074    1,000
Revenues, net of benefits and expenses before income taxes ..       31      (30)     111
Income tax expense (benefit) ................................       11      (11)      39
                                                                ------   ------   ------
Revenues, net of benefits and expenses and income taxes .....   $   20   $  (19)  $   72
                                                                ======   ======   ======

MAXIMUM FUTURE EARNINGS FROM CLOSED BLOCK ASSETS AND LIABILITIES:

                                                                            YEARS ENDED
                                                                            DECEMBER 31,
                                                                          ---------------
                                                                           2010     2009
                                                                          ------   ------
                                                                           (IN MILLIONS)
Beginning of period ...................................................   $1,123   $1,127
Revenues, net of benefits and expenses and income taxes ...............      (20)      19
Adoption of ASC 320, recognition of other-than-temporary impairments ..       --      (23)
                                                                          ------   ------
End of period .........................................................   $1,103   $1,123
                                                                          ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 6 -- CLOSED BLOCKS - (CONTINUED)

JHLICO CLOSED BLOCK

                                                               DECEMBER 31,
                                                            -----------------
                                                              2010      2009
                                                            -------   -------
                                                              (IN MILLIONS)
LIABILITIES
Future policy benefits ..................................   $10,798   $10,916
Policyholders' funds ....................................     1,501     1,511
Policyholder dividends payable ..........................       401       407
Other closed block liabilities ..........................       116       118
                                                            -------   -------
         Total closed block liabilities .................   $12,816   $12,952
                                                            =======   =======
ASSETS
Investments
   Fixed maturities:
      Available-for-sale--at fair value (amortized cost:
         2010--$6,530; 2009--$6,378) ....................   $ 6,766   $ 6,456
   Equity securities:
      Available-for-sale--at fair value (cost: 2010--$9;
         2009--$7) ......................................        12         8
   Mortgage loans on real estate ........................     2,105     1,928
   Policy loans .........................................     1,500     1,533
   Other invested assets ................................       121       153
                                                            -------   -------
         Total investments ..............................    10,504    10,078
Cash borrowings, cash, and cash equivalents .............       (38)      299
Accrued investment income ...............................       141       134
Other closed block assets ...............................        92       165
                                                            -------   -------
         Total assets designated to the closed block ....   $10,699   $10,676
                                                            -------   -------
Excess of closed block liabilities over assets designated
   to the closed block ..................................   $ 2,117   $ 2,276
Portion of above representing accumulated other
   comprehensive income:
   Unrealized appreciation, net of deferred income tax
      expense of $98 million and $28 million,
      respectively ......................................       183        53
                                                            -------   -------
Maximum future earnings to be recognized from closed
   block assets and liabilities .........................   $ 2,300   $ 2,329
                                                            =======   =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHLICO CLOSED BLOCK

                                                                 YEARS ENDED DECEMBER 31,
                                                                 ------------------------
                                                                  2010     2009     2008
                                                                 ------   ------   ------
                                                                       (IN MILLIONS)
REVENUES
Premiums .....................................................   $  621   $  648   $  699
Net investment income ........................................      585      588      581
Net realized investment and other gains (losses) .............       18      (12)    (118)
                                                                 ------   ------   ------
   Total revenues ............................................    1,224    1,224    1,162
BENEFITS AND EXPENSES
Benefits to policyholders ....................................      733      761      794
Policyholder dividends .......................................      439      461      478
Change in the policyholder dividend obligation ...............       --       --      (62)
Other closed block operating costs and expenses ..............       11        3        2
                                                                 ------   ------   ------
   Total benefits and expenses ...............................    1,183    1,225    1,212
Revenues, net of benefits and expenses before income taxes ...       41       (1)     (50)
Income tax expense (benefit) .................................       12       (2)     (17)
                                                                 ------   ------   ------
Revenues, net of benefits and expenses and income taxes ......   $   29   $    1   $  (33)
                                                                 ======   ======   ======

MAXIMUM FUTURE EARNINGS FROM CLOSED BLOCK ASSETS AND LIABILITIES:

                                                                   YEARS ENDED
                                                                   DECEMBER 31,
                                                                 ---------------
                                                                  2010     2009
                                                                 ------   ------
                                                                  (IN MILLIONS)
Beginning of period ..........................................   $2,329   $2,372
Revenues, net of benefits and expenses and income taxes ......      (29)      (1)
Adoption of ASC 320, recognition of other-than-temporary
   impairments ...............................................       --      (42)
                                                                 ------   ------
Change during period .........................................   $2,300   $2,329
                                                                 ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 7 -- DEBT AND LINE OF CREDIT

External short-term and long-term debt consisted of the following:

                                                                  DECEMBER 31,
                                                                 -------------
                                                                 2010    2009
                                                                 -----  ------
                                                                 (IN MILLIONS)
SHORT-TERM DEBT:
Current maturities of long-term debt .........................   $  7   $    6
LONG-TERM DEBT:
   Surplus notes, 7.38% maturing in 2024 (1) .................    489      491
   Variable rate notes payable, interest ranging from LIBOR
      plus 0.45% to LIBOR plus 3.15% due in varying amounts
      to 2019 (2) ............................................    222       --
   Fixed rate notes payable, interest ranging from 6.1% to
      13.84% due in varying amounts to 2016 (2) ..............    149       15
   Fair value adjustments related to interest rate
      swaps (1) ..............................................    (15)     (16)
                                                                 ----   ------
                                                                  845      490
Less current maturities of long-term debt ....................     (7)      (6)
                                                                 ----   ------
Total long-term debt .........................................   $838   $  484
                                                                 ====   ======
CONSUMER NOTES:
   Notes payable, interest ranging from 0.83% to 6.25% due
      in varying amounts to 2036 .............................   $966   $1,205
                                                                 ====   ======

(1) As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

(2) As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes $222 million of variable rate notes and $129 million of fixed rate notes related to consolidated variable interest entities. For further information regarding the adoption of ASC 810, see
     Note 1 - Summary of Significant Accounting Policies.

LONG-TERM DEBT

Aggregate maturities of long-term debt are as follows: 2011--$7 million; 2012--$162 million; 2013--$0 million; 2014--$35 million; 2015--$12 million; and
thereafter--$629 million.

Interest expense on debt, included in other operating costs and expenses, was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively. Interest paid on debt was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the "Commissioner").

CONSUMER NOTES

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2011--$155 million; 2012--$109 million; 2013--$55 million; 2014--$233 million; 2015--$146 million; and thereafter--$268 million.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Interest expense on consumer notes, included in other operating costs and expenses, was $48 million, $47 million, and $104 million in 2010, 2009, and 2008, respectively. Interest paid amounted to $48 million, $50 million, and $104 million in 2010, 2009, and 2008, respectively.

LINE OF CREDIT

At December 31, 2010, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, the Company had no outstanding borrowings under the agreement.

At December 31, 2010, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2014. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

NOTE 8 -- RELATED PARTY TRANSACTIONS

REINSURANCE TRANSACTIONS

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited ("JHRECO"), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,784 million and $4,147 million at December 31, 2010 and 2009, respectively, on the Company's Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $5,414 million and $4,749 million at December 31, 2010 and 2009, respectively, which was included with reinsurance recoverable on the Company's Consolidated Balance Sheets. Premiums ceded to JHRECO were $625 million, $644 million, and $656 million during the years ended December 31, 2010, 2009, and 2008, respectively. Claims incurred ceded to JHRECO were $652 million, $603 million, and $538 million during the years ended December 31, 2010, 2009, and 2008, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited ("MRBL"), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009, which was paid by MRBL on March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment,

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,563 million and $1,705 million as of December 31, 2010 and 2009, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. As of November 15, 2010, the agreement was amended to update the calculation of investment income. As of December 31, 2010 and 2009, respectively, the Company reported a reinsurance recoverable for ceded reserves and cost of reinsurance of $1,595 million and $1,681 million and a liability for coinsurance funds withheld of $72 million and $194 million on the Consolidated Balance Sheets. As of December 31, 2010, the Company reported a reinsurance settlement receivable from MRBL of $180 million, which was included with amounts due from and held for affiliates, and as of December 31, 2009, the Company reported a reinsurance settlement payable to MRBL of $261 million, which was included with amounts due to affiliates on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2010 and 2009 were $2,394 million and $2,290 million, respectively, and are accounted for as fixed maturities available-for-sale.

SERVICE AGREEMENTS

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $372 million, $394 million, and $374 million for the years ended December 31, 2010, 2009, and 2008, respectively. As of December 31, 2010 and 2009, the Company had amounts receivable from MFC and MLI of $1 million and amounts payable to MFC and MLI of $10 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

DEBT TRANSACTIONS

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Insurance Agency, Inc. ("JHIA") (formerly John Hancock Financial Holdings (Delaware), Inc.). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million, $8 million, and $2 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHIA. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million, $21 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the "Original Note"). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Pursuant to the merger of MHDLLC into JHHLLC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHHLLC effective December 31, 2009. Interest expense was $1 million, $2 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

The issuance of the above surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and the loan was transferred to MIC effective December 31, 2009. Interest income was $3 million, $4 million, and $3 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million for the year ended December 31, 2008.

CAPITAL STOCK TRANSACTIONS

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

OTHER

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans. For additional information on the transfer, see Note 10 -- Pension and Other Postretirement Benefit Plans.

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

deposits from affiliates of the Company. At December 31, 2010 and 2009, the Company managed approximately $7,233 million and $6,098 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company's Liquidity Pool:

                                                        DECEMBER 31,
                                                       -------------
                                                       2010    2009
                                                       ----   ------
                                                       (IN MILLIONS)
The Manufacturers Investment Corporation ...........   $ 48   $   84
John Hancock Holdings (Delaware) LLC ...............    102       40
Manulife Reinsurance Limited .......................     22      197
Manulife Reinsurance (Bermuda) Limited .............    281      949
Manulife Hungary Holdings KFT ......................     51       62
John Hancock Life Insurance Company of Vermont .....     25       52
John Hancock Reassurance Company Limited ...........     20      482
John Hancock Insurance Agency, Inc. ................     69        6
                                                       ----   ------
   Total ...........................................   $618   $1,872
                                                       ====   ======

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company's new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO's SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC's guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC's guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 9 -- REINSURANCE

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

                                              DECEMBER 31,
                                      ---------------------------
                                        2010      2009      2008
                                      -------   -------   -------
                                             (IN MILLIONS)
Direct ............................   $ 5,897   $ 5,680   $ 5,677
Assumed ...........................     1,198     1,384     1,221
Ceded .............................    (3,173)   (3,118)   (6,817)
                                      -------   -------   -------
   Net life, health, and
      annuity premiums earned .....   $ 3,922   $ 3,946   $    81
                                      =======   =======   =======

For the years ended December 31, 2010, 2009, and 2008, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $4,433 million, $3,442 million, and $2,964 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Prior to December 31, 2010, the Company accounted for its share of the qualified defined benefit plan, the non-qualified defined benefit plan, and the employee welfare plan as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC, the Company's immediate parent, along with the associated net liabilities. The impact of the transfer on the Company's December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

As of the transfer date, the assets and liabilities of these plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the plans and will recognize its required contributions as net periodic benefit cost in its consolidated financial statements.

Prior to December 31, 2010, the Company sponsored a funded qualified defined benefit plan (the `Plan") that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company's funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, 2009, and 2008, no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Prior to December 31, 2010, the Company's funding policy for its non-qualified defined benefit plan was to contribute an amount equal to the plan's benefit payments made during the year. The contribution to the non-qualified plan was $31 million, $34 million, and $33 million in 2010, 2009, and 2008, respectively.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan's provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company's policy was to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $48 million, $54 million, and $59 million in 2010, 2009, and 2008, respectively.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $8 million in 2010 and $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $18 million, $19 million, and $19 million in 2010, 2009, and 2008, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS

The amounts disclosed below represent the Company's share of the pension and other postretirement benefit plans described above:

                                                                    YEARS ENDED DECEMBER 31,
                                                                --------------------------------
                                                                                       OTHER
                                                                                  POSTRETIREMENT
                                                                PENSION BENEFITS      BENEFITS
                                                                ----------------   --------------
                                                                  2010     2009     2010    2009
                                                                -------   ------   -----   -----
                                                                          (IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year .....................   $ 2,354   $2,237   $ 548   $ 573
Service cost ................................................        32       30       1       1
Interest cost ...............................................       124      128      28      33
Participant contributions ...................................        --       --       4       5
Actuarial loss (gain) .......................................       132      132       4      (8)
Retiree drug subsidy ........................................        --       --       3       3
Benefits paid ...............................................      (175)    (173)    (52)    (59)
Transfer of certain pension and postretirement benefit plans
   to Parent ................................................    (2,467)      --    (536)     --
                                                                -------   ------   -----   -----
Benefit obligation at end of year ...........................   $    --   $2,354   $  --   $ 548
                                                                =======   ======   =====   =====
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year ..............   $ 1,843   $1,628   $ 306   $ 245
Actual return on plan assets ................................       281      354      40      61
Employer contributions ......................................        32       34      48      54
Participant contributions ...................................        --       --       4       5
Benefits paid ...............................................      (175)    (173)    (52)    (59)
Transfer of certain pension and postretirement benefit plans
   to Parent ................................................    (1,981)      --    (346)     --
                                                                -------   ------   -----   -----
Fair value of plan assets at end of year ....................   $    --   $1,843   $  --   $ 306
                                                                =======   ======   =====   =====
Funded status at end of year ................................   $    --   $ (511)  $  --   $(242)
                                                                =======   ======   =====   =====
AMOUNTS RECOGNIZED ON CONSOLIDATED BALANCE SHEETS:
Assets ......................................................   $    --   $   --   $  --   $  --
Liabilities .................................................        --     (511)     --    (242)
                                                                -------   ------   -----   -----
Net amount recognized .......................................   $    --   $ (511)  $  --   $(242)
                                                                =======   ======   =====   =====
AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME:
Prior service cost ..........................................   $   (26)  $  (29)  $  --   $  --
Net actuarial loss ..........................................       735      739      19      29
Transfer of certain pension and postretirement benefit plans
   to Parent ................................................      (709)      --     (19)     --
                                                                -------   ------   -----   -----
Total .......................................................   $    --   $  710   $  --   $  29
                                                                =======   ======   =====   =====

The accumulated benefit obligation for all defined benefit plans was $0 million and $2,329 million at December 31, 2010 and 2009, respectively.

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

                                       DECEMBER 31,
                                      -------------
                                      2010    2009
                                      ----   ------
                                      (IN MILLIONS)
Accumulated benefit obligation ....    $--   $2,329
Projected benefit obligation ......     --    2,354
Fair value of plan assets .........     --    1,843

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

COMPONENTS OF NET PERIODIC BENEFIT COST

                                                    YEARS ENDED DECEMBER 31,
                                           ------------------------------------------
                                                                          OTHER
                                                                     POSTRETIREMENT
                                              PENSION BENEFITS          BENEFITS
                                           ---------------------   ------------------
                                            2010    2009    2008   2010   2009   2008
                                           -----   -----   -----   ----   ----   ----
                                                          (IN MILLIONS)
Service cost ...........................   $  32   $  30   $  30   $  1   $  1   $  1
Interest cost ..........................     124     128     129     28     33     34
Expected return on plan assets .........    (161)   (175)   (181)   (26)   (26)   (26)
Amortization of prior service cost .....      (3)     (3)     (3)    --     --     --
Recognized actuarial loss ..............      15       4       5     --     --     --
                                           -----   -----   -----   ----   ----   ----
Net periodic benefit cost (income) .....   $   7   $ (16)  $ (20)  $  3   $  8   $  9
                                           =====   =====   =====   ====   ====   ====

ASSUMPTIONS

Weighted-average assumptions used to determine benefit obligations were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                     ----------------------------
                                                                       OTHER
                                                       PENSION     POSTRETIREMENT
                                                       BENEFITS       BENEFITS
                                                     -----------   --------------
                                                     2010   2009    2010   2009
                                                     ----   ----    ----   ----
Discount rate ....................................    N/A   5.50%    N/A   5.50%
Rate of compensation increase ....................    N/A   4.35%    N/A    N/A
Health care cost trend rate for following year ...                   N/A   8.50%
Ultimate trend rate ..............................                   N/A   5.00%
Year ultimate rate reached .......................                   N/A   2028

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                     ---------------------------------------
                                                                                 OTHER
                                                                            POSTRETIREMENT
                                                      PENSION BENEFITS          BENEFITS
                                                     ------------------   ------------------
                                                     2010   2009   2008   2010   2009   2008
                                                     ----   ----   ----   ----   ----   ----
Discount rate.....................................   5.50%  6.00%  6.00%  5.50%  6.00%  6.00%
Expected long-term return on plan assets..........   7.75%  8.00%  8.00%  7.75%  8.00%  8.00%
Rate of compensation increase.....................   4.35%  4.10%  5.10%   N/A    N/A    N/A
Health care cost trend rate for following year....                        8.50%  8.50%  9.00%
Ultimate trend rate...............................                        5.00%  5.00%  5.00%
Year ultimate rate reached........................                        2028   2016   2016

The overall expected long-term rate of return on plan assets assumption reflects the Company's best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS - (CONTINUED)

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                           ONE-PERCENTAGE   ONE-PERCENTAGE
                                                                           POINT INCREASE   POINT DECREASE
                                                                           --------------   --------------
                                                                                   (IN MILLIONS)
Effect on total service and interest costs in 2010......................        $  1            $ (1)
Effect on postretirement benefit obligation as of December 31, 2010.....         N/A             N/A

PLAN ASSETS

The Company's overall investment strategy was to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $0 million and $702 million at December 31, 2010 and 2009, respectively, were investments managed by related parties. Welfare plan assets of $0 million and $185 million at December 31, 2010 and 2009, respectively, were investments in related parties.

The plans did not own any of the Company's or MFC's common stock at December 31, 2010 and 2009.

FAIR VALUE MEASUREMENTS

Following ASC 820 guidance, the Company categorizes its fair value measurements of pension and other postretirement benefit plan assets according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans' valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. For additional information regarding the valuation hierarchy and the Company's determination of fair value, see Note 14 - Fair Value of Financial Instruments.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

CASH AND CASH EQUIVALENTS - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

DOMESTIC EQUITY - Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

INTERNATIONAL EQUITY - Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values ("NAV"), and these investments are included in Level
1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

DOMESTIC FIXED INCOME - Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

INTERNATIONAL FIXED INCOME - Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

PRIVATE EQUITY - Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

TIMBER/AGRICULTURE - Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

401(H) ACCOUNT NET ASSETS - Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company's pension plan assets at December 31, 2009, by asset category is as follows:

                                                DECEMBER 31, 2009
                                    -----------------------------------------
                                       TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                    -----------   -------   -------   -------
                                                 (IN MILLIONS)
ASSETS:
   Cash and cash equivalents .....     $   26       $ 26      $ --     $ --
   Equity
      Domestic ...................        783        331       452       --
      International ..............        268        108       160       --
   Fixed income
      Domestic (a) ...............        437        142       215       80
      International (b) ..........        121         80        41       --
   Other types of investments
      Private equity (c) .........        129         --        --      129
      Timber / agriculture (d)  ..         79         --        --       79
                                       ------       ----      ----     ----
TOTAL ASSETS AT FAIR VALUE .......     $1,843       $687      $868     $288
                                       ======       ====      ====     ====

(a) This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(b) This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.

(c) This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.

(d) This category consists of limited partnerships with timber and agriculture investments.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

                                                        DOMESTIC     PRIVATE    TIMBER /
                                                      FIXED INCOME    EQUITY   AGRICULTURE
                                                      ------------   -------   -----------
                                                                (IN MILLIONS)
Balance at January 1, 2009 ........................       $ 73        $ 150       $ 72
   Actual return on plan assets:
      Relating to assets still held at the
         reporting date ...........................         18          (19)         6
      Relating to assets sold during the period ...         --            5          2
   Purchases, sales, and settlements (net) ........        (11)          (7)        (1)
   Transfers into and/or out of Level 3 ...........         --           --         --
                                                          ----        -----       ----
Balance at December 31, 2009 ......................       $ 80        $ 129       $ 79
                                                          ====        =====       ====

The fair value of the Company's other postretirement benefit plan assets at December 31, 2009, by asset category is as follows:

                                                DECEMBER 31, 2009
                                    ----------------------------------------
                                      TOTAL
                                    FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                    ----------   -------   -------   -------
                                                (IN MILLIONS)
ASSETS:
   Cash and cash equivalents ....      $ 23        $23       $ --      $--
   Equity
      Domestic ..................       129         14        115       --
      International .............        22         11         11       --
   Fixed income
      Domestic (a) ..............       124         24         98        2
      International (b) .........         3          2          1       --
   Other types of investments
      Private equity (c) ........         3         --         --        3
      Timber / agriculture (d) ..         2         --         --        2
                                       ----        ---       ----      ---
TOTAL ASSETS AT FAIR VALUE ......      $306        $74       $225      $ 7
                                       ====        ===       ====      ===

(a) This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(b) This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.

(c) This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.

(d) This category consists of limited partnerships with timber and agriculture investments.

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 was $7 million.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

RISK MANAGEMENT PRACTICES AND INVESTMENT GOALS

Investment allocation decisions for plan assets were made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the "Statement"), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company's board of directors had delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the "Committee"), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan's ongoing obligations and minimize the likelihood of a significant deterioration in the Plan's funded status resulting from capital market activity, the Investment Committee retained an Investment Advisor, John Hancock Investment Management Services LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

INVESTMENT POLICIES AND STRATEGIES

The overall investment policies and strategies of the Plan were based on the guiding principle of diversification. Plan investments were allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

LIABILITY-HEDGING ASSETS - These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

RETURN-SEEKING ASSETS - All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

PERMITTED AND PROHIBITED INVESTMENTS

Plan investments were permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies have been used. In order to fulfill its fiduciary responsibility and to ensure that plan assets are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan was not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan's fixed income exposure was achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, was not to exceed the maximum quality limits outlined below. Each mutual fund investment was governed by its own prospectus, and therefore not subject to these quality limits.

INVESTMENT RATING   MAXIMUM LIMIT
-----------------   -------------
AAA                      100%
AA                        90%
A                         75%
BBB & Lower               50%
BB & Lower                 8%

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Equities

The Plan's domestic and international equity investments were required to be fully diversified across sectors and countries at all times. In addition, the Plan was prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan was also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives was permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also have been used to replicate direct investments, in instances where the Plan would benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes was prohibited. The Plan was also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan was permitted to invest in options and futures on any securities that were not specifically prohibited by the Statement, but it was prohibited from selling derivatives on securities it did not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan was permitted to make investments in alternative asset classes. The Plan was permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds were prohibited. The Investment Committee was required to approve any proposed investments in other assets that were not specifically permitted above.

NOTE 11 -- COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS

COMMITMENTS. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,824 million and $130 million, respectively, at December 31, 2010. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2011.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $24 million, $26 million, and $22 million for the years ended December 31, 2010, 2009, and 2008, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

                       NON-
                    CANCELABLE
                    OPERATING    SUB-LEASE
                      LEASES      INCOME
                    ----------   ---------
                        (IN MILLIONS)
2011.............      $ 48         $17
2012.............        42          17
2013.............        39          17
2014.............        29          14
2015.............        13           3
Thereafter.......       410          --
                       ----         ---
Total............      $581         $68
                       ====         ===

GUARANTEES. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2010.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 11 -- COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS - (CONTINUED)

CONTINGENCIES. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2010 and 2009, the Company increased this provision by $94 million and $186 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $218 million at December 31, 2010.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower was completed in February 2010 and is currently in the leasing phase. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the premises. At that time, the Company may exercise its call option to purchase the partner developer's interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer's entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $7 million. This estimate is 20% of the $108 million cost of construction, net of $73 million of related loans payable.

LEGAL PROCEEDINGS. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

NOTE 12 -- SHAREHOLDER'S EQUITY

CAPITAL STOCK

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 12 -- SHAREHOLDER'S EQUITY - (CONTINUED)

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The components of accumulated other comprehensive income (loss) were as follows:

                                                                                                       ADDITIONAL
                                                                             NET                      PENSION AND
                                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                                        NET UNREALIZED   GAIN (LOSS)    CURRENCY      UNRECOGNIZED        OTHER
                                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                                        GAINS (LOSSES)   FLOW HEDGES   ADJUSTMENT     BENEFIT COST    INCOME (LOSS)
                                                        --------------   -----------   -----------   --------------   -------------
                                                                                    (IN MILLIONS)
BALANCE AT JANUARY 1, 2008 ..........................       $   577         $  350        $ 27            $ 129          $ 1,083
Gross unrealized investment losses (net of
   deferred income tax benefit of $1,574 million) ...        (2,932)            --          --               --           (2,932)
Reclassification adjustment for gains realized in
   net income (net of deferred income tax benefit
   of $101 million) .................................          (187)            --          --               --             (187)
Adjustment for policyholder liabilities (net of
   deferred income tax expense of $87 million) ......           162             --          --               --              162
Adjustment for deferred policy acquisition costs,
   deferred sales inducements, value of business
   acquired, and unearned revenue liability (net
   of deferred income tax expense of $216 million) ..           403             --          --               --              403
Adjustment for policyholder dividend obligation
   (net of deferred income tax expense of
   $11 million) .....................................            20             --          --               --               20
                                                            -------         ------        ----            -----          -------
Net unrealized investment losses ....................        (2,534)            --          --               --           (2,534)
Foreign currency translation adjustment .............            --             --         (23)              --              (23)
Pension and postretirement benefits:
   Change in prior service cost (net of deferred
      income tax benefit of $1 million) .............            --             --          --               (1)              (1)
   Change in net actuarial loss (net of deferred
      income tax benefit of $359 million) ...........            --             --          --             (666)            (666)
Net gains on the effective portion of the change
   in fair value of cash flow hedges (net of
   deferred income tax expense of $586 million) .....            --          1,086          --               --            1,086
Reclassification of net cash flow hedge gains to
   net income (net of deferred income tax benefit
   of $17 million) ..................................            --            (31)         --               --              (31)
                                                            -------         ------        ----            -----          -------
BALANCE AT DECEMBER 31, 2008 ........................       $(1,957)        $1,405        $  4            $(538)         $(1,086)
                                                            =======         ======        ====            =====          =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                                       ADDITIONAL
                                                                             NET                      PENSION AND
                                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                                        NET UNREALIZED   GAIN (LOSS)    CURRENCY      UNRECOGNIZED        OTHER
                                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                                        GAINS (LOSSES)   FLOW HEDGES   ADJUSTMENT     BENEFIT COST    INCOME (LOSS)
                                                        --------------   -----------   -----------   --------------   -------------
                                                                                    (IN MILLIONS)
BALANCE AT JANUARY 1, 2009 ..........................      $(1,957)        $ 1,405         $ 4            $(538)         $(1,086)
Gross unrealized investment gains (net of
   deferred income tax expense of $1,883
   million) .........................................        3,498              --          --               --            3,498
Reclassification adjustment for losses
   realized in net income (net of deferred
   income tax expense of $109 million) ..............          202              --          --               --              202
Adjustment for policyholder liabilities
   (net of deferred income tax benefit of
   $67 million) .....................................         (126)             --          --               --             (126)
Adjustment for deferred policy acquisition
   costs, deferred sales inducements, value
   of business acquired, and unearned
   revenue liability (net of deferred
   income tax benefit of $354 million) ..............         (658)             --          --               --             (658)
                                                           -------         -------         ---            -----          -------
Net unrealized investment gains .....................        2,916              --          --               --            2,916
Foreign currency translation adjustment .............           --              --           5               --                5
Pension and postretirement benefits:
   Change in prior service cost (net of
      deferred income tax benefit of $1 million) ....           --              --          --               (2)              (2)
   Change in net actuarial loss (net of
      deferred income tax expense of $31
      million) ......................................           --              --          --               60               60
   Net unrealized gain on split-dollar life
      insurance benefit (net of deferred
      income tax expense of $1 million) .............           --              --          --                2                2
Net losses on the effective portion of the
   change in fair value of cash flow hedges
   (net of deferred income tax benefit of
   $538 million) ....................................           --          (1,000)         --               --           (1,000)
Reclassification of net cash flow hedge
   gains to net income (net of deferred
   income tax benefit of $3 million) ................           --              (5)         --               --               (5)
Adoption of ASC 320, recognition of
   other-than-temporary impairments (net of
   deferred income tax benefit of $410
   million) .........................................         (761)             --          --               --             (761)
                                                           -------         -------         ---            -----          -------
BALANCE AT DECEMBER 31, 2009 ........................      $   198         $   400         $ 9            $(478)         $   129
                                                           =======         =======         ===            =====          =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                                       ADDITIONAL
                                                                             NET                      PENSION AND
                                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                                        NET UNREALIZED   GAIN (LOSS)    CURRENCY      UNRECOGNIZED        OTHER
                                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                                        GAINS (LOSSES)   FLOW HEDGES    ADJUSTMENT    BENEFIT COST    INCOME (LOSS)
                                                        --------------   -----------   -----------   --------------   -------------
                                                                                    (IN MILLIONS)
BALANCE AT JANUARY 1, 2010 ..........................       $  198          $ 400          $  9           $(478)         $  129
Gross unrealized investment gains (net of
   deferred income tax expense of $808
   million) .........................................        1,501             --            --              --           1,501
Reclassification adjustment for gains
   realized in net income (net of deferred
   income tax benefit of $313 million) ..............         (582)            --            --              --            (582)
Adjustment for policyholder liabilities
   (net of deferred income tax expense of
   $23 million) .....................................           42             --            --              --              42
Adjustment for deferred policy acquisition
   costs, deferred sales inducements, value
   of business acquired, and unearned
   revenue liability (net of deferred
   income tax benefit of $100 million) ..............         (185)            --            --              --            (185)
                                                            ------          -----          ----           -----          ------
Net unrealized investment gains .....................          776             --            --              --             776
Foreign currency translation adjustment .............           --             --           (53)             --             (53)
Pension and postretirement benefits:
   Change in prior service cost (net of
      deferred income tax benefit of $1 million) ....           --             --            --              (2)             (2)
   Change in net actuarial loss (net of
      deferred income tax expense of $5
      million) ......................................           --             --            --               9               9
   Net unrealized gain on split-dollar life
      insurance benefit (net of deferred
      income tax expense of $1 million) .............           --             --            --               2               2
Net losses on the effective portion of the
   change in fair value of cash flow hedges
   (net of deferred income tax benefit of
   $20 million) .....................................           --            (37)           --              --             (37)
Reclassification of net cash flow hedge
   gains to net income (net of deferred
   income tax benefit of $69 million) ...............           --           (129)           --              --            (129)
Transfer of certain pension and
   postretirement benefit plans to Parent
   (net of deferred income tax expense of
   $255 million) ....................................           --             --            --             473             473
                                                            ------          -----          ----           -----          ------
BALANCE AT DECEMBER 31, 2010 ........................       $  974          $ 234          $(44)          $   4          $1,168
                                                            ======          =====          ====           =====          ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 12 -- SHAREHOLDER'S EQUITY - (CONTINUED)

Net unrealized investment gains (losses) included on the Company's Consolidated Balance Sheets as a component of shareholder's equity are summarized below:

                                                                                       DECEMBER 31,
                                                                                -------------------------
                                                                                  2010     2009     2008
                                                                                -------   -----   -------
                                                                                      (IN MILLIONS)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:
      Fixed maturities ......................................................   $ 1,852   $ 547   $(3,345)
      Equity securities .....................................................       360     249       (79)
      Other investments .....................................................        (5)     (3)      (91)
                                                                                -------   -----   -------
   Total (1) ................................................................     2,207     793    (3,515)
Amounts of unrealized investment gains (losses) attributable to:
      Deferred policy acquisition costs, deferred sales inducements, value of
         business acquired, and unearned revenue liability ..................      (653)   (368)      458
      Policyholder liabilities ..............................................       (56)   (121)       49
      Deferred income taxes .................................................      (524)   (106)    1,051
                                                                                -------   -----   -------
   Total ....................................................................    (1,233)   (595)    1,558
                                                                                -------   -----   -------
Net unrealized investment gains (losses) ....................................   $   974   $ 198   $(1,957)
                                                                                =======   =====   =======

(1) Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 -- Related Party Transactions, for information on the associated MRBL reinsurance agreement.

STATUTORY RESULTS

The Company and its wholly-owned subsidiaries, JHNY and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA's authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset ("DTA") instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company's statutory net income (loss) for the years ended December 31, 2010, 2009, and 2008 was $35 million (unaudited), $(76) million, and $(2,407) million, respectively. The Company's statutory capital and surplus as of December 31, 2010 and 2009 was $5,093 million (unaudited) and $5,012 million, respectively.

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company's earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the Company's surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 13 -- SEGMENT INFORMATION

The Company operates in the following three business segments: (1) Insurance and
(2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

INSURANCE SEGMENT. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

WEALTH MANAGEMENT SEGMENT. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment's consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

CORPORATE AND OTHER SEGMENT. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 -- Closed Blocks.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                          WEALTH     CORPORATE
                                                            INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                            ---------   ----------   ---------   --------
                                                                            (IN MILLIONS)
2010
   Revenues from external customers .....................    $ 4,460     $  2,765     $   482    $  7,707
   Net investment income ................................      2,619        1,710         238       4,567
   Net realized investment and other gains (losses) .....        381         (202)        202         381
   Inter-segment revenues ...............................          3           --          (3)         --
                                                             -------     --------     -------    --------
   Revenues .............................................    $ 7,463     $  4,273     $   919    $ 12,655
                                                             =======     ========     =======    ========
   Total net (loss) income ..............................    $(1,486)    $    506     $   103    $   (877)
                                                             =======     ========     =======    ========
SUPPLEMENTAL INFORMATION:
   Equity in net income (loss) of investees accounted for
      under the equity method ...........................    $   158     $     62     $   (21)   $    199
   Carrying value of investments accounted for under the
      equity method .....................................      2,157        1,129         285       3,571
   Amortization of deferred policy acquisition costs,
      deferred sales inducements, and value of business
      acquired ..........................................        512          239           1         752
   Goodwill impairment ..................................      1,600           --          --       1,600
   Interest expense .....................................         --           --          47          47
   Income tax expense ...................................         48          135          39         222
   Segment assets .......................................    $82,106     $160,978     $22,944    $266,028

                                                                          WEALTH     CORPORATE
                                                            INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                            ---------   ----------   ---------   --------
                                                                            (IN MILLIONS)
2009
  Revenues from external customers .....................     $ 4,366     $  2,652     $   535    $  7,553
   Net investment income ...............................       2,265        1,624         457       4,346
   Net realized investment and other losses ............        (732)      (1,103)         (2)     (1,837)
   Inter-segment revenues ..............................          --            1          (1)         --
                                                             -------     --------     -------    --------
   Revenues ............................................     $ 5,899     $  3,174     $   989    $ 10,062
                                                             =======     ========     =======    ========
   Total net (loss) income .............................     $  (258)    $    412     $   157    $    311
                                                             =======     ========     =======    ========
SUPPLEMENTAL INFORMATION:
   Equity in net income of investees accounted for under
     the equity method .................................     $    28     $      9     $    41    $     78
   Carrying value of investments accounted for under the
     equity method .....................................       1,622        1,123         314       3,059
   Amortization of deferred policy acquisition costs,
     deferred sales inducements, and value of business
     acquired ..........................................         308          898           5       1,211
   Interest expense ....................................          --           --          34          34
   Income tax (benefit) expense ........................        (167)          63          97          (7)
   Segment assets ......................................     $75,509     $149,336     $23,084    $247,929

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                         WEALTH     CORPORATE
                                                           INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                           ---------   ----------   ---------   --------
                                                                           (IN MILLIONS)
2008
   Revenues from external customers ....................     $3,407      $ (357)      $ 520      $3,570
   Net investment income ...............................      2,300       1,578         563       4,441
   Net realized investment and other gains (losses) ....        120         102        (445)       (223)
   Inter-segment revenues ..............................         --           1          (1)         --
                                                             ------      ------       -----      ------
   Revenues ............................................     $5,827      $1,324       $ 637      $7,788
                                                             ======      ======       =====      ======
   Total net income (loss) .............................     $  272      $ (360)      $(223)     $ (311)
                                                             ======      ======       =====      ======
SUPPLEMENTAL INFORMATION:
   Equity in net income (loss) of investees accounted
     for under the equity method .......................     $    8      $   26       $ (38)     $   (4)
   Carrying value of investments accounted for under
     the equity method .................................      1,418         991         438       2,847
   Amortization of deferred policy acquisition costs,
     deferred sales inducements, and value of business
     acquired ..........................................       (362)         21           5        (336)
   Interest expense ....................................         --          --          34          34
   Income tax expense (benefit) ........................        137        (413)        (63)       (339)

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

                                                INCOME
                                            (LOSS) BEFORE   LONG-LIVED
LOCATION                         REVENUES    INCOME TAXES     ASSETS      ASSETS
--------                         --------   -------------   ----------   --------
                                                  (IN MILLIONS)
2010
United States ................    $12,582       $(669)         $173      $265,908
Foreign -- other .............         73          14            --           120
                                  -------       -----          ----      --------
Total ........................    $12,655       $(655)         $173      $266,028
                                  =======       =====          ====      ========
2009
United States ................    $10,004       $ 290          $198      $247,786
Foreign -- other .............         58          14            --           143
                                  -------       -----          ----      --------
Total ........................    $10,062       $ 304          $198      $247,929
                                  =======       =====          ====      ========
2008
United States ................    $ 7,722       $(670)
Foreign -- other .............         66          20
                                  -------       -----
Total ........................    $ 7,788       $(650)
                                  =======       =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 14 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

                                                                DECEMBER 31,
                                                 -----------------------------------------
                                                         2010                  2009
                                                 -------------------   -------------------
                                                 CARRYING     FAIR     CARRYING     FAIR
                                                   VALUE      VALUE      VALUE      VALUE
                                                 --------   --------   --------   --------
                                                               (IN MILLIONS)
ASSETS:
   Fixed maturities:
      Available-for-sale (1) .................   $ 60,470   $ 60,470   $ 53,569   $ 53,569
      Held-for-trading .......................      1,627      1,627      1,208      1,208
   Equity securities:
      Available-for-sale .....................        588        588        558        558
   Mortgage loans on real estate .............     13,343     14,301     12,623     13,252
   Policy loans ..............................      5,050      5,050      4,949      4,949
   Short-term investments ....................      1,472      1,472      3,973      3,973
   Cash and cash equivalents .................      2,772      2,772      4,915      4,915
   Derivatives:
      Interest rate swaps ....................      2,721      2,721      1,840      1,840
      Foreign currency swaps .................        210        210        242        242
      Foreign currency forwards ..............         33         33         43         43
      Interest rate options ..................         --         --          1          1
      Equity market contracts ................          4          4          8          8
      Embedded derivatives ...................      1,504      1,504      1,711      1,711
   Assets held in trust ......................      2,394      2,394      2,290      2,290
   Separate account assets ...................    136,002    136,002    122,466    122,466
                                                 --------   --------   --------   --------
TOTAL ASSETS .................................   $228,190   $229,148   $210,396   $211,025
                                                 ========   ========   ========   ========
LIABILITIES:
   Consumer notes ............................   $    966   $    983   $  1,205   $  1,234
   Debt ......................................        845        839        490        463
   Guaranteed investment contracts and funding
      agreements .............................      1,833      1,850      2,701      2,760
   Fixed-rate deferred and immediate
      annuities ..............................      8,971      8,866      9,255      8,696
   Supplementary contracts without life
      contingencies ..........................         47         48         51         53
   Derivatives:
      Interest rate swaps ....................      2,164      2,164      1,318      1,318
      Foreign currency swaps .................        578        578        694        694
      Foreign currency forwards ..............         --         --          1          1
      Equity market contracts ................          2          2         --         --
      Embedded derivatives ...................      1,214      1,214      1,327      1,327
                                                 --------   --------   --------   --------
TOTAL LIABILITIES ............................   $ 16,620   $ 16,544   $ 17,042   $ 16,546
                                                 ========   ========   ========   ========

(1) Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

- Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets - This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

- Other Assets and Liabilities Not Reported at Fair Value - This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

MORTGAGE LOANS ON REAL ESTATE - The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

POLICY LOANS - These loans are carried at unpaid principal balances, which approximate their fair values.

CASH AND CASH EQUIVALENTS - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

CONSUMER NOTES, GUARANTEED INVESTMENT CONTRACTS, AND FUNDING AGREEMENTS - The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC's corporate spread. The fair value attributable to credit risk represents the present value of the spread.

DEBT - The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar type of borrowing arrangements. As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes variable and fixed rate notes related to consolidated variable interest entities. The carrying value of this debt approximates fair value at December 31, 2010. For further information regarding the adoption of ASC 810, see Note 1 - Summary of Significant Accounting Policies.

The carrying values for commercial paper and short-term borrowings approximate fair value.

FIXED-RATE DEFERRED AND IMMEDIATE ANNUITIES - The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC's corporate spread. The fair value attributable to credit risk represents the present value of the spread.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON THE CONSOLIDATED BALANCE SHEETS

VALUATION HIERARCHY

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

- Level 3 - Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

DETERMINATION OF FAIR VALUE

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

FIXED MATURITIES

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

EQUITY SECURITIES

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

SHORT-TERM INVESTMENTS

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

DERIVATIVES

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter ("OTC") derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company's derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

EMBEDDED DERIVATIVES

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements ("Reinsurance GMIB Assets"). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain ("GMWB") and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity's own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC's own credit risk, which is determined by taking into consideration publicly available information relating to MFC's debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies' publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company's separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company's general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser's review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following tables present the Company's assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

                                                                           DECEMBER 31, 2010
                                                               -----------------------------------------
                                                                 TOTAL
                                                               FAIR VALUE    LEVEL 1   LEVEL 2   LEVEL 3
                                                               ----------   --------   -------   -------
                                                                             (IN MILLIONS)
ASSETS:
   Fixed maturities available-for-sale (1):
      Corporate debt securities ............................    $ 41,199    $     --   $37,898    $3,301
      Commercial mortgage-backed securities ................       4,247          --     3,762       485
      Residential mortgage-backed securities ...............         460          --        10       450
      Collateralized debt obligations ......................         136          --        33       103
      Other asset-backed securities ........................       1,029          --       950        79
      U.S. Treasury and agency securities ..................       7,841          --     7,841        --
      Obligations of states and political subdivisions .....       4,027          --     3,619       408
      Debt securities issued by foreign governments ........       1,531          --     1,531        --
                                                                --------    --------   -------    ------
   Total fixed maturities available-for-sale ...............      60,470          --    55,644     4,826
   Fixed maturities held-for-trading:
      Corporate debt securities ............................       1,177           8     1,133        36
      Commercial mortgage-backed securities ................         224          --       209        15
      Residential mortgage-backed securities ...............           3          --        --         3
      Collateralized debt obligations ......................           4          --         1         3
      Other asset-backed securities ........................          66          --        65         1
      U.S. Treasury and agency securities ..................         101          --       101        --
      Obligations of states and political subdivisions .....          51          --        51        --
      Debt securities issued by foreign governments ........           1          --         1        --
                                                                --------    --------   -------    ------
   Total fixed maturities held-for-trading .................       1,627           8     1,561        58
   Equity securities available-for-sale ....................         588         588        --        --
   Short-term investments ..................................       1,472          --     1,472        --
   Derivative assets (2):
      Interest rate swaps ..................................       2,721          --     2,652        69
      Foreign currency swaps ...............................         210          --       210        --
      Foreign currency forwards ............................          33          --        33        --
      Equity market contracts ..............................           4          --        --         4
   Embedded derivatives (3):
      Reinsurance contracts ................................           7          --         7        --
      Benefit guarantees ...................................       1,497          --        --     1,497
   Assets held in trust (4) ................................       2,394         913     1,420        61
   Separate account assets (5) .............................     136,002     130,884     2,092     3,026
                                                                --------    --------   -------    ------
TOTAL ASSETS AT FAIR VALUE .................................    $207,025    $132,393   $65,091    $9,541
                                                                ========    ========   =======    ======
LIABILITIES:
   Derivative liabilities (2):
      Interest rate swaps ..................................    $  2,164    $     --   $ 2,156    $    8
      Foreign currency swaps ...............................         578          --       534        44
      Equity market contracts ..............................           2          --        --         2
   Embedded derivatives (3):
      Reinsurance contracts ................................         660          --       660        --
      Participating pension contracts ......................          98          --        98        --
      Benefit guarantees ...................................         456          --        --       456
                                                                --------    --------   -------    ------
TOTAL LIABILITIES AT FAIR VALUE ............................    $  3,958    $     --   $ 3,448    $  510
                                                                ========    ========   =======    ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                           DECEMBER 31, 2009
                                                               -----------------------------------------
                                                                 TOTAL
                                                               FAIR VALUE    LEVEL 1   LEVEL 2   LEVEL 3
                                                               ----------   --------   -------   -------
                                                                             (IN MILLIONS)
ASSETS:
   Fixed maturities available-for-sale (1):
      Corporate debt securities ............................    $ 42,505    $     --   $39,889    $2,616
      Commercial mortgage-backed securities ................       4,474          --     4,039       435
      Residential mortgage-backed securities ...............         476          --        16       460
      Collateralized debt obligations ......................         135          --        57        78
      Other asset-backed securities ........................       1,242          --     1,151        91
      U.S. Treasury and agency securities ..................       1,968          --     1,968        --
      Obligations of states and political subdivisions .....       1,491          --     1,261       230
      Debt securities issued by foreign governments ........       1,278          --     1,213        65
                                                                --------    --------   -------    ------
   Total fixed maturities available-for-sale ...............      53,569          --    49,594     3,975
   Fixed maturities held-for-trading:
      Corporate debt securities ............................         898          --       882        16
      Commercial mortgage-backed securities ................         216          --       206        10
      Residential mortgage-backed securities ...............           3          --        --         3
      Collateralized debt obligations ......................           2          --         1         1
      Other asset-backed securities ........................          21          --        20         1
      U.S. Treasury and agency securities ..................          29          --        29        --
      Obligations of states and political subdivisions .....          26          --        23         3
      Debt securities issued by foreign governments ........          13          --        --        13
                                                                --------    --------   -------    ------
   Total fixed maturities held-for-trading .................       1,208          --     1,161        47
   Equity securities available-for-sale ....................         558         558        --        --
   Short-term investments ..................................       3,973          --     3,973        --
   Derivative assets (2) ...................................       2,134          --     2,074        60
   Embedded derivatives (3) ................................       1,711          --         8     1,703
   Assets held in trust (4) ................................       2,290         624     1,666        --
   Separate account assets (5) .............................     122,466     116,875     2,494     3,097
                                                                --------    --------   -------    ------
TOTAL ASSETS AT FAIR VALUE .................................    $187,909    $118,057   $60,970    $8,882
                                                                ========    ========   =======    ======
LIABILITIES:
   Derivative liabilities (2) ..............................    $  2,013    $     --   $ 1,987    $   26
   Embedded derivatives (3) ................................       1,327          --       688       639
                                                                --------    --------   -------    ------
TOTAL LIABILITIES AT FAIR VALUE ............................    $  3,340    $     --   $ 2,675    $  665
                                                                ========    ========   =======    ======

(1) Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.

(2) Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward in the following table.

(3) Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.

(4) Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 -- Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

(5) Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 14 -- FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)

LEVEL 3 FINANCIAL INSTRUMENTS

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2010 and 2009 are summarized as follows:

                                                     NET
                                                   REALIZED/
                                                  UNREALIZED
                                                GAINS (LOSSES)
                                                 INCLUDED IN:                    TRANSFERS
                                               ----------------               ----------------
                                                                                                                CHANGE IN
                                                                  PURCHASES,                                 UNREALIZED GAINS
                                                                  ISSUANCES,                                (LOSSES) INCLUDED
                                   BALANCE AT                         AND       INTO    OUT OF  BALANCE AT  IN EARNINGS ON
                                   JANUARY 1,  EARNINGS    AOCI  SETTLEMENTS  LEVEL 3  LEVEL 3   DECEMBER   INSTRUMENTS STILL
                                      2010        (1)      (2)      (NET)       (3)      (3)     31, 2010        HELD
                                   ----------  --------   -----  -----------  -------  -------  ----------  -----------------
                                                                   (IN MILLIONS)
Fixed maturities
   available-for-sale:
   Corporate debt securities ....    $2,616      $(50)    $ 223     $  80      $  733   $(301)    $3,301          $--
   Commercial mortgage-backed
      securities ................       435         1       105       (54)         --      (2)       485           --
   Residential mortgage-backed
      securities ................       460       (22)      131      (119)         --      --        450           --
   Collateralized debt
      obligations ...............        78        (3)       39       (11)         --      --        103           --
   Other asset-backed
      securities ................        91        (4)       14       (22)         --      --         79           --
   Obligations of states and
      political subdivisions ....       230        --        (6)      247         342    (405)       408           --
   Debt securities issued by
      foreign governments .......        65        --       (65)       --          --      --         --           --
                                     ------      ----     -----     -----      ------   -----     ------         ----
Total fixed maturities
   available-for-sale ...........     3,975       (78)      441       121       1,075    (708)     4,826           --
Fixed maturities
   held-for-trading:
   Corporate debt securities ....        16        15        --         4           2      (1)        36           15
   Commercial mortgage-backed
      securities ................        10         5        --        --          --      --         15            5
   Residential
      mortgage-backed
      securities ................         3        --        --        --          --      --          3            1
   Collateralized debt
      obligations ...............         1         2        --        --          --      --          3            2
   Other asset-backed
      securities ................         1        --        --        --          --      --          1           --
   Obligations of states and
      political subdivisions ....         3        --        --         3          --      (6)        --           --
   Debt securities issued by
      foreign governments .......        13       (13)       --        --          --      --         --          (13)
                                     ------      ----     -----     -----      ------   -----     ------         ----
Total fixed maturities
   held-for-trading .............        47         9        --         7           2      (7)        58           10
Net derivatives .................        34        15       (30)       --          --      --         19           19
Net embedded derivatives ........     1,064       (23)(4)    --        --          --      --      1,041          (23)
Assets held in trust ............        --         1         3       (10)         68      (1)        61            3
Separate account assets (5) .....     3,097       (13)        5      (125)         62      --      3,026           10
                                     ------      ----     -----     -----      ------   -----     ------         ----
TOTAL                                $8,217      $(89)    $ 419     $  (7)     $1,207   $(716)    $9,031         $ 19
                                     ======      ====     =====     =====      ======   =====     ======         ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                    NET
                                                  REALIZED/
                                                 UNREALIZED
                                                GAINS (LOSSES)
                                                 INCLUDED IN:
                                              -----------------                                           CHANGE IN
                                                                                                          UNREALIZED
                                                                  PURCHASES,      NET                   GAINS (LOSSES)
                                                                  ISSUANCES,   TRANSFERS                 INCLUDED IN
                                   BALANCE AT                         AND     INTO AND OUT  BALANCE AT   EARNINGS ON
                                   JANUARY 1,  EARNINGS    AOCI  SETTLEMENTS  OF LEVEL 3     DECEMBER    INSTRUMENTS
                                      2009        (1)      (2)      (NET)         (3)        31, 2009     STILL HELD
                                   ----------  --------   -----  -----------  ------------  ----------  --------------
                                                                   (IN MILLIONS)
Fixed maturities
   available-for-sale:
   Corporate debt securities ....    $ 1,792    $  80     $ 482     $ (67)        $ 329       $2,616        $  --
   Commercial mortgage-backed
      securities ................        446       (2)      100       (90)          (19)         435           --
   Residential mortgage-backed
      securities ................        624      (87)      149      (230)            4          460           --
   Collateralized debt
      obligations ...............         88       (6)        6       (10)           --           78           --
   Other asset-backed
      securities ................        299        3        29      (252)           12           91           --
   Obligations of states and
      political subdivisions ....          1       --        (6)      315           (80)         230           --
   Debt securities issued by
      foreign governments .......         62       --         4        (1)           --           65           --
                                     -------    -----     -----     -----         -----       ------        -----
Total fixed maturities
   available-for-sale ...........      3,312      (12)      764      (335)          246        3,975           --
Fixed maturities
   held-for-trading:
   Corporate debt securities ....         16        2        --        (2)           --           16            1
   Commercial mortgage-backed
      securities ................          7        3        --        --            --           10            3
   Residential mortgage-backed
      securities ................          3        1        --        (1)           --            3            1
   Collateralized debt
      obligations ...............          1       --        --        --            --            1           --
   Other asset-backed
      securities ................          2       --        --        (1)           --            1           --
   Obligations of states and
      political subdivisions ....         --       (1)       --         4            --            3           (1)
   Debt securities issued by
      foreign governments .......         12        1        --        --            --           13            1
                                     -------    -----     -----     -----         -----       ------        -----
Total fixed maturities
   held-for-trading .............         41        6        --        --            --           47            5
Net derivatives .................        195      (38)      (12)       --          (111)          34          (32)
Net embedded derivatives ........      1,516     (452)(4)    --        --            --        1,064         (452)
Separate account assets (5) .....      2,972     (493)       (1)      619            --        3,097         (389)
                                     -------    -----     -----     -----         -----       ------        -----
TOTAL ...........................    $ 8,036    $(989)    $ 751     $ 284         $ 135       $8,217        $(868)
                                     =======    =====     =====     =====         =====       ======        =====

(1) This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.

(2) This amount is included in accumulated other comprehensive income on the Consolidated Balance Sheets.

(3) For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.

(4) This amount is included in benefits to policyholders on the Consolidated Statements of Operations.

(5) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

ASSETS MEASURED AT FAIR VALUE ON A NONRECURRING BASIS

Certain assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. The Company recorded a goodwill impairment of $1,600 million during the year ended December 31, 2010, and the fair value measurement was classified as Level 3. For additional information regarding the impairment, see Note 15 -- Goodwill, Value of Business Acquired, and Other Intangible Assets.

NOTE 15 -- GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS

The changes in the carrying value of goodwill by segment were as follows:

                                                 WEALTH    CORPORATE AND
                                   INSURANCE   MANAGEMENT      OTHER        TOTAL
                                   ---------   ----------  -------------   -------
                                                     (IN MILLIONS)
Balance at January 1, 2010 .....    $ 1,600      $1,307         $146       $ 3,053
Impairment .....................     (1,600)         --           --        (1,600)
                                    -------      ------         ----       -------
Balance at December 31, 2010 ...    $    --      $1,307         $146       $ 1,453
                                    =======      ======         ====       =======

                                                 WEALTH    CORPORATE AND
                                   INSURANCE   MANAGEMENT      OTHER        TOTAL
                                   ---------   ----------  -------------   -------
                                                     (IN MILLIONS)
Balance at January 1, 2009 .....     $1,600       $1,307        $146        $3,053
Impairment .....................         --           --          --            --
                                     ------       ------        ----        ------
Balance at December 31, 2009 ...     $1,600       $1,307        $146        $3,053
                                     ======       ======        ====        ======

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairment was reflective of the decrease in the expected future earnings for this business. The fair value was determined primarily using an earnings-based approach, which incorporated the segment's in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 15 -- GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS - (CONTINUED)

VALUE OF BUSINESS ACQUIRED

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

                                                          DECEMBER 31,
                                                        ---------------
                                                         2010     2009
                                                        ------   -------
                                                           (IN MILLIONS)
Balance, beginning of year ..........................   $2,171   $2,564
Amortization ........................................      (66)     (15)
Change in unrealized investment gains and losses ....     (146)    (342)
Adoption of ASC 320, recognition of
   other-than-temporary impairments .................       --      (36)
                                                        ------   ------
Balance, end of year ................................   $1,959   $2,171
                                                        ======   ======

The following table provides estimated future amortization (net of tax) for the periods indicated:

                                      VOBA
                                 AMORTIZATION
                                 -------------
                                 (IN MILLIONS)
2011..........................        $94
2012..........................         87
2013..........................         82
2014..........................         68
2015..........................         67

OTHER INTANGIBLE ASSETS

Other intangible asset balances were as follows:

                                                     GROSS           ACCUMULATED           NET
                                                CARRYING AMOUNT   NET AMORTIZATION   CARRYING AMOUNT
                                                ---------------   ----------------   ---------------
                                                                     (IN MILLIONS)
DECEMBER 31, 2010
Not subject to amortization:
   Brand name ...............................        $  600               $--             $  600
   Investment management contracts ..........           295                --                295
   Other ....................................             5                --                  5
Subject to amortization:
   Distribution networks ....................           397                48                349
   Other investment management contracts ....            64                28                 36
                                                     ------               ---             ------
Total .......................................        $1,361               $76             $1,285
                                                     ======               ===             ======
DECEMBER 31, 2009
Not subject to amortization:
   Brand name ...............................        $  600               $--             $  600
   Investment management contracts ..........           295                --                295
Subject to amortization:
   Distribution networks ....................           397                37                360
   Other investment management contracts ....            64                25                 39
                                                     ------               ---             ------
Total .......................................        $1,356               $62             $1,294
                                                     ======               ===             ======

Amortization expense (net of tax) for other intangible assets was $9 million, $9 million, and $8 million for the years ended December 31, 2010, 2009, and 2008, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $10 million in 2011, $11 million in 2012, $11 million in 2013, $12 million in 2014, and $11 million in 2015.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 16 -- CERTAIN SEPARATE ACCOUNTS

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company's Consolidated Statements of Operations. For the years ended December 31, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

                                                      DECEMBER 31,
                                                    ---------------
                                                     2010     2009
                                                    ------   ------
                                                     (IN MILLIONS,
                                                    EXCEPT FOR AGE)
LIFE INSURANCE CONTRACTS WITH GUARANTEED BENEFITS
   In the event of death
   Account value.................................   $7,648   $6,969
   Net amount at risk related to deposits........      156      208
   Average attained age of contract holders......       51       50

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit ("GMDB") features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or
(d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit ("GMIB") riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit ("GMWB") rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of "step-up" provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                             DECEMBER 31,
                                                          -----------------
                                                            2010     2009
                                                          -------   -------
                                                            (IN MILLIONS,
                                                           EXCEPT FOR AGES
                                                            AND PERCENTS)
GUARANTEED MINIMUM DEATH BENEFIT
   Return of net deposits
   In the event of death
      Account value ...................................   $25,630   $23,472
      Net amount at risk- net of reinsurance ..........       140       312
      Average attained age of contract holders ........        65        64
   Return of net deposits plus a minimum return
   In the event of death
      Account value ...................................   $   702   $   744
      Net amount at risk- net of reinsurance ..........       318       354
      Average attained age of contract holders ........        70        70
      Guaranteed minimum return rate ..................         5%        5%
   Highest specified anniversary account value minus
   withdrawals post anniversary
   In the event of death
      Account value ...................................   $29,399   $28,414
      Net amount at risk- net of reinsurance ..........       485       843
      Average attained age of contract holders ........        65        64
GUARANTEED MINIMUM INCOME BENEFIT
      Account value ...................................   $ 6,276   $ 6,293
      Net amount at risk- net of reinsurance ..........        41        54
      Average attained age of contract holders ........        64        63
GUARANTEED MINIMUM WITHDRAWAL BENEFIT
      Account value ...................................   $39,034   $35,595
      Net amount at risk ..............................       782     1,012
      Average attained age of contract holders ........        64        63

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

                  DECEMBER 31,
                  ------------
                   2010   2009
                  -----   ----
                  (IN BILLIONS)
TYPE OF FUND
Equity ........    $30     $28
Balanced ......     23      22
Bond ..........      7       7
Money Market ..      2       2
                   ---     ---
   Total ......    $62     $59
                   ===     ===

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                                      GUARANTEED    GUARANTEED
                                       GUARANTEED      MINIMUM       MINIMUM
                                      MINIMUM DEATH    INCOME      WITHDRAWAL
                                         BENEFIT       BENEFIT       BENEFIT
                                         (GMDB)         (GMIB)        (GMWB)      TOTAL
                                      -------------   ----------   -----------   -------
                                                         (IN MILLIONS)
Balance at January 1, 2010 ........       $ 253        $   209       $   663     $ 1,125
Incurred guarantee benefits .......        (100)           (60)           --        (160)
Other reserve changes .............          72             28          (156)        (56)
                                          -----        -------       -------     -------
Balance at December 31, 2010 ......         225            177           507         909
Reinsurance recoverable ...........         (78)        (1,120)         (421)     (1,619)
                                          -----        -------       -------     -------
Net balance at December 31, 2010 ..       $ 147        $  (943)      $    86     $  (710)
                                          =====        =======       =======     =======
Balance at January 1, 2009 ........       $ 454        $   442       $ 2,890     $ 3,786
Incurred guarantee benefits .......        (153)          (144)           --        (297)
Other reserve changes .............         (48)           (89)       (2,227)     (2,364)
                                          -----        -------       -------     -------
Balance at December 31, 2009 ......         253            209           663       1,125
Reinsurance recoverable ...........        (104)        (1,177)         (548)     (1,829)
                                          -----        -------       -------     -------
Net balance at December 31, 2009 ..       $ 149        $  (968)      $   115     $  (704)
                                          =====        =======       =======     =======

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2010 and 2009:

     - Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

     - For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

     - Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

     - Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

     - Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% to 41.5% for GMIB and GMWB.

     - The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 17 -- DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

                                                                DECEMBER 31,
                                                              ----------------
                                                               2010      2009
                                                              ------   -------
                                                                (IN MILLIONS)
Balance, beginning of year ................................   $9,186   $ 9,419
Capitalization ............................................    1,228     1,579
Amortization ..............................................     (664)   (1,119)
Change in unrealized investment gains and losses ..........      (98)     (704)
Adoption of ASC 320, recognition of other-than-temporary
   impairments ............................................       --        11
                                                              ------   -------
Balance, end of year ......................................   $9,652   $ 9,186
                                                              ======   =======

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

                                                              DECEMBER 31,
                                                              ------------
                                                              2010    2009
                                                              ----   -----
                                                              (IN MILLIONS)
Balance, beginning of year ................................   $379   $ 427
Capitalization ............................................     12      63
Amortization ..............................................    (22)    (77)
Change in unrealized investment gains and losses ..........    (15)    (12)
Adoption of ASC 320, recognition of other-than-temporary
   impairments ............................................     --     (22)
                                                              ----   -----
Balance, end of year ......................................   $354   $ 379
                                                              ====   =====

NOTE 18 -- SHARE-BASED PAYMENTS

The Company participates in the stock compensation plans of MFC and uses the Black-Scholes option-pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

STOCK OPTIONS (ESOP)

Under MFC's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five-day average closing market price of MFC's common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units ("DSUs") to certain employees under the ESOP. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs.

In addition, for certain new employees and pursuant to the deferred compensation program, MFC grants DSUs under the ESOP, which entitle the holder to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. In 2010, 17,000 DSUs were issued to certain new hires, which vest over a maximum period of five years. No such DSUs were issued in 2009 or 2008.

In 2010, 2009, and 2008, 35,000, 56,000, and 217,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. These DSUs vested immediately upon grant. Also, in 2010 and 2008, 20,000 and 269,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units and/or performance share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units and performance share units are discussed below. These DSUs also vested immediately upon grant.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors.

The Company recorded compensation expense for stock options granted of $8 million, $9 million, and $9 million for the years ended December 31, 2010, 2009, and 2008, respectively.

GLOBAL SHARE OWNERSHIP PLAN (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan ("GSOP") for its eligible employees. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee's eligible contributions up to a maximum amount. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market. The Company's compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2010, 2009, and 2008.

RESTRICTED SHARE UNIT PLAN (RSU)

In 2003, MFC established the Restricted Share Unit ("RSU") Plan. For the years ended December 31, 2010, 2009, and 2008, 3.0 million, 3.8 million, and 1.8 million RSUs, respectively, were granted to certain eligible employees under this plan. For the year ended December 31, 2009, 0.6 million Special RSUs and for the years ended December 31, 2010 and 2009, 0.7 million and 1.5 million Performance Share Units ("PSUs"), respectively, were granted to eligible employees under this plan. There were no Special RSUs granted in 2010, and no Special RSUs or PSUs granted in 2008. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2010, 2009, and 2008, the Company granted 1.4 million, 2.0 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $22 million, $14 million, and $24 million for the years ended December 31, 2010, 2009, and 2008, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No Special RSUs were granted in 2010 or 2008. The Company's compensation expense related to Special RSUs was $2 million for each of the two years ended December 31, 2010 and 2009.

For the years ended December 31, 2010 and 2009, the Company granted 0.2 million and 0.4 million PSUs, respectively, to certain eligible employees. PSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. PSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. Both grants are subject to performance conditions that are equally weighted over their respective performance periods, and the related compensation expense is recognized over these periods, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No PSUs were granted in 2008. The Company's compensation expense related to PSUs was $2 million and $3 million for the years ended December 31, 2010 and 2009, respectively.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 19 -- SUBSEQUENT EVENTS

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H
December 31, 2010

                  John Hancock Life Insurance Company (U.S.A.)
                               Separate Account H

                          Audited Financial Statements

                                December 31, 2010

                                    CONTENTS

Report of Independent Registered Public Accounting Firm.................    1
Statements of Assets and Liabilities....................................    4
Statements of Operations and Changes in Contract Owners' Equity.........   29
Notes to Financial Statements...........................................   82

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H ("the Account,") comprised of the following sub-accounts,

500 Index Fund B Series NAV
500 Index Series I
500 Index Series II
500 Index Series NAV
Active Bond Series I
Active Bond Series II
All Cap Core Series I
All Cap Core Series II
All Cap Value Series I
All Cap Value Series II
American Asset Allocation Series I
American Asset Allocation Series II
American Asset Allocation Series III
American Blue-Chip Income & Growth Series II
American Blue-Chip Income & Growth Series III
American Bond Series II
American Bond Series III
American Fundamental Holdings Series II
American Fundamental Holdings Series III
American Global Diversification Series II
American Global Growth Series II
American Global Growth Series III
American Global Small Capitalization Series II
American Global Small Capitalization Series III
American Growth Series II
American Growth Series III
American Growth-Income Series I
American Growth-Income Series II
American Growth-Income Series III
American High-Income Bond Series II
American High-Income Bond Series III
American International Series II
American International Series III
American New World Series II
American New World Series III
Balanced Series I
Basic Value
Blue Chip Growth Series I
Blue Chip Growth Series II
Capital Appreciation Series I
Capital Appreciation Series II
Capital Appreciation Value Series II
Core Allocation Plus Series I
Core Allocation Plus Series II
Core Allocation Series I
Core Allocation Series II
Core Balanced Series I
Core Balanced Series II
Core Balanced Strategy Series NAV
Core Bond Series II
Core Disciplined Diversification Series II
Core Fundamental Holdings Series II
Core Fundamental Holdings Series III
Core Global Diversification Series II
Core Global Diversification Series III
Core Strategy Series II
Core Strategy Series NAV
Disciplined Diversification Series II
DWS Equity 500 Index
Equity-Income Series I
Equity-Income Series II
Financial Services Series I
Financial Services Series II
Founding Allocation Series I
Founding Allocation Series II
Fundamental Value Series I
Fundamental Value Series II
Global Allocation
Global Bond Series I
Global Bond Series II
Global Trust Series I
Global Trust Series II
Health Sciences Series I
Health Sciences Series II
High Income Series II
High Yield Series I
High Yield Series II
International Core Series I
International Core Series II
International Equity Index A Series I
International Equity Index A Series II
International Equity Index Series NAV
International Opportunities Series II
International Small Company Series I
International Small Company Series II
International Value Series I

                  A member firm of Ernst & Young Global Limited

(ERNST & YOUNG LOGO)                                           ERNST & YOUNG LLP

International Value Series II
Investment Quality Bond Series I
Investment Quality Bond Series II
Large Cap Series I
Large Cap Series II
Large Cap Value Series I
Large Cap Value Series II
Lifestyle Aggressive Series I
Lifestyle Aggressive Series II
Lifestyle Balanced Series I
Lifestyle Balanced Series II
Lifestyle Conservative Series I
Lifestyle Conservative Series II
Lifestyle Growth Series I
Lifestyle Growth Series II
Lifestyle Moderate Series I
Lifestyle Moderate Series II
Mid Cap Index Series I
Mid Cap Index Series II
Mid Cap Stock Series I
Mid Cap Stock Series II
Mid Value Series I
Mid Value Series II
Money Market Series I
Money Market Series II
Money Market Trust B Series NAV
Mutual Shares Series I
Natural Resources Series II
Optimized All Cap Series II
Optimized Value Series II
PIMCO All Asset
Real Estate Securities Series I
Real Estate Securities Series II
Real Return Bond Series II
Science & Technology Series I
Science & Technology Series II
Short Term Government Income Series I
Short Term Government Income Series II
Small Cap Growth Series I
Small Cap Growth Series II
Small Cap Index Series I
Small Cap Index Series II
Small Cap Opportunities Series I
Small Cap Opportunities Series II
Small Cap Value Series I
Small Cap Value Series II
Small Company Value Series I
Small Company Value Series II
Smaller Company Growth Series I
Smaller Company Growth Series II
Strategic Income Opportunities Series I
Strategic Income Opportunities Series II
Total Bond Market Trust A Series II
Total Bond Market Trust A Series NAV
Total Return Series I
Total Return Series II
Total Stock Market Index Series I
Total Stock Market Index Series II
Ultra Short Term Bond Series I
Ultra Short Term Bond Series II
Utilities Series I
Utilities Series II
Value Opportunities
Value Series I
Value Series II

(ERNST & YOUNG LOGO)                                           ERNST & YOUNG LLP

as of December 31, 2010, and the related statements of operations and changes in contract owners' equity for the above mentioned sub-accounts and for the All Cap Growth Series I, All Cap Growth Series II, CGTC Overseas Equity Series II, Pacific Rim Series I, Pacific Rim Series II, Strategic Bond Series I, Strategic Bond Series II, U.S. Government Securities Series I, U.S. Government Securities Series II, and U.S. High Yield Series II sub-accounts (the "closed sub-accounts") for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2010, and the results of their and the closed sub-accounts' operations and the changes in their contract owners' equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

March 30, 2011

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                            500 Index
                              Fund B      500 Index    500 Index    500 Index    Active Bond   Active Bond
                            Series NAV     Series I    Series II    Series NAV    Series I      Series II
                           ------------  -----------  -----------  ------------  -----------  -------------
TOTAL ASSETS
Investments at fair value   $50,458,534  $58,263,082  $45,975,780  $119,890,068  $61,015,971   $315,367,714
                            ===========  ===========  ===========  ============  ===========   ============
NET ASSETS
Contracts in accumulation   $50,453,485  $58,226,570  $45,975,780  $119,890,068  $60,895,220   $315,354,406
Contracts in payout
   (annuitization)                5,049       36,512           --            --      120,751         13,308
                            -----------  -----------  -----------  ------------  -----------   ------------
Total net assets            $50,458,534  $58,263,082  $45,975,780  $119,890,068  $61,015,971   $315,367,714
                            ===========  ===========  ===========  ============  ===========   ============
Units outstanding             4,739,633    5,409,423    3,263,175     6,829,358    3,774,999     19,948,130
Unit value                  $     10.65  $     10.77  $     14.09  $      17.56  $     16.16   $      15.81
Shares                        3,211,874    5,291,833    4,191,047    11,049,776    6,283,828     32,445,238
Cost                        $56,636,418  $55,346,714  $43,396,086  $105,116,035  $58,984,478   $305,948,675

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                           All Cap Core  All Cap Core  All Cap Value  All Cap Value    American Asset        American Asset
                             Series I     Series II      Series I       Series II    Allocation Series I  Allocation Series II
                           ------------  ------------  -------------  -------------  -------------------  --------------------
TOTAL ASSETS
Investments at fair value   $49,057,091   $7,783,465    $27,158,761    $28,706,450       $158,613,499        $1,311,936,504
                            ===========   ==========    ===========    ===========       ============        ==============
NET ASSETS
Contracts in accumulation   $49,001,245   $7,783,465    $27,158,761    $28,706,450       $158,494,037        $1,311,936,504
Contracts in payout
   (annuitization)               55,846           --             --             --            119,462                    --
                            -----------   ----------    -----------    -----------       ------------        --------------
Total net assets            $49,057,091   $7,783,465    $27,158,761    $28,706,450       $158,613,499        $1,311,936,504
                            ===========   ==========    ===========    ===========       ============        ==============
Units outstanding             3,182,657      501,289      1,571,151      1,558,406         13,636,502           113,271,349
Unit value                  $     15.41   $    15.53    $     17.29    $     18.42       $      11.63        $        11.58
Shares                        2,964,175      470,869      3,252,546      3,442,020         14,406,312           119,158,629
Cost                        $43,131,562   $8,715,429    $24,439,422    $26,897,986       $123,140,803        $1,203,591,538

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                                                                       American
                            American Asset         American       American Blue-Chip                                  Fundamental
                           Allocation Series   Blue-Chip Income     Income & Growth   American Bond  American Bond     Holdings
                                  III         & Growth Series II      Series III        Series II     Series III       Series II
                           -----------------  ------------------  ------------------  -------------  -------------  --------------
TOTAL ASSETS
Investments at fair value    $ 153,108,213        $ 72,210,373      $ 149,124,984     $ 669,120,976  $ 198,440,106  $1,041,331,846
                             =============        ============      =============     =============  =============  ==============
NET ASSETS
Contracts in accumulation    $ 153,108,213        $ 72,112,042      $ 149,124,984     $ 669,120,976  $ 198,440,106  $1,041,331,846
Contracts in payout
   (annuitization)                      --              98,331                 --                --             --              --
                             -------------        ------------      -------------     -------------  -------------  --------------
Total net assets             $ 153,108,213        $ 72,210,373      $ 149,124,984     $ 669,120,976  $ 198,440,106  $1,041,331,846
                             =============        ============      =============     =============  =============  ==============
Units outstanding               12,111,973           4,252,265         12,453,177        49,794,966     15,087,396      89,990,632
Unit value                   $       12.64        $      16.98      $       11.97     $       13.44  $       13.15  $        11.57
Shares                          13,918,928           6,362,148         13,161,958        55,390,809     16,454,403     100,611,773
Cost                         $ 120,912,965        $ 86,095,124      $ 119,286,760     $ 692,276,906  $ 191,014,973  $  910,226,444

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                             American                                                          American Global  American Global
                            Fundamental  American Global                                            Small            Small
                             Holdings    Diversification   American Global   American Global   Capitalization   Capitalization
                            Series III      Series II     Growth Series II  Growth Series III     Series II       Series III
                           ------------  ---------------  ----------------  -----------------  ---------------  ---------------
TOTAL ASSETS
Investments at fair value   $62,807,730   $835,495,493      $185,111,914       $3,306,132       $ 73,719,025      $34,259,379
                            ===========   ============      ============       ==========       ============      ===========
NET ASSETS
Contracts in accumulation   $62,807,730   $835,495,493      $185,111,914       $3,306,132       $ 73,696,845      $34,259,379
Contracts in payout
   (annuitization)                   --             --                --               --             22,180               --
                            -----------   ------------      ------------       ----------       ------------      -----------
Total net assets            $62,807,730   $835,495,493      $185,111,914       $3,306,132       $ 73,719,025      $34,259,379
                            ===========   ============      ============       ==========       ============      ===========
Units outstanding             4,993,703     69,807,715        15,211,203          253,969          6,333,479        2,736,959
Unit value                  $     12.58   $      11.97      $      12.17       $    13.02       $      11.64      $     12.52
Shares                        6,074,249     80,105,033        16,483,697          294,664          7,298,914        3,388,663
Cost                        $50,989,838   $746,702,930      $183,437,574       $2,643,203       $ 57,869,122      $22,455,592

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                                                                                     American             American
                                       American Growth      American Growth        Growth-Income        Growth-Income
                                          Series II            Series III            Series I             Series II
                                     --------------------  -------------------  --------------------  -------------------
TOTAL ASSETS
Investments at fair value               $1,000,428,219         $88,814,802          $155,150,297         $804,948,801
                                        ==============         ===========          ============         ============
NET ASSETS
Contracts in accumulation               $1,000,307,794         $88,814,802          $154,911,015         $804,822,509
Contracts in payout (annuitization)            120,425                  --               239,282              126,292
                                        --------------         -----------          ------------         ------------
Total net assets                        $1,000,428,219         $88,814,802          $155,150,297         $804,948,801
                                        ==============         ===========          ============         ============
Units outstanding                           54,531,045           7,318,175             9,001,189           50,327,529
Unit value                                      $18.35              $12.14                $17.24               $15.99
Shares                                      64,171,149           5,704,226            10,419,765           54,132,401
Cost                                    $1,046,702,845         $67,982,014          $114,212,320         $879,263,115

                                           American             American
                                        Growth-Income       High-Income Bond
                                          Series III           Series II
                                     --------------------  -------------------
TOTAL ASSETS
Investments at fair value                $79,059,574          $57,072,545
                                         ===========          ===========
NET ASSETS
Contracts in accumulation                $79,059,574          $57,072,545
Contracts in payout (annuitization)               --                   --
                                         -----------          -----------
Total net assets                         $79,059,574          $57,072,545
                                         ===========          ===========
Units outstanding                          6,612,997            4,169,615
Unit value                                    $11.96               $13.69
Shares                                     5,320,294            5,221,642
Cost                                     $61,265,142          $52,864,594

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                          American              American            American
                                      High-Income Bond       International        International          American New
                                         Series III            Series II            Series III          World Series II
                                     --------------------  -------------------  --------------------  -------------------
TOTAL ASSETS
Investments at fair value                 $41,956,986         $646,557,385          $32,941,468           $88,318,846
                                          ===========         ============          ===========           ===========
NET ASSETS
Contracts in accumulation                 $41,956,986         $646,510,163          $32,941,468           $88,318,846
Contracts in payout (annuitization)                --               47,222                   --                    --
                                          -----------         ------------          -----------           -----------
Total net assets                          $41,956,986         $646,557,385          $32,941,468           $88,318,846
                                          ===========         ============          ===========           ===========
Units outstanding                           2,741,483           28,123,148            2,698,737             6,201,476
Unit value                                     $15.30               $22.99               $12.21                $14.24
Shares                                      3,845,736           39,641,777            2,023,432             6,427,864
Cost                                      $40,597,963         $714,436,628          $30,556,111           $72,983,091

                                      American New World
                                         Series III         Balanced Series I
                                     --------------------  --------------------
TOTAL ASSETS                              $2,680,931            $444,462
Investments at fair value                 ==========            ========
NET ASSETS
Contracts in accumulation                 $2,680,931            $444,462
Contracts in payout (annuitization)               --                  --
                                          ----------            --------
Total net assets                           2,680,931            $444,462
                                          ==========            ========
Units outstanding                            198,213              26,947
Unit value                                    $13.53              $16.49
Shares                                       195,403              27,201
Cost                                      $2,071,904            $413,707

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                                                            Capital
                                                            Blue Chip Growth     Blue Chip Growth        Appreciation
                                      Basic Value Focus         Series I             Series II             Series I
                                     --------------------  -------------------  --------------------  -------------------
TOTAL ASSETS
Investments at fair value                $ 8,946,215           $259,340,957         $118,730,598         $171,776,665
                                         ===========           ============         ============         ============
NET ASSETS
Contracts in accumulation                $ 8,946,215           $258,905,009         $118,730,598         $171,469,497
Contracts in payout (annuitization)               --                435,948                   --              307,168
                                         -----------           ------------         ------------         ------------
Total net assets                         $ 8,946,215           $259,340,957         $118,730,598         $171,776,665
                                         ===========           ============         ============         ============
Units outstanding                            381,772             12,612,101            7,825,611           17,221,010
Unit value                               $     23.43           $      20.56         $      15.17         $       9.97
Shares                                       751,152             12,806,961            5,892,337           17,281,355
Cost                                     $10,549,356           $203,418,444         $104,416,447         $155,466,086

                                           Capital             Capital
                                        Appreciation       Appreciation Value    Core Allocation       Core Allocation
                                          Series II            Series II         Plus Series I          Plus Series II
                                     --------------------  --------------------  -----------------    -------------------
TOTAL ASSETS
Investments at fair value                $73,640,663           $312,548,497         $21,488,642          $152,253,507
                                         ===========           ============         ===========          ============
NET ASSETS
Contracts in accumulation                $73,640,663           $312,548,497         $21,488,642          $152,253,507
Contracts in payout (annuitization)               --                     --                  --                    --
                                         -----------           ------------         -----------          ------------
Total net assets                         $73,640,663           $312,548,497         $21,488,642          $152,253,507
                                        ============           ============          ===========         ============
Units outstanding                          4,935,879             24,072,871           1,752,947            12,998,029
Unit value                              $      14.92           $      12.98         $     12.26          $      11.71
Shares                                     7,476,210             27,201,784           1,973,246            13,968,212
Cost                                    $ 64,389,644           $259,170,719         $17,677,086          $120,783,131

                                       Core Allocation
                                           Series I
                                     --------------------
TOTAL ASSETS
Investments at fair value                $10,233,844
                                         ===========
NET ASSETS
Contracts in accumulation                $10,233,844
Contracts in payout (annuitization)               --
                                         -----------
Total net assets                         $10,233,844
                                         ===========
Units outstanding                            629,232
Unit value                               $     16.26
Shares                                       642,426
Cost                                     $ 9,597,340

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                                                        Core Balanced
                                       Core Allocation       Core Balanced         Core Balanced       Strategy Series
                                          Series II             Series I             Series II               NAV
                                     --------------------  -------------------  --------------------  -------------------
TOTAL ASSETS
Investments at fair value                   $68,382,212         $19,080,753         $125,983,980          $3,531,428
                                            ===========         ===========         ============          ==========
NET ASSETS
Contracts in accumulation                   $68,382,212         $19,080,753         $125,983,980          $3,531,428
Contracts in payout (annuitization)                  --                  --                   --                  --
                                            -----------         -----------         ------------          ----------
Total net assets                            $68,382,212         $19,080,753         $125,983,980          $3,531,428
                                            ===========         ===========         ============          ==========
Units outstanding                             4,170,840           1,163,837            7,593,444             236,823
Unit value                                  $     16.40         $     16.39         $      16.59          $    14.91
Shares                                        4,292,669           1,162,752            7,667,923             240,889
Cost                                        $64,605,617         $17,647,034         $116,202,520          $3,313,497

                                                            Core Disciplined
                                                              Diversification      Core Fundamental    Core Fundamental
                                     Core Bond Series II       Series II         Holdings Series II   Holdings Series III
                                     --------------------  -------------------  --------------------  --------------------
TOTAL ASSETS                             $12,759,623          $137,776,253          $207,376,559          $19,707,379
Investments at fair value                ===========          ============          ============          ===========

NET ASSETS
Contracts in accumulation                $12,759,623          $137,776,253          $207,376,559          $19,707,379
Contracts in payout (annuitization)               --                    --                    --                   --
                                         -----------          ------------         -------------         ------------
Total net assets                         $12,759,623          $137,776,253          $207,376,559         $ 19,707,379
                                         ===========          ============         =============         ============
Units outstanding                            832,592             8,099,043            13,036,021            1,248,298
Unit value                              $      15.33          $      17.01          $      15.91         $      15.79
Shares                                       932,721             8,171,782            13,175,131            1,253,650
Cost                                     $12,472,974          $127,311,596          $193,123,703         $ 18,323,648


                                        Core Global
                                       Diversification
                                          Series II
                                     --------------------
TOTAL ASSETS
Investments at fair value                $256,911,318
                                         ============
NET ASSETS
Contracts in accumulation                $256,911,318
Contracts in payout (annuitization)                --
                                         ------------
Total net assets                         $256,911,318
                                         ============
Units outstanding                          15,839,532
Unit value                                     $16.22
Shares                                     16,036,911
Cost                                     $244,776,360

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                             Core Global                                    Disciplined
                           Diversification  Core Strategy  Core Strategy  Diversification  DWS Equity 500  Equity-Income
                              Series III      Series II      Series NAV      Series II          Index         Series I
                           ---------------  -------------  -------------  ---------------  --------------  -------------
TOTAL ASSETS
Investments at fair value    $16,128,240     $623,297,898    $7,020,193     $231,251,430     $15,949,563    $263,326,216
                             ===========     ============    ==========     ============     ===========    ============
NET ASSETS
Contracts in accumulation    $16,128,240     $623,288,054    $7,020,193     $231,251,430     $15,942,573    $262,753,228
Contracts in payout
   (annuitization)                    --            9,844            --               --           6,990         572,988
                             -----------     ------------    ----------     ------------     -----------    ------------
Total net assets             $16,128,240     $623,297,898    $7,020,193     $231,251,430     $15,949,563    $263,326,216
                             ===========     ============    ==========     ============     ===========    ============
Units outstanding              1,002,873       46,039,851       442,179       18,143,084         817,237       9,698,477
Unit value                   $     16.08     $      13.54    $    15.88     $      12.75     $     19.52    $      27.15
Shares                         1,008,015       49,078,575       554,080       18,755,185       1,212,895      18,985,308
Cost                         $15,323,484     $563,994,712    $6,277,487     $169,688,956     $15,647,046    $292,360,484

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                                   Founding        Founding
                           Equity-Income      Financial      Financial Services   Allocation  Allocation Series  Fundamental Value
                             Series II    Services Series I       Series II        Series I           II              Series I
                           -------------  -----------------  ------------------  -----------  -----------------  -----------------
TOTAL ASSETS
Investments at fair value   $153,299,569     $15,858,482         $27,065,009     $46,365,557    $1,242,477,961      $350,229,792
                            ============     ===========         ===========     ===========    ==============      ============
NET ASSETS
Contracts in accumulation   $153,299,569     $15,858,482         $27,044,560     $46,365,557    $1,242,477,961      $349,584,376
Contracts in payout
   (annuitization)                    --              --              20,449              --                --           645,416
                            ------------     -----------         -----------     -----------    --------------      ------------
Total net assets            $153,299,569     $15,858,482         $27,065,009     $46,365,557    $1,242,477,961      $350,229,792
                            ============     ===========         ===========     ===========    ==============      ============
Units outstanding             10,031,313       1,177,395           1,905,931       3,738,258       116,260,096        24,123,130
Unit value                  $      15.28     $     13.47         $     14.20     $     12.40    $        10.69      $      14.52
Shares                        11,076,558       1,339,399           2,295,590       4,659,855       124,621,661        24,474,479
Cost                        $158,101,505     $13,785,568         $23,250,338     $37,571,592    $1,350,838,946      $261,687,490

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                           Fundamental Value                     Global Bond Series   Global Bond  Global Trust  Global Trust
                               Series II      Global Allocation           I            Series II     Series I      Series II
                           -----------------  -----------------  ------------------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value     $295,598,627        $1,042,369         $74,033,589     $176,267,228  $153,628,071   $28,926,453
                              ============        ==========         ===========     ============  ============   ===========
NET ASSETS
Contracts in accumulation     $295,598,405        $1,042,369         $73,993,939     $176,224,794  $153,461,876   $28,845,521
Contracts in payout
   (annuitization)                     222                --              39,650           42,434       166,195        80,932
                              ------------        ----------         -----------     ------------  ------------   -----------
Total net assets              $295,598,627        $1,042,369         $74,033,589     $176,267,228  $153,628,071   $28,926,453
                              ============        ==========         ===========     ============  ============   ===========
Units outstanding               19,503,761            63,663           2,708,334        8,787,208     8,540,014     1,903,905
Unit value                    $      15.16        $    16.37         $     27.34     $      20.06  $      17.99   $     15.19
Shares                          20,685,698            64,623           5,730,154       13,727,977    10,609,673     2,003,217
Cost                          $284,608,609        $  804,436         $74,230,278     $177,656,632  $138,230,014   $34,117,648

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                           Health Sciences  Health Sciences  High Income   High Yield   High Yield   International Core
                              Series I         Series II      Series II     Series I     Series II        Series I
                           ---------------  ---------------  -----------  -----------  ------------  ------------------
TOTAL ASSETS
Investments at fair value    $39,069,026      $50,728,339    $21,157,800  $61,746,763  $ 81,173,525      $35,235,824
                             ===========      ===========    ===========  ===========  ============      ===========
NET ASSETS
Contracts in accumulation    $39,066,320      $50,728,036    $21,157,800  $61,662,969  $ 81,104,482      $35,143,570
Contracts in payout
   (annuitization)                 2,706              303             --       83,794        69,043           92,254
                             -----------      -----------    -----------  -----------  ------------      -----------
Total net assets             $39,069,026      $50,728,339    $21,157,800  $61,746,763  $ 81,173,525      $35,235,824
                             ===========      ===========    ===========  ===========  ============      ===========
Units outstanding              1,906,926        2,390,785      1,686,852    3,165,866     4,143,022        2,397,063
Unit value                   $     20.49      $     21.22    $     12.54  $     19.50  $      19.59      $     14.70
Shares                         2,512,477        3,330,817      2,950,879   10,395,078    13,483,974        3,606,533
Cost                         $34,190,133      $42,848,869    $27,131,323  $75,882,187  $102,347,201      $44,091,229

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                      International  International  International    International
                           International Core  International Equity  Equity Index A   Equity Index  Opportunities        Small
                                Series II        Index A Series I       Series II      Series NAV     Series II    Company Series I
                           ------------------  --------------------  --------------  -------------  -------------  ----------------
TOTAL ASSETS
Investments at fair value      $26,532,534          $31,951,350        $37,022,915    $23,430,507    $35,028,799      $46,828,834
                               ===========          ===========        ===========    ===========    ===========      ===========
NET ASSETS
Contracts in accumulation      $26,506,195          $31,907,841        $37,022,915    $23,408,362    $35,028,799      $46,811,646
Contracts in payout
   (annuitization)                  26,339               43,509                 --         22,145             --           17,188
                               -----------          -----------        -----------    -----------    -----------      -----------
Total net assets               $26,532,534          $31,951,350        $37,022,915    $23,430,507    $35,028,799      $46,828,834
                               ===========          ===========        ===========    ===========    ===========      ===========
Units outstanding                1,664,456            1,662,444          1,997,980      2,165,506      2,260,528        3,157,022
Unit value                     $     15.94          $     19.22        $     18.53    $     10.82    $     15.50      $     14.83
Shares                           2,693,658            2,886,301          3,341,418      1,470,842      2,773,460        4,459,889
Cost                           $31,090,732          $37,935,764        $43,717,400    $27,090,258    $31,798,120      $40,407,875

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                           International                                                        Investment
                           Small Company   International   International   Investment Quality  Quality Bond
                             Series II    Value Series I  Value Series II     Bond Series I     Series II    Large Cap Series I
                           -------------  --------------  ---------------  ------------------  ------------  ------------------
TOTAL ASSETS
Investments at fair value   $30,455,967    $123,081,173     $118,156,444      $175,113,209     $129,806,350     $125,850,072
                            ===========    ============     ============      ============     ============     ============
NET ASSETS
Contracts in accumulation   $30,455,967    $122,953,410     $118,103,711      $174,759,320     $129,806,350     $125,627,143
Contracts in payout
   (annuitization)                   --         127,763           52,733           353,889               --          222,929
                            -----------    ------------     ------------      ------------     ------------     ------------
Total net assets            $30,455,967    $123,081,173     $118,156,444      $175,113,209     $129,806,350     $125,850,072
                            ===========    ============     ============      ============     ============     ============
Units outstanding             2,060,195       6,981,981        6,118,995         9,829,080        7,579,754        9,393,946
Unit value                  $     14.78    $      17.63     $      19.31      $      17.82     $      17.13     $      13.40
Shares                        2,900,568      10,171,998        9,781,163        15,496,744       11,477,131       10,182,045
Cost                        $26,478,600    $151,118,306     $141,295,159      $171,485,852     $128,894,260     $155,309,987

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                            Lifestyle     Lifestyle
                            Large Cap   Large Cap Value  Large Cap Value   Aggressive    Aggressive   Lifestyle Balanced
                            Series II       Series I        Series II       Series I      Series II        Series I
                           -----------  ---------------  ---------------  ------------  ------------  ------------------
TOTAL ASSETS
Investments at fair value  $ 9,264,372    $18,618,092      $20,765,263    $103,196,685  $188,589,090     $699,738,018
                           ===========    ===========      ===========    ============  ============     ============
NET ASSETS
Contracts in accumulation  $ 9,264,155    $18,618,092      $20,763,442    $103,196,455  $188,589,090     $699,597,440
Contracts in payout
   (annuitization)                 217             --            1,821             230            --          140,578
                           -----------    -----------      -----------    ------------  ------------     ------------
Total net assets           $ 9,264,372    $18,618,092      $20,765,263    $103,196,685  $188,589,090     $699,738,018
                           ===========    ===========      ===========    ============  ============     ============
Units outstanding              704,457        994,260        1,126,491       6,183,737    11,278,274       40,353,556
Unit value                 $     13.15    $     18.73      $     18.43    $      16.69  $      16.72     $      17.34
Shares                         751,368      1,120,222        1,252,428      12,358,884    22,639,747       59,602,897
Cost                       $10,163,130    $21,600,883      $23,616,190    $109,826,500  $207,623,840     $687,379,182

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                 Lifestyle      Lifestyle
                                Lifestyle      Conservative   Conservative   Lifestyle Growth  Lifestyle Growth      Lifestyle
                           Balanced Series II    Series I       Series II        Series I          Series II     Moderate Series I
                           ------------------  ------------  --------------  ----------------  ----------------  -----------------
TOTAL ASSETS
Investments at fair value   $ 9,859,909,037   $220,273,901   $2,342,621,033     $595,817,023    $12,206,252,598    $265,027,006
                            ===============   ============   ==============     ============    ===============    ============
NET ASSETS
Contracts in accumulation   $ 9,859,254,997   $220,143,301   $2,342,621,033     $594,988,916    $12,206,181,454    $263,216,485
Contracts in payout
   (annuitization)                  654,040        130,600               --          828,107             71,144       1,810,521
                            ---------------   ------------   --------------     ------------    ---------------    ------------
Total net assets            $ 9,859,909,037   $220,273,901   $2,342,621,033     $595,817,023    $12,206,252,598    $265,027,006
                            ===============   ============   ==============     ============    ===============    ============
Units outstanding               606,988,062     11,547,707      141,829,250       36,719,632        778,123,464      14,331,890
Unit value                  $         16.24   $      19.08   $        16.52     $      16.23    $         15.69    $      18.49
Shares                          843,448,164     17,523,779      187,259,875       52,173,119      1,070,723,912      22,067,195
Cost                        $10,277,872,583   $203,693,566   $2,143,399,810     $590,030,483    $13,223,808,783    $249,527,626

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                     Lifestyle Moderate  Mid Cap Index  Mid Cap Index  Mid Cap Stock  Mid Cap Stock     Mid Value
                                          Series II         Series I      Series II       Series I      Series II       Series I
                                     ------------------  -------------  -------------  -------------  -------------  ---------------
TOTAL ASSETS
Investments at fair value              $2,947,541,565     $41,948,523    $81,259,636    $183,428,550   $117,686,505    $82,548,250
                                       ==============     ===========    ===========    ============   ============    ===========
NET ASSETS
Contracts in accumulation              $2,947,540,031     $41,938,452    $81,251,385    $183,391,755   $117,686,205    $82,468,267
Contracts in payout (annuitization)             1,534          10,071          8,251          36,795            300         79,983
                                       --------------     -----------     ----------    ------------   ------------    -----------
Total net assets                       $2,947,541,565     $41,948,523    $81,259,636    $183,428,550   $117,686,505    $82,548,250
                                       ==============     ===========    ===========    ============   ============    ===========
Units outstanding                         182,150,799       1,987,088      4,171,865      10,955,501      5,660,485      4,753,528
Unit value                             $        16.18     $     21.11    $     19.48    $      16.74   $      20.79    $     17.37
Shares                                    246,449,964       2,364,629      4,590,940      12,981,497      8,503,360      7,423,404
Cost                                   $2,845,586,930     $36,889,795    $71,447,716    $181,137,145   $111,466,063    $56,018,077

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                                       Money Market                      Natural
                                         Mid Value        Money Market   Money Market     Trust B     Mutual Shares     Resources
                                          Series II        Series I       Series II      Series NAV      Series I       Series II
                                     ------------------  -------------  -------------  -------------  -------------  ---------------
TOTAL ASSETS
Investments at fair value               $93,543,848       $176,238,503   $826,856,225   $26,235,859    $172,165,587   $174,978,526
                                        ===========       ============   ============   ===========    ============   ============
NET ASSETS:
Contracts in accumulation               $93,543,848       $176,054,820   $826,605,252   $26,235,859    $172,165,587   $174,802,273
Contracts in payout (annuitization)              --            183,683        250,973            --              --        176,253
                                        -----------       ------------   ------------   -----------    ------------   ------------
Total net assets                        $93,543,848       $176,238,503   $826,856,225   $26,235,859    $172,165,587   $174,978,526
                                        ===========       ============   ============   ===========    ============   ============
Units outstanding                         5,480,922         11,384,953     65,834,885     2,097,486      14,733,437      4,483,909
Unit value                              $     17.07       $      15.48   $      12.56   $     12.51    $      11.69   $      39.02
Shares                                    8,412,217        176,238,503    826,856,225    26,235,859      17,496,503     13,865,176
Cost                                    $63,599,961       $176,238,503   $826,856,225   $26,235,859    $139,150,352   $113,464,741

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                           Optimized                    Real Estate    Real Estate   Real Return
                                     Optimized All Cap       Value          PIMCO       Securities      Securities       Bond
                                         Series II         Series II      All Asset      Series I      Series II      Series II
                                     ------------------  -------------  -------------  -------------  -------------  -----------
TOTAL ASSETS
Investments at fair value               $63,655,323       $11,584,339    $31,946,884    $55,339,432    $72,145,442   $77,015,800
                                        ===========       ===========    ===========    ===========    ===========   ===========
NET ASSETS:
Contracts in accumulation               $63,655,323       $11,578,833    $31,946,884    $55,247,680    $72,127,173   $76,995,605
Contracts in payout (annuitization)              --             5,506             --         91,752         18,269        20,195
                                        -----------       -----------    -----------    -----------    -----------   -----------
Total net assets                        $63,655,323       $11,584,339    $31,946,884    $55,339,432    $72,145,442   $77,015,800
                                        ===========       ===========    ===========    ===========    ===========   ===========
Units outstanding                         3,600,142           850,818      1,849,601      1,872,263      3,033,454     4,727,373
Unit value                              $     17.68       $     13.62    $     17.27    $     29.56    $     23.78   $     16.29
Shares                                    4,942,184         1,170,135      2,888,507      4,867,144      6,334,104     6,720,401
Cost                                    $77,727,986       $15,391,016    $31,095,530    $50,073,761    $61,161,312   $81,564,499

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                         Short Term     Short Term
                                          Science &        Science &     Government     Government      Small Cap     Small Cap
                                         Technology       Technology       Income         Income         Growth        Growth
                                          Series I         Series II      Series I       Series II      Series I      Series II
                                        -------------     -----------    -----------    -----------    ----------    -----------
TOTAL ASSETS
Investments at fair value               $113,407,716      $53,799,402    $81,022,325    $74,873,928     $203,460     $33,603,888
                                        ============      ===========    ===========    ===========     ========     ===========
NET ASSETS:
Contracts in accumulation               $113,305,310      $53,798,668    $80,919,004    $74,817,860     $203,460     $33,603,888
Contracts in payout (annuitization)          102,406              734        103,321         56,068           --              --
                                        ------------     ------------    -----------    -----------     --------     -----------
Total net assets                        $113,407,716      $53,799,402    $81,022,325    $74,873,928     $203,460     $33,603,888
                                        ============      ===========    ===========    ===========     ========     ===========
Units outstanding                          8,373,854        3,165,493      6,421,693      5,946,931       15,250       1,880,038
Unit value                              $      13.54      $     17.00    $     12.62    $     12.59     $  13.34     $     17.87
Shares                                     6,706,547        3,225,384      6,271,078      5,790,714       20,105       3,367,123
Cost                                    $ 79,000,491      $39,665,172    $80,882,291    $74,770,134     $168,945     $25,099,222

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                                                               Small Cap      Small Cap
                           Small Cap Index  Small Cap Index  Opportunities  Opportunities  Small Cap Value  Small Cap Value
                               Series I        Series II        Series I      Series II       Series I         Series II
                           ---------------  ---------------  -------------  -------------  ---------------  ---------------
TOTAL ASSETS
Investments at fair value    $18,602,242      $64,424,978     $33,857,311    $34,524,461       $416,303       $49,173,911
                             ===========      ===========     ===========    ===========       ========       ===========
NET ASSETS:
Contracts in accumulation    $18,595,501      $64,399,401     $33,849,736    $34,524,461       $416,303       $49,172,210
Contracts in payout
   (annuitization)                 6,741           25,577           7,575             --             --             1,701
                             -----------      -----------     -----------    -----------       --------       -----------
Total net assets             $18,602,242      $64,424,978     $33,857,311    $34,524,461       $416,303       $49,173,911
                             ===========      ===========     ===========    ===========       ========       ===========
Units outstanding              1,068,443        3,569,664       1,570,258      1,696,568         26,807         2,769,478
Unit value                   $     17.41      $     18.05     $     21.56    $     20.35       $  15.53       $     17.76
Shares                         1,327,783        4,611,666       1,729,178      1,775,950         22,027         2,607,312
Cost                         $17,650,849      $65,740,164     $32,476,529    $30,804,580       $290,886       $38,517,032


        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                                                                                               Strategic Income  Strategic Income
                            Small Company   Small Company   Smaller Company   Smaller Company    Opportunities    Opportunities
                           Value Series I  Value Series II  Growth Series I  Growth Series II       Series I         Series II
                           --------------  ---------------  ---------------  ----------------  ----------------  ----------------
TOTAL ASSETS
Investments at fair value   $77,464,248      $79,849,833      $38,475,742       $23,082,682       $74,817,907       $78,797,970
                            ===========      ===========      ===========       ===========       ===========       ===========
NET ASSETS:
Contracts in accumulation   $77,342,202      $79,849,833      $38,449,620       $23,082,682       $74,761,341       $78,797,970
Contracts in payout
   (annuitization)              122,046               --           26,122                --            56,566                --
                            -----------      -----------      -----------       -----------       -----------       -----------
Total net assets            $77,464,248      $79,849,833      $38,475,742       $23,082,682       $74,817,907       $78,797,970
                            ===========      ===========      ===========       ===========       ===========       ===========
Units outstanding             3,137,803        3,907,714        2,377,741         1,432,916         4,069,460         4,425,957
Unit value                  $     24.69      $     20.43      $     16.18       $     16.11       $     18.39       $     17.80
Shares                        4,538,034        4,716,470        2,187,364         1,315,253         5,344,136         5,620,397
Cost                        $77,242,307      $78,006,418      $30,027,630       $18,315,557       $78,914,409       $82,371,101

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                                                                                                                   Total Stock
                           Total Bond Market   Total Bond Market  Total Return  Total Return  Total Stock Market  Market Index
                           Trust A Series II  Trust A Series NAV    Series I      Series II     Index Series I      Series II
                           -----------------  ------------------  ------------  ------------  ------------------  ------------
TOTAL ASSETS
Investments at fair value     $40,747,472         $85,281,810     $234,958,922  $310,048,956      $13,294,922      $39,945,478
                              ===========         ===========     ============  ============      ===========      ===========
NET ASSETS:
Contracts in accumulation     $40,747,472         $85,281,810     $234,840,982  $309,891,623      $13,233,787      $39,880,643
Contracts in payout
   (annuitization)                     --                  --          117,940       157,333           61,135           64,835
                              -----------         -----------     ------------  ------------      -----------      -----------
Total net assets              $40,747,472         $85,281,810     $234,958,922  $310,048,956      $13,294,922      $39,945,478
                              ===========         ===========     ============  ============      ===========      ===========
Units outstanding               3,043,431           6,261,790       11,096,418    17,037,465        1,104,523        2,546,504
Unit value                    $     13.39         $     13.62     $      21.17  $      18.20      $     12.04      $     15.69
Shares                          2,948,442           6,179,841       16,260,133    21,471,534        1,135,348        3,419,990
Cost                          $41,886,420         $85,950,095     $226,054,228  $300,145,645      $12,837,750      $41,675,603

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                            Ultra Short     Ultra Short
                               Term            Term        Utilities    Utilities      Value         Value
                           Bond Series I  Bond Series II    Series I    Series II     Series I     Series II
                           -------------  --------------  -----------  -----------  ------------  -----------
TOTAL ASSETS
Investments at fair value     $677,300      $35,417,887   $22,950,840  $26,637,339  $104,427,585  $31,318,089
                              ========      ===========   ===========  ===========  ============  ===========
NET ASSETS:
Contracts in accumulation     $677,300      $35,417,887   $22,939,579  $26,637,339  $104,221,028  $31,318,089
Contracts in payout
   (annuitization)                  --               --        11,261           --       206,557           --
                              --------      -----------   -----------  -----------  ------------  -----------
Total net assets              $677,300      $35,417,887   $22,950,840  $26,637,339  $104,427,585  $31,318,089
                              ========      ===========   ===========  ===========  ============  ===========
Units outstanding               54,305        2,854,429     1,163,379      907,563     5,103,953    1,627,685
Unit value                    $  12.47      $     12.41   $     19.73  $     29.35  $      20.46  $     19.24
Shares                          54,798        2,865,525     1,975,115    2,310,264     6,287,031    1,891,189
Cost                          $682,738      $35,723,253   $23,332,280  $27,128,965  $ 97,171,571  $26,640,225

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2010

                              Value
                           Opportunities
                           --------------
TOTAL ASSETS
Investments at fair value     $4,893,343
                              ==========
NET ASSETS:
Contracts in accumulation     $4,893,343
Contracts in payout
   (annuitization)                    --
                              ----------
Total net assets              $4,893,343
                              ==========
Units outstanding                142,766
Unit value                    $    34.28
Shares                           277,715
Cost                          $5,478,854

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         500
                               Index Fund B Series NAV     500 Index Series I         500 Index Series II
                              ------------------------  -------------------------  ------------------------
                                  2010         2009         2010         2009          2010         2009
                              -----------  -----------  -----------  ------------  -----------  -----------
Income:
   Dividend distributions
      received                $   838,831  $   998,910  $   712,647  $    798,875  $   520,250  $   603,615
Expenses:
   Mortality and expense
      risk and
      administrative charges     (760,459)    (700,288)    (778,909)     (741,247)    (718,132)    (650,472)
                              -----------  -----------  -----------  ------------  -----------  -----------
Net investment income (loss)       78,372      298,622      (66,262)       57,628     (197,882)     (46,857)
                              -----------  -----------  -----------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --           --           --            --           --           --
   Net realized gain (loss)    (2,599,082)  (4,145,698)    (622,386)   (4,506,477)     (34,566)  (1,785,917)
                              -----------  -----------  -----------  ------------  -----------  -----------
Realized gains (losses)        (2,599,082)  (4,145,698)    (622,386)   (4,506,477)     (34,566)  (1,785,917)
                              -----------  -----------  -----------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during
   the period                   8,516,018   14,100,729    6,898,924    14,750,211    5,442,075   10,748,760
                              -----------  -----------  -----------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              5,995,308   10,253,653    6,210,276    10,301,362    5,209,627    8,915,986
                              -----------  -----------  -----------  ------------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments              239,256      240,893      358,643       211,492      121,729      279,702
                              -----------  -----------  -----------  ------------  -----------  -----------
   Transfers between
      sub-accounts and the
      company                  (2,081,827)    (927,366)   4,795,947    (5,631,954)  (1,296,032)    (313,636)
   Withdrawals                 (4,249,603)  (2,636,543)  (5,465,486)   (5,559,814)  (3,779,084)  (2,417,930)
   Annual contract fee           (288,659)    (308,144)    (192,529)     (215,712)    (205,816)    (217,443)
                              -----------  -----------  -----------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (6,380,833)  (3,631,160)    (503,425)  (11,195,988)  (5,159,203)  (2,669,307)
                              -----------  -----------  -----------  ------------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                        (385,525)   6,622,493    5,706,851      (894,626)      50,424    6,246,679
Contract owners' equity at
   beginning of period         50,844,059   44,221,566   52,556,231    53,450,857   45,925,356   39,678,677
                              -----------  -----------  -----------  ------------  -----------  -----------
Contract owners' equity at
   end of period              $50,458,534  $50,844,059  $58,263,082  $ 52,556,231  $45,975,780  $45,925,356
                              ===========  ===========  ===========  ============  ===========  ===========

                                  2010         2009         2010         2009          2010         2009
                              -----------  -----------  -----------  ------------  -----------  -----------
Units, beginning of period      5,401,407    5,843,640    5,498,354     6,938,793    3,663,218    3,916,772
Units issued                       93,957      333,966      851,694       700,589      143,192      514,540
Units redeemed                    755,731      776,199      940,625     2,141,028      543,235      768,094
                              -----------  -----------  -----------  ------------  -----------  -----------
Units, end of period            4,739,633    5,401,407    5,409,423     5,498,354    3,263,175    3,663,218
                              ===========  ===========  ===========  ============  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                 500 Index Series NAV       Active Bond Series I        Active Bond Series II
                              -------------------------  --------------------------  --------------------------
                                  2010          2009         2010          2009          2010          2009
                              ------------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions
      received                $  1,656,401  $   579,362  $  4,535,404  $  4,542,090  $ 21,507,470  $ 20,504,593
Expenses:
   Mortality and expense
      risk and
      administrative charges      (739,998)    (131,865)     (945,422)     (957,918)   (5,056,034)   (4,662,260)
                              ------------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)       916,403      447,497     3,589,982     3,584,172    16,451,436    15,842,333
                              ------------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --           --            --            --            --            --
   Net realized gain (loss)      2,156,905      193,582       382,045    (1,997,718)    1,185,687    (6,300,198)
                              ------------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)          2,156,905      193,582       382,045    (1,997,718)    1,185,687    (6,300,198)
                              ------------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during
   the period                   10,869,867    3,904,167     3,422,104    11,663,091    17,181,260    48,040,578
                              ------------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              13,943,175    4,545,246     7,394,131    13,249,545    34,818,383    57,582,713
                              ------------  -----------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            30,990,275   37,276,523        99,144        96,236     1,233,293     1,839,340
   Transfers between
      sub-accounts and the
      company                   30,778,523    7,470,843    (2,985,315)   (1,473,096)   (5,292,300)    5,720,051
   Withdrawals                  (2,349,485)     (43,257)  (10,037,023)  (10,011,733)  (32,022,618)  (21,363,978)
   Annual contract fee          (1,543,904)  (1,177,871)     (104,966)     (107,434)   (1,211,209)   (1,281,837)
                              ------------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 57,875,409   43,526,238   (13,028,160)  (11,496,027)  (37,292,834)  (15,086,424)
                              ------------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       71,818,584   48,071,484    (5,634,029)    1,753,518    (2,474,451)   42,496,289
Contract owners' equity at
   beginning of period          48,071,484           --    66,650,000    64,896,482   317,842,165   275,345,876
                              ------------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $119,890,068  $48,071,484  $ 61,015,971  $ 66,650,000  $315,367,714  $317,842,165
                              ============  ===========  ============  ============  ============  ============

                                  2010          2009         2010          2009          2010          2009
                              ------------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period       3,111,404           --     4,629,413     5,542,442    22,493,252    23,846,814
Units issued                     4,244,472    3,191,284       382,702       322,366     2,103,112     2,179,147
Units redeemed                     526,518       79,880     1,237,116     1,235,395     4,648,234     3,532,709
                              ------------  -----------  ------------  ------------  ------------  ------------
Units, end of period             6,829,358    3,111,404     3,774,999     4,629,413    19,948,130    22,493,252
                              ============  ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                All Cap Core Series I    All Cap Core Series II      All Cap Growth Series I
                              ------------------------  ------------------------   --------------------------
                                  2010         2009         2010         2009          2010          2009
                              -----------  -----------  -----------  -----------   ------------  ------------
Income:
   Dividend distributions
      received                $   487,384  $   741,852  $    60,669  $   103,037   $    150,479  $    496,760
Expenses:
   Mortality and expense
      risk and
      administrative charges     (703,161)    (692,122)    (120,042)    (117,006)      (358,393)   (1,055,630)
                              -----------  -----------  -----------  -----------   ------------  ------------
Net investment income (loss)     (215,777)      49,730      (59,373)     (13,969)      (207,914)     (558,870)
                              -----------  -----------  -----------  -----------   ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --           --           --           --             --            --
   Net realized gain (loss)     1,844,254       33,795     (460,694)    (676,315)     4,860,094    (1,992,640)
                              -----------  -----------  -----------  -----------   ------------  ------------
Realized gains (losses)         1,844,254       33,795     (460,694)    (676,315)     4,860,094    (1,992,640)
                              -----------  -----------  -----------  -----------   ------------  ------------
Unrealized appreciation
   (depreciation) during
   the period                   3,468,174   11,082,174    1,270,654    2,451,116     (1,668,817)   15,009,820
                              -----------  -----------  -----------  -----------   ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              5,096,651   11,165,699      750,587    1,760,832      2,983,363    12,458,310
                              -----------  -----------  -----------  -----------   ------------  ------------
Changes from principal
   transactions:
   Purchase payments              160,273      167,076       35,023       32,117        112,291       335,793
   Transfers between
      sub-accounts and the
      company                  (2,391,553)  (3,335,426)    (333,163)    (404,536)   (75,552,023)   (6,213,835)
   Withdrawals                 (4,968,989)  (4,971,067)    (898,573)    (621,068)    (3,140,498)   (7,276,749)
   Annual contract fee           (116,785)    (127,468)     (40,365)     (46,596)       (69,449)     (211,174)
                              -----------  -----------  -----------  -----------   ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (7,317,054)  (8,266,885)  (1,237,078)  (1,040,083)   (78,649,679)  (13,365,965)
                              -----------  -----------  -----------  -----------   ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                      (2,220,403)   2,898,814     (486,491)     720,749    (75,666,316)     (907,655)
Contract owners' equity at
   beginning of period         51,277,494   48,378,680    8,269,956    7,549,207     75,666,316    76,573,971
                              -----------  -----------  -----------  -----------   ------------  ------------
Contract owners' equity at
   end of period              $49,057,091  $51,277,494  $ 7,783,465  $ 8,269,956   $         --  $ 75,666,316
                              ===========  ===========  ===========  ===========   ============  ============

                                  2010         2009         2010         2009          2010          2009
                              -----------  -----------  -----------  -----------   ------------  ------------
Units, beginning of period      3,691,104    4,404,983      591,460      681,898      5,758,773     6,912,443
Units issued                       67,222       76,938       30,073       21,818         34,973       176,602
Units redeemed                    575,669      790,817      120,244      112,256      5,793,746     1,330,272
                              -----------  -----------  -----------  -----------   ------------  ------------
Units, end of period            3,182,657    3,691,104      501,289      591,460             --     5,758,773
                              ===========  ===========  ===========  ===========   ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                               All Cap Growth Series II   All Cap Value Series I    All Cap Value Series II
                              -------------------------  ------------------------  ------------------------
                                  2010          2009         2010         2009         2010         2009
                              ------------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $     12,665  $    53,703  $    94,675  $   134,694  $    41,212  $    80,276
Expenses:
   Mortality and expense
      risk and
      administrative charges       (58,734)    (165,990)    (397,680)    (392,912)    (439,882)    (410,476)
                              ------------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)       (46,069)    (112,287)    (303,005)    (258,218)    (398,670)    (330,200)
                              ------------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --           --           --           --           --           --
   Net realized gain (loss)     (1,317,700)    (533,998)  (1,913,701)  (7,804,102)  (3,068,061)  (6,565,923)
                              ------------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)         (1,317,700)    (533,998)  (1,913,701)  (7,804,102)  (3,068,061)  (6,565,923)
                              ------------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during
   the period                    1,817,389    2,506,818    6,263,750   13,744,172    7,603,668   12,569,912
                              ------------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations                 453,620    1,860,533    4,047,044    5,681,852    4,136,937    5,673,789
                              ------------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                25,125       81,048      233,481      495,901      147,738      140,676
   Transfers between
      sub-accounts and the
      company                  (11,924,224)    (328,131)  (2,439,017)  (1,606,556)  (1,065,995)  (1,056,837)
   Withdrawals                    (202,334)    (654,475)  (3,059,664)  (2,771,987)  (2,723,675)  (1,876,276)
   Annual contract fee             (16,277)     (55,228)     (88,840)     (97,882)    (109,496)    (122,535)
                              ------------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (12,117,710)    (956,786)  (5,354,040)  (3,980,524)  (3,751,428)  (2,914,972)
                              ------------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      (11,664,090)     903,747   (1,306,996)   1,701,328      385,509    2,758,817
Contract owners' equity at
   beginning of period          11,664,090   10,760,343   28,465,757   26,764,429   28,320,941   25,562,124
                              ------------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $         --  $11,664,090  $27,158,761  $28,465,757  $28,706,450  $28,320,941
                              ============  ===========  ===========  ===========  ===========  ===========

                                  2010          2009         2010         2009         2010         2009
                              ------------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period       1,055,350    1,159,235    1,909,806    2,222,846    1,786,802    2,008,606
Units issued                         5,241       82,583      114,738      243,752      119,576      185,228
Units redeemed                   1,060,591      186,468      453,393      556,792      347,972      407,032
                              ------------  -----------  -----------  -----------  -----------  -----------
Units, end of period                    --    1,055,350    1,571,151    1,909,806    1,558,406    1,786,802
                              ============  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    American Asset                American Asset                 American Asset
                                  Allocation Series I          Allocation Series II          Allocation Series III
                              --------------------------  ------------------------------  ---------------------------
                                  2010          2009           2010            2009           2010          2009
                              ------------  ------------  --------------  --------------  ------------  ------------
Income:
   Dividend distributions
      received                $  2,397,153  $  2,973,753  $   18,037,300  $   21,212,688  $  2,792,653  $  3,071,490
Expenses:
   Mortality and expense
      risk and
      administrative charges    (2,295,646)   (1,559,309)    (18,993,914)    (16,073,485)   (1,253,899)     (861,232)
                              ------------  ------------  --------------  --------------  ------------  ------------
Net investment income (loss)       101,507     1,414,444        (956,614)      5,139,203     1,538,754     2,210,258
                              ------------  ------------  --------------  --------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received        57,883            --         465,475      25,200,552        52,532     2,031,254
   Net realized gain (loss)      5,035,545     2,117,430     (28,011,105)    (26,382,808)   (1,563,796)     (742,095)
                              ------------  ------------  --------------  --------------  ------------  ------------
Realized gains (losses)          5,093,428     2,117,430     (27,545,630)     (1,182,256)   (1,511,264)    1,289,159
                              ------------  ------------  --------------  --------------  ------------  ------------
Unrealized appreciation
   (depreciation) during
   the period                   10,105,123    25,367,574     151,470,441     228,325,765    15,881,882    22,139,091
                              ------------  ------------  --------------  --------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              15,300,058    28,899,448     122,968,197     232,282,712    15,909,372    25,638,508
                              ------------  ------------  --------------  --------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments               351,991       189,712      32,571,132     186,857,383     4,113,553    31,406,784
   Transfers between
      sub-accounts and the
      company                   (3,720,762)  140,304,932     (58,380,645)    125,433,782    (4,598,047)   54,802,810
   Withdrawals                 (19,273,614)   (2,992,233)    (48,930,899)    (37,895,039)   (4,518,667)   (1,642,627)
   Annual contract fee            (265,405)     (180,628)     (8,351,638)     (6,470,340)     (879,116)   (1,312,816)
                              ------------  ------------  --------------  --------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (22,907,790)  137,321,783     (83,092,050)    267,925,786    (5,882,277)   83,254,151
                              ------------  ------------  --------------  --------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       (7,607,732)  166,221,231      39,876,147     500,208,498    10,027,095   108,892,659
Contract owners' equity at
   beginning of period         166,221,231            --   1,272,060,357     771,851,859   143,081,118    34,188,459
                              ------------  ------------  --------------  --------------  ------------  ------------
Contract owners' equity at
   end of period              $158,613,499  $166,221,231  $1,311,936,504  $1,272,060,357  $153,108,213  $143,081,118
                              ============  ============  ==============  ==============  ============  ============

                                  2010          2009           2010            2009           2010          2009
                              ------------  ------------  --------------  --------------  ------------  ------------
Units, beginning of period      15,780,832            --     121,061,600      89,206,351    12,626,075     3,702,897
Units issued                       301,046    17,890,867       2,682,915      39,567,417       474,094     9,197,582
Units redeemed                   2,445,376     2,110,035      10,473,166       7,712,168       988,196       274,404
                              ------------  ------------  --------------  --------------  ------------  ------------
Units, end of period            13,636,502    15,780,832     113,271,349     121,061,600    12,111,973    12,626,075
                              ============  ============  ==============  ==============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                  American Blue-Chip         American Blue-Chip
                              Income & Growth Series II  Income & Growth Series III    American Bond Series II
                              -------------------------  --------------------------  --------------------------
                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions
      received                $   798,431  $    924,739  $  2,384,966  $  1,865,479  $ 15,648,216  $ 16,054,618
Expenses:
   Mortality and expense
      risk and
      administrative charges   (1,098,175)   (1,017,489)   (1,116,514)     (552,826)  (10,347,653)   (9,660,820)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)     (299,744)      (92,750)    1,268,452     1,312,653     5,300,563     6,393,798
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --     4,644,982            --     3,298,963            --            --
   Net realized gain (loss)    (6,734,093)  (11,410,776)      663,667    (1,523,682)  (11,959,583)  (13,665,534)
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)        (6,734,093)   (6,765,794)      663,667     1,775,281   (11,959,583)  (13,665,534)
                              -----------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during
   the period                  13,632,671    21,551,469    13,682,768    19,200,121    35,012,816    65,883,183
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              6,598,834    14,692,925    15,614,887    22,288,055    28,353,796    58,611,447
                              -----------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments              538,351       530,820    18,055,346    38,063,073     4,991,477    10,755,036
   Transfers between
      sub-accounts and the
      company                     600,132    (2,646,794)   15,123,604    31,993,214     4,292,648    66,548,906
   Withdrawals                 (7,997,276)   (6,280,604)   (4,238,117)     (686,951)  (51,297,658)  (31,351,372)
   Annual contract fee           (224,976)     (243,970)   (1,209,320)   (1,319,756)   (3,466,997)   (3,606,210)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (7,083,769)   (8,640,548)   27,731,513    68,049,580   (45,480,530)   42,346,360
                              -----------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                        (484,935)    6,052,377    43,346,400    90,337,635   (17,126,734)  100,957,807
Contract owners' equity at
   beginning of period         72,695,308    66,642,931   105,778,584    15,440,949   686,247,710   585,289,903
                              -----------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $72,210,373  $ 72,695,308  $149,124,984  $105,778,584  $669,120,976  $686,247,710
                              ===========  ============  ============  ============  ============  ============

                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period      4,709,739     5,409,736     9,829,728     1,817,222    53,291,427    50,087,972
Units issued                      349,933       384,483     3,391,769     8,498,595     6,977,413    10,270,854
Units redeemed                    807,407     1,084,480       768,320       486,089    10,473,874     7,067,399
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, end of period            4,252,265     4,709,739    12,453,177     9,829,728    49,794,966    53,291,427
                              ===========  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                               American Fundamental          American Fundamental
                               American Bond Series III         Holdings Series II           Holdings Series III
                              --------------------------  ------------------------------  -------------------------
                                  2010          2009           2010            2009           2010          2009
                              ------------  ------------  --------------  --------------  -----------   -----------
Income:
   Dividend distributions
      received                $  5,510,639  $  3,822,969  $   13,895,906  $   14,007,495  $ 1,126,045   $ 1,037,490
Expenses:
   Mortality and expense
      risk and
      administrative charges    (1,452,767)     (688,785)    (15,107,600)    (12,632,627)    (521,053)     (342,442)
                              ------------  ------------  --------------  --------------  -----------   -----------
Net investment income (loss)     4,057,872     3,134,184      (1,211,694)      1,374,868      604,992       695,048
                              ------------  ------------  --------------  --------------  -----------   -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --            --              --              --           --            --
   Net realized gain (loss)        424,634      (149,227)    (13,492,637)    (15,227,178)    (568,363)     (295,940)
                              ------------  ------------  --------------  --------------  -----------   -----------
Realized gains (losses)            424,634      (149,227)    (13,492,637)    (15,227,178)    (568,363)     (295,940)
                              ------------  ------------  --------------  --------------  -----------   -----------
Unrealized appreciation
   (depreciation) during
   the period                    3,378,051     5,716,335      97,379,866     219,712,451    5,507,922     9,945,251
                              ------------  ------------  --------------  --------------  -----------   -----------
Net increase (decrease) in
   contract owners' equity
   from operations               7,860,557     8,701,292      82,675,535     205,860,141    5,544,551    10,344,359
                              ------------  ------------  --------------  --------------  -----------   -----------
Changes from principal
   transactions:
   Purchase payments            25,854,952    48,871,060      24,214,244     191,558,004    1,938,049    12,729,835
   Transfers between
      sub-accounts and the
      company                   35,222,989    62,781,011     (35,065,136)     80,568,730     (611,111)   20,467,460
   Withdrawals                  (5,741,850)     (867,173)    (33,416,125)    (17,242,863)    (721,902)     (356,532)
   Annual contract fee          (1,657,355)   (1,686,604)     (6,608,266)     (4,684,788)    (369,746)     (476,000)
                              ------------  ------------  --------------  --------------  -----------   -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 53,678,736   109,098,294     (50,875,283)    250,199,083      235,290    32,364,763
                              ------------  ------------  --------------  --------------  -----------   -----------
Total increase (decrease)
   in contract owners'
   equity                       61,539,293   117,799,586      31,800,252     456,059,224    5,779,841    42,709,122
Contract owners' equity at
   beginning of period         136,900,813    19,101,227   1,009,531,594     553,472,370   57,027,889    14,318,767
                              ------------  ------------  --------------  --------------  -----------   -----------
Contract owners' equity at
   end of period              $198,440,106  $136,900,813  $1,041,331,846  $1,009,531,594  $62,807,730   $57,027,889
                              ============  ============  ==============  ==============  ===========   ===========

                                  2010          2009           2010            2009           2010          2009
                              ------------  ------------  --------------  --------------  -----------   -----------
Units, beginning of period      10,975,912     1,708,415      94,706,932      64,803,896    4,975,653     1,576,102
Units issued                     5,227,837     9,347,192       1,457,568      34,168,950      274,318     3,489,771
Units redeemed                   1,116,353        79,695       6,173,868       4,265,914      256,268        90,220
                              ------------  ------------  --------------  --------------  -----------   -----------
Units, end of period            15,087,396    10,975,912      89,990,632      94,706,932    4,993,703     4,975,653
                              ============  ============  ==============  ==============  ===========   ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    American Global             American Global           American Global
                               Diversification Series II       Growth Series II          Growth Series III
                              --------------------------  --------------------------  ----------------------
                                  2010          2009          2010          2009         2010        2009
                              ------------  ------------  ------------  ------------  ----------  ----------
Income:
   Dividend distributions
      received                $ 14,314,289  $ 12,192,249  $  1,636,578  $  1,368,011  $   43,346  $   27,161
Expenses:
   Mortality and expense
      risk and
      administrative charges   (12,005,021)  (10,235,102)   (2,715,387)   (2,405,886)    (26,378)    (11,676)
                              ------------  ------------  ------------  ------------  ----------  ----------
Net investment income (loss)     2,309,268     1,957,147    (1,078,809)   (1,037,875)     16,968      15,485
                              ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --            --            --     9,028,175          --      45,126
   Net realized gain (loss)    (12,986,887)  (22,426,442)   (9,547,530)  (15,812,856)     15,098     (49,868)
                              ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses)        (12,986,887)  (22,426,442)   (9,547,530)   (6,784,681)     15,098      (4,742)
                              ------------  ------------  ------------  ------------  ----------  ----------
Unrealized appreciation
   (depreciation) during
   the period                   91,403,222   228,186,107    26,988,459    60,656,051     287,626     435,613
                              ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in
   contract owners' equity
   from operations              80,725,603   207,716,812    16,362,120    52,833,495     319,692     446,356
                              ------------  ------------  ------------  ------------  ----------  ----------
Changes from principal
   transactions:
   Purchase payments            17,675,410   100,672,498     1,458,198     3,460,226     464,056   1,330,221
   Transfers between
      sub-accounts and the
      company                  (37,521,729)   12,197,470    (2,604,650)   (6,318,348)    278,340     360,679
   Withdrawals                 (26,500,204)  (14,004,326)  (11,702,528)   (6,025,063)    (58,797)    (57,044)
   Annual contract fee          (5,239,515)   (4,294,765)   (1,047,485)   (1,075,096)    (12,356)    (34,685)
                              ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (51,586,038)   94,570,877   (13,896,465)   (9,958,281)    671,243   1,599,171
                              ------------  ------------  ------------  ------------  ----------  ----------
Total increase (decrease)
   in contract owners'
   equity                       29,139,565   302,287,689     2,465,655    42,875,214     990,935   2,045,527
Contract owners' equity at
   beginning of period         806,355,928   504,068,239   182,646,259   139,771,045   2,315,197     269,670
                              ------------  ------------  ------------  ------------  ----------  ----------
Contract owners' equity at
   end of period              $835,495,493  $806,355,928  $185,111,914  $182,646,259  $3,306,132  $2,315,197
                              ============  ============  ============  ============  ==========  ==========

                                  2010          2009          2010          2009         2010        2009
                              ------------  ------------  ------------  ------------  ----------  ----------
Units, beginning of period      74,544,095    62,575,683    16,434,740    17,516,452     196,896      32,316
Units issued                       991,076    17,175,665     1,738,818     2,301,993      65,040     175,398
Units redeemed                   5,727,456     5,207,253     2,962,355     3,383,705       7,967      10,818
                              ------------  ------------  ------------  ------------  ----------  ----------
Units, end of period            69,807,715    74,544,095    15,211,203    16,434,740     253,969     196,896
                              ============  ============  ============  ============  ==========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                 American Global Small     American Global Small
                               Capitalization Series II  Capitalization Series III    American Growth Series II
                              -------------------------  ------------------------  ------------------------------
                                  2010         2009          2010         2009          2010            2009
                              -----------  ------------  -----------  -----------  --------------  --------------
Income:
   Dividend distributions
      received                $   750,866  $        854  $   505,658  $    10,886  $    1,825,584  $      711,462
Expenses:
   Mortality and expense
      risk and
      administrative charges   (1,027,062)     (865,890)    (286,372)    (176,102)    (15,363,840)    (14,397,454)
                              -----------  ------------  -----------  -----------  --------------  --------------
Net investment income (loss)     (276,196)     (865,036)     219,286     (165,216)    (13,538,256)    (13,685,992)
                              -----------  ------------  -----------  -----------  --------------  --------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received      202,086     6,300,353      103,449    1,901,873              --     153,589,405
   Net realized gain (loss)    (6,181,846)  (18,905,249)   2,048,649     (865,764)    (70,523,157)    (85,838,335)
                              -----------  ------------  -----------  -----------  --------------  --------------
Realized gains (losses)        (5,979,760)  (12,604,896)   2,152,098    1,036,109     (70,523,157)     67,751,070
                              -----------  ------------  -----------  -----------  --------------  --------------
Unrealized appreciation
   (depreciation) during the
   period                      18,353,800    38,767,414    4,180,817    9,179,048     234,430,506     233,411,686
                              -----------  ------------  -----------  -----------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from operations             12,097,844    25,297,482    6,552,201   10,049,941     150,369,093     287,476,764
                              -----------  ------------  -----------  -----------  --------------  --------------
Changes from principal
   transactions:
   Purchase payments              586,857     1,596,561    1,201,330    8,941,214       6,307,068      12,623,131
   Transfers between
      sub-accounts and the
      company                  (2,286,560)    2,106,461   (2,918,837)   7,229,202     (76,522,578)    (83,162,547)
   Withdrawals                 (5,999,366)   (2,635,449)  (1,075,417)    (217,568)    (89,039,776)    (59,286,910)
   Annual contract fee           (341,425)     (340,024)    (198,223)    (321,756)     (4,143,690)     (4,395,722)
                              -----------  ------------  -----------  -----------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (8,040,494)      727,549   (2,991,147)  15,631,092    (163,398,976)   (134,222,048)
                              -----------  ------------  -----------  -----------  --------------  --------------
Total increase (decrease)
   in contract owners'
   equity                       4,057,350    26,025,031    3,561,054   25,681,033     (13,029,883)    153,254,716
Contract owners' equity at
   beginning of period         69,661,675    43,636,644   30,698,325    5,017,292   1,013,458,102     860,203,386
                              -----------  ------------  -----------  -----------  --------------  --------------
Contract owners' equity at
   end of period              $73,719,025  $ 69,661,675  $34,259,379  $30,698,325  $1,000,428,219  $1,013,458,102
                              ===========  ============  ===========  ===========  ==============  ==============

                                  2010         2009          2010         2009          2010            2009
                              -----------  ------------  -----------  -----------  --------------  --------------
Units, beginning of period      7,182,756     7,111,095    2,977,421      777,248      64,065,633      74,067,311
Units issued                    1,511,368     2,710,394      225,051    2,692,470       2,093,565       2,645,646
Units redeemed                  2,360,645     2,638,733      465,513      492,297      11,628,153      12,647,324
                              -----------  ------------  -----------  -----------  --------------  --------------
Units, end of period            6,333,479     7,182,756    2,736,959    2,977,421      54,531,045      64,065,633
                              ===========  ============  ===========  ===========  ==============  ==============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                   American Growth        American Growth-Income       American Growth-Income
                                      Series III                 Series I                    Series II
                              ------------------------  --------------------------  ---------------------------
                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  -------------
Income:
   Dividend distributions
      received                $   569,616  $   327,176  $  1,630,660  $  1,780,650  $  7,553,608  $   7,910,402
Expenses:
   Mortality and expense
      risk and
      administrative charges     (661,923)    (318,530)   (2,313,731)   (1,615,885)  (12,507,002)   (11,889,988)
                              -----------  -----------  ------------  ------------  ------------  -------------
Net investment income (loss)      (92,307)       8,646      (683,071)      164,765    (4,953,394)    (3,979,586)
                              -----------  -----------  ------------  ------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --    4,427,316            --            --            --     67,299,595
   Net realized gain (loss)       734,983   (1,473,946)    7,066,190     3,233,486   (36,129,973)   (71,280,878)
                              -----------  -----------  ------------  ------------  ------------  -------------
Realized gains (losses)           734,983    2,953,370     7,066,190     3,233,486   (36,129,973)    (3,981,283)
                              -----------  -----------  ------------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the
   period                      12,977,809   10,404,061     6,943,457    33,994,519   113,748,836    200,764,627
                              -----------  -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in
   contract owners' equity
   from operations             13,620,485   13,366,077    13,326,576    37,392,770    72,665,469    192,803,758
                              -----------  -----------  ------------  ------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments           11,616,297   23,826,188       586,509       307,607     5,266,463     11,875,690
   Transfers between
      sub-accounts and the
      company                   5,083,817   16,113,380    (9,486,823)  143,198,451   (21,929,780)   (68,159,032)
   Withdrawals                 (2,437,031)    (448,506)  (18,246,136)  (11,174,967)  (68,359,852)   (46,686,242)
   Annual contract fee           (717,445)    (796,997)     (436,865)     (316,825)   (3,562,810)    (3,791,423)
                              -----------  -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                13,545,638   38,694,065   (27,583,315)  132,014,266   (88,585,979)  (106,761,007)
                              -----------  -----------  ------------  ------------  ------------  -------------
Total increase (decrease)
   in contract owners'
   equity                      27,166,123   52,060,142   (14,256,739)  169,407,036   (15,920,510)    86,042,751
Contract owners' equity at
   beginning of period         61,648,679    9,588,537   169,407,036            --   820,869,311    734,826,560
                              -----------  -----------  ------------  ------------  ------------  -------------
Contract owners' equity at
   end of period              $88,814,802  $61,648,679  $155,150,297  $169,407,036  $804,948,801  $ 820,869,311
                              ===========  ===========  ============  ============  ============  =============

                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  -------------

Units, beginning of period      5,974,669    1,283,084    10,752,046            --    55,869,154     63,942,059
Units issued                    2,025,826    4,945,734       231,184    13,403,391     3,013,396      4,381,486
Units redeemed                    682,320      254,149     1,982,041     2,651,345     8,555,021     12,454,391
                              -----------  -----------  ------------  ------------  ------------  -------------
Units, end of period            7,318,175    5,974,669     9,001,189    10,752,046    50,327,529     55,869,154
                              ===========  ===========  ============  ============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                               American Growth-Income     American High-Income      American High-Income
                                     Series III              Bond Series II           Bond Series III
                              ------------------------ -------------------------  ------------------------
                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------   ----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $ 1,109,819  $   971,091  $ 3,689,940  $ 2,985,510  $ 2,874,730  $ 1,004,140
Expenses:
   Mortality and expense
      risk and
      administrative charges     (650,772)    (395,981)    (795,156)    (684,314)    (289,781)     (33,052)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)      459,047      575,110    2,894,784    2,301,196    2,584,949      971,088
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --    2,966,602           --           --           --           --
   Net realized gain (loss)      (255,463)    (945,300)     612,991   (3,959,288)     229,846       11,417
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)          (255,463)   2,021,302      612,991   (3,959,288)     229,846       11,417
                              -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       7,844,966   12,678,472    2,684,036   15,342,774    1,440,573      (69,201)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              8,048,550   15,274,884    6,191,811   13,684,682    4,255,368      913,304
                              -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments            3,421,036   20,923,690      356,499    1,940,607   11,167,911   13,854,817
   Transfers between
      sub-accounts and the
      company                     815,918   22,799,272    1,837,274    8,704,886   11,007,241    2,551,387
   Withdrawals                 (2,457,034)    (620,638)  (4,678,177)  (2,480,226)    (912,146)      14,016
   Annual contract fee           (442,645)    (731,717)    (239,596)    (243,439)    (554,743)    (443,099)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 1,337,275   42,370,607   (2,724,000)   7,921,828   20,708,263   15,977,121
                              -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                       9,385,825   57,645,491    3,467,811   21,606,510   24,963,631   16,890,425
Contract owners' equity at
   beginning of period         69,673,749   12,028,258   53,604,734   31,998,224   16,993,355      102,930
                              -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $79,059,574  $69,673,749  $57,072,545  $53,604,734  $41,956,986  $16,993,355
                              ===========  ===========  ===========  ===========  ===========  ===========

                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period      6,435,982    1,445,391    4,417,794    3,593,978    1,265,146       10,576
Units issued                      785,293    5,230,712    1,403,096    2,273,849    1,620,319    1,263,567
Units redeemed                    608,278      240,121    1,651,275    1,450,033      143,982        8,997
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period            6,612,997    6,435,982    4,169,615    4,417,794    2,741,483    1,265,146
                              ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                American International     American International      American New World
                                      Series II                  Series III                Series II
                              --------------------------  ------------------------  ------------------------
                                  2010          2009         2010         2009         2010         2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $  9,145,819  $  5,551,239  $   612,760  $   126,488  $   850,476  $   622,729
Expenses:
   Mortality and expense
      risk and
      administrative charges    (9,979,521)   (9,603,910)    (190,745)     (23,769)  (1,147,147)    (803,349)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net investment income (loss)      (833,702)   (4,052,671)     422,015      102,719     (296,671)    (180,620)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --   130,772,943           --      143,620           --      609,541
   Net realized gain (loss)    (58,109,656)  (60,634,355)     217,544      (44,383)    (742,378)  (8,146,850)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses)        (58,109,656)   70,138,588      217,544       99,237     (742,378)  (7,537,309)
                              ------------  ------------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       90,886,409   142,504,373    2,100,483      390,121   12,004,476   27,481,179
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              31,943,051   208,590,290    2,740,042      592,077   10,965,427   19,763,250
                              ------------  ------------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments             3,756,929     7,452,196   10,215,126    8,171,782      647,156    2,063,036
   Transfers between
      sub-accounts and the
      company                  (10,054,963)  (66,354,738)  10,796,360    1,556,976   11,291,607   16,797,602
   Withdrawals                 (56,181,364)  (36,632,901)    (720,518)     (17,142)  (6,792,739)  (4,607,494)
   Annual contract fee          (2,707,316)   (2,941,169)    (421,555)    (250,337)    (271,988)    (219,399)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (65,186,714)  (98,476,612)  19,869,413    9,461,279    4,874,036   14,033,745
                              ------------  ------------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      (33,243,663)  110,113,678   22,609,455   10,053,356   15,839,463   33,796,995
Contract owners' equity at
   beginning of period         679,801,048   569,687,370   10,332,013      278,657   72,479,383   38,682,388
                              ------------  ------------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $646,557,385  $679,801,048  $32,941,468  $10,332,013  $88,318,846  $72,479,383
                              ============  ============  ===========  ===========  ===========  ===========

                                  2010          2009         2010         2009         2010         2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, beginning of period      30,806,778    36,071,377      899,512       34,407    5,873,612    4,594,159
Units issued                     2,787,206     1,848,822    1,971,903      873,379    2,579,671    2,935,951
Units redeemed                   5,470,836     7,113,421      172,678        8,274    2,251,807    1,656,498
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, end of period            28,123,148    30,806,778    2,698,737      899,512    6,201,476    5,873,612
                              ============  ============  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                American New World
                                    Series III         Balanced Series I         Basic Value
                              ----------------------  ------------------  ------------------------
                                  2010       2009       2010      2009        2010         2009
                              ----------  ----------  --------  --------  -----------  -----------
Income:
   Dividend distributions
      received                $   37,654  $   19,661  $  3,365  $    869  $   123,919  $   165,339
Expenses:
   Mortality and expense
      risk and
      administrative charges     (20,130)     (7,431)   (2,638)     (237)    (132,123)    (133,304)
                              ----------  ----------  --------  --------  -----------  -----------
Net investment income (loss)      17,524      12,230       727       632       (8,204)      32,035
                              ----------  ----------  --------  --------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received          --       6,394     3,885     1,513           --           --
   Net realized gain (loss)       11,446      (9,317)    2,829        55     (333,517)    (929,482)
                              ----------  ----------  --------  --------  -----------  -----------
Realized gains (losses)           11,446      (2,923)    6,714     1,568     (333,517)    (929,482)
                              ----------  ----------  --------  --------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                        333,825     304,211    28,125     2,628    1,251,800    3,192,776
                              ----------  ----------  --------  --------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations               362,795     313,518    35,566     4,828      910,079    2,295,329
                              ----------  ----------  --------  --------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments             520,852     725,846   185,558    96,109        1,164        1,604
   Transfers between
      sub-accounts and the
      company                    310,756     390,137   141,413     8,658     (506,357)    (909,443)
   Withdrawals                   (27,916)      3,077   (18,398)      367   (1,037,239)    (942,414)
   Annual contract fee           (14,942)    (17,822)   (6,861)   (2,778)     (27,783)     (32,212)
                              ----------  ----------  --------  --------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                  788,750   1,101,238   301,712   102,356   (1,570,215)  (1,882,465)
                              ----------  ----------  --------  --------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      1,151,545   1,414,756   337,278   107,184     (660,136)     412,864
Contract owners' equity at
   beginning of period         1,529,386     114,630   107,184        --    9,606,351    9,193,487
                              ----------  ----------  --------  --------  -----------  -----------
Contract owners' equity at
   end of period              $2,680,931  $1,529,386  $444,462  $107,184  $ 8,946,215  $ 9,606,351
                              ==========  ==========  ========  ========  ===========  ===========

                                 2010        2009      2010      2009         2010         2009
                              ----------  ----------  --------  --------  -----------  -----------
Units, beginning of period       131,950      14,645     7,249        --      454,704      560,419
Units issued                      71,306     120,019    21,165     7,739        5,059        3,666
Units redeemed                     5,043       2,714     1,467       490       77,991      109,381
                              ----------  ----------  --------  --------  -----------  -----------
Units, end of period             198,213     131,950    26,947     7,249      381,772      454,704
                              ==========  ==========  ========  ========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    Blue Chip Growth           Blue Chip Growth          Capital Appreciation
                                        Series I                  Series II                    Series I
                              --------------------------  --------------------------  --------------------------
                                  2010          2009          2010          2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions
      received                $    209,998  $    343,907  $     59,504  $     92,107  $    212,896  $    241,058
Expenses:
   Mortality and expense
      risk and
      administrative charges    (3,686,113)   (3,502,832)   (1,762,976)   (1,577,487)   (2,116,985)   (1,412,368)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)    (3,476,115)   (3,158,925)   (1,703,472)   (1,485,380)   (1,904,089)   (1,171,310)
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --            --            --            --            --            --
   Net realized gain (loss)      9,610,820    (2,671,699)    1,540,875    (3,765,421)     (227,506)   (5,258,060)
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)          9,610,820    (2,671,699)    1,540,875    (3,765,421)     (227,506)   (5,258,060)
                              ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       27,027,492    87,263,486    14,973,031    38,695,393    15,507,120    38,693,631
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              33,162,197    81,432,862    14,810,434    33,444,592    13,375,525    32,264,261
                              ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments               593,162     1,072,463       626,783     2,147,925       643,471       293,110
   Transfers between
      sub-accounts and the
      company                   (9,401,345)  (16,288,883)      543,377    (4,253,005)   68,089,013    (6,527,226)
   Withdrawals                 (30,190,885)  (24,303,382)  (10,595,697)   (6,319,272)  (15,708,180)   (9,542,121)
   Annual contract fee            (576,232)     (641,328)     (419,642)     (437,333)     (403,107)     (317,933)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (39,575,300)  (40,161,130)   (9,845,179)   (8,861,685)   52,621,197   (16,094,170)
                              ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       (6,413,103)   41,271,732     4,965,255    24,582,907    65,996,722    16,170,091
Contract owners' equity at
   beginning of period         265,754,060   224,482,328   113,765,343    89,182,436   105,779,943    89,609,852
                              ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $259,340,957  $265,754,060  $118,730,598  $113,765,343  $171,776,665  $105,779,943
                              ============  ============  ============  ============  ============  ============

                                  2010          2009          2010          2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period      14,833,364    17,615,463     8,551,198     9,393,422    11,642,266    13,837,049
Units issued                       355,590       558,669       974,158     1,254,099     8,571,709       603,059
Units redeemed                   2,576,853     3,340,768     1,699,745     2,096,323     2,992,965     2,797,842
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, end of period            12,612,101    14,833,364     7,825,611     8,551,198    17,221,010    11,642,266
                              ============  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                Capital Appreciation       Capital Appreciation       CGTC Overseas Equity
                                     Series II               Value Series II               Series II
                              ------------------------  --------------------------  -----------------------
                                  2010         2009         2010          2009          2010        2009
                              -----------  -----------  ------------  ------------  -----------  ----------
Income:
   Dividend distributions
      received                $    14,737  $    28,235  $  3,838,839  $  5,304,684  $    16,611  $   55,969
Expenses:
   Mortality and expense
      risk and
      administrative charges   (1,054,583)    (842,589)   (4,518,115)   (3,782,798)     (17,030)    (47,208)
                              -----------  -----------  ------------  ------------  -----------  ----------
Net investment income (loss)   (1,039,846)    (814,354)     (679,276)    1,521,886         (419)      8,761
                              -----------  -----------  ------------  ------------  -----------  ----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --           --    33,307,897     1,429,388           --          --
   Net realized gain (loss)      (203,880)  (2,368,018)    1,728,961    (4,608,807)    (935,507)   (941,991)
                              -----------  -----------  ------------  ------------  -----------  ----------
Realized gains (losses)          (203,880)  (2,368,018)   35,036,858    (3,179,419)    (935,507)   (941,991)
                              -----------  -----------  ------------  ------------  -----------  ----------
Unrealized appreciation
   (depreciation) during the
   period                       7,025,083   21,300,742       482,838    71,870,119      886,766   1,680,199
                              -----------  -----------  ------------  ------------  -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from operations              5,781,357   18,118,370    34,840,420    70,212,586      (49,160)    746,969
                              -----------  -----------  ------------  ------------  -----------  ----------
Changes from principal
   transactions:
   Purchase payments              431,889      712,544     8,641,189    71,605,264        4,833      14,917
   Transfers between
      sub-accounts and the
      company                  10,690,683    1,851,085   (32,062,885)   52,668,067   (3,223,000)   (310,041)
   Withdrawals                 (5,876,621)  (3,324,313)  (12,562,245)   (7,156,302)     (94,667)   (262,540)
   Annual contract fee           (272,174)    (252,098)   (1,988,014)   (1,209,817)      (3,808)     (9,459)
                              -----------  -----------  ------------  ------------  -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 4,973,777   (1,012,782)  (37,971,955)  115,907,212   (3,316,642)   (567,123)
                              -----------  -----------  ------------  ------------  -----------  ----------
Total increase (decrease)
   in contract owners'
   equity                      10,755,134   17,105,588    (3,131,535)  186,119,798   (3,365,802)    179,846
Contract owners' equity at
   beginning of period         62,885,529   45,779,941   315,680,032   129,560,234    3,365,802   3,185,956
                              -----------  -----------  ------------  ------------  -----------  ----------
Contract owners' equity at
   end of period              $73,640,663  $62,885,529  $312,548,497  $315,680,032  $        --  $3,365,802
                              ===========  ===========  ============  ============  ===========  ==========

                                  2010         2009          2010          2009         2010        2009
                              -----------  -----------  ------------  ------------  -----------  ----------
Units, beginning of period      4,634,291    4,711,470    27,231,439    14,299,260      233,650     284,112
Units issued                    1,406,705      813,424       657,410    15,832,862       16,317      49,076
Units redeemed                  1,105,117      890,603     3,815,978     2,900,683      249,967      99,538
                              -----------  -----------  ------------  ------------  -----------  ----------
Units, end of period            4,935,879    4,634,291    24,072,871    27,231,439           --     233,650
                              ===========  ===========  ============  ============  ===========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                Core Allocation Plus       Core Allocation Plus          Core Allocation
                                      Series I                  Series II                   Series I
                              ------------------------  --------------------------  -----------------------
                                  2010         2009         2010          2009          2010         2009
                              -----------  -----------  ------------  ------------  -----------  ----------
Income:
   Dividend distributions
      received                $   228,276  $   283,438  $  1,336,666  $  1,900,829  $   219,307  $  121,554
Expenses:
   Mortality and expense
      risk and
      administrative charges     (180,269)    (116,591)   (2,189,468)   (1,676,423)     (59,216)     (9,079)
                              -----------  -----------  ------------  ------------  -----------  ----------
Net investment income (loss)       48,007      166,847      (852,802)      224,406      160,091     112,475
                              -----------  -----------  ------------  ------------  -----------  ----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received      327,402      644,770     2,403,701     4,926,244       45,609          --
   Net realized gain (loss)       (93,532)    (139,442)      249,921    (1,789,414)      44,122       4,831
                              -----------  -----------  ------------  ------------  -----------  ----------
Realized gains (losses)           233,870      505,328     2,653,622     3,136,830       89,731       4,831
                              -----------  -----------  ------------  ------------  -----------  ----------
Unrealized appreciation
   (depreciation) during the
   period                       1,593,693    2,723,788    10,375,671    25,467,435      545,721      90,783
                              -----------  -----------  ------------  ------------  -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from operations              1,875,570    3,395,963    12,176,491    28,828,671      795,543     208,089
                              -----------  -----------  ------------  ------------  -----------  ----------
Changes from principal
   transactions:
   Purchase payments              837,289    5,026,174     3,570,698    38,839,498    2,773,093   2,621,520
   Transfers between
      sub-accounts and the
      company                      19,997    7,263,735    (6,558,293)   37,584,613    3,298,957     824,313
   Withdrawals                   (687,651)     (88,375)   (4,596,731)   (2,400,847)     (53,506)    (13,766)
   Annual contract fee           (130,935)    (169,845)     (982,996)     (502,560)    (140,889)    (79,510)
                              -----------  -----------  ------------  ------------  -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                    38,700   12,031,689    (8,567,322)   73,520,704    5,877,655   3,352,557
                              -----------  -----------  ------------  ------------  -----------  ----------
Total increase (decrease)
   in contract owners'
   equity                       1,914,270   15,427,652     3,609,169   102,349,375    6,673,198   3,560,646
Contract owners' equity at
   beginning of period         19,574,372    4,146,720   148,644,338    46,294,963    3,560,646          --
                              -----------  -----------  ------------  ------------  -----------  ----------
Contract owners' equity at
   end of period              $21,488,642  $19,574,372  $152,253,507  $148,644,338  $10,233,844  $3,560,646
                              ===========  ===========  ============  ============  ===========  ==========

                                  2010         2009          2010          2009         2010        2009
                              -----------  -----------  ------------  ------------  -----------  ----------
Units, beginning of period      1,748,762      459,578    13,789,949     5,294,414      240,937          --
Units issued                      145,582    1,342,944       443,421     9,488,321      407,364     246,854
Units redeemed                    141,397       53,760     1,235,341       992,786       19,069       5,917
                              -----------  -----------  ------------  ------------  -----------  ----------
Units, end of period            1,752,947    1,748,762    12,998,029    13,789,949      629,232     240,937
                              ===========  ===========  ============  ============  ===========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    Core Allocation           Core Balanced             Core Balanced
                                       Series II                Series I                  Series II
                              ------------------------  -----------------------  -------------------------
                                  2010         2009         2010        2009         2010          2009
                              -----------  -----------  -----------  ----------  ------------  -----------
Income:
   Dividend distributions
      received                $ 1,335,651  $   902,264  $   321,172  $   80,917  $  1,893,800  $   636,623
Expenses:
   Mortality and expense
      risk and
      administrative charges     (660,168)    (141,016)    (103,084)    (13,022)   (1,147,194)    (225,014)
                              -----------  -----------  -----------  ----------  ------------  -----------
Net investment income (loss)      675,483      761,248      218,088      67,895       746,606      411,609
                              -----------  -----------  -----------  ----------  ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received      298,015           --       41,838          --       293,698           --
   Net realized gain (loss)       921,451      286,216       88,520       7,983     1,682,090      304,942
                              -----------  -----------  -----------  ----------  ------------  -----------
Realized gains (losses)         1,219,466      286,216      130,358       7,983     1,975,788      304,942
                              -----------  -----------  -----------  ----------  ------------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       2,837,341      939,252    1,209,701     224,017     7,135,451    2,646,009
                              -----------  -----------  -----------  ----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              4,732,290    1,986,716    1,558,147     299,895     9,857,845    3,362,560
                              -----------  -----------  -----------  ----------  ------------  -----------
Changes from principal
   transactions:
   Purchase payments           18,818,407   10,154,675    6,083,089   3,088,694    44,457,342   13,071,968
   Transfers between
      sub-accounts and the
      company                  20,122,370   15,941,950    6,931,427   1,796,569    30,874,182   28,452,907
   Withdrawals                 (2,972,490)     (84,700)    (285,084)    (15,462)   (3,025,004)    (579,353)
   Annual contract fee           (268,048)     (48,958)    (268,082)   (108,440)     (418,616)     (69,851)
                              -----------  -----------  -----------  ----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                35,700,239   25,962,967   12,461,350   4,761,361    71,887,904   40,875,671
                              -----------  -----------  -----------  ----------  ------------  -----------
Total increase (decrease)
   in contract owners'
   equity                      40,432,529   27,949,683   14,019,497   5,061,256    81,745,749   44,238,231
Contract owners' equity at
   beginning of period         27,949,683           --    5,061,256          --    44,238,231           --
                              -----------  -----------  -----------  ----------  ------------  -----------
Contract owners' equity at
   end of period              $68,382,212  $27,949,683  $19,080,753  $5,061,256  $125,983,980  $44,238,231
                              ===========  ===========  ===========  ==========  ============  ===========

                                  2010         2009         2010        2009          2010         2009
                              -----------  -----------  -----------  ----------  ------------  -----------
Units, beginning of period      1,858,723           --      343,325          --     2,944,076           --
Units issued                    3,166,458    2,148,714      854,229     346,751     5,797,356    3,163,373
Units redeemed                    854,341      289,991       33,717       3,426     1,147,988      219,297
                              -----------  -----------  -----------  ----------  ------------  -----------
Units, end of period            4,170,840    1,858,723    1,163,837     343,325     7,593,444    2,944,076
                              ===========  ===========  ===========  ==========  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                      Core Disciplined
                              Core Balanced Strategy                                   Diversification
                                    Series NAV          Core Bond Series II               Series II
                              ----------------------  ------------------------  --------------------------
                                 2010        2009         2010         2009         2010          2009
                              ----------  ----------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions
      received                $   87,134  $   50,143  $   319,807  $   252,562  $  2,177,871  $  1,112,798
Expenses:
   Mortality and expense
      risk and
      administrative charges     (52,917)     (6,946)    (201,348)    (186,604)   (1,319,865)     (287,016)
                              ----------  ----------  -----------  -----------  ------------  ------------
Net investment income (loss)      34,217      43,197      118,459       65,958       858,006       825,782
                              ----------  ----------  -----------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received       4,333          --      118,713           --       299,869            --
   Net realized gain (loss)       12,874       2,048      674,194      199,807     1,493,511       318,478
                              ----------  ----------  -----------  -----------  ------------  ------------
Realized gains (losses)           17,207       2,048      792,907      199,807     1,793,380       318,478
                              ----------  ----------  -----------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                        233,060     (15,127)    (258,221)     660,934     7,536,687     2,927,967
                              ----------  ----------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations               284,484      30,118      653,145      926,699    10,188,073     4,072,227
                              ----------  ----------  -----------  -----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments             817,037   2,661,380       58,403       77,238    31,347,883    16,529,339
   Transfers between
      sub-accounts and the
      company                     (3,374)     39,674    2,065,420    3,253,899    43,183,159    36,863,569
   Withdrawals                  (308,739)     10,848   (1,506,844)  (1,151,158)   (3,582,674)     (262,221)
   Annual contract fee                            --      (37,132)     (40,004)     (474,113)      (88,989)
                              ----------  ----------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                  504,924   2,711,902      579,847    2,139,975    70,474,255    53,041,698
                              ----------  ----------  -----------  -----------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                        789,408   2,742,020    1,232,992    3,066,674    80,662,328    57,113,925
Contract owners' equity at
   beginning of period         2,742,020          --   11,526,631    8,459,957    57,113,925            --
                              ----------  ----------  -----------  -----------  ------------  ------------
Contract owners' equity at
   end of period              $3,531,428  $2,742,020  $12,759,623  $11,526,631  $137,776,253  $ 57,113,925
                              ==========  ==========  ===========  ===========  ============  ============

                                 2010        2009         2010         2009         2010          2009
                              ----------  ----------  -----------  -----------  ------------  ------------
Units, beginning of period       200,571          --      792,126      628,118     3,711,559            --
Units issued                      58,475     209,120      478,914      993,038     5,194,226     3,958,581
Units redeemed                    22,223       8,549      438,448      829,030       806,742       247,022
                              ----------  ----------  -----------  -----------  ------------  ------------
Units, end of period             236,823     200,571      832,592      792,126     8,099,043     3,711,559
                              ==========  ==========  ===========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                   Core Fundamental          Core Fundamental             Core Global
                                  Holdings Series II       Holdings Series III     Diversification Series II
                              -------------------------  -----------------------  --------------------------
                                  2010          2009         2010        2009         2010          2009
                              ------------  -----------  -----------  ----------  ------------  ------------
Income:
   Dividend distributions
      received                $  3,086,125  $ 1,380,210  $   366,483  $  170,302  $  4,384,353  $  1,484,407
Expenses:
   Mortality and expense
      risk and
      administrative charges    (2,069,485)    (445,943)    (128,462)    (27,623)   (2,649,049)     (497,401)
                              ------------  -----------  -----------  ----------  ------------  ------------
Net investment income (loss)     1,016,640      934,267      238,021     142,679     1,735,304       987,006
                              ------------  -----------  -----------  ----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received     1,017,438           --       96,037          --     1,880,346            --
   Net realized gain (loss)      2,281,820      203,492      146,742      49,360     2,167,234       441,722
                              ------------  -----------  -----------  ----------  ------------  ------------
Realized gains (losses)          3,299,258      203,492      242,779      49,360     4,047,580       441,722
                              ------------  -----------  -----------  ----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                        9,444,260    4,808,596      926,706     457,025     8,069,765     4,065,194
                              ------------  -----------  -----------  ----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              13,760,158    5,946,355    1,407,506     649,064    13,852,649     5,493,922
                              ------------  -----------  -----------  ----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            64,808,128   46,952,023    5,058,869   6,843,114    57,634,792    32,188,704
   Transfers between
      sub-accounts and the
      company                   38,396,420   45,147,167    4,353,834   2,140,451    78,572,177    78,176,784
   Withdrawals                  (6,248,373)    (453,360)    (277,711)     (3,194)   (7,765,194)      (76,869)
   Annual contract fee            (847,454)     (84,505)    (260,480)   (204,074)   (1,024,644)     (141,003)
                              ------------  -----------  -----------  ----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 96,108,721   91,561,325    8,874,512   8,776,297   127,417,131   110,147,616
                              ------------  -----------  -----------  ----------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                      109,868,879   97,507,680   10,282,018   9,425,361   141,269,780   115,641,538
Contract owners' equity at
   beginning of period          97,507,680           --    9,425,361          --   115,641,538            --
                              ------------  -----------  -----------  ----------  ------------  ------------
Contract owners' equity at
   end of period              $207,376,559  $97,507,680  $19,707,379  $9,425,361  $256,911,318  $115,641,538
                              ============  ===========  ===========  ==========  ============  ============

                                  2010          2009         2010        2009         2010          2009
                              ------------  -----------  -----------  ----------  ------------  ------------
Units, beginning of period       6,628,031           --      651,197          --     7,610,718            --
Units issued                     7,776,407    6,850,775      664,700     681,445    10,140,364     8,065,506
Units redeemed                   1,368,417      222,744       67,599      30,248     1,911,550       454,788
                              ------------  -----------  -----------  ----------  ------------  ------------
Units, end of period            13,036,021    6,628,031    1,248,298     651,197    15,839,532     7,610,718
                              ============  ===========  ===========  ==========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    Core Global
                                  Diversification
                                     Series III          Core Strategy Series II   Core Strategy Series NAV
                              -----------------------  --------------------------  ------------------------
                                  2010        2009         2010          2009          2010        2009
                              -----------  ----------  ------------  ------------  -----------   ----------
Income:
   Dividend distributions
      received                $   335,087  $  103,428  $ 12,307,651  $  8,444,074   $   154,717  $  108,160
Expenses:
   Mortality and expense
      risk and
      administrative charges     (103,584)    (14,833)   (8,505,482)   (6,516,055)      (79,809)    (23,169)
                              -----------  ----------  ------------  ------------   -----------  ----------
Net investment income (loss)      231,503      88,595     3,802,169     1,928,019        74,908      84,991
                              -----------  ----------  ------------  ------------   -----------  ----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received      130,267          --            --     2,144,094            --          --
   Net realized gain (loss)       145,485       8,541    (7,016,599)  (11,815,215)      220,871      21,433
                              -----------  ----------  ------------  ------------   -----------  ----------
Realized gains (losses)           275,752       8,541    (7,016,599)   (9,671,121)      220,871      21,433
                              -----------  ----------  ------------  ------------   -----------  ----------
Unrealized appreciation
   (depreciation) during the
   period                         599,107     205,649    60,992,691    95,762,151       397,355     345,351
                              -----------  ----------  ------------  ------------   -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from operations              1,106,362     302,785    57,778,261    88,019,049       693,134     451,775
                              -----------  ----------  ------------  ------------   -----------  ----------
Changes from principal
   transactions:
   Purchase payments            4,129,273   5,040,617    48,025,271    99,816,853     1,753,677   5,719,582
   Transfers between
      sub-accounts and the
      company                   4,994,245   1,015,126     7,535,037    43,059,801       139,878      67,630
   Withdrawals                   (121,485)     14,403   (23,064,401)   (9,773,169)   (1,597,474)    (90,350)
   Annual contract fee           (203,048)   (150,038)   (3,821,225)   (2,772,691)          (14)   (117,645)
                              -----------  ----------  ------------  ------------   -----------  ----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 8,798,985   5,920,108    28,674,682   130,330,794       296,067   5,579,217
                              -----------  ----------  ------------  ------------   -----------  ----------
Total increase (decrease)
   in contract owners'
   equity                       9,905,347   6,222,893    86,452,943   218,349,843       989,201   6,030,992
Contract owners' equity at
   beginning of period          6,222,893          --   536,844,955   318,495,112     6,030,992          --
                              -----------  ----------  ------------  ------------   -----------  ----------
Contract owners' equity at
   end of period              $16,128,240  $6,222,893  $623,297,898  $536,844,955   $ 7,020,193  $6,030,992
                              ===========  ==========  ============  ============   ===========  ==========

                                  2010        2009         2010          2009          2010        2009
                              -----------  ----------  ------------  ------------  -----------   ----------
Units, beginning of period        416,864          --    43,900,932    31,256,689       422,492          --
Units issued                      662,100     427,239     6,069,403    16,577,258       135,526     448,608
Units redeemed                     76,091      10,375     3,930,484     3,933,015       115,839      26,116
                              -----------  ----------  ------------  ------------   -----------  ----------
Units, end of period            1,002,873     416,864    46,039,851    43,900,932       442,179     422,492
                              ===========  ==========  ============  ============   ===========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Disciplined
                               Diversification Series II    DWS Equity 500 Index      Equity-Income Series I
                              --------------------------  ------------------------  --------------------------
                                  2010          2009          2010         2009         2010          2009
                              ------------  ------------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions
      received                $  3,045,901  $  3,681,538  $   241,625  $   381,049  $  4,726,544  $  5,177,813
Expenses:
   Mortality and expense
      risk and
      administrative charges    (3,152,596)   (2,474,616)    (246,582)    (238,223)   (3,818,111)   (3,637,080)
                              ------------  ------------  -----------  -----------  ------------  ------------
Net investment income (loss)      (106,695)    1,206,922       (4,957)     142,826       908,433     1,540,733
                              ------------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --     1,420,130           --           --            --            --
   Net realized gain (loss)      1,189,310    (2,814,369)    (444,425)  (1,200,548)   (8,706,655)  (26,074,328)
                              ------------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses)          1,189,310    (1,394,239)    (444,425)  (1,200,548)   (8,706,655)  (26,074,328)
                              ------------  ------------  -----------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       23,077,659    47,780,437    2,219,056    4,287,047    39,884,690    76,895,466
                              ------------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              24,160,274    47,593,120    1,769,674    3,229,325    32,086,468    52,361,871
                              ------------  ------------  -----------  -----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments             7,513,339    64,123,251      127,682       92,858       588,119       714,010
   Transfers between
      sub-accounts and the
      company                   (5,865,554)   27,089,454     (638,621)  (1,504,970)   (5,850,207)  (16,321,131)
   Withdrawals                  (6,320,285)   (4,001,160)  (1,826,016)    (866,064)  (33,481,330)  (27,507,607)
   Annual contract fee          (1,399,431)     (727,588)     (99,164)    (104,482)     (478,941)     (531,646)
                              ------------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 (6,071,931)   86,483,957   (2,436,119)  (2,382,658)  (39,222,359)  (43,646,374)
                              ------------  ------------  -----------  -----------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       18,088,343   134,077,077     (666,445)     846,667    (7,135,891)    8,715,497
Contract owners' equity at
   beginning of period         213,163,087    79,086,010   16,616,008   15,769,341   270,462,107   261,746,610
                              ------------  ------------  -----------  -----------  ------------  ------------
Contract owners' equity at
   end of period              $231,251,430  $213,163,087  $15,949,563  $16,616,008  $263,326,216  $270,462,107
                              ============  ============  ===========  ===========  ============  ============

                                  2010          2009          2010         2009         2010          2009
                              ------------  ------------  -----------  -----------  ------------  ------------
Units, beginning of period      18,658,677     8,663,009      956,770    1,125,518    11,371,365    13,650,160
Units issued                       832,481    12,654,961       34,847       28,805       360,610       559,298
Units redeemed                   1,348,074     2,659,293      174,380      197,553     2,033,498     2,838,093
                              ------------  ------------  -----------  -----------  ------------  ------------
Units, end of period            18,143,084    18,658,677      817,237      956,770     9,698,477    11,371,365
                              ============  ============  ===========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  Financial                 Financial
                                Equity-Income Series II       Services Series I        Services Series II
                              --------------------------  ------------------------  ------------------------
                                  2010          2009          2010         2009         2010         2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions     $  2,430,801  $  2,485,164  $    47,727  $   108,696  $    33,908  $   126,382
Expenses:
   Mortality and expense
      risk and
      administrative charges    (2,300,414)   (2,028,987)    (243,651)    (236,382)    (415,878)    (391,617)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net investment income (loss)       130,387       456,177     (195,924)    (127,686)    (381,970)    (265,235)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --           --           --           --           --
   Net realized gain (loss)     (9,997,611)  (18,603,395)    (961,485)  (5,718,619)  (2,728,055)  (8,977,439)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses)         (9,997,611)  (18,603,395)    (961,485)  (5,718,619)  (2,728,055)  (8,977,439)
                              ------------  ------------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       27,660,513    45,914,588    2,634,114   11,014,382    5,543,249   17,427,696
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              17,793,289    27,767,370    1,476,705    5,168,077    2,433,224    8,185,022
                              ------------  ------------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments             1,234,120     2,926,683       46,399       59,167      195,834      701,805
   Transfers between
      sub-accounts and the
      company                    2,003,853       (19,476)  (1,112,623)    (354,811)  (1,836,369)    (691,847)
   Withdrawals                 (15,440,092)   (8,336,987)  (2,148,378)  (1,338,218)  (2,725,508)  (2,198,104)
   Annual contract fee            (513,387)     (524,357)     (65,333)     (72,902)     (98,338)    (108,129)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (12,715,506)   (5,954,137)  (3,279,935)  (1,706,764)  (4,464,381)  (2,296,275)
                              ------------  ------------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                        5,077,783    21,813,233   (1,803,230)   3,461,313   (2,031,157)   5,888,747
Contract owners' equity at
   beginning of period         148,221,786   126,408,553   17,661,712   14,200,399   29,096,166   23,207,419
                              ------------  ------------  -----------  -----------  -----------  -----------
 Contract owners'
   equity at end of
   period                     $153,299,569  $148,221,786  $ 15,858,482 $17,661,712  $27,065,009  $29,096,166
                              ============  ============  ===========  ===========  ===========  ===========

                                  2010          2009          2010         2009         2010         2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, beginning of period      10,954,397    11,489,143    1,449,855    1,623,612    2,251,332    2,476,693
Units issued                     1,244,991     1,960,438      111,913      480,142      238,668      698,450
Units redeemed                   2,168,075     2,495,184      384,373      653,899      584,069      923,811
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, end of period            10,031,313    10,954,397    1,177,395    1,449,855    1,905,931    2,251,332
                              ============  ============  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Founding
                                 Allocation Series I     Founding Allocation Series II  Fundamental Value Series I
                              ------------------------  ------------------------------  --------------------------
                                  2010        2009           2010            2009           2010          2009
                              -----------  ----------- ---------------  --------------  ------------  ------------
Income:
   Dividend distributions     $ 1,682,661  $ 1,533,280  $   42,813,509  $   42,876,539  $  3,723,819  $  3,045,019
Expenses:
   Mortality and expense
      risk and
      administrative charges     (386,504)    (257,693)    (18,621,581)    (17,039,992)   (5,084,350)   (4,888,125)
                              -----------  -----------  --------------  --------------  ------------  ------------
Net investment income (loss)    1,296,157    1,275,587      24,191,928      25,836,547    (1,360,531)   (1,843,106)
                              -----------  -----------  --------------  --------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --           --              --              --            --            --
   Net realized gain (loss)      (616,958)    (476,896)    (46,492,423)    (65,403,100)   11,235,766   (17,878,279)
                              -----------  -----------  --------------  --------------  ------------  ------------
Realized gains (losses)          (616,958)    (476,896)    (46,492,423)    (65,403,100)   11,235,766   (17,878,279)
                              -----------  -----------  --------------  --------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       3,372,042    8,641,751     122,831,559     331,376,127    26,643,780   106,925,088
                              -----------  -----------  --------------  --------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              4,051,241    9,440,442     100,531,064     291,809,574    36,519,015    87,203,703
                              -----------  -----------  --------------  --------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            2,197,064   10,055,361      12,551,345      22,059,006     1,016,772     1,515,185
   Transfers between
      sub-accounts and the
      company                  (1,328,321)  12,402,570     (68,943,924)    (43,223,208)  (11,941,617)  (18,761,576)
   Withdrawals                 (1,182,007)    (262,817)    (55,049,152)    (35,913,109)  (42,770,852)  (37,214,221)
   Annual contract fee           (275,172)    (404,106)     (8,497,049)     (8,588,854)     (702,989)     (794,114)
                              -----------  -----------  --------------  --------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                  (588,436)  21,791,008    (119,938,780)    (65,666,165)  (54,398,686)  (55,254,726)
                              -----------  -----------  --------------  --------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       3,462,805   31,231,450     (19,407,716)    226,143,409   (17,879,671)   31,948,977
Contract owners' equity at
   beginning of period         42,902,752   11,671,302   1,261,885,677   1,035,742,268   368,109,463   336,160,486
                              -----------  -----------  --------------  --------------  ------------  ------------
Contract owners' equity at
   end of period              $46,365,557  $42,902,752  $1,242,477,961  $1,261,885,677  $350,229,792  $368,109,463
                              ===========  ===========  ==============  ==============  ============  ============

                                  2010        2009           2010            2009           2010          2009
                              -----------  ----------- ---------------  --------------  ------------  ------------
Units, beginning of period      3,793,835    1,344,727     128,398,406     136,082,295    28,241,296    33,466,331
Units issued                      254,476    2,590,662         580,419       4,923,965       481,616       867,144
Units redeemed                    310,053      141,554      12,718,729      12,607,854     4,599,782     6,092,179
                              -----------  -----------  --------------  --------------  ------------  ------------
Units, end of period            3,738,258    3,793,835     116,260,096     128,398,406    24,123,130    28,241,296
                              ===========  ===========  ==============  ==============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Fundamental
                                    Value Series II          Global Allocation       Global Bond Series I
                              --------------------------  ----------------------  --------------------------
                                  2010          2009         2010        2009         2010          2009
                              ------------  ------------  ----------  ----------  ------------  ------------
Income:
   Dividend distributions     $  2,587,816  $  1,950,053  $   10,723  $   18,153  $  2,615,856  $  9,304,604
Expenses:
   Mortality and expense
      risk and
      administrative charges    (4,604,386)   (4,251,494)    (14,569)    (14,534)   (1,155,910)   (1,130,728)
                              ------------  ------------  ----------  ----------  ------------  ------------
Net investment income (loss)    (2,016,570)   (2,301,441)     (3,846)      3,619     1,459,946     8,173,876
                              ------------  ------------  ----------  ----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --       5,362          --            --    10,390,495
   Net realized gain (loss)     (8,392,601)  (17,604,679)     25,195      27,517    (4,146,575)   (4,590,601)
                              ------------  ------------  ----------  ----------  ------------  ------------
Realized gains (losses)         (8,392,601)  (17,604,679)     30,557      27,517    (4,146,575)    5,799,894
                              ------------  ------------  ----------  ----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       41,356,915    92,153,695      53,208     148,636     9,160,409    (4,681,323)
                              ------------  ------------  ----------  ----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              30,947,744    72,247,575      79,919     179,772     6,473,780     9,292,447
                              ------------  ------------  ----------  ----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments             1,671,564     3,073,409          --          --     1,076,388       564,417
   Transfers between
      sub-accounts and the
      company                  (14,696,718)   (3,881,052)    (36,729)    (86,524)   (2,459,663)     (154,571)
   Withdrawals                 (26,365,755)  (16,179,716)    (78,526)    (47,557)  (10,969,617)  (10,939,594)
   Annual contract fee          (1,245,407)   (1,313,646)     (2,563)     (3,087)     (170,035)     (175,623)
                              ------------  ------------  ----------  ----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (40,636,316)  (18,301,005)   (117,818)   (137,168)  (12,522,927)  (10,705,371)
                              ------------  ------------  ----------  ----------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       (9,688,572)   53,946,570     (37,899)     42,604    (6,049,147)   (1,412,924)
Contract owners' equity at
   beginning of period         305,287,199   251,340,629   1,080,268   1,037,664    80,082,736    81,495,660
                              ------------  ------------  ----------  ----------  ------------  ------------
Contract owners' equity at
   end of period              $295,598,627  $305,287,199  $1,042,369  $1,080,268  $ 74,033,589  $ 80,082,736
                              ============  ============  ==========  ==========  ============  ============

                                  2010          2009         2010        2009         2010          2009
                              ------------  ------------  ----------  ----------  ------------  ------------
Units, beginning of period      22,342,435    23,786,071      69,919      79,691     3,158,491     3,602,575
Units issued                       892,300     2,514,162         109         255       536,868       654,845
Units redeemed                   3,730,974     3,957,798       6,365      10,027       987,025     1,098,929
                              ------------  ------------  ----------  ----------  ------------  ------------
Units, end of period            19,503,761    22,342,435      63,663      69,919     2,708,334     3,158,491
                              ============  ============  ==========  ==========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                 Global Bond Series II       Global Trust Series I     Global Trust Series II
                              --------------------------  --------------------------  ------------------------
                                  2010          2009          2010          2009         2010          2009
                              ------------  ------------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions     $  5,581,573  $ 18,219,463  $  2,287,749  $  2,229,233  $   367,753  $   382,998
Expenses:
   Mortality and expense
      risk and
      administrative charges    (2,782,077)   (2,489,532)   (1,889,755)   (1,712,182)    (442,835)    (420,478)
                              ------------  ------------  ------------  ------------  -----------  -----------
Net investment income (loss)     2,799,496    15,729,931       397,994       517,051      (75,082)     (37,480)
                              ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --    20,377,073            --            --           --           --
   Net realized gain (loss)     (7,226,497)   (5,718,724)      797,255    (4,024,609)  (1,781,711)  (2,729,076)
                              ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses)         (7,226,497)   14,658,349       797,255    (4,024,609)  (1,781,711)  (2,729,076)
                              ------------  ------------  ------------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       18,150,692   (11,712,850)    8,206,707    40,425,172    3,316,759    9,667,640
                              ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              13,723,691    18,675,430     9,401,956    36,917,614    1,459,966    6,901,084
                              ------------  ------------  ------------  ------------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments             1,197,234     4,616,448     1,813,686    13,557,475      119,550      129,062
   Transfers between
      sub-accounts and the
      company                    4,641,797     9,582,651    (1,763,834)    8,777,532     (291,866)  (1,793,498)
   Withdrawals                 (18,727,611)  (10,557,158)  (12,645,470)  (10,996,554)  (2,739,859)  (1,245,895)
   Annual contract fee            (679,950)     (701,115)     (411,992)     (625,659)    (131,025)    (146,223)
                              ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (13,568,530)    2,940,826   (13,007,610)   10,712,794   (3,043,200)  (3,056,554)
                              ------------  ------------  ------------  ------------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                          155,161    21,616,256    (3,605,654)   47,630,408   (1,583,234)   3,844,530
Contract owners' equity at
   beginning of period         176,112,067   154,495,811   157,233,725   109,603,317   30,509,687   26,665,157
                              ------------  ------------  ------------  ------------  -----------  -----------
Contract owners' equity at
   end of period              $176,267,228  $176,112,067  $153,628,071  $157,233,725  $28,926,453  $30,509,687
                              ============  ============  ============  ============  ===========  ===========

                                  2010          2009          2010          2009         2010          2009
                              ------------  ------------  ------------  ------------  -----------  -----------
Units, beginning of period       9,499,821     9,374,175     9,049,797     6,778,204    2,125,503    2,397,618
Units issued                     1,454,827     2,132,217       629,426     3,480,690      165,247      121,491
Units redeemed                   2,167,440     2,006,571     1,139,209     1,209,097      386,845      393,606
                              ------------  ------------  ------------  ------------  -----------  -----------
Units, end of period             8,787,208     9,499,821     8,540,014     9,049,797    1,903,905    2,125,503
                              ============  ============  ============  ============  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  Health
                               Health Sciences Series I     Sciences Series II       High Income Series II
                              -------------------------  ------------------------  ------------------------
                                  2010          2009         2010         2009         2010        2009
                              -----------   -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions     $        --   $        --  $        --  $        --  $ 6,981,184  $ 1,514,432
Expenses:
   Mortality and expense
      risk and
      administrative charges     (583,907)     (557,402)    (765,618)    (682,595)    (294,113)    (129,346)
                              -----------   -----------  -----------  -----------  -----------  -----------
Net investment income (loss)     (583,907)     (557,402)    (765,618)    (682,595)   6,687,071    1,385,086
                              -----------   -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --       511,091           --      622,631           --           --
   Net realized gain (loss)    (1,072,124)   (4,548,913)  (1,300,308)  (6,844,947)   2,330,818    1,645,855
                              -----------   -----------  -----------  -----------  -----------  -----------
Realized gains (losses)        (1,072,124)   (4,037,822)  (1,300,308)  (6,222,316)   2,330,818    1,645,855
                              -----------   -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       6,469,642    13,941,033    7,993,467   17,554,746   (7,252,365)   1,832,614
                              -----------   -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              4,813,611     9,345,809    5,927,541   10,649,835    1,765,524    4,863,555
                              -----------   -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments               98,538       187,012      484,627      784,576       63,774      257,898
   Transfers between
      sub-accounts and the
      company                  (1,656,690)   (2,318,534)   1,293,558   (1,707,282)   3,960,096   12,980,097
   Withdrawals                 (4,386,450)   (3,740,396)  (4,643,898)  (3,449,180)  (3,236,036)    (907,363)
   Annual contract fee           (144,694)     (157,850)    (190,320)    (199,612)     (45,117)     (18,826)
                              -----------   -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (6,089,296)   (6,029,768)  (3,056,033)  (4,571,498)     742,717   12,311,806
                              -----------   -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      (1,275,685)    3,316,041    2,871,508    6,078,337    2,508,241   17,175,361
Contract owners' equity at
   beginning of period         40,344,711    37,028,670   47,856,831   41,778,494   18,649,559    1,474,198
                              -----------   -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $39,069,026   $40,344,711  $50,728,339  $47,856,831  $21,157,800  $18,649,559
                              ===========   ===========  ===========  ===========  ===========  ===========

                                  2010          2009         2010         2009         2010        2009
                              -----------   -----------  -----------  -----------  -----------  -----------
Units, beginning of period      2,244,079     2,672,652    2,552,746    2,875,694    1,626,192      230,474
Units issued                      224,265       378,859      513,581      730,985    2,279,211    2,854,287
Units redeemed                    561,418       807,432      675,542    1,053,933    2,218,551    1,458,569
                              -----------   -----------  -----------  -----------  -----------  -----------
Units, end of period            1,906,926     2,244,079    2,390,785    2,552,746    1,686,852    1,626,192
                              ===========   ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                           International
                                  High Yield Series I        High Yield Series II          Core Series I
                              --------------------------  -------------------------  ------------------------
                                  2010          2009          2010         2009          2010        2009
                              ------------  ------------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions     $ 21,933,330  $  6,770,940  $ 29,589,869  $ 8,849,678  $   626,444  $   839,115
Expenses:
   Mortality and expense
      risk and
      administrative charges      (904,269)     (870,537)   (1,169,639)  (1,087,840)    (511,968)    (522,753)
                              ------------  ------------  ------------  -----------  -----------  -----------
Net investment income (loss)    21,029,061     5,900,403    28,420,230    7,761,838      114,476      316,362
                              ------------  ------------  ------------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --            --           --           --    1,033,051
   Net realized gain (loss)      7,993,291   (10,902,200)    8,102,139   (8,939,681)  (3,897,329)  (3,919,101)
                              ------------  ------------  ------------  -----------  -----------  -----------
Realized gains (losses)          7,993,291   (10,902,200)    8,102,139   (8,939,681)  (3,897,329)  (2,886,050)
                              ------------  ------------  ------------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                      (22,447,554)   29,275,029   (30,854,879)  29,241,046    6,218,614    7,753,557
                              ------------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations               6,574,798    24,273,232     5,667,490   28,063,203    2,435,761    5,183,869
                              ------------  ------------  ------------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments               338,931       213,626       588,381    2,534,810      114,123       85,565
   Transfers between
      sub-accounts and the
      company                   (3,272,274)    5,045,751    (6,538,111)  15,379,193     (999,018)  (1,699,868)
   Withdrawals                  (9,280,119)   (8,016,651)   (9,165,032)  (5,583,203)  (3,829,456)  (3,526,692)
   Annual contract fee            (105,991)     (111,398)     (180,887)    (187,407)     (94,064)    (104,520)
                              ------------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (12,319,453)   (2,868,672)  (15,295,649)  12,143,393   (4,808,415)  (5,245,515)
                              ------------  ------------  ------------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                       (5,744,655)   21,404,560    (9,628,159)  40,206,596   (2,372,654)     (61,646)
Contract owners' equity at
   beginning of period          67,491,418    46,086,858    90,801,684   50,595,088   37,608,478   37,670,124
                              ------------  ------------  ------------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $ 61,746,763  $ 67,491,418  $ 81,173,525  $90,801,684  $35,235,824  $37,608,478
                              ============  ============  ============  ===========  ===========  ===========

                                  2010          2009          2010         2009          2010        2009
                              ------------  ------------  ------------  -----------  -----------  -----------
Units, beginning of period       3,881,038     4,032,014     5,173,978    4,362,481    2,759,093    3,231,431
Units issued                     2,265,177     2,414,224     4,784,892    5,197,898      194,367      217,837
Units redeemed                   2,980,349     2,565,200     5,815,848    4,386,401      556,397      690,175
                              ------------  ------------  ------------  -----------  -----------  -----------
Units, end of period             3,165,866     3,881,038     4,143,022    5,173,978    2,397,063    2,759,093
                              ============  ============  ============  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    International             International             International
                                   Core Series II        Equity Index A Series I  Equity Index A Series II
                              ------------------------  ------------------------  ------------------------
                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions     $   412,768  $   510,010  $   640,977  $ 1,712,786  $   647,184  $ 2,001,628
Expenses:
   Mortality and expense
      risk and
      administrative charges     (404,803)    (379,865)    (372,344)    (192,916)    (455,553)    (228,273)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)        7,965      130,145      268,633    1,519,870      191,631    1,773,355
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --      669,029    8,834,542           --   10,186,797           --
   Net realized gain (loss)    (3,476,984)  (5,022,887)  (4,268,501)  (2,242,923)  (5,000,501)    (963,692)
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)        (3,476,984)  (4,353,858)   4,566,041   (2,242,923)   5,186,296     (963,692)
                              -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       5,288,778    7,692,619   (2,360,063)   4,504,097   (2,855,060)   3,567,088
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              1,819,759    3,468,906    2,474,611    3,781,044    2,522,867    4,376,751
                              -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments              151,920      596,119       87,318       28,923      386,925       58,564
   Transfers between
      sub-accounts and the
      company                    (163,209)    (717,388)  17,810,505     (399,337)  21,115,920     (561,878)
   Withdrawals                 (1,801,831)  (1,452,436)  (2,535,795)  (1,655,497)  (2,634,003)    (755,883)
   Annual contract fee            (92,325)     (98,937)     (79,442)     (53,746)    (121,492)     (80,444)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (1,905,445)  (1,672,642)  15,282,586   (2,079,657)  18,747,350   (1,339,641)
                              -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                         (85,686)   1,796,264   17,757,197    1,701,387   21,270,217    3,037,110
Contract owners' equity at
   beginning of period         26,618,220   24,821,956   14,194,153   12,492,766   15,752,698   12,715,588
                              -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $26,532,534  $26,618,220  $31,951,350  $14,194,153  $37,022,915  $15,752,698
                              ===========  ===========  ===========  ===========  ===========  ===========

                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period      1,799,491    1,971,098      806,351      964,039      911,711      996,311
Units issued                      231,047      289,324    1,318,304      141,738    1,796,231      194,341
Units redeemed                    366,082      460,931      462,211      299,426      709,962      278,941
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period            1,664,456    1,799,491    1,662,444      806,351    1,997,980      911,711
                              ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    International             International              International
                               Equity Index Series NAV   Opportunities Series II    Small Company Series I
                              ------------------------  -------------------------  ------------------------
                                  2010         2009         2010         2009          2010         2009
                              -----------  -----------  -----------  ------------  -----------  -----------
Income:
   Dividend distributions     $   555,020  $   794,530  $   392,862  $    244,123  $ 1,141,402  $   388,795
Expenses:
   Mortality and expense
      risk and
      administrative charges     (350,308)    (331,837)    (495,199)     (459,877)    (639,946)     (96,398)
                              -----------  -----------  -----------  ------------  -----------  -----------
Net investment income (loss)      204,712      462,693     (102,337)     (215,754)     501,456      292,397
                              -----------  -----------  -----------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --      398,542           --            --           --           --
   Net realized gain (loss)    (1,657,710)  (2,887,421)  (5,975,655)  (16,515,724)      (7,524)     (50,491)
                              -----------  -----------  -----------  ------------  -----------  -----------
Realized gains (losses)        (1,657,710)  (2,488,879)  (5,975,655)  (16,515,724)      (7,524)     (50,491)
                              -----------  -----------  -----------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       3,448,847    8,702,813    9,126,194    25,081,188    7,645,143   (1,224,185)
                              -----------  -----------  -----------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              1,995,849    6,676,627    3,048,202     8,349,710    8,139,075     (982,279)
                              -----------  -----------  -----------  ------------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments               85,085      100,391      224,681       597,247      177,315        8,410
   Transfers between
      sub-accounts and the
      company                    (697,291)  (2,272,400)     (61,110)   (1,023,520)  (4,690,226)  49,692,360
   Withdrawals                 (1,798,514)    (966,363)  (2,981,816)   (2,189,812)  (4,957,003)    (421,452)
   Annual contract fee           (130,598)    (145,009)     (91,655)      (93,349)    (123,389)     (13,977)
                              -----------  -----------  -----------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (2,541,318)  (3,283,381)  (2,909,900)   (2,709,434)  (9,593,303)  49,265,341
                              -----------  -----------  -----------  ------------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                        (545,469)   3,393,246      138,302     5,640,276   (1,454,228)  48,283,062
Contract owners' equity at
   beginning of period         23,975,976   20,582,730   34,890,497    29,250,221   48,283,062           --
                              -----------  -----------  -----------  ------------  -----------  -----------
Contract owners' equity at
   end of period              $23,430,507  $23,975,976  $35,028,799  $ 34,890,497  $46,828,834  $48,283,062
                              ===========  ===========  ===========  ============  ===========  ===========

                                  2010         2009         2010         2009          2010         2009
                              -----------  -----------  -----------  ------------  -----------  -----------
Units, beginning of period      2,431,392    2,852,394    2,507,243     2,820,676    3,935,891           --
Units issued                       99,175       54,112      790,271     1,040,539      242,998    4,234,181
Units redeemed                    365,061      475,114    1,036,986     1,353,972    1,021,867      298,290
                              -----------  -----------  -----------  ------------  -----------  -----------
Units, end of period            2,165,506    2,431,392    2,260,528     2,507,243    3,157,022    3,935,891
                              ===========  ===========  ===========  ============  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    International              International               International
                                  Company Series II           Value Series I              Value Series II
                              ------------------------  --------------------------  --------------------------
                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions     $   675,075  $   236,022  $  2,294,407  $  2,580,885  $  1,951,841  $  2,131,169
Expenses:
   Mortality and expense
      risk and
      administrative charges     (423,372)     (63,702)   (1,796,089)   (1,811,052)   (1,816,469)   (1,707,749)
                              -----------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)      251,703      172,320       498,318       769,833       135,372       423,420
                              -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --           --            --     5,781,499            --     5,068,168
   Net realized gain (loss)         4,770      (69,515)  (10,729,079)  (17,902,429)  (11,814,815)  (15,773,701)
                              -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)             4,770      (69,515)  (10,729,079)  (12,120,930)  (11,814,815)  (10,705,533)
                              -----------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       4,699,152     (721,786)   16,983,064    46,257,734    18,126,687    41,428,323
                              -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              4,955,625     (618,981)    6,752,303    34,906,637     6,447,244    31,146,210
                              -----------  -----------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments              181,953       84,641       716,407       785,652       645,146     1,519,445
   Transfers between
      sub-accounts and the
      company                    (202,454)  29,340,823    (2,979,902)  (12,934,416)   (1,584,822)   (6,946,012)
   Withdrawals                 (2,943,191)    (233,393)  (14,510,921)  (13,266,342)   (9,908,664)   (7,210,238)
   Annual contract fee            (93,130)     (15,926)     (305,505)     (357,720)     (447,316)     (501,427)
                              -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (3,056,822)  29,176,145   (17,079,921)  (25,772,826)  (11,295,656)  (13,138,232)
                              -----------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       1,898,803   28,557,164   (10,327,618)    9,133,811    (4,848,412)   18,007,978
Contract owners' equity at
   beginning of period         28,557,164           --   133,408,791   124,274,980   123,004,856   104,996,878
                              -----------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $30,455,967  $28,557,164  $123,081,173  $133,408,791  $118,156,444  $123,004,856
                              ===========  ===========  ============  ============  ============  ============

                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period      2,328,932           --     8,033,229     9,996,172     6,733,805     7,623,148
Units issued                      499,323    2,659,490       442,711       354,218       604,047       573,253
Units redeemed                    768,060      330,558     1,493,959     2,317,161     1,218,857     1,462,596
                              -----------  -----------  ------------  ------------  ------------  ------------
Units, end of period            2,060,195    2,328,932     6,981,981     8,033,229     6,118,995     6,733,805
                              ===========  ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Investment                  Investment
                                 Quality Bond Series I      Quality Bond Series II        Large Cap Series I
                              --------------------------  --------------------------  --------------------------
                                   2010         2009          2010          2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions     $  8,670,618  $  6,962,949  $  6,398,297  $  5,599,584  $  1,284,527  $  2,212,728
Expenses:
   Mortality and expense
      risk and
      administrative charges    (1,969,865)   (1,695,350)   (2,173,879)   (1,586,017)   (1,760,568)   (1,657,962)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)     6,700,753     5,267,599     4,224,418     4,013,567      (476,041)      554,766
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --            --            --            --            --
   Net realized gain (loss)        638,844    (3,439,764)      729,252    (1,318,927)   (8,369,597)  (16,614,768)
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)            638,844    (3,439,764)      729,252    (1,318,927)   (8,369,597)  (16,614,768)
                              ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                        2,180,181    12,345,175     2,734,164     6,795,401    22,859,494    45,752,680
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations               9,519,778    14,173,010     7,687,834     9,490,041    14,013,856    29,692,678
                              ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            11,025,416    21,850,928     1,342,921     2,016,184       308,670       400,653
   Transfers between
      sub-accounts and the
      company                   16,638,303    33,608,110     1,971,053    43,104,013    (4,386,392)   (7,108,282)
   Withdrawals                 (18,205,321)  (14,818,333)  (16,576,014)  (10,597,578)  (13,038,170)  (11,354,931)
   Annual contract fee            (859,052)     (904,006)     (586,129)     (450,483)     (219,671)     (237,372)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                  8,599,346    39,736,699   (13,848,169)   34,072,136   (17,335,563)  (18,299,932)
                              ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       18,119,124    53,909,709    (6,160,335)   43,562,177    (3,321,707)   11,392,746
Contract owners' equity at
   beginning of period         156,994,085   103,084,376   135,966,685    92,404,508   129,171,779   117,779,033
                              ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $175,113,209  $156,994,085  $129,806,350  $135,966,685  $125,850,072  $129,171,779
                              ============  ============  ============  ============  ============  ============

                                   2010         2009          2010          2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period       8,810,880     5,071,248     8,375,031     6,301,640    10,813,548    12,717,322
Units issued                     2,514,847     4,962,200     1,743,520     3,438,276        78,719       106,555
Units redeemed                   1,496,647     1,222,568     2,538,797     1,364,885     1,498,321     2,010,329
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, end of period             9,829,080     8,810,880     7,579,754     8,375,031     9,393,946    10,813,548
                              ============  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                            Large
                                 Large Cap Series II    Large Cap Value Series I     Cap Value Series II
                              ------------------------  ------------------------  ------------------------
                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions     $    75,382  $   138,398  $   216,213  $   307,734  $   186,496  $   251,194
Expenses:
   Mortality and expense
      risk and
      administrative charges     (143,175)    (128,612)    (279,197)    (294,510)    (302,895)    (285,665)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)      (67,793)       9,786      (62,984)      13,224     (116,399)     (34,471)
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --           --           --           --           --           --
   Net realized gain (loss)      (660,438)  (1,787,570)  (2,515,755)  (4,978,721)  (1,839,976)  (2,868,641)
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)          (660,438)  (1,787,570)  (2,515,755)  (4,978,721)  (1,839,976)  (2,868,641)
                              -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       1,718,232    3,769,832    3,977,899    6,286,412    3,349,785    4,303,625
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations                990,001    1,992,048    1,399,160    1,320,915    1,393,410    1,400,513
                              -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments              129,957       46,477       89,162      121,799       97,367      173,686
   Transfers between
      sub-accounts and the
      company                    (160,389)    (754,935)    (450,476)  (2,049,100)   1,567,256     (221,798)
   Withdrawals                   (944,676)    (481,465)  (2,371,485)  (2,324,708)  (1,576,186)  (1,231,792)
   Annual contract fee            (41,814)     (43,893)     (66,822)     (77,591)     (73,288)     (80,003)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (1,016,922)  (1,233,816)  (2,799,621)  (4,329,600)      15,149   (1,359,907)
                              -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                         (26,921)     758,232   (1,400,461)  (3,008,685)   1,408,559       40,606
Contract owners' equity at
   beginning of period          9,291,293    8,533,061   20,018,553   23,027,238   19,356,704   19,316,098
                              -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $ 9,264,372  $ 9,291,293  $18,618,092  $20,018,553  $20,765,263  $19,356,704
                              ===========  ===========  ===========  ===========  ===========  ===========

                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period        789,704      932,080    1,157,609    1,450,254    1,133,545    1,228,957
Units issued                       61,180       94,205      125,598      152,608      225,485      195,065
Units redeemed                    146,427      236,581      288,947      445,253      232,539      290,477
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period              704,457      789,704      994,260    1,157,609    1,126,491    1,133,545
                              ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Lifestyle                   Lifestyle                   Lifestyle
                                  Aggressive Series I        Aggressive Series II          Balanced Series I
                              --------------------------  --------------------------  --------------------------
                                  2010          2009           2010         2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions     $  1,827,512  $    844,497  $  3,020,553  $  1,277,771  $ 18,402,025  $ 25,581,960
Expenses:
   Mortality and expense
      risk and
      administrative charges    (1,373,360)   (1,217,687)   (2,726,791)   (2,366,017)   (9,299,937)   (7,890,860)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)       454,152      (373,190)      293,762    (1,088,246)    9,102,088    17,691,100
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --            --            --            --       420,228
   Net realized gain (loss)     (8,831,413)  (13,188,324)  (13,908,452)  (19,188,518)  (21,652,507)  (55,036,545)
                              ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)         (8,831,413)  (13,188,324)  (13,908,452)  (19,188,518)  (21,652,507)  (54,616,317)
                              ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       21,524,186    37,735,888    37,289,043    64,428,074    77,986,924   175,122,440
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              13,146,925    24,174,374    23,674,353    44,151,310    65,436,505   138,197,223
                              ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments               678,277       741,381     3,174,869     4,830,193    28,391,458    39,673,754
   Transfers between
      sub-accounts and the
      company                    1,145,227    (1,794,331)   (1,560,781)   (2,907,807)   26,853,733    60,171,286
   Withdrawals                  (6,703,546)   (5,555,182)  (14,426,040)   (6,976,923)  (80,520,060)  (61,729,057)
   Annual contract fee            (352,903)     (361,039)     (687,412)     (714,155)   (2,949,617)   (2,603,072)
                              ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 (5,232,945)   (6,969,171)  (13,499,364)   (5,768,692)  (28,224,486)   35,512,911
                              ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                        7,913,980    17,205,203    10,174,989    38,382,618    37,212,019   173,710,134
Contract owners' equity at
   beginning of period          95,282,705    78,077,502   178,414,101   140,031,483   662,525,999   488,815,865
                              ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $103,196,685  $ 95,282,705  $188,589,090  $178,414,101  $699,738,018  $662,525,999
                              ============  ============  ============  ============  ============  ============

                                  2010          2009           2010         2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period       6,570,279     7,208,200    12,202,049    12,730,138    40,029,522    35,215,875
Units issued                     1,233,548       670,233     1,141,163     1,356,324     7,452,735    13,232,889
Units redeemed                   1,620,090     1,308,154     2,064,938     1,884,413     7,128,701     8,419,242
                              ------------  ------------  ------------  ------------  ------------  ------------
Units, end of period             6,183,737     6,570,279    11,278,274    12,202,049    40,353,556    40,029,522
                              ============  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                    Lifestyle Balanced          Lifestyle Conservative        Lifestyle Conservative
                                          Series II                    Series I                     Series II
                              ------------------------------  --------------------------  ------------------------------
                                   2010            2009           2010          2009           2010            2009
                              --------------  --------------  ------------  ------------  --------------  --------------
Income:
   Dividend distributions     $  241,978,957  $  336,039,640  $  5,787,292  $ 10,401,056  $   57,711,107  $  100,430,665
Expenses:
   Mortality and expense
      risk and
      administrative charges    (144,676,449)   (118,359,857)   (3,018,917)   (2,581,795)    (35,723,695)    (26,486,012)
                              --------------  --------------  ------------  ------------  --------------  --------------
Net investment income (loss)      97,302,508     217,679,783     2,768,375     7,819,261      21,987,412      73,944,653
                              --------------  --------------  ------------  ------------  --------------  --------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                       --       5,935,263            --       439,381              --       4,223,911
   Net realized gain (loss)     (138,384,962)   (123,362,498)    2,186,456    (9,131,129)    (15,200,726)    (38,032,869)
                              --------------  --------------  ------------  ------------  --------------  --------------
Realized gains (losses)         (138,384,962)   (117,427,235)    2,186,456    (8,691,748)    (15,200,726)    (33,808,958)
                              --------------  --------------  ------------  ------------  --------------  --------------
Unrealized appreciation
   (depreciation) during the
   period                        917,216,712   1,854,295,594    10,916,358    34,810,182     156,141,573     282,067,887
                              --------------  --------------  ------------  ------------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from operations               876,134,258   1,954,548,142    15,871,189    33,937,695     162,928,259     322,203,582
                              --------------  --------------  ------------  ------------  --------------  --------------
Changes from principal
   transactions:
   Purchase payments             409,098,662     709,957,143     4,260,475    10,870,344     144,459,918     189,953,281
   Transfers between
      sub-accounts and the
      company                    119,524,423     502,193,695    27,790,584    48,595,822     178,337,623     521,162,288
   Withdrawals                  (618,899,456)   (357,374,676)  (35,319,903)  (28,035,261)   (202,042,357)   (124,863,818)
   Annual contract fee           (49,217,857)    (40,630,601)     (777,513)     (763,072)    (12,363,984)     (8,469,256)
                              --------------  --------------  ------------  ------------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 (139,494,228)    814,145,561    (4,046,357)   30,667,833     108,391,200     577,782,495
                              --------------  --------------  ------------  ------------  --------------  --------------
Total increase (decrease)
   in contract owners'
   equity                        736,640,030   2,768,693,703    11,824,832    64,605,528     271,319,459     899,986,077
Contract owners' equity at
   beginning of period         9,123,269,007   6,354,575,304   208,449,069   143,843,541   2,071,301,574   1,171,315,497
                              --------------  --------------  ------------  ------------  --------------  --------------
Contract owners' equity at
   end of period              $9,859,909,037  $9,123,269,007  $220,273,901  $208,449,069  $2,342,621,033  $2,071,301,574
                              ==============  ==============  ============  ============  ==============  ==============

                                   2010            2009          2010          2009            2010            2009
                              --------------  --------------  ------------  ------------  --------------  --------------
Units, beginning of period       611,485,345     536,639,432    11,452,790     8,661,797     133,572,464      89,201,134
Units issued                      36,123,426      99,521,532     4,137,883     6,659,874      38,173,707      61,536,157
Units redeemed                    40,620,709      24,675,619     4,042,966     3,868,881      29,916,921      17,164,827
                              --------------  --------------  ------------  ------------  --------------  --------------
Units, end of period             606,988,062     611,485,345    11,547,707    11,452,790     141,829,250     133,572,464
                              ==============  ==============  ============  ============  ==============  ==============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                Lifestyle Moderate
                               Lifestyle Growth Series I      Lifestyle Growth Series II             Series I
                              --------------------------  --------------------------------  --------------------------
                                  2010          2009            2010             2009           2010          2009
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Income:
   Dividend distributions     $ 13,537,990  $ 15,675,017  $   255,974,576  $   305,362,798  $  6,786,751  $ 10,465,334
Expenses:
   Mortality and expense
      risk and
      administrative charges    (7,405,769)   (6,479,986)    (174,963,402)    (147,155,688)   (3,481,516)   (3,079,669)
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Net investment income (loss)     6,132,221     9,195,031       81,011,174      158,207,110     3,305,235     7,385,665
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --               --               --            --            --
   Net realized gain (loss)    (21,756,160)  (53,828,123)    (211,027,896)    (226,638,528)   (4,298,289)  (17,919,525)
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Realized gains (losses)        (21,756,160)  (53,828,123)    (211,027,896)    (226,638,528)   (4,298,289)  (17,919,525)
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       76,058,742   170,671,154    1,334,091,234    2,694,435,207    22,873,639    59,182,236
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              60,434,803   126,038,062    1,204,074,512    2,626,003,789    21,880,585    48,648,376
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            34,645,473    33,574,105      492,620,208      782,462,001    10,637,477    16,874,024
   Transfers between
      sub-accounts and the
      company                   17,543,631     2,366,864      (23,542,458)     (50,512,147)   18,029,244    20,021,177
   Withdrawals                 (48,679,740)  (35,496,990)    (551,303,826)    (320,211,159)  (30,117,067)  (27,673,693)
   Annual contract fee          (2,919,134)   (2,450,379)     (65,464,110)     (58,308,241)   (1,035,461)   (1,011,711)
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                    590,230    (2,006,400)    (147,690,186)     353,430,454    (2,485,807)    8,209,797
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                       61,025,033   124,031,662    1,056,384,326    2,979,434,243    19,394,778    56,858,173
Contract owners' equity at
   beginning of period         534,791,990   410,760,328   11,149,868,272    8,170,434,029   245,632,228   188,774,055
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Contract owners' equity at
   end of period              $595,817,023  $534,791,990  $12,206,252,598  $11,149,868,272  $265,027,006  $245,632,228
                              ============  ============  ===============  ===============  ============  ============

                                  2010          2009             2010             2009          2010          2009
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Units, beginning of period      35,025,976    33,091,302      783,016,876      739,884,660    13,923,302    12,358,584
Units issued                     7,228,803    10,202,492       43,625,212       82,615,947     3,424,283     5,334,629
Units redeemed                   5,535,147     8,267,818       48,518,624       39,483,731     3,015,695     3,769,911
                              ------------  ------------  ---------------  ---------------  ------------  ------------
Units, end of period            36,719,632    35,025,976      778,123,464      783,016,876    14,331,890    13,923,302
                              ============  ============  ===============  ===============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     Lifestyle Moderate
                                           Series II           Mid Cap Index Series I    Mid Cap Index Series II
                              ------------------------------  ------------------------  -------------------------
                                   2010            2009           2010         2009         2010         2009
                              --------------  --------------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions     $   70,352,043  $  107,395,976  $   396,845  $   328,254  $   628,892  $    523,917
Expenses:
   Mortality and expense
      risk and
      administrative charges     (42,831,483)    (33,530,538)    (570,654)    (487,485)  (1,201,970)     (982,541)
                              --------------  --------------  -----------  -----------  -----------  ------------
Net investment income (loss)      27,520,560      73,865,438     (173,809)    (159,231)    (573,078)     (458,624)
                              --------------  --------------  -----------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                       --              --           --      501,035           --       964,101
   Net realized gain (loss)      (38,811,151)    (45,838,195)  (2,117,230)  (6,280,133)  (4,526,365)  (10,156,599)
                              --------------  --------------  -----------  -----------  -----------  ------------
Realized gains (losses)          (38,811,151)    (45,838,195)  (2,117,230)  (5,779,098)  (4,526,365)   (9,192,498)
                              --------------  --------------  -----------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the
   period                        244,567,000     470,538,240   10,441,592   15,406,931   21,026,599    28,262,332
                              --------------  --------------  -----------  -----------  -----------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations               233,276,409     498,565,483    8,150,553    9,468,602   15,927,156    18,611,210
                              --------------  --------------  -----------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments             173,360,760     270,578,951      160,324      149,366      427,554     1,097,024
   Transfers between
      sub-accounts and the
      company                    133,514,376     310,964,877      811,738   (2,008,966)  (1,308,158)     (695,759)
   Withdrawals                  (216,720,981)   (120,696,131)  (3,724,676)  (3,019,282)  (7,531,476)   (4,039,798)
   Annual contract fee           (14,528,969)    (10,560,240)    (117,513)    (117,748)    (358,319)     (357,795)
                              --------------  --------------  -----------  -----------  -----------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                   75,625,186     450,287,457   (2,870,127)  (4,996,630)  (8,770,399)   (3,996,328)
                              --------------  --------------  -----------  -----------  -----------  ------------
Total increase (decrease)
   in contract owners'
   equity                        308,901,595     948,852,940    5,280,426    4,471,972    7,156,757    14,614,882
Contract owners' equity at
   beginning of period         2,638,639,970   1,689,787,030   36,668,097   32,196,125   74,102,879    59,487,997
                              --------------  --------------  -----------  -----------  -----------  ------------
Contract owners' equity at
   end of period              $2,947,541,565  $2,638,639,970  $41,948,523  $36,668,097  $81,259,636  $ 74,102,879
                              ==============  ==============  ===========  ===========  ===========  ============

                                   2010            2009           2010         2009         2010         2009
                              --------------  --------------  -----------  -----------  -----------  ------------
Units, beginning of period       175,829,782     137,848,366    2,155,012    2,545,090    4,703,227     5,042,423
Units issued                      24,269,020      48,762,461      293,921      323,095      709,082       806,801
Units redeemed                    17,948,003      10,781,045      461,845      713,173    1,240,444     1,145,997
                              --------------  --------------  -----------  -----------  -----------  ------------
Units, end of period             182,150,799     175,829,782    1,987,088    2,155,012    4,171,865     4,703,227
                              ==============  ==============  ===========  ===========  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                Mid Cap Stock Series I      Mid Cap Stock Series II     Mid Value Series I
                              --------------------------  --------------------------  -------------------------
                                  2010          2009          2010          2009          2010          2009
                              ------------  ------------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions     $        138  $         --  $         --  $         --  $  1,611,378  $   353,732
Expenses:
   Mortality and expense
      risk and
      administrative charges    (2,442,907)   (2,172,286)   (1,745,474)   (1,494,538)   (1,196,531)    (781,106)
                              ------------  ------------  ------------  ------------  ------------  -----------
Net investment income (loss)    (2,442,769)   (2,172,286)   (1,745,474)   (1,494,538)      414,847     (427,374)
                              ------------  ------------  ------------  ------------  ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --            --            --            --       291,701           --
   Net realized gain (loss)     (6,322,476)  (17,954,327)   (7,302,169)  (17,899,843)    4,734,985    1,873,824
                              ------------  ------------  ------------  ------------  ------------  -----------
Realized gains (losses)         (6,322,476)  (17,954,327)   (7,302,169)  (17,899,843)    5,026,686    1,873,824
                              ------------  ------------  ------------  ------------  ------------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       42,082,640    58,667,860    29,330,607    43,537,053     5,323,410   21,206,762
                              ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              33,317,395    38,541,247    20,282,964    24,142,672    10,764,943   22,653,212
                              ------------  ------------  ------------  ------------  ------------  -----------
Changes from principal
   transactions:
   Purchase payments             5,872,132     6,025,485       888,457     1,365,836       404,162      275,575
   Transfers between
      sub-accounts and the
      company                   (3,963,283)  (10,671,114)     (584,996)   (4,442,340)   (3,005,842)  64,780,220
   Withdrawals                 (18,260,366)  (14,017,374)  (10,127,552)   (6,219,851)   (9,917,525)  (2,940,586)
   Annual contract fee            (748,622)     (721,656)     (442,784)     (448,195)     (281,992)    (183,917)
                              ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (17,100,139)  (19,384,659)  (10,266,875)   (9,744,550)  (12,801,197)  61,931,292
                              ------------  ------------  ------------  ------------  ------------  -----------
Total increase (decrease)
   in contract owners'
   equity                       16,217,256    19,156,588    10,016,089    14,398,122    (2,036,254)  84,584,504
Contract owners' equity at
   beginning of period         167,211,294   148,054,706   107,670,416    93,272,294    84,584,504           --
                              ------------  ------------  ------------  ------------  ------------  -----------
Contract owners' equity at
   end of period              $183,428,550  $167,211,294  $117,686,505  $107,670,416  $ 82,548,250  $84,584,504
                              ============  ============  ============  ============  ============  ===========

                                  2010          2009          2010          2009          2010         2009
                              ------------  ------------  ------------  ------------  ------------  -----------
Units, beginning of period      11,821,904    13,282,484     6,241,071     6,953,618     5,577,843           --
Units issued                     1,368,577     1,466,605       751,575     1,221,160       186,491    6,465,964
Units redeemed                   2,234,980     2,927,185     1,332,161     1,933,707     1,010,806      888,121
                              ------------  ------------  ------------  ------------  ------------  -----------
Units, end of period            10,955,501    11,821,904     5,660,485     6,241,071     4,753,528    5,577,843
                              ============  ============  ============  ============  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                 Mid Value Series II        Money Market Series I         Money Market Series II
                              -------------------------  ---------------------------  ------------------------------
                                  2010          2009         2010          2009            2010            2009
                              ------------  -----------  ------------  -------------  --------------  --------------
Income:
   Dividend distributions     $  1,625,642  $   205,767  $         --  $     669,916  $           --  $    1,110,291
Expenses:
   Mortality and expense
      risk and
      administrative charges    (1,458,881)    (948,228)   (3,230,682)    (4,558,821)    (15,937,073)    (21,513,511)
                              ------------  -----------  ------------  -------------  --------------  --------------
Net investment income (loss)       166,761     (742,461)   (3,230,682)    (3,888,905)    (15,937,073)    (20,403,220)
                              ------------  -----------  ------------  -------------  --------------  --------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                329,335           --         2,178             --          10,756              --
   Net realized gain (loss)      4,280,013   (2,536,789)           --             --              --              --
                              ------------  -----------  ------------  -------------  --------------  --------------
Realized gains (losses)          4,609,348   (2,536,789)        2,178             --          10,756              --
                              ------------  -----------  ------------  -------------  --------------  --------------
Unrealized appreciation
   (depreciation) during the
   period                        6,940,045   27,898,437            --             --              --              --
                              ------------  -----------  ------------  -------------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from operations              11,716,154   24,619,187    (3,228,504)    (3,888,905)    (15,926,317)    (20,403,220)
                              ------------  -----------  ------------  -------------  --------------  --------------
Changes from principal
   transactions:
   Purchase payments               334,623      300,186     6,884,871      5,331,591     156,862,854     201,663,908
   Transfers between
      sub-accounts and the
      company                   (2,506,505)  65,063,056   (81,436,767)     3,839,255    (154,563,324)   (129,381,874)
   Withdrawals                  (7,665,497)  (5,000,315)   14,556,991   (129,121,051)   (287,133,245)   (294,567,100)
   Annual contract fee            (364,395)    (278,087)     (828,083)      (872,136)     (5,909,145)     (6,810,431)
                              ------------  -----------  ------------  -------------  --------------  --------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (10,201,774)  60,084,840   (60,822,988)  (120,822,341)   (290,742,860)   (229,095,497)
                              ------------  -----------  ------------  -------------  --------------  --------------
Total increase (decrease)
   in contract owners'
   equity                        1,514,380   84,704,027   (64,051,492)  (124,711,246)   (306,669,177)   (249,498,717)
Contract owners' equity at
   beginning of period          92,029,468    7,325,441   240,289,995    365,001,241   1,133,525,402   1,383,024,119
                              ------------  -----------  ------------  -------------  --------------  --------------
Contract owners' equity at
   end of period              $ 93,543,848  $92,029,468  $176,238,503  $ 240,289,995  $  826,856,225  $1,133,525,402
                              ============  ===========  ============  =============  ==============  ==============

                                  2010          2009         2010          2009            2010            2009
                              ------------  -----------  ------------  -------------  --------------  --------------
Units, beginning of period       6,142,311      700,153    15,261,241     22,608,467      88,916,938     107,096,820
Units issued                       248,717    6,603,930     9,553,377      8,803,030      39,037,439      49,553,562
Units redeemed                     910,106    1,161,772    13,429,665     16,150,256      62,119,492      67,733,444
                              ------------  -----------  ------------  -------------  --------------  --------------
Units, end of period             5,480,922    6,142,311    11,384,953     15,261,241      65,834,885      88,916,938
                              ============  ===========  ============  =============  ==============  ==============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                Money Market Trust B
                                     Series NAV           Mutual Shares Series I    Natural Resources Series II
                              ------------------------  --------------------------  ---------------------------
                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  -------------
Income:
   Dividend distributions     $    14,946  $   173,442  $  4,307,323  $  1,460,431  $    657,134  $     933,738
Expenses:
   Mortality and expense
      risk and
      administrative charges     (446,948)    (545,745)   (1,290,053)     (636,005)   (2,424,919)    (2,151,838)
                              -----------  -----------  ------------  ------------  ------------  -------------
Net investment income (loss)     (432,002)    (372,303)    3,017,270       824,426    (1,767,785)    (1,218,100)
                              -----------  -----------  ------------  ------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --           --            --            --            --     43,502,897
   Net realized gain (loss)            --           --      (210,177)     (993,234)  (32,424,468)  (101,777,092)
                              -----------  -----------  ------------  ------------  ------------  -------------
Realized gains (losses)                --           --      (210,177)     (993,234)  (32,424,468)   (58,274,195)
                              -----------  -----------  ------------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the
   period                              --           --    13,157,354    23,288,199    52,549,375    119,418,999
                              -----------  -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in
   contract owners' equity
   from operations               (432,002)    (372,303)   15,964,447    23,119,391    18,357,122     59,926,704
                              -----------  -----------  ------------  ------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments              190,699      284,380    20,738,936    44,778,844     1,218,067      2,898,271
   Transfers between
      sub-accounts and the
      company                     845,874    1,216,171    19,034,364    38,793,049    (2,251,887)    16,831,445
   Withdrawals                 (6,890,006)  (6,451,918)   (4,915,742)     (779,906)  (14,997,795)    (9,243,768)
   Annual contract fee           (170,359)    (223,479)   (1,391,954)   (1,535,364)     (505,013)      (537,104)
                              -----------  -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (6,023,792)  (5,174,846)   33,465,604    81,256,623   (16,536,628)     9,948,844
                              -----------  -----------  ------------  ------------  ------------  -------------
Total increase (decrease)
   in contract owners'
   equity                      (6,455,794)  (5,547,149)   49,430,051   104,376,014     1,820,494     69,875,548
Contract owners' equity at
   beginning of period         32,691,653   38,238,802   122,735,536    18,359,522   173,158,032    103,282,484
                              -----------  -----------  ------------  ------------  ------------  -------------
Contract owners' equity at
   end of period              $26,235,859  $32,691,653  $172,165,587  $122,735,536  $174,978,526  $ 173,158,032
                              ===========  ===========  ============  ============  ============  =============

                                  2010         2009         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  -------------
Units, beginning of period      2,574,889    2,981,744    11,608,152     2,191,280     4,956,632      4,519,846
Units issued                      757,557    1,086,155     3,581,353     9,731,411       914,539      2,152,880
Units redeemed                  1,234,960    1,493,010       456,068       314,539     1,387,262      1,716,094
                              -----------  -----------  ------------  ------------  ------------  -------------
Units, end of period            2,097,486    2,574,889    14,733,437    11,608,152     4,483,909      4,956,632
                              ===========  ===========  ============  ============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Optimized                 Optimized
                                  All Cap Series II          Value Series II         Pacific Rim Series I
                              ------------------------  ------------------------  -------------------------
                                  2010         2009         2010         2009         2010          2009
                              -----------  -----------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions     $   558,147  $   654,699  $   193,101  $   202,429  $     87,997  $   193,456
Expenses:
   Mortality and expense
      risk and
      administrative charges     (946,379)    (871,431)    (175,461)    (166,873)      (98,139)    (270,309)
                              -----------  -----------  -----------  -----------  ------------  -----------
Net investment income (loss)     (388,232)    (216,732)      17,640       35,556       (10,142)     (76,853)
                              -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --           --           --           --            --           --
   Net realized gain (loss)    (7,033,168)  (8,901,313)  (1,424,804)  (1,858,050)   (3,494,383)  (6,234,242)
                              -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses)        (7,033,168)  (8,901,313)  (1,424,804)  (1,858,050)   (3,494,383)  (6,234,242)
                              -----------  -----------  -----------  -----------  ------------  -----------
Unrealized appreciation
   (depreciation) during the
   period                      17,262,245   22,354,688    2,603,370    4,036,830     3,771,807   11,127,878
                              -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              9,840,845   13,236,643    1,196,206    2,214,336       267,282    4,816,783
                              -----------  -----------  -----------  -----------  ------------  -----------
Changes from principal
   transactions:
   Purchase payments              347,791      314,369       53,000       38,463        32,150      137,444
   Transfers between
      sub-accounts and the
      company                  (3,001,925)  (4,553,888)    (164,385)    (676,769)  (19,653,484)  (1,023,110)
   Withdrawals                 (5,579,536)  (3,222,158)  (1,282,531)    (696,623)     (848,464)  (1,820,119)
   Annual contract fee           (358,749)    (384,810)     (63,926)     (70,379)      (25,076)     (63,718)
                              -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (8,592,419)  (7,846,487)  (1,457,842)  (1,405,308)  (20,494,874)  (2,769,503)
                              -----------  -----------  -----------  -----------  ------------  -----------
Total increase (decrease)
   in contract owners'
   equity                       1,248,426    5,390,156     (261,636)     809,028   (20,227,592)   2,047,280
Contract owners' equity at
   beginning of period         62,406,897   57,016,741   11,845,975   11,036,947    20,227,592   18,180,312
                              -----------  -----------  -----------  -----------  ------------  -----------
Contract owners' equity at
   end of period              $63,655,323  $62,406,897  $11,584,339  $11,845,975  $         --  $20,227,592
                              ===========  ===========  ===========  ===========  ============  ===========

                                  2010         2009         2010         2009         2010          2009
                              -----------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period      4,142,487    4,770,992      969,174    1,107,167     1,716,569    2,021,114
Units issued                      214,095       59,072       46,170       36,236       118,249      420,673
Units redeemed                    756,440      687,577      164,526      174,229     1,834,818      725,218
                              -----------  -----------  -----------  -----------  ------------  -----------
Units, end of period            3,600,142    4,142,487      850,818      969,174            --    1,716,569
                              ===========  ===========  ===========  ===========  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                          Real Estate
                                Pacific Rim Series II         PIMCO All Asset          Securities Series I
                              -------------------------  ------------------------  -------------------------
                                  2010          2009         2010         2009         2010         2009
                              ------------  -----------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions     $     96,579  $   150,142  $ 1,948,657  $ 1,406,392  $   967,611  $  1,361,709
Expenses:
   Mortality and expense
      risk and
      administrative charges      (119,121)    (277,019)    (428,354)    (320,510)    (793,238)     (609,288)
                              ------------  -----------  -----------  -----------  -----------  ------------
Net investment income (loss)       (22,542)    (126,877)   1,520,303    1,085,882      174,373       752,421
                              ------------  -----------  -----------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                     --           --           --           --           --            --
   Net realized gain (loss)       (142,839)  (5,120,388)    (645,282)  (1,362,818)  (9,137,009)  (30,359,776)
                              ------------  -----------  -----------  -----------  -----------  ------------
Realized gains (losses)           (142,839)  (5,120,388)    (645,282)  (1,362,818)  (9,137,009)  (30,359,776)
                              ------------  -----------  -----------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the
   period                          383,532   10,309,318    1,927,056    3,865,320   21,421,897    39,829,457
                              ------------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations                 218,151    5,062,053    2,802,077    3,588,384   12,459,261    10,222,102
                              ------------  -----------  -----------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                55,483      536,973      168,493       62,821      260,074       123,585
   Transfers between
      sub-accounts and the
      company                  (20,688,462)   2,119,081    7,975,723    1,803,186    1,006,822    (3,521,340)
   Withdrawals                    (709,837)    (941,637)  (2,690,366)  (1,714,518)  (6,799,295)   (4,964,352)
   Annual contract fee             (22,075)     (62,561)     (82,612)     (63,673)    (136,821)     (123,447)
                              ------------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (21,364,891)   1,651,856    5,371,238       87,816   (5,669,220)   (8,485,554)
                              ------------  -----------  -----------  -----------  -----------  ------------
Total increase (decrease)
   in contract owners'
   equity                      (21,146,740)   6,713,909    8,173,315    3,676,200    6,790,041     1,736,548
Contract owners' equity at
   beginning of period          21,146,740   14,432,831   23,773,569   20,097,369   48,549,391    46,812,843
                              ------------  -----------  -----------  -----------  -----------  ------------
Contract owners' equity at
   end of period              $         --  $21,146,740  $31,946,884  $23,773,569  $55,339,432  $ 48,549,391
                              ============  ===========  ===========  ===========  ===========  ============

                                  2010          2009         2010         2009         2010         2009
                              ------------  -----------  -----------  -----------  -----------  ------------
Units, beginning of period       1,249,439    1,096,257    1,526,486    1,541,751    2,091,375     2,583,952
Units issued                       291,160      699,532      824,675      414,192      382,264       352,591
Units redeemed                   1,540,599      546,350      501,560      429,457      601,376       845,168
                              ------------  -----------  -----------  -----------  -----------  ------------
Units, end of period                    --    1,249,439    1,849,601    1,526,486    1,872,263     2,091,375
                              ============  ===========  ===========  ===========  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     Real Estate                                              Science &
                                 Securities Series II    Real Return Bond Series II      Technology Series I
                              -------------------------  --------------------------  --------------------------
                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions     $ 1,097,177  $  1,617,967  $  8,823,330  $  7,055,246  $         68  $         --
Expenses:
   Mortality and expense
      risk and
      administrative charges   (1,053,551)     (783,795)   (1,292,125)   (1,303,304)   (1,534,886)   (1,368,804)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)       43,626       834,172     7,531,205     5,751,942    (1,534,818)   (1,368,804)
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions                    --            --            --     4,822,162            --            --
   Net realized gain (loss)    (9,571,385)  (32,035,917)   (3,351,599)   (3,839,988)    6,594,720     2,053,092
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)        (9,571,385)  (32,035,917)   (3,351,599)      982,174     6,594,720     2,053,092
                              -----------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                      25,150,963    45,162,341     1,471,447     6,349,694    16,297,297    43,698,526
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations             15,623,204    13,960,596     5,651,053    13,083,810    21,357,199    44,382,814
                              -----------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments              534,242     2,164,971       215,479       379,433       568,294       784,000
   Transfers between
      sub-accounts and the
      company                     648,223    (3,531,730)   (4,054,000)    4,640,939    (5,530,914)   (5,218,177)
   Withdrawals                 (6,417,168)   (3,999,341)  (10,080,940)  (10,077,603)  (11,131,978)   (8,474,471)
   Annual contract fee           (242,954)     (235,189)     (217,641)     (254,114)     (349,910)     (369,552)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (5,477,657)   (5,601,289)  (14,137,102)   (5,311,345)  (16,444,508)  (13,278,200)
                              -----------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                      10,145,547     8,359,307    (8,486,049)    7,772,465     4,912,691    31,104,614
Contract owners' equity at
   beginning of period         61,999,895    53,640,588    85,501,849    77,729,384   108,495,025    77,390,411
                              -----------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $72,145,442  $ 61,999,895  $ 77,015,800  $ 85,501,849  $113,407,716  $108,495,025
                              ===========  ============  ============  ============  ============  ============

                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period      3,296,683     3,569,226     5,613,322     5,990,033     9,846,551    11,304,471
Units issued                      690,523       941,107       988,640     1,704,548       596,334     1,189,071
Units redeemed                    953,752     1,213,650     1,874,589     2,081,259     2,069,031     2,646,991
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, end of period            3,033,454     3,296,683     4,727,373     5,613,322     8,373,854     9,846,551
                              ===========  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                          Short Term    Short Term
                                                          Government    Government
                                      Science &             Income        Income        Small Cap
                                 Technology Series II      Series I     Series II    Growth Series I
                              -------------------------  -------------------------  -----------------
                                  2010         2009          2010          2010       2010      2009
                              -----------  ------------  ------------  -----------  --------  -------
Income:
   Dividend distributions
      received                $        --  $         --  $  1,221,384  $   982,139  $     --  $    --
Expenses:
   Mortality and expense
      risk and
      administrative charges     (751,903)     (606,867)     (869,950)    (852,026)   (1,243)    (318)
                              -----------  ------------  ------------  -----------  --------  -------
Net investment income (loss)     (751,903)     (606,867)      351,434      130,113    (1,243)    (318)
                              -----------  ------------  ------------  -----------  --------  -------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --            --        20,198       18,875        --       --
   Net realized gain (loss)     1,323,782    (2,595,820)      299,075      275,448     3,985       (2)
                              -----------  ------------  ------------  -----------  --------  -------
Realized gains (losses)         1,323,782    (2,595,820)      319,273      294,323     3,985       (2)
                              -----------  ------------  ------------  -----------  --------  -------
Unrealized appreciation
   (depreciation) during the
   period                       9,034,677    21,511,764       140,035      103,794    27,891   11,982
                              -----------  ------------  ------------  -----------  --------  -------
Net increase (decrease) in
   contract owners' equity
   from operations              9,606,556    18,309,077       810,742      528,230    30,633   11,662
                              -----------  ------------  ------------  -----------  --------  -------
Changes from principal
   transactions:
   Purchase payments              325,445       971,802        97,569      301,379    42,659   56,556
   Transfers between
      sub-accounts and the
      company                  (2,209,303)    7,617,254    90,322,657   81,893,354    57,381    7,615
   Withdrawals                 (5,110,516)   (2,526,776)  (10,102,334)  (7,713,494)  (11,691)  (5,281)
   Annual contract fee           (178,161)     (170,751)     (106,309)    (135,541)   (1,621)  (1,679)
                              -----------  ------------  ------------  -----------  --------  -------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (7,172,535)    5,891,529    80,211,583   74,345,698    86,728   57,211
                              -----------  ------------  ------------  -----------  --------  -------
Total increase (decrease)
   in contract owners'
   equity                       2,434,021    24,200,606    81,022,325   74,873,928   117,361   68,873
Contract owners' equity at
   beginning of period         51,365,381    27,164,775            --           --    86,099   17,226
                              -----------  ------------  ------------  -----------  --------  -------
Contract owners' equity at
   end of period              $53,799,402  $ 51,365,381  $ 81,022,325  $74,873,928  $203,460  $86,099
                              ===========  ============  ============  ===========  ========  =======

                                  2010         2009          2010          2010       2010      2009
                              -----------  ------------  ------------  -----------  --------  -------
Units, beginning of period      3,708,685     3,148,519            --           --     7,788    2,080
Units issued                      773,611     1,857,677     7,847,614    7,327,353    10,498    6,331
Units redeemed                  1,316,803     1,297,511     1,425,921    1,380,422     3,036      623
                              -----------  ------------  ------------  -----------  --------  -------
Units, end of period            3,165,493     3,708,685     6,421,693    5,946,931    15,250    7,788
                              ===========  ============  ============  ===========  ========  =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Small Cap                                           Small Cap
                                  Growth Series II      Small Cap Index Series I       Index Series II
                              ------------------------  ------------------------  ------------------------
                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $        --  $        --  $    82,900  $   114,640  $   169,498  $   313,871
Expenses:
   Mortality and expense
      risk and
      administrative charges     (496,715)    (395,406)    (250,886)    (220,829)    (951,202)    (812,440)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)     (496,715)    (395,406)    (167,986)    (106,189)    (781,704)    (498,569)
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --           --           --      457,032           --    1,613,250
   Net realized gain (loss)      (450,506)  (6,712,524)    (938,866)  (2,231,538)  (3,703,468)  (5,818,924)
                              -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)          (450,506)  (6,712,524)    (938,866)  (1,774,506)  (3,703,468)  (4,205,674)
                              -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       6,549,984   14,336,850    4,781,483    5,075,791   17,541,729   16,231,422
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              5,602,763    7,228,920    3,674,631    3,195,096   13,056,557   11,527,179
                              -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments              243,197      663,794       49,555       51,269      277,844      447,484
   Transfers between
      sub-accounts and the
      company                     632,747     (239,546)     492,952   (1,175,929)  (2,852,894)  (2,472,638)
   Withdrawals                 (3,451,075)  (2,032,028)  (1,371,681)  (1,607,474)  (4,704,856)  (2,333,150)
   Annual contract fee            (94,595)     (86,830)     (58,182)     (58,055)    (317,986)    (323,532)
                              -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (2,669,726)  (1,694,610)    (887,356)  (2,790,189)  (7,597,892)  (4,681,836)
                              -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                       2,933,037    5,534,310    2,787,275      404,907    5,458,665    6,845,343
Contract owners' equity at
   beginning of period         30,670,851   25,136,541   15,814,967   15,410,060   58,966,313   52,120,970
                              -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $33,603,888  $30,670,851  $18,602,242  $15,814,967  $64,424,978  $58,966,313
                              ===========  ===========  ===========  ===========  ===========  ===========

                                  2010         2009         2010         2009         2010         2009
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period      2,052,359    2,215,159    1,130,357    1,374,591    4,052,504    4,455,488
Units issued                      563,936      700,447      152,510      103,684      337,029      244,026
Units redeemed                    736,257      863,247      214,424      347,918      819,869      647,010
                              -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period            1,880,038    2,052,359    1,068,443    1,130,357    3,569,664    4,052,504
                              ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      Small Cap                 Small Cap              Small Cap
                               Opportunities Series I    Opportunities Series II     Value Series I
                              ------------------------  ------------------------  -------------------
                                  2010         2009         2010         2009       2010       2009
                              -----------  -----------  -----------  -----------  --------  ---------
Income:
   Dividend distributions
      received                $        --  $        --  $        --  $        --  $  1,273  $  1,107
Expenses:
   Mortality and expense
      risk and
      administrative charges     (453,115)    (386,318)    (482,249)    (373,987)   (3,127)   (1,092)
                              -----------  -----------  -----------  -----------  --------  --------
Net investment income (loss)     (453,115)    (386,318)    (482,249)    (373,987)   (1,854)       15
                              -----------  -----------  -----------  -----------  --------  --------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --           --           --           --        --        --
   Net realized gain (loss)    (3,223,195)  (4,933,476)  (3,743,722)  (4,273,827)    2,862       (12)
                              -----------  -----------  -----------  -----------  --------  --------
Realized gains (losses)        (3,223,195)  (4,933,476)  (3,743,722)  (4,273,827)    2,862       (12)
                              -----------  -----------  -----------  -----------  --------  --------
Unrealized appreciation
   (depreciation) during the
   period                      10,810,979   12,360,752   11,108,338   11,136,901    74,674    51,288
                              -----------  -----------  -----------  -----------  --------  --------
Net increase (decrease) in
   contract owners' equity
   from operations              7,134,669    7,040,958    6,882,367    6,489,087    75,682    51,291
                              -----------  -----------  -----------  -----------  --------  --------
Changes from principal
   transactions:
   Purchase payments              125,315       93,861      175,633      468,323    81,781   155,599
   Transfers between
      sub-accounts and the
      company                   2,300,972   (2,206,473)   4,064,240     (585,584)   28,775    30,708
   Withdrawals                 (4,077,123)  (2,519,946)  (3,337,054)  (1,712,683)   (8,185)     (217)
   Annual contract fee            (90,552)     (89,406)    (124,660)    (115,897)   (2,695)   (4,476)
                              -----------  -----------  -----------  -----------  --------  --------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (1,741,388)  (4,721,964)     778,159   (1,945,841)   99,676   181,614
                              -----------  -----------  -----------  -----------  --------  --------
Total increase (decrease)
   in contract owners'
   equity                       5,393,281    2,318,994    7,660,526    4,543,246   175,358   232,905
Contract owners' equity at
   beginning of period         28,464,030   26,145,036   26,863,935   22,320,689   240,945     8,040
                              -----------  -----------  -----------  -----------  --------  --------
Contract owners' equity at
   end of period              $33,857,311  $28,464,030  $34,524,461  $26,863,935  $416,303  $240,945
                              ===========  ===========  ===========  ===========  ========  ========

                                  2010         2009         2010         2009       2010       2009
                              -----------  -----------  -----------  -----------  --------  ---------
Units, beginning of period      1,685,652    2,041,130    1,671,563    1,804,827    19,366       823
Units issued                      433,004      158,129      696,336      375,290     8,265    18,951
Units redeemed                    548,398      513,607      671,331      508,554       824       408
                              -----------  -----------  -----------  -----------  --------  --------
Units, end of period            1,570,258    1,685,652    1,696,568    1,671,563    26,807    19,366
                              ===========  ===========  ===========  ===========  ========  ========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                               Small company                Small company
                              Small Cap Value Series II        Value Series I              Value Series II
                              -------------------------  --------------------------  --------------------------
                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions
      received                $    64,121  $    138,429  $  1,012,758  $    271,026  $    886,695  $    161,506
Expenses:
   Mortality and expense
      risk and
      administrative charges     (662,837)     (533,619)   (1,142,682)   (1,109,344)   (1,215,884)   (1,104,456)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)     (598,716)     (395,190)     (129,924)     (838,318)     (329,189)     (942,950)
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --            --            --     9,586,606            --     9,006,578
   Net realized gain (loss)     1,081,321   (16,800,952)   (8,073,782)  (15,418,958)   (6,975,736)  (12,374,254)
                              -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)         1,081,321   (16,800,952)   (8,073,782)   (5,832,352)   (6,975,736)   (3,367,676)
                              -----------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                       8,041,429    23,349,738    21,578,460    22,993,202    20,633,152    20,149,057
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations              8,524,034     6,153,596    13,374,754    16,322,532    13,328,227    15,838,431
                              -----------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments              298,336       757,504       223,405       321,382       507,683     1,104,826
   Transfers between
      sub-accounts and the
      company                   8,032,771   (11,669,901)   (5,760,662)   (7,179,699)   (4,531,574)   (4,544,083)
   Withdrawals                 (4,969,653)   (2,986,852)  (10,176,908)   (8,588,700)   (7,693,660)   (4,827,419)
   Annual contract fee           (125,197)     (119,253)     (218,386)     (241,105)     (292,990)     (312,778)
                              -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 3,236,257   (14,018,502)  (15,932,551)  (15,688,122)  (12,010,541)   (8,579,454)
                              -----------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                      11,760,291    (7,864,906)   (2,557,797)      634,410     1,317,686     7,258,977
Contract owners' equity at
   beginning of period         37,413,620    45,278,526    80,022,045    79,387,635    78,532,147    71,273,170
                              -----------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period              $49,173,911  $ 37,413,620  $ 77,464,248  $ 80,022,045  $ 79,849,833  $ 78,532,147
                              ===========  ============  ============  ============  ============  ============

                                  2010         2009          2010          2009          2010          2009
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period      2,610,714     3,963,530     3,876,782     4,835,477     4,564,364     5,166,412
Units issued                    1,352,961     1,100,449       107,705       242,545       230,762       539,643
Units redeemed                  1,194,197     2,453,264       846,684     1,201,240       887,412     1,141,691
                              -----------  ------------  ------------  ------------  ------------  ------------
Units, end of period            2,769,478     2,610,714     3,137,803     3,876,782     3,907,714     4,564,364
                              ===========  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                   Smaller company           Smaller Company
                                   Growth Series I          Growth Series II       Strategic Bond Series I
                              ------------------------  ------------------------  -------------------------
                                  2010         2009         2010         2009         2010          2009
                              -----------  -----------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions
      received                $        --  $        --  $        --  $        --  $  6,950,621  $ 5,546,883
Expenses:
   Mortality and expense
      risk and
      administrative charges     (534,335)     (71,447)    (346,683)     (45,471)     (929,320)  (1,013,906)
                              -----------  -----------  -----------  -----------  ------------  -----------
Net investment income (loss)     (534,335)     (71,447)    (346,683)     (45,471)    6,021,301    4,532,977
                              -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received      557,346           --      335,569           --            --           --
   Net realized gain (loss)       852,848       20,275      604,733       14,523    (6,929,317)  (4,810,959)
                              -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses)         1,410,194       20,275      940,302       14,523    (6,929,317)  (4,810,959)
                              -----------  -----------  -----------  -----------  ------------  -----------
Unrealized appreciation
   (depreciation) during the
   period                       6,597,633    1,850,476    3,711,838    1,055,286     8,496,704   13,575,667
                              -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              7,473,492    1,799,304    4,305,457    1,024,338     7,588,688   13,297,685
                              -----------  -----------  -----------  -----------  ------------  -----------
Changes from principal
   transactions:
   Purchase payments              118,812       11,562      170,132       58,523        52,367      132,028
   Transfers between
      sub-accounts and the
      company                  (2,235,116)  35,925,528     (703,971)  20,701,081   (72,003,029)   3,074,291
   Withdrawals                 (4,154,094)    (330,386)  (2,213,904)    (146,792)   (9,439,855)  (9,028,486)
   Annual contract fee           (118,372)     (14,988)     (97,854)     (14,328)      (90,223)    (105,841)
                              -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (6,388,770)  35,591,716   (2,845,597)  20,598,484   (81,480,740)  (5,928,008)
                              -----------  -----------  -----------  -----------  ------------  -----------
Total increase (decrease)
   in contract owners'
   equity                       1,084,722   37,391,020    1,459,860   21,622,822   (73,892,052)   7,369,677
Contract owners' equity at
   beginning of period         37,391,020           --   21,622,822           --    73,892,052   66,522,375
                              -----------  -----------  -----------  -----------  ------------  -----------
Contract owners' equity at
   end of period              $38,475,742  $37,391,020  $23,082,682  $21,622,822  $         --  $73,892,052
                              ===========  ===========  ===========  ===========  ============  ===========

                                  2010         2009         2010         2009         2010          2009
                              -----------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period      2,846,684           --    1,648,670           --     3,627,147    3,956,841
Units issued                      164,711    2,923,245      306,452    1,701,272       295,053      547,842
Units redeemed                    633,654       76,561      522,206       52,602     3,922,200      877,536
                              -----------  -----------  -----------  -----------  ------------  -----------
Units, end of period            2,377,741    2,846,684    1,432,916    1,648,670            --    3,627,147
                              ===========  ===========  ===========  ===========  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                           Strategic
                                                             Income
                                                         Opportunities      Strategic Income
                               Strategic Bond Series II     Series I     Opportunities Series II
                              -------------------------  -------------  ------------------------
                                  2010          2009          2010         2010          2009
                              ------------  -----------  -------------  -----------  -----------
Income:
   Dividend distributions
      received                $  6,739,351  $ 4,758,122  $ 5,461,644    $ 5,746,958  $   671,982
Expenses:
   Mortality and expense
      risk and
      administrative charges      (968,408)    (951,893)    (171,370)      (365,568)    (167,757)
                              ------------  -----------  -----------    -----------  -----------
Net investment income (loss)     5,770,943    3,806,229    5,290,274      5,381,390      504,225
                              ------------  -----------  -----------    -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received            --           --           --             --           --
   Net realized gain (loss)     (3,380,005)  (4,660,575)     (44,841)     1,227,520     (358,748)
                              ------------  -----------  -----------    -----------  -----------
Realized gains (losses)         (3,380,005)  (4,660,575)     (44,841)     1,227,520     (358,748)
                              ------------  -----------  -----------    -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                        4,652,821   12,263,118   (4,096,503)    (4,064,984)   2,185,320
                              ------------  -----------  -----------    -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations               7,043,759   11,408,772    1,148,930      2,543,926    2,330,797
                              ------------  -----------  -----------    -----------  -----------
Changes from principal
   transactions:
   Purchase payments               405,933    1,268,992        7,663        156,271       93,794
   Transfers between
      sub-accounts and the
      company                  (67,583,184)   9,130,065   75,898,532     66,631,706    1,710,190
   Withdrawals                  (7,197,217)  (5,400,240)  (2,222,631)    (2,772,211)    (962,996)
   Annual contract fee            (183,903)    (218,812)     (14,587)       (66,888)     (30,288)
                              ------------  -----------  -----------    -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (74,558,371)   4,780,005   73,668,977     63,948,878      810,700
                              ------------  -----------  -----------    -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      (67,514,612)  16,188,777   74,817,907     66,492,804    3,141,497
Contract owners' equity at
   beginning of period          67,514,612   51,325,835           --     12,305,166    9,163,669
                              ------------  -----------  -----------    -----------  -----------
Contract owners' equity at
   end of period              $         --  $67,514,612  $74,817,907    $78,797,970  $12,305,166
                              ============  ===========  ===========    ===========  ===========

                                  2010          2009          2010         2010          2009
                              ------------  -----------  -------------  -----------  -----------
Units, beginning of period       4,336,364    3,982,811           --        767,713      711,330
Units issued                       893,994    1,474,190    4,300,419      4,479,063      362,599
Units redeemed                   5,230,358    1,120,637      230,959        820,819      306,216
                              ------------  -----------  -----------    -----------  -----------
Units, end of period                    --    4,336,364    4,069,460      4,425,957      767,713
                              ============  ===========  ===========    ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                 Total Bond Market        Total Bond Market
                                 Trust A Series II       Trust A Series NAV        Total Return Series I
                              ----------------------  ------------------------  --------------------------
                                  2010        2009        2010         2009         2010          2009
                              -----------  ---------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions
      received                $   961,037  $  21,156  $ 2,370,143  $   768,485  $  6,024,933  $  9,635,456
Expenses:
   Mortality and expense
      risk and
      administrative charges     (191,994)   (13,519)    (502,017)     (75,565)   (3,832,504)   (3,670,399)
                              -----------  ---------  -----------  -----------  ------------  ------------
Net investment income (loss)      769,043      7,637    1,868,126      692,920     2,192,429     5,965,057
                              -----------  ---------  -----------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received           --      8,148           --           --     4,431,887    11,167,421
   Net realized gain (loss)        56,081     31,754      300,937        2,742     4,715,820      (496,060)
                              -----------  ---------  -----------  -----------  ------------  ------------
Realized gains (losses)            56,081     39,902      300,937        2,742     9,147,707    10,671,361
                              -----------  ---------  -----------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                      (1,136,738)   (25,697)    (180,410)    (487,875)    3,829,451    10,313,046
                              -----------  ---------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations               (311,614)    21,842    1,988,653      207,787    15,169,587    26,949,464
                              -----------  ---------  -----------  -----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments            5,360,843     65,100   23,580,947   23,979,514     2,187,539     1,739,650
   Transfers between
      sub-accounts and the
      company                  37,552,113      9,854   32,095,606    7,234,238     9,164,154    20,143,471
   Withdrawals                 (2,610,078)  (127,575)  (1,917,945)       1,160   (41,069,925)  (35,555,312)
   Annual contract fee           (112,587)    (6,120)  (1,120,478)    (767,672)     (624,438)     (672,752)
                              -----------  ---------  -----------  -----------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                40,190,291    (58,741)  52,638,130   30,447,240   (30,342,670)  (14,344,943)
                              -----------  ---------  -----------  -----------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                      39,878,677    (36,899)  54,626,783   30,655,027   (15,173,083)   12,604,521
Contract owners' equity at
   beginning of period            868,795    905,694   30,655,027           --   250,132,005   237,527,484
                              -----------  ---------  -----------  -----------  ------------  ------------
Contract owners' equity at
   end of period              $40,747,472  $ 868,795  $85,281,810  $30,655,027  $234,958,922  $250,132,005
                              ===========  =========  ===========  ===========  ============  ============

                                  2010        2009        2010         2009         2010          2009
                              -----------  ---------  -----------  -----------  ------------  ------------
Units, beginning of period         64,240     67,335    2,360,787           --    12,463,088    13,162,475
Units issued                    3,876,657    112,789    4,292,037    2,367,658     2,251,147     2,437,991
Units redeemed                    897,466    115,884      391,034        6,871     3,617,817     3,137,378
                              -----------  ---------  -----------  -----------  ------------  ------------
Units, end of period            3,043,431     64,240    6,261,790    2,360,787    11,096,418    12,463,088
                              ===========  =========  ===========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                 Total Stock               Total Stock
                                Total Return Series II      Market Index Series I    Market Index Series II
                              --------------------------  ------------------------  ------------------------
                                  2010          2009          2010        2009          2010        2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $  7,054,586  $ 10,760,521  $   167,477  $   184,927  $   425,196  $   502,747
Expenses:
   Mortality and expense
      risk and
      administrative charges    (5,261,075)   (4,368,230)    (196,488)    (176,225)    (624,612)    (559,246)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net investment income (loss)     1,793,511     6,392,291      (29,011)       8,702     (199,416)     (56,499)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received     5,707,349    12,342,008           --           --           --           --
   Net realized gain (loss)      7,306,637      (381,763)     (17,149)    (464,353)  (1,298,845)  (3,658,966)
                              ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses)         13,013,986    11,960,245      (17,149)    (464,353)  (1,298,845)  (3,658,966)
                              ------------  ------------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                        3,777,579    11,727,453    1,883,392    3,246,122    6,975,838   12,225,649
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations              18,585,076    30,079,989    1,837,232    2,790,471    5,477,577    8,510,184
                              ------------  ------------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments             2,296,271    11,328,858       29,898       38,523      272,208      234,528
   Transfers between
      sub-accounts and the
      company                   20,989,569    59,477,039     (762,360)     (25,597)  (3,594,688)    (897,191)
   Withdrawals                 (37,123,758)  (27,501,051)  (1,198,856)    (904,661)  (3,676,531)  (2,032,156)
   Annual contract fee            (853,863)     (816,124)     (30,868)     (33,607)    (219,409)    (232,706)
                              ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (14,691,781)   42,488,722   (1,962,186)    (925,342)  (7,218,420)  (2,927,525)
                              ------------  ------------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                        3,893,295    72,568,711     (124,954)   1,865,129   (1,740,843)   5,582,659
Contract owners' equity at
   beginning of period         306,155,661   233,586,950   13,419,876   11,554,747   41,686,321   36,103,662
                              ------------  ------------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $310,048,956  $306,155,661  $13,294,922  $13,419,876  $39,945,478  $41,686,321
                              ============  ============  ===========  ===========  ===========  ===========

                                  2010          2009          2010        2009          2010        2009
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, beginning of period      17,775,787    15,079,563    1,288,506    1,405,412    3,055,658    3,347,656
Units issued                     6,593,153     6,760,437       35,169       96,302       65,656      307,734
Units redeemed                   7,331,475     4,064,213      219,152      213,208      574,810      599,732
                              ------------  ------------  -----------  -----------  -----------  -----------
Units, end of period            17,037,465    17,775,787    1,104,523    1,288,506    2,546,504    3,055,658
                              ============  ============  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                              Ultra Short  Ultra Short
                               Term Bond    Term Bond   U.S. Government Securities  U.S. Government Securities
                               Series I     Series II            Series I                    Series II
                              -----------  -----------  --------------------------  --------------------------
                                  2010         2010         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions
      received                 $   5,779   $   313,582  $    928,691  $  2,986,794  $    721,295  $  2,453,158
Expenses:
   Mortality and expense
      risk and
      administrative charges      (1,260)     (180,062)     (481,114)   (1,528,685)     (502,553)   (1,355,560)
                               ---------   -----------  ------------  ------------  ------------  ------------
Net investment income (loss)       4,519       133,520       447,577     1,458,109       218,742     1,097,598
                               ---------   -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received          --            --     3,089,816     2,654,323     2,662,000     2,148,409
   Net realized gain (loss)          489        (3,775)   (3,759,805)   (2,850,217)   (1,522,789)   (1,790,507)
                               ---------   -----------  ------------  ------------  ------------  ------------
Realized gains (losses)              489        (3,775)     (669,989)     (195,894)    1,139,211       357,902
                               ---------   -----------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the
   period                         (5,439)     (305,367)    1,914,506     5,414,438       (93,600)    3,852,348
                               ---------   -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from operations                  (431)     (175,622)    1,692,094     6,676,653     1,264,353     5,307,848
                               ---------   -----------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments             343,032     8,077,839       153,347       817,587       212,961     3,655,380
   Transfers between
      sub-accounts and the
      company                    622,010    31,734,503   (91,959,684)      168,827   (84,656,713)    7,291,212
   Withdrawals                  (277,761)   (4,147,393)   (5,691,526)  (16,828,941)   (3,764,533)  (10,149,918)
   Annual contract fee            (9,550)      (71,440)      (61,899)     (194,053)      (47,321)     (209,895)
                               ---------   -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                  677,731    35,593,509   (97,559,762)  (16,036,580)  (88,255,606)      586,779
                               ---------   -----------  ------------  ------------  ------------  ------------
Total increase (decrease)
   in contract owners'
   equity                        677,300    35,417,887   (95,867,668)   (9,359,927)  (86,991,253)    5,894,627
Contract owners' equity at
   beginning of period                --            --    95,867,668   105,227,595    86,991,253    81,096,626
                               ---------   -----------  ------------  ------------  ------------  ------------
Contract owners' equity at
   end of period               $ 677,300   $35,417,887  $         --  $ 95,867,668  $         --  $ 86,991,253
                               =========   ===========  ============  ============  ============  ============

                                  2010         2010         2010          2009          2010          2009
                              -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period            --            --     4,725,957     5,539,269     6,154,117     6,098,393
Units issued                     103,024     3,839,229       421,022     1,020,113     1,815,231     2,808,451
Units redeemed                    48,719       984,800     5,146,979     1,833,425     7,969,348     2,752,727
                               ---------   -----------  ------------  ------------  ------------  ------------
Units, end of period              54,305     2,854,429            --     4,725,957            --     6,154,117
                               =========   ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     U.S. High
                                  Yield Series II         Utilities Series I        Utilities Series II
                              -----------------------  ------------------------  ------------------------
                                  2010        2009         2010         2009         2010         2009
                              -----------  ----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions
      received                $ 2,535,070  $  531,586  $   505,422  $ 1,033,085  $   546,273  $ 1,144,988
Expenses:
   Mortality and expense
      risk and
      administrative charges      (83,986)    (84,810)    (346,070)    (338,017)    (416,385)    (406,836)
                              -----------  ----------  -----------  -----------  -----------  -----------
Net investment income (loss)    2,451,084     446,776      159,352      695,068      129,888      738,152
                              -----------  ----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received    2,120,571          --           --           --           --           --
   Net realized gain (loss)    (3,384,190)    385,585   (3,007,837)  (4,922,815)  (3,087,413)  (5,794,512)
                              -----------  ----------  -----------  -----------  -----------  -----------
Realized gains (losses)        (1,263,619)    385,585   (3,007,837)  (4,922,815)  (3,087,413)  (5,794,512)
                              -----------  ----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                        (699,369)  1,088,645    5,333,224   10,299,864    5,691,175   11,681,291
                              -----------  ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations                488,096   1,921,006    2,484,739    6,072,117    2,733,650    6,624,931
                              -----------  ----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                2,093      51,338       62,850      133,313       73,063       87,905
   Transfers between
      sub-accounts and the
      company                  (6,243,094)  3,170,037   (1,310,782)  (1,489,128)  (1,749,674)  (1,686,320)
   Withdrawals                   (628,495)   (774,017)  (3,003,168)  (2,177,324)  (2,807,341)  (2,139,475)
   Annual contract fee            (19,342)    (22,399)     (75,216)     (85,207)     (99,308)    (114,273)
                              -----------  ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                (6,888,838)  2,424,959   (4,326,316)  (3,618,346)  (4,583,260)  (3,852,163)
                              -----------  ----------  -----------  -----------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                      (6,400,742)  4,345,965   (1,841,577)   2,453,771   (1,849,610)   2,772,768
Contract owners' equity at
   beginning of period          6,400,742   2,054,777   24,792,417   22,338,646   28,486,949   25,714,181
                              -----------  ----------  -----------  -----------  -----------  -----------
Contract owners' equity at
   end of period              $        --  $6,400,742  $22,950,840  $24,792,417  $26,637,339  $28,486,949
                              ===========  ==========  ===========  ===========  ===========  ===========

                                  2010        2009         2010         2009         2010         2009
                              -----------  ----------  -----------  -----------  -----------  -----------
Units, beginning of period        407,858     188,712    1,410,049    1,674,898    1,086,877    1,289,627
Units issued                      261,514     552,301      136,732      179,703       89,346      135,339
Units redeemed                    669,372     333,155      383,402      444,552      268,660      338,089
                              -----------  ----------  -----------  -----------  -----------  -----------
Units, end of period                   --     407,858    1,163,379    1,410,049      907,563    1,086,877
                              ===========  ==========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                Value Opportunities          Value Series I             Value Series II
                              -----------------------  --------------------------  ------------------------
                                 2010         2009         2010          2009         2010          2009
                              ----------  -----------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions
      received                $   16,774  $    21,385  $    990,501  $  1,097,906  $   232,349  $   281,656
Expenses:
   Mortality and expense
      risk and
      administrative charges     (69,823)     (65,068)   (1,339,713)   (1,107,624)    (475,172)    (397,487)
                              ----------  -----------  ------------  ------------  -----------  -----------
Net investment income (loss)     (53,049)     (43,683)     (349,212)       (9,718)    (242,823)    (115,831)
                              ----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain
      distributions received          --           --            --            --           --           --
   Net realized gain (loss)     (536,789)  (1,624,797)   (4,504,896)  (15,113,884)  (2,478,538)  (9,206,474)
                              ----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses)         (536,789)  (1,624,797)   (4,504,896)  (15,113,884)  (2,478,538)  (9,206,474)
                              ----------  -----------  ------------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the
   period                      1,698,332    2,643,269    23,801,518    43,438,869    8,018,498   17,427,093
                              ----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from operations             1,108,494      974,789    18,947,410    28,315,267    5,297,137    8,104,788
                              ----------  -----------  ------------  ------------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                 480          680     1,222,610     9,048,320      141,211      442,263
   Transfers between
      sub-accounts and the
      company                   (279,138)    (415,404)   (4,952,287)    2,292,113      208,358   (1,231,109)
   Withdrawals                  (528,689)    (769,509)   (9,488,281)   (8,115,551)  (3,152,394)  (2,317,353)
   Annual contract fee           (18,045)     (18,697)     (344,854)     (471,403)     (97,766)     (97,881)
                              ----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in
   contract owners' equity
   from principal
   transactions                 (825,392)  (1,202,930)  (13,562,812)    2,753,479   (2,900,591)  (3,204,080)
                              ----------  -----------  ------------  ------------  -----------  -----------
Total increase (decrease)
   in contract owners'
   equity                        283,102     (228,141)    5,384,598    31,068,746    2,396,546    4,900,708
Contract owners' equity at
   beginning of period         4,610,241    4,838,382    99,042,987    67,974,241   28,921,543   24,020,835
                              ----------  -----------  ------------  ------------  -----------  -----------
Contract owners' equity at
   end of period              $4,893,343  $ 4,610,241  $104,427,585  $ 99,042,987  $31,318,089  $28,921,543
                              ==========  ===========  ============  ============  ===========  ===========

                                 2010         2009         2010          2009         2010          2009
                              ----------  -----------  ------------  ------------  -----------  -----------
Units, beginning of period       167,144      224,622     5,780,835     4,527,802    1,797,563    2,059,738
Units issued                       1,187        2,910       334,770     2,586,942      375,080      469,607
Units redeemed                    25,565       60,388     1,011,652     1,333,909      544,958      731,782
                              ----------  -----------  ------------  ------------  -----------  -----------
Units, end of period             142,766      167,144     5,103,953     5,780,835    1,627,685    1,797,563
                              ==========  ===========  ============  ============  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2010

1.   ORGANIZATION

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the "Account") is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the "Company"). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 146 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Trust (the "Trust"), and 5 sub-accounts that are invested in portfolios of other Outside Trusts (the "Outside Trusts"). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products:
Venture, Vantage, Vision, Venture III, Venture IV, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2010 are as follows:

SUB-ACCOUNTS CLOSED                          2010
-------------------                       ---------
U.S. Government Securities Series I        5/3/2010
U.S. Government Securities Series II       5/3/2010
All Cap Growth Series I                    5/3/2010
All Cap Growth Series II                   5/3/2010
Pacific Rim Series I                       5/3/2010
Pacific Rim Series II                      5/3/2010
CGTC Overseas Equity Series II             5/3/2010
U.S. High Yield Bond Series II            11/8/2010
Strategic Bond Series I                   11/8/2010
Strategic Bond Series II                  11/8/2010

SUB-ACCOUNTS OPENED                          2010
-------------------                       ---------
Short Term Government Income Series I      5/3/2010
Short Term Government Income Series II     5/3/2010
Ultra Short Term Bond Series I             8/2/2010
Ultra Short Term Bond Series II            8/2/2010
Strategic Income Opportunities Series I   11/8/2010

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

2.   SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

EXPENSES

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2010.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

3.   FEDERAL INCOME TAXES

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2010, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.   TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

5.   FAIR VALUE MEASUREMENTS

Accounting Standards Codification 820 ("ASC 820") "Fair Value Measurements and Disclosures" provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

- Level 3 - Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a Portfolio of the Trust and the Outside Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2009 and December 31, 2010.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

6. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2010 were as follows:

Sub-account                                        Purchases        Sales
-----------------------------------------------   ------------   -------------
500 Index Fund B Series NAV                       $  1,659,769   $   7,962,230
500 Index Series I                                   9,236,381       9,806,068
500 Index Series II                                  2,254,302       7,611,386
500 Index Series NAV                                67,704,216       8,912,403
Active Bond Series I                                10,311,980      19,750,158
Active Bond Series II                               53,357,635      74,199,032
All Cap Core Series I                                1,309,522      8,842,354
All Cap Core Series II                                 486,832       1,783,284
All Cap Growth Series I                                531,772      79,389,365
All Cap Growth Series II                                65,293      12,229,072
All Cap Value Series I                               1,778,830       7,435,875
All Cap Value Series II                              1,948,356       6,098,455
American Asset Allocation Series I                   5,571,979      28,320,380
American Asset Allocation Series II                 43,338,099     126,921,289
American Asset Allocation Series III                 7,737,477      12,028,468
American Blue-Chip Income & Growth Series II         6,044,793      13,428,305
American Blue-Chip Income & Growth Series III       37,876,906       8,876,941
American Bond Series II                            107,665,129     147,845,097
American Bond Series III                            72,309,304      14,572,696
American Fundamental Holdings Series II             26,069,331      78,156,307
American Fundamental Holdings Series III             4,103,281       3,262,998
American Global Diversification Series II           22,868,241      72,145,011
American Global Growth Series II                    19,864,713      34,839,989
American Global Growth Series III                      799,972         111,761
American Global Small Capitalization Series II      16,103,949      24,218,554
American Global Small Capitalization Series III      2,786,801       5,455,213
American Growth Series II                           31,720,763     208,657,994
American Growth Series III                          21,353,224       7,899,892
American Growth-Income Series I                      5,053,974      33,320,360
American Growth-Income Series II                    46,606,791     140,146,164
American Growth-Income Series III                    8,894,868       7,098,546
American High-Income Bond Series II                 21,512,579      21,341,794
American High-Income Bond Series III                25,347,571       2,054,359
American International Series II                    63,244,283     129,264,698
American International Series III                   22,301,299       2,009,870
American New World Series II                        33,373,365      28,795,999
American New World Series III                          880,258          73,984
Balanced Series I                                      331,564          25,240
Basic Value                                            216,062       1,794,481
Blue Chip Growth Series I                            6,497,469      49,548,884
Blue Chip Growth Series II                          12,598,854      24,147,506
Capital Appreciation Series I                       79,376,412      28,659,305
Capital Appreciation Series II                      19,382,218      15,448,287
Capital Appreciation Value Series II                43,902,081      49,245,418
CGTC Overseas Equity Series II                         247,858       3,564,919
Core Allocation Plus Series I                        2,127,664       1,713,554
Core Allocation Plus Series II                       8,015,656      15,032,078
Core Allocation Series I                             6,400,210         316,856

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

6. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                         Purchases        Sales
-----------------------------------------------   ------------   -------------
Core Allocation Series II                           49,830,300      13,156,564
Core Balanced Series I                              13,273,014         551,737
Core Balanced Series II                             90,457,843      17,529,635
Core Balanced Strategy Series NAV                      905,510         362,035
Core Bond Series II                                  7,611,930       6,794,913
Core Disciplined Diversification Series II          84,510,002      12,877,875
Core Fundamental Holdings Series II                119,026,117      20,883,318
Core Fundamental Holdings Series III                10,246,651       1,038,082
Core Global Diversification Series II              160,163,558      29,130,776
Core Global Diversification Series III              10,361,116       1,200,359
Core Strategy Series II                             86,464,585      53,987,733
Core Strategy Series NAV                             2,092,587       1,721,613
Disciplined Diversification Series II               11,760,812      17,939,438
DWS Equity 500 Index                                   845,733       3,286,809
Equity-Income Series I                              12,590,878      50,904,805
Equity-Income Series II                             18,789,880      31,375,001
Financial Services Series I                          1,428,832       4,904,690
Financial Services Series II                         3,078,074       7,924,423
Founding Allocation Series I                         4,391,559       3,683,838
Founding Allocation Series II                       47,365,127     143,111,978
Fundamental Value Series I                           9,535,849      65,295,067
Fundamental Value Series II                         13,656,543      56,309,429
Global Allocation                                       17,558         133,860
Global Bond Series I                                14,550,212      25,613,192
Global Bond Series II                               32,979,005      43,748,037
Global Trust Series I                                9,115,005      21,724,621
Global Trust Series II                               2,649,658       5,767,939
Health Sciences Series I                             4,162,457      10,835,661
Health Sciences Series II                            9,577,724      13,399,376
High Income Series II                               34,867,119      27,437,331
High Yield Series I                                 63,263,817      54,554,208
High Yield Series II                               117,591,280     104,466,699
International Core Series I                          3,192,501       7,886,440
International Core Series II                         3,748,589       5,646,068
International Equity Index A Series I               32,560,552       8,174,789
International Equity Index A Series II              41,060,779      11,935,002
International Equity Index Series NAV                1,480,386       3,816,993
International Opportunities Series II               11,661,369      14,673,605
International Small Company Series I                 4,280,941      13,372,788
International Small Company Series II                7,094,730       9,899,849
International Value Series I                         9,082,309      25,663,912
International Value Series II                       12,216,495      23,376,780
Investment Quality Bond Series I                    47,653,640      32,353,542
Investment Quality Bond Series II                   35,201,472      44,825,223
Large Cap Series I                                   2,168,383      19,979,988
Large Cap Series II                                    797,298       1,882,014
Large Cap Value Series I                             2,369,905       5,232,511
Large Cap Value Series II                            4,063,447       4,164,697

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

6. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                         Purchases       Sales
-----------------------------------------------   ------------   ------------
Lifestyle Aggressive Series I                       20,464,603      25,243,396
Lifestyle Aggressive Series II                      19,438,814      32,644,416
Lifestyle Balanced Series I                        117,637,859     136,760,257
Lifestyle Balanced Series II                       700,293,768     742,485,489
Lifestyle Conservative Series I                     79,471,750      80,749,732
Lifestyle Conservative Series II                   632,394,649     502,016,036
Lifestyle Growth Series I                          103,092,969      96,370,519
Lifestyle Growth Series II                         783,214,549     849,893,560
Lifestyle Moderate Series I                         59,815,040      58,995,610
Lifestyle Moderate Series II                       408,307,111     305,161,365
Mid Cap Index Series I                               5,845,646       8,889,581
Mid Cap Index Series II                             12,513,793      21,857,269
Mid Cap Stock Series I                              15,801,951      35,344,860
Mid Cap Stock Series II                             13,116,671      25,129,020
Mid Value Series I                                   4,731,327      16,825,978
Mid Value Series II                                  5,419,269      15,124,947
Money Market Series I                              139,879,845     203,931,337
Money Market Series II                             481,241,657     787,910,834
Money Market Trust B Series NAV                      9,437,882      15,893,675
Mutual Shares Series I                              41,693,364       5,210,489
Natural Resources Series II                         30,619,651      48,924,066
Optimized All Cap Series II                          3,726,191      12,706,842
Optimized Value Series II                              741,053       2,181,254
Pacific Rim Series I                                 1,773,181      22,278,195
Pacific Rim Series II                                5,279,800      26,667,232
PIMCO All Asset                                     15,400,591       8,509,048
Real Estate Securities Series I                     10,752,692      16,247,540
Real Estate Securities Series II                    15,047,516      20,481,548
Real Return Bond Series II                          24,117,202      30,723,099
Science & Technology Series I                        6,556,118      24,535,444
Science & Technology Series II                      11,084,520      19,008,960
Short Term Government Income Series I               99,336,775      18,753,559
Short Term Government Income Series II              92,582,526      18,087,840
Small Cap Growth Series I                              121,517          36,032
Small Cap Growth Series II                           8,883,887      12,050,326
Small Cap Index Series I                             2,404,425       3,459,768
Small Cap Index Series II                            5,467,225      13,846,821
Small Cap Opportunities Series I                     8,177,324      10,371,826
Small Cap Opportunities Series II                   12,394,174      12,098,263
Small Cap Value Series I                               112,443          14,621
Small Cap Value Series II                           21,069,971      18,432,429
Small Company Value Series I                         3,223,877      19,286,352

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

6. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                        Purchases        Sales
-----------------------------------------------   ------------   -------------
Small Company Value Series II                        4,831,781      17,171,511
Smaller Company Growth Series I                      2,839,845       9,205,605
Smaller Company Growth Series II                     4,536,385       7,393,096
Strategic Bond Series I                             12,927,779      88,387,217
Strategic Bond Series II                            21,083,379      89,870,807
Strategic Income Opportunities Series I             83,213,037       4,253,787
Strategic Income Opportunities Series II            83,637,216      14,306,946
Total Bond Market Trust A Series II                 53,469,258      12,509,924
Total Bond Market Trust A Series NAV                59,826,018       5,319,761
Total Return Series I                               55,600,705      79,319,059
Total Return Series II                             127,095,873     134,286,795
Total Stock Market Index Series I                      550,329       2,541,526
Total Stock Market Index Series II                   1,311,416       8,729,251
Ultra Short Term Bond Series I                       1,292,173         609,924
Ultra Short Term Bond Series II                     47,938,285      12,211,257
U.S. Government Securities Series I                 12,051,571     106,073,939
U.S. Government Securities Series II                29,306,239     114,681,104
U.S. High Yield Series II                            8,904,129      11,221,314
Utilities Series I                                   2,878,627       7,045,593
Utilities Series II                                  2,787,656       7,241,026
Value Opportunities                                     50,661         929,101
Value Series I                                       6,804,754      20,716,779
Value Series II                                      6,647,843       9,791,256

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
500 Index Fund B Series
   NAV                       2010   4,740  $10.71 to $10.45 $    50,459   2.05% to 1.40%        1.71%       13.26% to 12.53%
                             2009   5,401      9.45 to 9.29      50,844    2.05 to 1.40         2.22         24.59 to 23.79
                             2008   5,844      7.59 to 7.50      44,222    2.05 to 1.40         2.04       (38.07) to (38.47)
                             2007   6,936    12.25 to 12.20      84,872    2.05 to 1.40         1.25        (2.01) to (2.43)
500 Index Series I           2010   5,409    12.37 to 11.78      58,263    1.90 to 0.45         1.39         14.07 to 12.43
                             2009   5,498    11.00 to 10.32      52,556    1.90 to 0.45         1.64         25.17 to 23.37
                             2008   6,939      8.91 to 8.25      53,451    1.90 to 0.45         0.68       (37.49) to (38.39)
                             2007   8,813    14.47 to 13.19     109,739    1.90 to 0.45         2.20          4.43 to 2.92
                             2006  11,610    14.21 to 11.66     139,913    1.90 to 0.45         0.98         14.74 to 13.09
500 Index Series II          2010   3,263    16.00 to 15.73      45,976    2.05 to 0.45         1.17         13.77 to 11.97
                             2009   3,663    14.29 to 13.83      45,925    2.05 to 0.45         1.49         25.03 to 23.04
                             2008   3,917    11.61 to 11.06      39,679    2.05 to 0.45         0.47       (37.68) to (38.68)
                             2007   4,687    18.94 to 17.75      76,993    2.05 to 0.45         1.92          4.25 to 2.59
                             2006   5,989    18.53 to 15.21      95,202    2.05 to 0.45         0.82         14.54 to 12.73
500 Index Series NAV         2010   6,829    17.58 to 17.36     119,890    1.55 to 0.80         1.98         13.73 to 12.88
                             2009   3,111    15.46 to 15.38      48,071    1.55 to 0.80         2.57         23.67 to 23.06
Active Bond Series I         2010   3,775    17.10 to 15.75      61,016    1.90 to 0.45         7.10         13.34 to 11.71
                             2009   4,629    15.08 to 14.09      66,650    1.90 to 0.45         7.05         24.24 to 22.46
                             2008   5,542    12.14 to 11.51      64,896    1.90 to 0.45         5.10       (10.94) to (12.23)
                             2007   7,222    13.63 to 13.11      95,921    1.90 to 0.45         8.52          3.58 to 2.08
                             2006   8,812    13.16 to 12.85     114,129    1.90 to 0.45         2.87          3.95 to 2.46
Active Bond Series II        2010  19,948    16.90 to 15.43     315,368    2.05 to 0.45         6.91         13.20 to 11.40
                             2009  22,493    14.93 to 13.85     317,842    2.05 to 0.45         7.15         23.82 to 21.86
                             2008  23,847    12.06 to 11.37     275,346    2.05 to 0.45         4.72       (11.05) to (12.47)
                             2007  37,399    13.56 to 12.99     491,157    2.05 to 0.45         7.95          3.31 to 1.66
                             2006  38,059    13.12 to 12.78     489,521    2.05 to 0.45         2.62          3.74 to 2.10
All Cap Core Series I        2010   3,183    12.99 to 12.70      49,057    1.90 to 0.45         1.02         12.53 to 10.91
                             2009   3,691    11.54 to 11.46      51,277    1.90 to 0.45         1.57         27.89 to 26.05
                             2008   4,405      9.09 to 9.02      48,379    1.90 to 0.45         1.57       (39.90) to (40.77)
                             2007   5,691    15.34 to 15.01     105,085    1.90 to 0.45         1.40          2.20 to 0.72
                             2006   7,796     20.83 to 9.21     143,933    1.90 to 0.45         0.72         14.23 to 12.59
All Cap Core Series II       2010     501    17.35 to 17.04       7,783    2.05 to 0.45         0.79         12.31 to 10.53
                             2009     591    15.45 to 15.42       8,270    2.05 to 0.45         1.38         27.68 to 25.66
                             2008     682    12.27 to 12.10       7,549    2.05 to 0.45         1.33       (40.02) to (40.98)
                             2007     876    20.79 to 20.17      16,332    2.05 to 0.45         0.75          1.95 to 0.32
                             2006     546    20.80 to 16.71      10,072    2.05 to 0.45         0.58         14.03 to 12.23
All Cap Growth Series I      2010       0     12.86 to 9.90           0    1.90 to 0.45         0.21          4.48 to 3.98
                             2009   5,759     12.31 to 9.52      75,666    1.90 to 0.45         0.69         20.55 to 18.81
                             2008   6,912     10.21 to 8.01      76,574    1.90 to 0.45         0.29       (42.21) to (43.04)
                             2007   8,855    17.67 to 14.07     171,682    1.90 to 0.45         0.04          11.55 to 9.94
                             2006  11,560     20.21 to 8.59     205,159    1.90 to 0.45         0.00          6.10 to 4.57
All Cap Growth Series II     2010       0    13.23 to 12.69           0    2.05 to 0.45         0.11          4.40 to 3.85
                             2009   1,055    12.74 to 12.15      11,664    2.05 to 0.45         0.51         20.33 to 18.42
                             2008   1,159    10.76 to 10.10      10,760    2.05 to 0.45         0.10       (42.32) to (43.24)
                             2007   1,505    18.96 to 17.51      24,474    2.05 to 0.45         0.00          11.32 to 9.55
                             2006   1,743    17.37 to 14.04      25,736    2.05 to 0.45         0.00          5.84 to 4.17

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
All Cap Value Series I       2010   1,571  $19.43 to $17.01 $    27,159   1.90% to 0.45%        0.36%       17.82% to 16.13%
                             2009   1,910    16.49 to 14.65      28,466    1.90 to 0.45         0.52         26.04 to 24.23
                             2008   2,223    13.08 to 11.79      26,764    1.90 to 0.45         0.78       (29.10) to (30.13)
                             2007   2,757    18.45 to 16.87      47,390    1.90 to 0.45         1.69          7.84 to 6.28
                             2006   3,603    17.11 to 15.85      58,058    1.90 to 0.45         0.99         13.20 to 11.58
All Cap Value Series II      2010   1,558    20.95 to 20.63      28,706    2.05 to 0.45         0.15         17.60 to 15.74
                             2009   1,787    18.10 to 17.54      28,321    2.05 to 0.45         0.31         25.84 to 23.84
                             2008   2,009    14.62 to 13.94      25,562    2.05 to 0.45         0.54       (29.19) to (30.32)
                             2007   2,483    20.97 to 19.69      45,032    2.05 to 0.45         1.34          7.55 to 5.84
                             2006   3,376    19.89 to 15.89      57,471    2.05 to 0.45         0.80         13.02 to 11.23
American Asset Allocation
   Series I                  2010  13,637    12.07 to 11.44     158,613    1.90 to 0.45         1.53          11.55 to 9.95
                             2009  15,781    10.82 to 10.41     166,221    1.90 to 0.45         1.86         20.87 to 19.71
American Asset Allocation
   Series II                 2010 113,271    12.03 to 11.35   1,311,937    2.05 to 0.45         1.44          11.40 to 9.63
                             2009 121,062    10.80 to 10.35   1,272,060    2.05 to 0.45         2.01         22.72 to 20.77
                             2008  89,206      8.80 to 8.57     771,852    2.05 to 0.45         3.11       (30.15) to (31.26)
                             2007  37,749    12.60 to 12.47     472,822    2.05 to 0.45         3.79         0.81 to (0.26)
American Asset Allocation
   Series III                2010  12,112    12.67 to 12.40     153,108    1.55 to 0.80         1.96         11.64 to 10.81
                             2009  12,626    11.35 to 11.19     143,081    1.55 to 0.80         3.11         22.83 to 21.91
                             2008   3,703      9.24 to 9.18      34,188    1.55 to 0.80         8.47       (26.08) to (26.57)
American Blue-Chip Income
   & Growth Series II        2010   4,252    18.49 to 16.36      72,210    2.05 to 0.45         1.15          11.25 to 9.49
                             2009   4,710    16.62 to 14.94      72,695    2.05 to 0.45         1.43         26.56 to 24.55
                             2008   5,410    13.13 to 11.99      66,643    2.05 to 0.45         3.81       (37.05) to (38.05)
                             2007   7,008    20.86 to 19.36     138,675    2.05 to 0.45         2.05         1.02 to (0.59)
                             2006   8,938    20.65 to 19.48     177,061    2.05 to 0.45         0.43         16.27 to 14.43
American Blue-Chip Income
   & Growth Series III       2010  12,453    12.01 to 11.75     149,125    1.55 to 0.80         1.90         11.39 to 10.56
                             2009   9,830    10.78 to 10.63     105,779    1.55 to 0.80         2.96         26.77 to 25.82
                             2008   1,817      8.50 to 8.45      15,441    1.55 to 0.80        10.53       (31.98) to (32.43)
American Bond Series II      2010  49,795    14.27 to 13.08     669,121    2.05 to 0.45         2.36          5.49 to 3.82
                             2009  53,291    13.52 to 12.60     686,248    2.05 to 0.45         2.60          11.42 to 9.65
                             2008  50,088    12.14 to 11.49     585,290    2.05 to 0.45         9.01       (10.23) to (11.66)
                             2007  66,523    13.52 to 13.01     875,494    2.05 to 0.45         4.45          2.30 to 0.66
                             2006  36,600    13.22 to 12.92     475,934    2.05 to 0.45         0.00          6.01 to 4.33
American Bond Series III     2010  15,087    13.19 to 12.91     198,440    1.55 to 0.80         3.38          5.56 to 4.77
                             2009  10,976    12.49 to 12.32     136,901    1.55 to 0.80         4.89         11.67 to 10.83
                             2008   1,708    11.19 to 11.11      19,101    1.55 to 0.80        18.03       (10.49) to (11.08)
American Fundamental
   Holdings Series II        2010  89,991    12.16 to 11.37   1,041,332    2.05 to 0.35         1.38          7.96 to 1.20
                             2009  94,707    12.01 to 10.54   1,009,532    2.05 to 0.35         1.67         26.24 to 24.11
                             2008  64,804      9.52 to 8.49     553,472    2.05 to 0.35         5.63       (23.87) to (32.37)
                             2007   4,219    12.58 to 12.55      53,003    2.05 to 0.45         2.84          0.65 to 0.43
American Fundamental
   Holdings Series III       2010   4,994    12.61 to 12.34      62,808    1.55 to 0.80         1.91          9.83 to 9.01
                             2009   4,976    11.48 to 11.32      57,028    1.55 to 0.80         2.67         26.26 to 25.32
                             2008   1,576      9.09 to 9.03      14,319    1.55 to 0.80         9.38       (27.26) to (27.74)
American Global
   Diversification
   Series II                 2010  69,808    12.65 to 11.77     835,495    2.05 to 0.35         1.80          10.02 to 0.89
                             2009  74,544    12.54 to 10.69     806,356    2.05 to 0.35         1.81         35.81 to 33.53
                             2008  62,576      9.23 to 8.01     504,068    2.05 to 0.35         4.62       (26.13) to (36.18)
                             2007   8,251    12.58 to 12.55     103,611    2.05 to 0.45         2.96          0.61 to 0.39

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
American Global Growth
   Series II                 2010  15,211  $12.66 to $11.94 $   185,112   2.05% to 0.45%        0.92%        10.68% to 8.92%
                             2009  16,435    11.44 to 10.96     182,646    2.05 to 0.45         0.88         40.78 to 38.55
                             2008  17,516      8.13 to 7.91     139,771    2.05 to 0.45         2.33       (38.96) to (39.93)
                             2007  16,199    13.31 to 13.17     214,070    2.05 to 0.45         3.30          6.51 to 1.66
American Global Growth
   Series III                2010     254    13.08 to 12.80       3,306    1.55 to 0.80         1.59         10.91 to 10.08
                             2009     197    11.80 to 11.63       2,315    1.55 to 0.80         2.27         41.09 to 40.03
                             2008      32      8.36 to 8.30         270    1.55 to 0.80        11.31       (33.12) to (33.56)
American Global Small
   Capitalization
   Series II                 2010   6,333    12.11 to 11.42      73,719    2.05 to 0.45         1.12         21.30 to 19.38
                             2009   7,183      9.98 to 9.56      69,662    2.05 to 0.45         0.00         59.72 to 57.18
                             2008   7,111      6.25 to 6.09      43,637    2.05 to 0.45         1.24       (54.00) to (54.74)
                             2007   6,051    13.59 to 13.44      81,611    2.05 to 0.45         2.66          8.71 to 7.55
American Global Small
   Capitalization
   Series III                2010   2,737    12.55 to 12.28      34,259    1.55 to 0.80         1.57         21.52 to 20.62
                             2009   2,977    10.33 to 10.18      30,698    1.55 to 0.80         0.05         59.88 to 58.68
                             2008     777      6.46 to 6.42       5,017    1.55 to 0.80         7.92       (48.32) to (48.67)
American Growth Series II    2010  54,531    21.54 to 19.05   1,000,428    2.05 to 0.45         0.19         17.61 to 15.74
                             2009  64,066    18.31 to 16.46   1,013,458    2.05 to 0.45         0.08         38.05 to 35.86
                             2008  74,067    13.27 to 12.12     860,203    2.05 to 0.45         1.68       (44.53) to (45.42)
                             2007  71,979    23.91 to 22.20   1,544,152    2.05 to 0.45         0.97          11.23 to 9.45
                             2006  65,701    21.50 to 12.85   1,324,518    2.05 to 0.45         0.17          9.15 to 2.77
American Growth Series III   2010   7,318    12.17 to 11.91      88,815    1.55 to 0.80         0.77         17.74 to 16.86
                             2009   5,975    10.34 to 10.19      61,649    1.55 to 0.80         0.90         38.21 to 37.18
                             2008   1,283      7.48 to 7.43       9,589    1.55 to 0.80         8.43       (40.17) to (40.57)
American Growth-Income
   Series I                  2010   9,001    18.65 to 16.69     155,150    1.90 to 0.45         1.06          10.56 to 8.97
                             2009  10,752    16.87 to 15.32     169,407    1.90 to 0.45         1.10         27.18 to 25.96
American Growth-Income
   Series II                 2010  50,328    18.60 to 16.46     804,949    2.05 to 0.45         0.96          10.34 to 8.59
                             2009  55,869    16.86 to 15.16     820,869    2.05 to 0.45         1.06         30.08 to 28.01
                             2008  63,942    12.96 to 11.84     734,827    2.05 to 0.45         1.90       (38.45) to (39.43)
                             2007  66,656    21.06 to 19.55   1,269,653    2.05 to 0.45         2.82          4.00 to 2.35
                             2006  57,500    20.25 to 13.50   1,094,820    2.05 to 0.45         0.92          14.10 to 8.01
American Growth-Income
   Series III                2010   6,613    11.99 to 11.73      79,060    1.55 to 0.80         1.52          10.55 to 9.72
                             2009   6,436    10.84 to 10.69      69,674    1.55 to 0.80         2.16         30.22 to 29.24
                             2008   1,445      8.33 to 8.27      12,028    1.55 to 0.80         8.98       (33.38) to (33.82)
American High-Income Bond
   Series II                 2010   4,170    14.25 to 13.43      57,073    2.05 to 0.45         7.13         14.01 to 12.20
                             2009   4,418    12.50 to 11.97      53,605    2.05 to 0.45         6.75         37.80 to 35.61
                             2008   3,594      9.07 to 8.83      31,998    2.05 to 0.45         6.39       (24.73) to (25.93)
                             2007   3,619    12.05 to 11.92      43,281    2.05 to 0.45        13.20        (3.62) to (4.65)
American High-Income Bond
   Series III                2010   2,741    15.34 to 15.02      41,957    1.55 to 0.80         8.73         14.06 to 13.21
                             2009   1,265    13.45 to 13.26      16,993    1.55 to 0.80        26.39         38.08 to 37.05
                             2008      11      9.74 to 9.68         103    1.55 to 0.80        37.68       (22.06) to (22.57)
American International
   Series II                 2010  28,123    28.52 to 25.23     646,557    2.05 to 0.45         1.44          6.20 to 4.52
                             2009  30,807    26.86 to 24.14     679,801    2.05 to 0.45         0.91         41.77 to 39.52
                             2008  36,071    18.95 to 17.30     569,687    2.05 to 0.45         3.67       (42.73) to (43.64)
                             2007  36,873    33.08 to 30.71   1,049,619    2.05 to 0.45         2.13         18.87 to 16.97
                             2006  33,554    27.83 to 13.23     856,032    2.05 to 0.45         0.72          17.79 to 5.84
American International
   Series III                2010   2,699    12.24 to 11.98      32,941    1.55 to 0.80         2.87          6.40 to 5.60
                             2009     900    11.51 to 11.35      10,332    1.55 to 0.80         4.68         42.00 to 40.94
                             2008      34      8.10 to 8.05         279    1.55 to 0.80        10.20       (35.17) to (35.60)
American New World
   Series II                 2010   6,201    14.82 to 13.97      88,319    2.05 to 0.45         1.14         16.66 to 14.81
                             2009   5,874    12.70 to 12.17      72,479    2.05 to 0.45         1.19         48.15 to 45.80
                             2008   4,594      8.58 to 8.35      38,682    2.05 to 0.45         2.18       (42.92) to (43.83)
                             2007   5,282    15.02 to 14.86      78,752    2.05 to 0.45         4.11          20.18 to 3.01

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
American New World
   Series III                2010     198  $13.60 to $13.30 $     2,681   1.55% to 0.80%        1.83%       16.90% to 16.03%
                             2009     132    11.63 to 11.47       1,529    1.55 to 0.80         2.57         48.36 to 47.25
                             2008      15      7.84 to 7.79         115    1.55 to 0.80        12.33       (37.28) to (37.70)
Balanced Series I            2010      27    16.53 to 16.33         444    1.55 to 0.80         1.24         11.69 to 10.85
                             2009       7    14.80 to 14.73         107    1.55 to 0.80         2.26         18.42 to 17.84
Basic Value                  2010     382    29.22 to 14.98       8,946    1.90 to 1.40         1.39         11.11 to 10.55
                             2009     455    26.30 to 13.55       9,606    1.90 to 1.40         1.84         29.09 to 28.45
                             2008     560    20.38 to 10.55       9,193    1.90 to 1.40         1.86       (37.72) to (38.03)
                             2007     771    32.71 to 17.02      20,420    1.90 to 1.40         1.15         0.22 to (0.28)
                             2006   1,058    32.64 to 16.86      28,247    1.90 to 1.40         1.32         19.98 to 19.38
Blue Chip Growth Series I    2010  12,612    17.49 to 13.57     259,341    1.90 to 0.45         0.08         15.63 to 13.97
                             2009  14,833    15.12 to 11.91     265,754    1.90 to 0.45         0.14         42.25 to 40.21
                             2008  17,615     10.63 to 8.49     224,482    1.90 to 0.45         0.31       (42.79) to (43.62)
                             2007  21,089    18.58 to 15.07     478,935    1.90 to 0.45         0.72         12.24 to 10.61
                             2006  26,907    24.22 to 10.96     554,434    1.90 to 0.45         0.21          9.09 to 5.59
Blue Chip Growth Series II   2010   7,826    17.13 to 17.04     118,731    2.05 to 0.45         0.05         15.42 to 13.59
                             2009   8,551    15.00 to 14.84     113,765    2.05 to 0.45         0.09         41.92 to 39.67
                             2008   9,393    10.74 to 10.46      89,182    2.05 to 0.45         0.14       (42.89) to (43.80)
                             2007   9,256    19.11 to 18.31     155,552    2.05 to 0.45         0.39         12.00 to 10.22
                             2006  10,160    17.40 to 13.18     154,585    2.05 to 0.45         0.03          8.82 to 5.44
Capital Appreciation
   Series I                  2010  17,221    12.76 to 10.91     171,777    1.90 to 0.45         0.15          11.33 to 9.73
                             2009  11,642     11.62 to 9.80     105,780    1.90 to 0.45         0.25         41.65 to 39.61
                             2008  13,837      8.33 to 6.92      89,610    1.90 to 0.45         0.43       (37.50) to (38.41)
                             2007  17,486    13.52 to 11.07     182,898    1.90 to 0.45         0.27          11.11 to 9.50
                             2006  22,981     12.66 to 9.20     218,602    1.90 to 0.45         0.00          1.80 to 0.34
Capital Appreciation
   Series II                 2010   4,936    18.03 to 16.83      73,641    2.05 to 0.45         0.02          11.08 to 9.31
                             2009   4,634    16.49 to 15.15      62,886    2.05 to 0.45         0.05         41.41 to 39.16
                             2008   4,711    11.85 to 10.71      45,780    2.05 to 0.45         0.22       (37.64) to (38.63)
                             2007   5,414    19.31 to 17.18      85,349    2.05 to 0.45         0.08          10.86 to 9.09
                             2006   6,969    17.77 to 12.63     100,281    2.05 to 0.45         0.00          1.61 to 0.00
Capital Appreciation Value
    Series II                2010  24,073    13.33 to 12.80     312,548    2.05 to 0.45         1.26         13.12 to 11.33
                             2009  27,231    11.78 to 11.49     315,680    2.05 to 0.45         2.10         29.25 to 27.20
                             2008  14,299      9.12 to 9.04     129,560    2.05 to 0.45         1.23       (27.08) to (27.71)
CGTC Overseas Equity
   Series II                 2010       0    14.99 to 13.83           0    2.05 to 0.45         0.50        (1.20) to (1.71)
                             2009     234    15.17 to 14.08       3,366    2.05 to 0.45         1.84         29.86 to 27.80
                             2008     284    11.68 to 11.01       3,186    2.05 to 0.45         1.58       (42.45) to (43.37)
                             2007     348    20.30 to 19.45       6,853    2.05 to 0.45         0.02          11.70 to 9.92
                             2006     382    18.17 to 17.69       6,821    2.05 to 0.45         0.44         19.10 to 17.22
Core Allocation Plus
   Series I                  2010   1,753    12.29 to 12.03      21,489    1.55 to 0.80         1.14          9.62 to 8.80
                             2009   1,749    11.22 to 11.06      19,574    1.55 to 0.80         2.17         24.21 to 23.28
                             2008     460      9.03 to 8.97       4,147    1.55 to 0.80         1.98       (27.76) to (28.24)
Core Allocation Plus
   Series II                 2010  12,998    12.03 to 11.55     152,254    2.05 to 0.45         0.91          9.79 to 8.05
                             2009  13,790    10.95 to 10.69     148,644    2.05 to 0.45         1.69         24.54 to 22.56
                             2008   5,294      8.80 to 8.72      46,295    2.05 to 0.45         1.05       (29.64) to (30.25)
Core Allocation Series I     2010     629    16.28 to 16.08      10,234    1.55 to 0.80         3.24          10.12 to 9.30
                             2009     241    14.79 to 14.71       3,561     1.55 to 080         7.68         18.30 to 17.71
Core Allocation Series II    2010   4,171    16.68 to 14.09      68,382    2.10 to 0.45         2.82         12.73 to 10.23
                             2009   1,859    15.13 to 14.97      27,950    2.05 to 0.45         6.06         21.06 to 19.77
Core Balanced Series I       2010   1,164    16.42 to 16.22      19,081    1.55 to 0.80         2.82         11.30 to 10.47
                             2009     343    14.75 to 14.68       5,061    1.55 to 0.80         3.83         18.04 to 17.46
Core Balanced Series II      2010   7,593    16.87 to 14.10     125,984    2.10 to 0.45         2.29         12.80 to 11.55
                             2009   2,944    15.12 to 14.96      44,238    2.05 to 0.45         2.72           21 to 19.71

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Core Balanced Strategy
   Series NAV                2010     237  $14.91 to $14.91 $     3,531   1.60% to 1.60%        2.63         9.07% to 9.07%
                             2009     201    13.67 to 13.67       2,742    1.60 to 1.60         4.97          9.37 to 9.37
Core Bond Series II          2010     833    16.32 to 14.90      12,760    2.05 to 0.45         2.48          6.44 to 4.75
                             2009     792    15.33 to 14.23      11,527    2.05 to 0.45         2.12          9.12 to 7.38
                             2008     628    14.05 to 13.25       8,460    2.05 to 0.45         7.75          2.68 to 1.05
                             2007     273    13.68 to 13.11       3,624    2.05 to 0.45         7.22          5.58 to 3.90
                             2006     117    12.96 to 12.62       1,494    2.05 to 0.45         2.11          3.15 to 1.52
Core Disciplined
   Diversification
   Series II                 2010   8,099    17.31 to 14.28     137,776    2.10 to 0.45         2.39         14.27 to 11.70
                             2009   3,712    15.49 to 15.33      57,114    2.05 to 0.45         3.81         23.95 to 22.63
Core Fundamental Holdings
   Series II                 2010  13,036    13.85 to 13.48     207,377    2.10 to 0.35         2.03          10.81 to 7.87
                             2009   6,628    14.80 to 14.64      97,508    2.05 to 0.45         2.80         18.41 to 17.16
Core Fundamental Holdings
   Series III                2010   1,248    15.81 to 15.62      19,707    1.55 to 0.80         2.52          9.20 to 8.38
                             2009     651    14.48 to 14.41       9,425    1.55 to 0.80         3.53         15.85 to 15.28
Core Global Diversification
   Series II                 2010  15,840    14.16 to 13.47     256,911    2.10 to 0.35         2.39          13.30 to 7.77
                             2009   7,611    15.30 to 15.14     115,642    2.05 to 0.45         2.94          22.4 to 21.10
Core Global Diversification
   Series III                2010   1,003    16.11 to 15.91      16,128    1.55 to 0.80         2.86          7.84 to 7.03
                             2009     417    14.94 to 14.86       6,223    1.55 to 0.80         4.00         19.48 to 18.90
Core Strategy Series II      2010  46,040    14.32 to 14.17     623,298    2.10 to 0.45         2.16         13.36 to 11.67
                             2009  43,901    12.82 to 12.05     536,845    2.05 to 0.45         1.96         21.11 to 19.18
                             2008  31,257    10.59 to 10.11     318,495    2.05 to 0.45         1.41       (26.80) to (27.97)
                             2007  21,010    14.46 to 14.03     295,947    2.05 to 0.45         4.07          6.07 to 4.38
                             2006   7,176    13.63 to 13.22      96,463    2.05 to 0.45         2.53          9.07 to 5.76
Core Strategy Series NAV     2010     442    15.88 to 15.88       7,020    1.20 to 1.20         2.32         14.16 to 11.22
                             2009     422    14.27 to 14.27       6,031    1.20 to 1.20         3.14         14.20 to 10.40
Disciplined Diversification
   Series II                 2010  18,143    13.07 to 12.55     231,251    2.05 to 0.45         1.40         12.67 to 10.89
                             2009  18,659    11.60 to 11.32     213,163    2.05 to 0.45         2.18         26.39 to 24.39
                             2008   8,663      9.18 to 9.10      79,086    2.05 to 0.45         1.85       (26.55) to (27.19)
DWS Equity 500 Index         2010     817    19.93 to 16.09      15,950    2.05 to 1.40         1.55         12.70 to 11.97
                             2009     957    17.68 to 14.37      16,616    2.05 to 1.40         2.53         24.04 to 23.24
                             2008   1,126    14.25 to 11.66      15,769    2.05 to 1.40         2.09       (38.24) to (38.64)
                             2007   1,253    23.08 to 19.00      28,468    2.05 to 1.40         1.20          3.38 to 2.71
                             2006   1,674    22.32 to 18.50      36,849    2.05 to 1.40         0.85         13.61 to 12.87
Equity-Income Series I       2010   9,698    20.55 to 15.15     263,326    1.90 to 0.45         1.83         14.60 to 12.95
                             2009  11,371    17.93 to 13.41     270,462    1.90 to 0.45         2.11         25.15 to 23.35
                             2008  13,650    14.33 to 10.87     261,747    1.90 to 0.45         2.24       (36.25) to (37.17)
                             2007  17,778    22.47 to 17.31     540,216    1.90 to 0.45         2.81          2.88 to 1.39
                             2006  22,179    36.09 to 13.77     662,231    1.90 to 0.45         1.55         18.49 to 10.17
Equity-Income Series II      2010  10,031    17.40 to 17.02     153,300    2.05 to 0.45         1.68         14.40 to 12.58
                             2009  10,954    15.46 to 14.88     148,222    2.05 to 0.45         1.95           24.98 to 23
                             2008  11,489    12.57 to 11.91     126,409    2.05 to 0.45         2.11       (36.45) to (37.46)
                             2007  13,765    20.10 to 18.74     241,867    2.05 to 0.45         2.48          2.70 to 1.06
                             2006  16,212    19.96 to 13.75     282,032    2.05 to 0.45         1.36         18.23 to 10.03

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Financial Services Series I  2010   1,177  $14.92 to $13.33 $    15,858   1.90% to 0.45%        0.30%       11.75% to 10.14%
                             2009   1,450    13.35 to 12.10      17,662    1.90 to 0.45         0.70         40.77 to 38.74
                             2008   1,624      9.48 to 8.72      14,200    1.90 to 0.45         0.82       (44.90) to (45.70)
                             2007   1,792    17.21 to 16.06      28,749    1.90 to 0.45         1.20        (7.24) to (8.58)
                             2006   2,583    18.56 to 14.42      45,180    1.90 to 0.45         0.36         22.57 to 15.39
Financial Services
   Series II                 2010   1,906    16.29 to 15.96      27,065    2.05 to 0.45         0.13          11.50 to 9.73
                             2009   2,251    14.85 to 14.32      29,096    2.05 to 0.45         0.51         40.35 to 38.12
                             2008   2,477    10.75 to 10.20      23,207    2.05 to 0.45         0.66       (45.00) to (45.88)
                             2007   2,222    19.86 to 18.55      38,360    2.05 to 0.45         0.87        (7.35) to (8.83)
                             2006   2,934    21.86 to 14.40      55,701    2.05 to 0.45         0.21         22.22 to 15.22
Founding Allocation
   Series I                  2010   3,738    12.44 to 12.17      46,366    1.55 to 0.80         3.90          9.78 to 8.96
                             2009   3,794    11.33 to 11.17      42,903    1.55 to 0.80         5.28         30.42 to 29.45
                             2008   1,345      8.69 to 8.63      11,671    1.55 to 0.80         6.91       (30.51) to (30.97)
Founding Allocation
   Series II                 2010 116,260    18.99 to 10.48   1,242,478    2.05 to 0.35         3.52          10.05 to 8.20
                             2009 128,398     17.26 to 9.68   1,261,886    2.05 to 0.35         3.86         30.67 to 28.46
                             2008 136,082     13.21 to 7.54   1,035,742    2.05 to 0.35         2.91         5.67 to (36.87)
                             2007  88,895    12.07 to 11.94   1,067,048    2.05 to 0.45         0.97        (3.45) to (4.47)
Fundamental Value Series I   2010  24,123    16.02 to 14.50     350,230    1.90 to 0.45         1.08         12.59 to 10.97
                             2009  28,241    14.23 to 13.07     368,109    1.90 to 0.45         0.92          31.19 to 29.3
                             2008  33,466    10.85 to 10.11     336,160    1.90 to 0.45         2.42       (39.59) to (40.47)
                             2007   8,886    17.95 to 16.97     148,942    1.90 to 0.45         1.57          3.57 to 2.07
                             2006  10,715    17.34 to 13.64     175,241    1.90 to 0.45         0.80          14.00 to 9.10
Fundamental Value Series II  2010  19,504    17.22 to 17.18     295,599    2.05 to 0.45         0.89         12.37 to 10.59
                             2009  22,342    15.57 to 15.29     305,287    2.05 to 0.45         0.73           31 to 28.92
                             2008  23,786    12.08 to 11.67     251,341    2.05 to 0.45         0.64       (39.73) to (40.69)
                             2007  22,520    20.36 to 19.37     399,581    2.05 to 0.45         1.21          3.41 to 1.75
                             2006  20,167    20.09 to 13.62     353,591    2.05 to 0.45         0.58          13.73 to 8.94
Global Allocation            2010      64    27.39 to 16.08       1,042    1.90 to 1.40         1.04          8.36 to 7.82
                             2009  69.918    25.40 to 14.84       1,080    1.90 to 1.40         1.78         19.37 to 18.77
                             2008      80    21.39 to 12.43       1,038    1.90 to 1.40         1.95       (20.69) to (21.09)
                             2007      91    27.10 to 15.67       1,520    1.90 to 1.40         2.46         15.19 to 14.61
                             2006     124    23.90 to 13.61       1,771    1.90 to 1.40         2.42         14.74 to 14.17
Global Bond Series I         2010   2,708    23.52 to 21.37      74,034    1.90 to 0.45         3.36          9.81 to 8.23
                             2009   3,158    21.42 to 19.75      80,083    1.90 to 0.45        12.24         14.87 to 13.22
                             2008   3,603    18.64 to 17.44      81,496    1.90 to 0.45         0.63        (4.91) to (6.28)
                             2007   3,988    19.61 to 18.61      97,298    1.90 to 0.45         7.40          9.14 to 7.56
                             2006   4,255    27.35 to 12.69      97,361    1.90 to 0.45         0.00          4.80 to 1.56
Global Bond Series II        2010   8,787    22.84 to 16.58     176,267    2.05 to 0.45         3.20          9.63 to 7.89
                             2009   9,500    20.84 to 15.37     176,112    2.05 to 0.45        11.74          14.62 to 12.8
                             2008   9,374    18.18 to 13.62     154,496    2.05 to 0.45         0.58        (5.09) to (6.60)
                             2007  12,099    19.15 to 14.58     212,896    2.05 to 0.45         7.11          8.85 to 7.29
                             2006  11,018    17.60 to 12.67     182,700    2.05 to 0.45         0.00          4.60 to 1.36

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Global Trust Series I        2010   8,540  $15.30 to $13.08 $   153,628   1.90% to 0.45%        1.54%        7.28% to 5.73%
                             2009   9,050    14.26 to 12.37     157,234    1.90 to 0.45         1.71         30.78 to 28.90
                             2008   6,778     10.91 to 9.60     109,603    1.90 to 0.45         1.91       (39.82) to (40.69)
                             2007   7,318    18.12 to 16.18     212,666    1.90 to 0.45         2.29         0.88 to (0.58)
                             2006   8,922    33.14 to 15.13     260,712    1.90 to 0.45         1.35         19.78 to 18.06
Global Trust Series II       2010   1,904    17.06 to 16.69      28,926    2.05 to 0.45         1.30          7.07 to 5.37
                             2009   2,125    16.19 to 15.59      30,510    2.05 to 0.45         1.43         30.51 to 28.44
                             2008   2,398    12.61 to 11.95      26,665    2.05 to 0.45         1.61       (39.91) to (40.87)
                             2007   3,028    21.32 to 19.88      56,610    2.05 to 0.45         1.24         0.64 to (0.97)
                             2006   1,911    21.61 to 18.43      35,849    2.05 to 0.45         1.20         19.56 to 17.66
Health Sciences Series I     2010   1,907    22.75 to 19.49      39,069    1.90 to 0.45         0.00         15.18 to 13.52
                             2009   2,244    19.75 to 17.17      40,345    1.90 to 0.45         0.00         31.22 to 29.33
                             2008   2,673    15.05 to 13.28      37,029    1.90 to 0.45         0.00       (30.22) to (31.23)
                             2007   3,480    21.57 to 19.31      69,811    1.90 to 0.45         0.00         17.14 to 15.45
                             2006   4,163    18.41 to 13.39      72,020    1.90 to 0.45         0.00          7.89 to 6.34
Health Sciences Series II    2010   2,391    24.49 to 22.67      50,728    2.05 to 0.45         0.00         14.95 to 13.13
                             2009   2,553    21.31 to 20.04      47,857    2.05 to 0.45         0.00         30.96 to 28.89
                             2008   2,876    16.27 to 15.55      41,778    2.05 to 0.45         0.00       (30.37) to (31.48)
                             2007   3,394    23.36 to 22.69      71,855    2.05 to 0.45         0.00         16.91 to 15.05
                             2006   3,954    19.98 to 13.38      72,848    2.05 to 0.45         0.00          7.68 to 5.98
High Income Series II        2010   1,687    13.10 to 12.35      21,158    2.05 to 0.45        37.66          10.78 to 9.02
                             2009   1,626    11.82 to 11.33      18,650    2.05 to 0.45        18.43          80.46 to 77.6
                             2008     230      6.52 to 6.35       1,474    2.05 to 0.45        10.90       (43.84) to (44.73)
                             2007      93    11.61 to 11.49       1,071    2.05 to 0.45         1.46        (7.12) to (8.11)
High Yield Series I          2010   3,166    19.91 to 18.73      61,747    1.90 to 0.45        36.88         13.27 to 11.64
                             2009   3,881    17.58 to 16.77      67,491    1.90 to 0.45        11.77         53.82 to 51.61
                             2008   4,032    11.43 to 11.06      46,087    1.90 to 0.45         8.15       (29.84) to (30.85)
                             2007   4,963    16.29 to 16.00      81,825    1.90 to 0.45        12.30         1.18 to (0.29)
                             2006   7,027    17.23 to 13.27     116,074    1.90 to 0.45         6.60          9.87 to 6.18
High Yield Series II         2010   4,143    22.33 to 18.78      81,174    2.05 to 0.45        40.90         13.03 to 11.23
                             2009   5,174    19.76 to 16.88      90,802    2.05 to 0.45        13.15         53.66 to 51.23
                             2008   4,362    12.86 to 11.16      50,595    2.05 to 0.45         8.02       (30.02) to (31.13)
                             2007   3,942    18.37 to 16.21      66,768    2.05 to 0.45        11.87         0.90 to (0.71)
                             2006   5,215    18.21 to 13.26      88,817    2.05 to 0.45         6.47          9.74 to 6.05
International Core Series I  2010   2,397    15.33 to 14.86      35,236    1.90 to 0.45         1.83          9.09 to 7.52
                             2009   2,759    14.05 to 13.82      37,608    1.90 to 0.45         2.41         18.11 to 16.41
                             2008   3,231    11.90 to 11.87      37,670    1.90 to 0.45         4.76       (38.90) to (39.78)
                             2007   4,161    19.72 to 19.47      80,318    1.90 to 0.45         2.14          10.92 to 9.31
                             2006   5,288    18.57 to 13.34      93,287    1.90 to 0.45         0.58          24.21 to 6.71

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
International Core
   Series II                 2010   1,664  $20.70 to $17.98 $    26,533   2.05% to 0.45%        1.64%        8.89% to 7.16%
                             2009   1,799    19.32 to 16.51      26,618    2.05 to 0.45         2.16         17.99 to 16.12
                             2008   1,971    16.63 to 13.99      24,822    2.05 to 0.45         4.67       (39.05) to (40.02)
                             2007   2,356    27.73 to 22.96      49,951    2.05 to 0.45         1.84          10.63 to 8.87
                             2006   2,166    25.57 to 13.33      42,672    2.05 to 0.45         0.41          24.06 to 6.68
International Equity Index
   A Series I                2010   1,662    20.57 to 18.67      31,951    1.90 to 0.45         2.55          10.37 to 8.79
                             2009     806    18.64 to 17.17      14,194    1.90 to 0.45        13.38         37.24 to 35.26
                             2008     964    13.58 to 12.69      12,493    1.90 to 0.45         1.89       (44.80) to (45.59)
                             2007   1,307    24.60 to 23.33      30,978    1.90 to 0.45         3.65         14.90 to 13.24
                             2006   2,339    21.41 to 20.60      48,747    1.90 to 0.45         0.83         24.92 to 23.13
International Equity Index
   A Series II               2010   1,998    20.29 to 18.24      37,023    2.05 to 0.45         2.18          10.22 to 9.07
                             2009     912    18.41 to 16.82      15,753    2.05 to 0.45        13.97         36.87 to 34.69
                             2008     996    13.45 to 12.48      12,716    2.05 to 0.45         1.70       (44.89) to (45.77)
                             2007   1,301    24.41 to 23.02      30,453    2.05 to 0.45         3.43         14.65 to 12.81
                             2006   1,937    21.29 to 20.41      39,999    2.05 to 0.45         0.65         24.70 to 22.73
International Equity Index
   Series NAV                2010   2,166    10.86 to 10.62      23,431    2.05 to 1.40         2.47          9.89 to 9.18
                             2009   2,431      9.88 to 9.72      23,976    2.05 to 1.40         3.74         36.87 to 35.99
                             2008   2,852      7.22 to 7.15      20,583    2.05 to 1.40         2.60       (45.16) to (45.52)
                             2007   3,272    13.17 to 13.12      43,122    2.05 to 1.40         1.91          5.44 to 4.99
International Opportunities
   Series II                 2010   2,261    17.23 to 15.74      35,029    2.05 to 0.45         1.21         12.88 to 11.09
                             2009   2,507    15.26 to 14.16      34,890    2.05 to 0.45         0.81         36.65 to 34.48
                             2008   2,821    11.17 to 10.53      29,250    2.05 to 0.45         0.90       (50.88) to (51.67)
                             2007   3,614    22.74 to 21.79      78,152    2.05 to 0.45         1.37         19.23 to 17.33
                             2006   2,220    19.07 to 13.33      40,997    2.05 to 0.45         0.33          23.35 to 6.62
International Small Company
   Series I                  2010   3,157    15.00 to 14.76      46,829    1.90 to 0.45         2.62         22.15 to 20.40
                             2009   3,936    12.28 to 12.26      48,283    1.90 to 0.45         0.78        (1.76) to (1.95)
International Small Company
   Series II                 2010   2,060    14.97 to 14.70      30,456    2.05 to 0.45         2.50         21.90 to 19.97
                             2009   2,329    12.28 to 12.25      28,557    2.05 to 0.45         0.77        (1.76) to (1.97)
International Value Series I 2010   6,982    20.45 to 19.23     123,081    1.90 to 0.45         1.90          7.50 to 5.95
                             2009   8,033    19.02 to 18.15     133,409    1.90 to 0.45         2.12         35.16 to 33.22
                             2008   9,996    14.07 to 13.62     124,275    1.90 to 0.45         3.17       (42.92) to (43.75)
                             2007  13,413    24.65 to 24.22     295,227    1.90 to 0.45         4.19          9.03 to 7.45
                             2006  17,751    22.78 to 14.14     361,944    1.90 to 0.45         1.87         29.01 to 13.12
International Value
   Series II                 2010   6,119    23.68 to 21.72     118,156    2.05 to 0.45         1.70          7.28 to 5.58
                             2009   6,734    22.43 to 20.25     123,005    2.05 to 0.45         1.97         34.98 to 32.84
                             2008   7,623    16.88 to 15.00     104,997    2.05 to 0.45         3.07       (43.07) to (43.98)
                             2007   9,361    30.14 to 26.35     231,324    2.05 to 0.45         3.64          8.86 to 7.13
                             2006   9,830    28.23 to 14.11     228,099    2.05 to 0.45         1.69         28.69 to 12.92
Investment Quality Bond
   Series I                  2010   9,829    23.79 to 17.46     175,113    1.90 to 0.45         5.30          6.97 to 5.43
                             2009   8,811    22.23 to 16.56     156,994    1.90 to 0.45         5.32         11.94 to 10.33
                             2008   5,071    19.86 to 15.01     103,084    1.90 to 0.45         6.59        (2.12) to (3.53)
                             2007   5,274    20.29 to 15.56     120,393    1.90 to 0.45         8.94          5.73 to 4.20
                             2006   6,261    30.98 to 13.03     136,834    1.90 to 0.45         6.21          4.34 to 1.62

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Investment Quality Bond
   Series II                 2010   7,580  $19.20 to $15.22 $   129,806   2.05% to 0.45%        4.63%        6.82% to 5.12%
                             2009   8,375    17.98 to 14.48     135,967    2.05 to 0.45         5.56          11.7 to 9.92
                             2008   6,302    16.09 to 13.17      92,405    2.05 to 0.45         5.85        (2.26) to (3.82)
                             2007   8,639    16.47 to 13.69     130,926    2.05 to 0.45         8.68          5.44 to 3.76
                             2006   7,917    15.62 to 13.00     115,907    2.05 to 0.45         5.20          4.16 to 1.27
Large Cap Series I           2010   9,394    14.14 to 13.02     125,850    1.90 to 0.45         1.05         13.23 to 11.61
                             2009  10,814    12.48 to 11.67     129,172    1.90 to 0.45         1.92         30.26 to 28.38
                             2008  12,717      9.58 to 9.09     117,779    1.90 to 0.45         1.31       (39.79) to (40.66)
                             2007  15,761    15.92 to 15.32     244,826    1.90 to 0.45         0.52        (5.24) to (6.17)
Large Cap Series II          2010     704    14.03 to 12.81       9,264    2.05 to 0.45         0.84         13.03 to 11.24
                             2009     790    12.41 to 11.52       9,291    2.05 to 0.45         1.72         29.96 to 27.90
                             2008     932      9.55 to 9.01       8,533    2.05 to 0.45         1.09       (39.95) to (40.90)
                             2007   1,178    15.90 to 15.24      18,167    2.05 to 0.45         0.59         0.81 to (0.79)
                             2006     112    15.78 to 15.36       1,733    2.05 to 0.45         0.21         13.64 to 11.84
Large Cap Value Series I     2010     994    20.31 to 18.18      18,618    1.90 to 0.45         1.17          9.42 to 7.85
                             2009   1,158    18.56 to 16.85      20,019    1.90 to 0.45         1.58          10.14 to 8.56
                             2008   1,450    16.85 to 15.53      23,027    1.90 to 0.45         1.38       (36.20) to (37.12)
                             2007   2,039    26.42 to 24.69      51,302    1.90 to 0.45         0.93          3.91 to 2.40
                             2006   2,873    25.42 to 24.07      70,289    1.90 to 0.45         0.00          1.56 to 1.44
Large Cap Value Series II    2010   1,126    20.15 to 17.82      20,765    2.05 to 0.45         0.98          9.21 to 7.48
                             2009   1,134    18.45 to 16.58      19,357    2.05 to 0.45         1.42          9.86 to 8.12
                             2008   1,229    16.79 to 15.34      19,316    2.05 to 0.45         1.24       (36.31) to (37.32)
                             2007   1,608    26.36 to 24.47      40,131    2.05 to 0.45         0.61          3.71 to 2.06
                             2006   2,246    25.42 to 23.98      54,673    2.05 to 0.45         0.30         15.24 to 13.41
Lifestyle Aggressive
   Series I                  2010   6,184    16.57 to 15.74     103,197    1.90 to 0.45         1.98         15.92 to 14.26
                             2009   6,570    14.29 to 13.77      95,283    1.90 to 0.45         1.03         35.02 to 33.08
                             2008   7,208    10.58 to 10.35      78,078    1.90 to 0.45         1.64       (42.25) to (43.09)
                             2007   9,206    18.33 to 18.19     175,525    1.90 to 0.45         9.29          8.06 to 6.50
                             2006  12,038    18.82 to 13.07     214,082    1.90 to 0.45         7.68          14.94 to 4.58
Lifestyle Aggressive
   Series II                 2010  11,278    20.11 to 19.12     188,589    2.05 to 0.45         1.74         15.60 to 13.77
                             2009  12,202    17.67 to 16.54     178,414    2.05 to 0.45         0.85         34.85 to 32.71
                             2008  12,730    13.32 to 12.27     140,031    2.05 to 0.45         1.49       (42.41) to (43.33)
                             2007  14,689    23.50 to 21.30     285,280    2.05 to 0.45         9.17          7.92 to 6.20
                             2006  16,596    22.21 to 12.99     309,161    2.05 to 0.45         7.66          14.67 to 3.93
Lifestyle Balanced Series I  2010  40,354    20.69 to 16.77     699,738    1.90 to 0.45         2.74          11.24 to 9.64
                             2009  40,030    18.60 to 15.29     662,526    1.90 to 0.45         4.71         30.16 to 28.29
                             2008  35,216    14.29 to 11.92     488,816    1.90 to 0.45         2.92       (31.61) to (32.60)
                             2007  44,019    20.89 to 17.69     919,281    1.90 to 0.45         7.51          5.99 to 4.46
                             2006  49,450    21.97 to 13.28     985,780    1.90 to 0.45         5.35          12.23 to 6.23
Lifestyle Balanced Series II 2010 606,988    13.88 to 12.55   9,859,909    2.10 to 0.35         2.59         11.10 to 11.06
                             2009 611,485    16.63 to 11.30   9,123,269    2.05 to 0.35         4.44         30.02 to 27.83
                             2008 536,639     13.01 to 8.69   6,354,575    2.05 to 0.35         3.27       (30.48) to (32.84)
                             2007 485,069    20.05 to 19.37   8,669,581    2.05 to 0.45         7.41          5.78 to 4.10
                             2006 381,237     18.96 to 0.00   6,683,427    2.05 to 0.45         4.88          12.00 to 5.60
Lifestyle Conservative
   Series I                  2010  11,548    23.32 to 17.12     220,274    1.90 to 0.45         2.68          8.63 to 7.07
                             2009  11,453    21.47 to 15.99     208,449    1.90 to 0.45         5.85         21.16 to 19.42
                             2008   8,662    17.72 to 13.39     143,844    1.90 to 0.45         4.40       (15.95) to (17.16)
                             2007   7,414    21.08 to 16.16     150,689    1.90 to 0.45         7.90          4.90 to 3.39
                             2006   7,446    21.39 to 13.18     146,048    1.90 to 0.45         4.48          7.95 to 5.48

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Lifestyle Conservative
   Series II                 2010 141,829  $13.67 to $13.17 $ 2,342,621   2.10% to 0.35%        2.52%        8.49% to 5.39%
                             2009 133,572    15.23 to 12.60   2,071,302    2.05 to 0.35         5.98         21.01 to 18.98
                             2008  89,201    12.80 to 10.41   1,171,315    2.05 to 0.35         5.44       (16.69) to (17.39)
                             2007  40,759    17.39 to 15.49     653,822    2.05 to 0.45         7.84          4.70 to 3.03
                             2006  29,039    16.61 to 13.11     454,533    2.05 to 0.45         4.40          7.64 to 4.85
Lifestyle Growth Series I    2010  36,720    18.61 to 16.08     595,817    1.90 to 0.45         2.47         12.51 to 10.89
                             2009  35,026    16.54 to 14.50     534,792    1.90 to 0.45         3.45         32.70 to 30.79
                             2008  33,091    12.47 to 11.09     410,760    1.90 to 0.45         2.40       (36.89) to (37.80)
                             2007  38,655    19.75 to 17.82     781,228    1.90 to 0.45         7.68          7.04 to 5.49
                             2006  46,044    20.82 to 13.15     879,620    1.90 to 0.45         5.87          12.99 to 5.17
Lifestyle Growth Series II   2010 778,123    14.34 to 12.13  12,206,253    2.10 to 0.35         2.26         14.68 to 12.44
                             2009 783,017    17.07 to 10.78  11,149,868    2.05 to 0.35         3.24         32.48 to 30.25
                             2008 739,885     13.11 to 8.14   8,170,434    2.05 to 0.35         2.53       (34.88) to (37.96)
                             2007 667,867    20.56 to 21.12  12,027,024    2.05 to 0.45         7.35          6.77 to 5.07
                             2006 501,635    20.18 to 13.07   8,845,509    2.05 to 0.45         5.15          12.77 to 4.55
Lifestyle Moderate Series I  2010  14,332    21.82 to 16.81     265,027    1.90 to 0.45         2.70          10.06 to 8.47
                             2009  13,923    19.83 to 15.50     245,632    1.90 to 0.45         4.95         26.69 to 24.87
                             2008  12,359    15.65 to 12.41     188,774    1.90 to 0.45         3.72       (24.57) to (25.66)
                             2007  14,006    20.75 to 16.70     290,199    1.90 to 0.45         7.68          4.82 to 3.30
                             2006  15,205    21.79 to 13.22     303,646    1.90 to 0.45         4.56          9.92 to 5.73
Lifestyle Moderate Series II 2010 182,151    13.59 to 13.20   2,947,542    2.10 to 0.35         2.53          10.01 to 8.75
                             2009 175,830    15.75 to 12.00   2,638,640    2.05 to 0.35         5.00         26.42 to 24.29
                             2008 137,848     12.67 to 9.49   1,689,787    2.05 to 0.35         4.26       (24.06) to (25.90)
                             2007 108,763    18.46 to 17.10   1,817,725    2.05 to 0.45         7.55          4.61 to 2.94
                             2006  84,168     17.64 to 0.00   1,387,766    2.05 to 0.45         4.32          9.69 to 5.10
Mid Cap Index Series I       2010   1,987    24.01 to 19.85      41,949    1.90 to 0.45         1.06         25.42 to 23.61
                             2009   2,155    19.15 to 16.06      36,668    1.90 to 0.45         1.02         36.15 to 34.19
                             2008   2,545    14.06 to 11.97      32,196    1.90 to 0.45         0.93       (36.70) to (37.62)
                             2007   2,828    22.22 to 19.19      57,218    1.90 to 0.45         1.27          7.03 to 5.48
                             2006   3,648    20.76 to 12.72      69,718    1.90 to 0.45         0.65          9.22 to 1.72
Mid Cap Index Series II      2010   4,172    22.77 to 21.59      81,260    2.05 to 0.45         0.82         25.24 to 23.26
                             2009   4,703    18.47 to 17.24      74,103    2.05 to 0.45         0.84         35.77 to 33.61
                             2008   5,042    13.82 to 12.70      59,488    2.05 to 0.45         0.70       (36.81) to (37.82)
                             2007   4,747    22.23 to 20.09      89,771    2.05 to 0.45         0.85          6.85 to 5.14
                             2006   3,931    21.22 to 12.70      70,695    2.05 to 0.45         0.46         8.95 to (0.67)
Mid Cap Stock Series I       2010  10,956    20.37 to 20.17     183,429    1.90 to 0.45         0.00         22.53 to 20.77
                             2009  11,822    16.70 to 16.62     167,211    1.90 to 0.45         0.00         30.76 to 28.88
                             2008  13,282    12.96 to 12.71     148,055    1.90 to 0.45         0.00       (44.02) to (44.83)
                             2007  14,502    23.49 to 22.71     292,411    1.90 to 0.45         0.00         23.01 to 21.24
                             2006  18,381    19.59 to 12.82     304,720    1.90 to 0.45         0.00          13.04 to 2.55
Mid Cap Stock Series II      2006  18,381    19.59 to 12.82     304,720    1.90 to 0.45         0.00          13.04 to 2.55
                             2009   6,241    19.57 to 19.35     107,670    2.05 to 0.45         0.00         30.46 to 28.39
                             2008   6,954    15.07 to 15.00      93,272    2.05 to 0.45         0.00       (44.12) to (45.01)
                             2007   7,457    27.41 to 26.84     182,162    2.05 to 0.45         0.00         22.80 to 20.84
                             2006   7,959    22.77 to 12.80     161,929    2.05 to 0.45         0.00          12.80 to 2.40
Mid Value Series I           2010   4,754    18.31 to 16.87      82,548    1.90 to 0.45         2.00         15.64 to 13.97
                             2009   5,578    15.84 to 14.80      84,585    1.90 to 0.45         0.45         35.03 to 33.73
Mid Value Series II          2010   5,481    18.24 to 16.66      93,544    2.05 to 0.45         1.80         15.27 to 13.44
                             2009   6,142    15.82 to 14.68      92,029    2.05 to 0.45         0.35         45.36 to 43.05
                             2008     700    10.89 to 10.26       7,325    2.05 to 0.45         0.92       (35.17) to (36.21)
                             2007     890    16.79 to 16.09      14,516    2.05 to 0.45         1.68        (0.15) to (1.74)
                             2006     938    16.82 to 16.38      15,484    2.05 to 0.45         0.06         19.51 to 17.62

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Money Market Series I        2010  11,385  $16.29 to $12.35 $   176,239   2.10% to 0.45%        0.00%      (0.45)% to (1.22)%
                             2009  15,261    16.36 to 12.61     240,290    1.90 to 0.45         0.22        (0.25) to (1.69)
                             2008  22,608    16.40 to 12.83     365,001    1.90 to 0.45         1.73         1.31 to (0.16)
                             2007  19,225    16.19 to 12.85     312,447    1.90 to 0.45         4.46          4.09 to 2.58
                             2006  19,705    19.67 to 12.53     311,440    1.90 to 0.45         4.36          3.97 to 2.18
Money Market Series II       2010  65,835    12.49 to 12.20     826,856    2.05 to 0.35         0.00        (0.35) to (2.03)
                             2009  88,917    12.53 to 12.45   1,133,525    2.05 to 0.35         0.08        (0.27) to (1.95)
                             2008 107,097    12.70 to 12.56   1,383,024    2.05 to 0.35         1.38         0.52 to (0.51)
                             2007  33,634    13.80 to 12.76     434,277    2.05 to 0.45         4.23          3.88 to 2.22
                             2006  24,354    13.28 to 12.42     305,880    2.05 to 0.45         4.20          3.77 to 2.04
Money Market Trust B
   Series NAV                2010   2,097    12.57 to 12.27      26,236    2.05 to 1.40         0.05         -1.34 to -1.98
                             2009   2,575    12.74 to 12.52      32,692    2.05 to 1.40         0.49        (0.92) to (1.56)
                             2008   2,982    12.86 to 12.72      38,239    2.05 to 1.40         2.10          0.69 to 0.04
                             2007   3,382    12.77 to 12.71      43,140    2.05 to 1.40         3.06          2.14 to 1.70
Mutual Shares Series I       2010  14,733    11.72 to 11.47     172,166    1.55 to 0.80         2.97          10.63 to 9.80
                             2009  11,608    10.59 to 10.44     122,736    1.55 to 0.80         2.01         26.32 to 25.38
                             2008   2,191      8.38 to 8.33      18,360    1.55 to 0.80         2.97       (32.93) to (33.37)
Natural Resources Series II  2010   4,484    47.65 to 42.16     174,979    2.05 to 0.45         0.42         14.36 to 12.54
                             2009   4,957    41.67 to 37.46     173,158    2.05 to 0.45         0.68         58.18 to 55.67
                             2008   4,520    26.34 to 24.06     103,282    2.05 to 0.45         0.28       (51.93) to (52.70)
                             2007   5,633    54.80 to 50.87     279,654    2.05 to 0.45         0.82         39.80 to 37.57
                             2006   5,989    39.20 to 12.33     222,307    2.05 to 0.45         0.40         21.49 to (1.39)
Optimized All Cap Series II  2010   3,600    19.24 to 17.02      63,655    2.05 to 0.45         0.92         18.68 to 16.80
                             2009   4,142    16.21 to 14.57      62,407    2.05 to 0.45         1.17         27.45 to 25.42
                             2008   4,771    12.72 to 11.62      57,017    2.05 to 0.45         0.62       (43.50) to (44.40)
                             2007   5,614    22.52 to 20.90     120,043    2.05 to 0.45         0.87          3.10 to 1.46
                             2006     157    21.84 to 20.60       3,294    2.05 to 0.45         0.78         14.39 to 12.58
Optimized Value Series II    2010     851    14.64 to 13.16      11,584    2.05 to 0.45         1.70          12.6 to 10.81
                             2009     969    13.00 to 11.87      11,846    2.05 to 0.45         1.88         23.95 to 21.98
                             2008   1,107     10.49 to 9.74      11,037    2.05 to 0.45         2.09       (41.63) to (42.56)
                             2007   1,358    17.97 to 16.95      23,442    2.05 to 0.45         1.02        (5.82) to (7.32)
                             2006     278    19.08 to 18.29       5,139    2.05 to 0.45         1.46         20.51 to 18.60
Pacific Rim Series I         2010       0    18.95 to 17.92           0    1.90 to 0.45         0.44          1.96 to 1.47
                             2009   1,717    18.59 to 17.66      20,228    1.90 to 0.45         1.05         31.73 to 29.83
                             2008   2,021    14.11 to 13.60      18,180    1.90 to 0.45         1.42       (40.28) to (41.15)
                             2007   2,850    23.63 to 23.12      43,926    1.90 to 0.45         1.79          8.65 to 7.08
                             2006   3,952    21.82 to 12.26      55,902    1.90 to 0.45         0.94         10.55 to (1.94)
Pacific Rim Series II        2010       0    22.89 to 19.39           0    2.05 to 0.45         0.43          1.97 to 1.44
                             2009   1,249    22.56 to 19.01      21,147    2.05 to 0.45         0.86         31.35 to 29.27
                             2008   1,096    17.45 to 14.48      14,433    2.05 to 0.45         1.14       (40.36) to (41.31)
                             2007   1,748    29.74 to 24.27      39,753    2.05 to 0.45         1.49          8.35 to 6.62
                             2006   1,839    27.99 to 12.26      39,724    2.05 to 0.45         0.74         10.42 to (1.95)
PIMCO All Asset              2010   1,850    18.60 to 16.72      31,947    2.05 to 0.45         7.07         12.20 to 10.42
                             2009   1,526    16.57 to 15.14      23,774    2.05 to 0.45         6.80         20.77 to 18.85
                             2008   1,542    13.72 to 12.74      20,097    2.05 to 0.45         5.31       (16.55) to (17.88)
                             2007   1,761    16.44 to 15.51      27,809    2.05 to 0.45         6.56          7.51 to 5.80
                             2006   2,705    15.30 to 14.66      40,167    2.05 to 0.45         4.68          3.89 to 2.25

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Real Estate Securities
   Series I                  2010   1,872  $29.26 to $26.14 $    55,339   1.90% to 0.45%        1.84%       28.62% to 26.77%
                             2009   2,091    22.75 to 20.62      48,549    1.90 to 0.45         3.38         29.59 to 27.72
                             2008   2,584    17.55 to 16.15      46,813    1.90 to 0.45         3.13       (39.70) to (40.57)
                             2007   3,404    29.11 to 27.17     103,497    1.90 to 0.45         2.61       (15.99) to (17.21)
                             2006   5,075    38.25 to 15.69     185,688    1.90 to 0.45         1.79         37.49 to 25.49
Real Estate Securities
   Series II                 2010   3,033    27.62 to 23.49      72,145    2.05 to 0.45         1.63         28.29 to 26.26
                             2009   3,297    21.53 to 18.61      62,000    2.05 to 0.45         3.26         29.46 to 27.40
                             2008   3,569    16.63 to 14.60      53,641    2.05 to 0.45         2.88       (39.85) to (40.81)
                             2007   4,179    27.65 to 24.67     106,983    2.05 to 0.45         2.10       (16.15) to (17.49)
                             2006   4,890    33.50 to 15.66     153,620    2.05 to 0.45         1.58         37.20 to 25.32
Real Return Bond Series II   2010   4,727    17.77 to 15.72      77,016    2.05 to 0.45        10.80          8.18 to 6.46
                             2009   5,613    16.42 to 14.76      85,502    2.05 to 0.45            9%        18.69 to 16.81
                             2008   5,990    13.84 to 12.64      77,729    2.05 to 0.45         0.55       (11.94) to (13.34)
                             2007   5,983    15.71 to 14.58      89,176    2.05 to 0.45         6.36          10.59 to 8.83
                             2006   7,163    14.21 to 13.40      97,633    2.05 to 0.45         2.44        (0.26) to (1.83)
Science & Technology
   Series I                  2010   8,374    14.85 to 11.45     113,408    1.90 to 0.45         0.00         24.05 to 22.27
                             2009   9,847     11.97 to 9.36     108,495    1.90 to 0.45         0.00         63.75 to 61.39
                             2008  11,304      7.31 to 5.80      77,390    1.90 to 0.45         0.00       (44.70) to (45.50)
                             2007  14,544    13.22 to 10.64     183,287    1.90 to 0.45         0.00         19.03 to 17.30
                             2006  19,135     12.90 to 4.53     208,202    1.90 to 0.45         0.00          5.05 to 1.31
Science & Technology
   Series II                 2010   3,165    20.46 to 19.86      53,799    2.05 to 0.45         0.00         23.83 to 21.86
                             2009   3,709    16.79 to 16.04      51,365    2.05 to 0.45         0.00         63.40 to 60.81
                             2008   3,149     10.44 to 9.81      27,165    2.05 to 0.45         0.00       (44.79) to (45.67)
                             2007   4,023    19.21 to 17.77      63,303    2.05 to 0.45         0.00         18.73 to 16.84
                             2006   4,062    16.51 to 11.23      54,950    2.05 to 0.45         0.00          4.90 to 1.16
Short Term Government Income
   Series I                  2010   6,422    12.69 to 12.57      81,022    1.90 to 0.45         1.41          1.55 to 0.57
Short Term Government Income
   Series II                 2010   5,947    12.68 to 12.54      74,874    2.05 to 0.45         1.24          1.43 to 0.34
Small Cap Growth Series I    2010      15    13.40 to 13.11         203    1.55 to 0.80         0.00         21.10 to 20.20
                             2009       8    11.07 to 10.91          86    1.55 to 0.80         0.00         33.51 to 32.51
                             2008       2      8.29 to 8.23          17    1.55 to 0.80         0.00       (33.69) to (34.13)
Small Cap Growth Series II   2010   1,880    19.76 to 18.04      33,604    2.05 to 0.45         0.00         21.16 to 19.24
                             2009   2,052    16.31 to 15.13      30,671    2.05 to 0.45         0.00         33.82 to 31.70
                             2008   2,215    12.18 to 11.49      25,137    2.05 to 0.45         0.00       (40.07) to (41.03)
                             2007   1,950    20.33 to 19.48      37,591    2.05 to 0.45         0.00         13.26 to 11.45
                             2006   1,718    17.95 to 12.40      29,891    2.05 to 0.45         0.00         12.71 to (0.81)
Small Cap Index Series I     2010   1,068    17.83 to 12.50      18,602    1.90 to 0.45         0.51         25.80 to 23.99
                             2009   1,130    14.38 to 12.50      15,815    1.90 to 0.45         0.80         26.08 to 24.26
                             2008   1,375    12.16 to 11.57      15,410    1.90 to 0.45         1.23       (34.01) to (34.96)
                             2007   1,722    17.80 to 12.50      29,608    1.90 to 0.45         1.63        (2.61) to (4.02)
                             2006   2,274    18.92 to 17.47      40,548    1.90 to 0.45         0.52         17.08 to 15.40

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Small Cap Index Series II    2010   3,570  $21.23 to $19.67 $    64,425   2.05% to 0.45%        0.28%       25.53% to 23.54%
                             2009   4,053    17.19 to 15.67      58,966    2.05 to 0.45         0.61         25.78 to 23.78
                             2008   4,455    13.88 to 12.46      52,121    2.05 to 0.45         1.03       (34.13) to (35.18)
                             2007   5,338    21.42 to 18.91      95,874    2.05 to 0.45         0.90        (2.79) to (4.34)
                             2006   2,385    22.48 to 18.19      44,538    2.05 to 0.45         0.34         16.82 to 14.97
Small Cap Opportunities
   Series I                  2010   1,570    23.39 to 20.93      33,857    1.90 to 0.45         0.00         29.09 to 27.23
                             2009   1,686    18.12 to 16.45      28,464    1.90 to 0.45         0.00         33.26 to 31.34
                             2008   2,041    13.60 to 12.53      26,145    1.90 to 0.45         2.31       (42.39) to (43.23)
                             2007   2,602    23.61 to 22.06      58,486    1.90 to 0.45         1.89        (8.08) to (9.41)
                             2006   3,561    25.68 to 24.35      88,037    1.90 to 0.45         0.73          9.96 to 8.38
Small Cap Opportunities
   Series II                 2010   1,697    23.12 to 20.45      34,524    2.05 to 0.45         0.00         28.76 to 26.72
                             2009   1,672    17.95 to 16.14      26,864    2.05 to 0.45         0.00         33.00 to 30.89
                             2008   1,805    13.50 to 12.33      22,321    2.05 to 0.45         2.10       (42.51) to (43.43)
                             2007   2,158    23.48 to 21.79      47,273    2.05 to 0.45         1.53        (8.22) to (9.69)
                             2006   2,749    25.58 to 12.24      66,874    2.05 to 0.45         0.55         9.70 to (2.06)
Small Cap Value Series I     2010      27    15.61 to 15.28         416    1.55 to 0.80         0.40         25.10 to 24.16
                             2009      19    12.48 to 12.30         241    1.55 to 0.80         0.95         27.63 to 26.67
                             2008       1      9.78 to 9.71           8    1.55 to 0.80         4.41       (21.77) to (22.29)
Small Cap Value Series II    2010   2,769    19.28 to 17.61      49,174    2.05 to 0.45         0.15         25.36 to 23.38
                             2009   2,611    15.38 to 14.27      37,414    2.05 to 0.45         0.40         27.81 to 25.78
                             2008   3,964    12.03 to 11.35      45,279    2.05 to 0.45         1.00       (26.60) to (27.77)
                             2007   4,136    16.39 to 15.71      65,291    2.05 to 0.45         0.56        (3.57) to (5.11)
                             2006   4,012    17.00 to 13.58      66,826    2.05 to 0.45         0.00          18.50 to 8.65
Small Company Value Series I 2010   3,138    27.13 to 23.07      77,464    1.90 to 0.45         1.34         20.81 to 19.08
                             2009   3,877    22.46 to 19.37      80,022    1.90 to 0.45         0.37         27.11 to 25.28
                             2008   4,835    17.67 to 15.46      79,388    1.90 to 0.45         0.68       (27.38) to (28.43)
                             2007   6,599    24.33 to 21.61     150,842    1.90 to 0.45         0.15        (1.64) to (3.07)
                             2006   9,133    24.91 to 12.53     214,490    1.90 to 0.45         0.07          14.90 to 0.21
Small Company Value
   Series II                 2010   3,908    22.59 to 22.53      79,850    2.05 to 0.45         1.16         20.61 to 18.70
                             2009   4,564    18.98 to 18.73      78,532    2.05 to 0.45         0.23         26.90 to 24.89
                             2008   5,166    15.20 to 14.76      71,273    2.05 to 0.45         0.47       (27.54) to (28.70)
                             2007   6,481    21.32 to 20.37     125,798    2.05 to 0.45         0.00        (1.85) to (3.42)
                             2006   8,527    22.15 to 12.51     172,275    2.05 to 0.45         0.00          14.69 to 0.07
Smaller Company Growth
   Series I                  2010   2,378    16.36 to 16.10      38,476    1.90 to 0.45         0.00         24.48 to 22.69
                             2009   2,847    13.14 to 13.12      37,391    1.90 to 0.45         0.00          5.16 to 4.96
Smaller Company Growth
   Series II                 2010   1,433    16.33 to 16.03      23,083    2.05 to 0.45         0.00         24.29 to 22.32
                             2009   1,649    13.14 to 13.11      21,623    2.05 to 0.45         0.00          5.09 to 4.87
Strategic Bond Series I      2010       0    22.61 to 17.92           0    1.90 to 0.45         9.47         11.81 to 10.45
                             2009   3,627    20.22 to 16.22      73,892    1.90 to 0.45         8.12         22.86 to 21.09
                             2008   3,957    16.46 to 13.40      66,522    1.90 to 0.45         6.35       (16.46) to (17.66)
                             2007   5,699    19.70 to 16.27     115,931    1.90 to 0.45         9.20        (0.61) to (2.04)
                             2006   6,540    21.83 to 13.31     135,033    1.90 to 0.45         6.82          6.60 to 5.05
Strategic Bond Series II     2010       0    19.21 to 15.09           0    2.05 to 0.45         9.56         11.67 to 10.17
                             2009   4,336    17.20 to 13.70      67,515    2.05 to 0.45         8.09         22.57 to 20.63
                             2008   3,983    14.03 to 11.36      51,326    2.05 to 0.45         6.51       (16.67) to (18.00)
                             2007   5,439    16.84 to 13.85      85,480    2.05 to 0.45         8.82        (0.71) to (2.29)
                             2006   6,041    16.96 to 13.29      97,092    2.05 to 0.45         6.78          6.42 to 4.70

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Strategic Income
   Opportunities Series      2010   4,069  $19.69 to $17.88 $    74,818   1.90% to 0.45%        7.29%        1.76% to 1.53%
Strategic Income
   Opportunities Series I    2010   4,426    19.68 to 17.69      78,798    2.05 to 0.45        20.62         15.00 to 13.18
                             2009     768    17.11 to 15.63      12,305    2.05 to 0.45         6.37         25.87 to 23.87
                             2008     711    13.59 to 12.62       9,164    2.05 to 0.45         9.38        (9.18) to (10.62)
                             2007   1,038    14.97 to 14.11      14,897    2.05 to 0.45         1.82          5.06 to 3.38
                             2006   1,264    14.25 to 13.65      17,467    2.05 to 0.45         2.95          3.40 to 1.77
Total Bond Market Trust A
   Series I                  2010   3,043    12.63 to 12.46      40,747    2.10 to 0.45         3.56         1.01 to (0.32)
                             2009      64    13.63 to 12.35         869    2.05 to 1.20         2.31         2.10 to (1.19)
                             2008      67    13.49 to 13.35         906    2.05 to 1.40         2.29          4.05 to 3.37
                             2007      35    12.97 to 12.91         459    2.05 to 1.40         2.75          3.74 to 3.29
Total Bond Market Trust A -
   Series NAV                2010   6,262    13.64 to 13.47      85,282    1.55 to 0.80         4.17          4.99 to 4.20
                             2009   2,361    12.99 to 12.93      30,655    1.55 to 0.80         5.95          3.94 to 3.43
Total Return Series I        2010  11,096    24.66 to 18.81     234,959    1.90 to 0.45         2.38          7.16 to 5.62
                             2009  12,463    23.01 to 17.81     250,132    1.90 to 0.45         3.98         13.08 to 11.46
                             2008  13,162    20.35 to 15.98     237,527    1.90 to 0.45         4.71          2.30 to 0.83
                             2007  14,285    19.89 to 15.85     254,967    1.90 to 0.45         7.40          8.00 to 6.44
                             2006  17,147    18.42 to 12.93     286,638    1.90 to 0.45         3.54          3.58 to 1.65
Total Return Series II       2010  17,037    20.34 to 16.24     310,049    2.05 to 0.45         2.14          6.92 to 5.23
                             2009  17,776    19.02 to 15.43     306,156    2.05 to 0.45         3.94         12.85 to 11.06
                             2008  15,080    16.85 to 13.90     233,587    2.05 to 0.45         4.73          2.14 to 0.51
                             2007  13,300    16.50 to 13.83     204,912    2.05 to 0.45         7.15          7.79 to 6.07
                             2006  14,890    15.31 to 12.91     215,790    2.05 to 0.45         3.36          3.44 to 1.33
Total Stock Market Index
   Series I                  2010   1,105    13.92 to 13.25      13,295    1.90 to 0.45         1.30         16.67 to 14.99
                             2009   1,289    12.11 to 11.36      13,420    1.90 to 0.45         1.60         28.29 to 26.44
                             2008   1,405      9.57 to 8.85      11,555    1.90 to 0.45         1.46       (37.48) to (38.39)
                             2007   1,875    15.54 to 14.16      24,997    1.90 to 0.45         2.16          4.70 to 3.19
                             2006   2,366    15.22 to 12.49      30,453    1.90 to 0.45         1.00         14.78 to 13.13
Total Stock Market Index
   Series II                 2010   2,547    17.60 to 17.32      39,945    2.05 to 0.45         1.07         16.36 to 14.52
                             2009   3,056    15.37 to 14.88      41,686    2.05 to 0.45         1.40         27.95 to 25.92
                             2008   3,348    12.21 to 11.63      36,104    2.05 to 0.45         1.29       (37.57) to (38.57)
                             2007   4,118    19.87 to 18.63      71,822    2.05 to 0.45         1.16          4.51 to 2.84
                             2006   1,796    19.39 to 16.20      30,203    2.05 to 0.45         0.86         14.58 to 12.76

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

7. UNIT VALUES-- (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------- ------------------------------------------------------
                                   UNITS   UNIT FAIR VALUE     ASSETS      EXPENSE RATIO     INVESTMENT      TOTAL RETURN
SUBACCOUNT                   YEAR  (000S) HIGHEST TO LOWEST    (000S)   HIGHEST TO LOWEST* INCOME RATIO** HIGHEST TO LOWEST***
---------------------------- ---- ------- ----------------- ----------- ------------------ -------------- --------------------
Ultra Short Term Bond
   Series I                  2010      54  $12.47 to $12.44 $       677   1.55% to 0.80%        1.41%      (0.20)% to (0.47)%
Ultra Short Term Bond
   Series II                 2010   2,854    12.47 to 12.38      35,418    2.10 to 0.35         1.17        (0.23) to (0.95)
U.S. Government Securities
   Series I                  2010       0    19.88 to 14.64           0    1.90 to 0.45         0.96          2.21 to 1.72
                             2009    4,726   19.45 to 14.39      95,868    1.90 to 0.45         2.93          7.90 to 6.35
                             2008    5,539   18.02 to 13.53     105,228    1.90 to 0.45         3.70        (1.85) to (3.27)
                             2007    6,153   18.36 to 13.99     120,828    1.90 to 0.45         8.16          2.68 to 1.20
                             2006    7,000   23.58 to 12.99     136,847    1.90 to 0.45         5.14          4.09 to 2.43
U.S. Government Securities
   Series II                 2010       0    15.79 to 13.23           0    2.05 to 0.45         0.76          2.14 to 1.60
                             2009   6,154    15.46 to 13.02      86,991    2.05 to 0.45         2.89          7.74 to 6.03
                             2008   6,098    14.35 to 12.28      81,097    2.05 to 0.45         3.94        (2.08) to (3.64)
                             2007   5,108    14.66 to 12.75      70,264    2.05 to 0.45         7.87          2.46 to 0.83
                             2006   5,486    14.31 to 12.64      74,548    2.05 to 0.45         5.01          4.01 to 2.08
U.S. High Yield Series II    2010       0    18.08 to 16.56           0    2.05 to 0.45        41.02          9.37 to 7.90
                             2009     408    16.54 to 15.35       6,401    2.05 to 0.45        0.098         45.72 to 43.41
                             2008     189    11.35 to 10.70       2,055    2.05 to 0.45         6.50       (21.41) to (22.66)
                             2007     152    14.44 to 13.84       2,124    2.05 to 0.45        10.08          2.22 to 0.59
                             2006     183    14.12 to 13.75       2,539    2.05 to 0.45         3.30          8.97 to 7.25
Utilities Series I           2010   1,163    21.72 to 21.69      22,951    1.90 to 0.45         2.23         13.41 to 11.78
                             2009   1,410    19.40 to 19.15      24,792    1.90 to 0.45         4.66         33.17 to 31.25
                             2008   1,675    14.78 to 14.38      22,339    1.90 to 0.45         2.42       (38.92) to (39.81)
                             2007   2,640    24.56 to 23.54      58,247    1.90 to 0.45         1.91         26.83 to 24.99
                             2006   3,127    19.86 to 17.19      54,992    1.90 to 0.45         2.27         30.42 to 28.55
Utilities Series II          2010     908    32.99 to 30.27      26,637    2.05 to 0.45         2.11         13.11 to 11.32
                             2009   1,087    29.17 to 27.19      28,487    2.05 to 0.45         4.54         32.87 to 30.76
                             2008   1,290    21.95 to 20.79      25,714    2.05 to 0.45         2.18       (39.01) to (39.98)
                             2007   1,984    35.99 to 34.64      65,472    2.05 to 0.45         1.64         26.53 to 24.51
                             2006   2,219    28.45 to 24.79      58,597    2.05 to 0.45         2.10         30.18 to 28.12
Value Opportunities          2010     143    64.78 to 16.88       4,893    1.90 to 1.40         0.36         26.71 to 26.08
                             2009     167    51.13 to 13.39       4,610    1.90 to 1.40         0.49         26.46 to 25.83
                             2008     225    40.43 to 10.64       4,838    1.90 to 1.40         0.49       (41.03) to (41.33)
                             2007     299    68.56 to 18.13      11,280    1.90 to 1.40         0.12        (2.42) to (2.91)
                             2006     362    70.26 to 18.68      14,990    1.90 to 1.40         0.11         11.11 to 10.56
Value  Series I              2010   5,104    24.50 to 18.68     104,428    1.90 to 0.45         0.98         21.67 to 19.92
                             2009   5,781    20.14 to 15.58      99,043    1.90 to 0.45         1.36         40.55 to 38.52
                             2008   4,528    14.33 to 11.25      67,974    1.90 to 0.45         1.00       (41.14) to (41.99)
                             2007   5,824    24.34 to 19.39     154,363    1.90 to 0.45         1.33          7.73 to 6.17
                             2006   7,252    27.46 to 13.65     180,671    1.90 to 0.45         0.38          20.50 to 9.20
Value Series II              2010   1,628    24.20 to 21.88      31,318    2.05 to 0.45         0.77         21.41 to 19.49
                             2009   1,798    20.25 to 18.02      28,922    2.05 to 0.45         1.12         40.16 to 37.94
                             2008   2,060    14.68 to 12.86      24,021    2.05 to 0.45         0.79       (41.22) to (42.16)
                             2007   2,511    25.39 to 21.87      50,705    2.05 to 0.45         1.00          7.52 to 5.80
                             2006   2,811    24.08 to 13.63      54,277    2.05 to 0.45         0.20          20.26 to 9.04

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These ratios, which are not annualized, represent the distributions from net investment income received by the subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2010

8. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE                             OLD NAME                                              NEW NAME
--------------       ---------------------------------------------------   -----------------------------------------------
October 1, 1997      NASL Variable Account                                 The Manufacturers Life Insurance Company
                                                                           of North America Separate Account A

October 1, 1997      North American Security Life Insurance Company        The Manufacturers Life Insurance Company
                                                                           of North America

November 1, 1997     NAWL Holding Co., Inc.                                Manulife-Wood Logan Holding Co., Inc.

September 24, 1999   Wood Logan Associates, Inc.                           Manulife Wood Logan, Inc

January 1, 2005      The  Manufacturers  Life Insurance Company (U.S.A.)   John Hancock Life Insurance Company (U.S.A.)
                     Separate Account A                                    Separate Account A

January 1, 2005      The Manufacturers Life Insurance Company (U.S.A.)     John Hancock Life Insurance Company (U.S.A.)

January 1, 2005      Manulife Financial Securities LLC                     John Hancock Distributors LLC

January 1, 2005      Manufacturers Securities Services LLC                 John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                    * * * * *

Item 24. Financial Statements and Exhibits


          (1) Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]



          (2) Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]


     (b)  Exhibits

          (1)    (i)   Resolution of the Board of Directors of Manufacturers
                       Life Insurance Company (U.S.A.) establishing The
                       Manufacturers Life Insurance Company Separate Account H, incorporated by reference to Exhibit (1)(i) to Pre-Effective Amendment No. 1 to Registration Statement,
                       File No. 333-70728, filed on January 2, 2002.

          (2) Agreements for custody of securities and similar investments - NOT APPLICABLE.

          (3)    (i)   Underwriting Agreement dated August 10, 1995,
                       incorporated by reference to Exhibit (b)(3)(i) to Form
                       N-4, file number 033-76162, filed February 25, 1998.

                 (ii) Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

          (iii) General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

     (4)  (a)    (i)   Form of Specimen Flexible Payment Deferred Combination
                       Fixed and Variable Annuity Contract, Non-Participating
                       (VENTURE.100), incorporated by reference to Exhibit
                       24(b)(4)(a)(i) to this Registration Statement, File No.
                       333-162245, filed on September 30, 2009.

          (b)    (i)   Form of Specimen Income Plus for Life Rider, incorporated
                       by reference to Post-Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on
                       April 28, 2008.

                 (ii) Form of Specimen Income Plus for Life - Joint Life Rider, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on April 28, 2008.

                 (iii) Form of Specimen Annual Step Death Benefit Rider
                       (BR010.10), incorporated by reference to Exhibit 24(b)(4)(b)(iii) to this Registration Statement, File No. 333-162245, filed on September 30, 2009.

          (c)    (i)   Form of Specimen Endorsements to Contract (v7): (i)
                       Individual Retirement Annuity Endorsement; (ii)
                       Retirement Equity Act Endorsement; (iii) Tax-sheltered
                       Annuity Endorsement; (iv) Qualified Plan Endorsement
                       Section 401 Plans -- Previously filed as Exhibit
                       (b)(4)(ii)(B)(2) to post-effective amendment no. 4 to Form N-4 (file no.33-76162) filed February 25, 1998.

                 (ii) Form of Roth Individual Retirement Annuity Endorsement - Previously filed as Exhibit (b)(4)(ii)(F) to post-effective amendment no. 6 to Form N-4 (file no.33-76162) filed March 1, 1999.

     (5)  (a)    Form of Specimen Application for Flexible Payment Deferred
                 Annuity Contract (APPVENIII0509), incorporated by reference to
                 Exhibit 24(b)(5)(a) to this Registration Statement, File No.
                 333-162245, filed on September 30, 2009.

     (6)  (i)    Restated Articles of Redomestication of The Manufacturers Life
                 Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to Registration Statement on Form S-6, File No.
                 333-41814, filed on July 20, 2000.

          (ii) Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.

          (iii) Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Registration Statement, File No. 333-70728, filed on May 1, 2007.


          (iv) By-laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the Registration Statement on Form S-6 filed July 20, 2000 (File No. 333-41814).



          (v) Amendment to By-Laws reflecting the Company's name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(v) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.



          (vi) Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit (b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed on November 8, 2010.



          (vii) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to
                 Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.




     (7) Contract of reinsurance in connection with the variable annuity contracts being offered - NOT APPLICABLE.


     (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

          (a)(i) CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

            (ii) Addendum No. 2 to the Remote Service Exhibit Number 1 dated
                 July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

          (b)(i) Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(b)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009.

          (c)(i) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

            (ii) Shareholder Information Agreement between John Hancock Life
                 Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

           (iii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

     (9) Opinion and Consent of Counsel as to the legality of the securities being registered, incorporated by reference to Exhibit 24(b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-162245, filed on October 16, 2009.


     (10) Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]


     (11) All financial statements omitted from Item 23, Financial Statements--NOT APPLICABLE.

     (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners -- NOT APPLICABLE.

     (13) Schedules of computation-- Incorporated by reference to Exhibit
          (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

     (14) Financial Data Schedule - NOT APPLICABLE.

     (15) (i) Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen - incorporated by reference to Exhibit 24.(b)(15) to Post-Effective Amendment 1 to this Registration Statement, File No. 333-162245, filed on April 30, 2010.


          (ii) Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-162245, filed August 2, 2010.



          (iii) Power of Attorney for Paul M. Connolly. [FILED HEREWITH]

Item 25. Directors and Officers of the Depositor.


     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                             EFFECTIVE MARCH 1, 2011



NAME AND PRINCIPAL BUSINESS ADDRESS   POSITION WITH DEPOSITOR
-----------------------------------   -----------------------
James R. Boyle***                     Chairman and President
Jonathan Chiel*                       Executive Vice President and General Counsel
Thomas Borshoff*                      Director
Paul M. Connolly*                     Director
Steven Finch***                       Director and Executive Vice President
Ruth Ann Fleming*                     Director
James D. Gallagher*                   Director and Executive Vice President
Scott S. Hartz***                     Director, Executive Vice President, and Chief Investment Officer - U.S. Investments
Rex E. Schlaybaugh, Jr.*              Director
John G. Vrysen*                       Director and Senior Vice President
Marc Costantini*                      Executive Vice President
Paul Levitt**                         Executive Vice President and Treasurer
Katherine MacMillan**                 Executive Vice President
Stephen R. McArthur**                 Executive Vice President
Hugh McHaffie*                        Executive Vice President
Bob Diefenbacher+                     Senior Vice President
Peter Gordon***                       Senior Vice President
Allan Hackney*                        Senior Vice President and Chief Information Officer
Gregory Mack*                         Senior Vice President
Ronald J. McHugh*                     Senior Vice President
Lynne Patterson*                      Senior Vice President and Chief Financial Officer
Craig R. Raymond*                     Senior Vice President, Chief Actuary, and Chief Risk Officer
Diana L. Scott*                       Senior Vice President
Alan R. Seghezzi***                   Senior Vice President
Bruce R. Speca*                       Senior Vice President
Tony Teta***                          Senior Vice President
Brooks Tingle***                      Senior Vice President
Emanuel Alves*                        Vice President, Counsel, and Corporate Secretary
John C.S. Anderson***                 Vice President
Roy V. Anderson*                      Vice President
Arnold Bergman*                       Vice President
Stephen J. Blewitt***                 Vice President
Robert Boyda*                         Vice President
John E. Brabazon***                   Vice President and Chief Financial Officer, Investments
George H. Braun***                    Vice President
Thomas Bruns*                         Vice President
Tyler Carr*                           Vice President
Robert T. Cassato*                    Vice President
Kevin J. Cloherty*                    Vice President
Brian Collins+                        Vice President
Art Creel*                            Vice President
George Cushnie**                      Vice President
John J. Danello*                      Vice President
Willma Davis***                       Vice President
Anthony J. Della Piana***             Vice President
Brent Dennis***                       Vice President
Robert Donahue++                      Vice President
Edward Eng**                          Vice President
Carol Nicholson Fulp*                 Vice President
Paul Gallagher+++                     Vice President
Wayne A. Gates++                      Vice President

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                             EFFECTIVE MARCH 1, 2011



NAME AND PRINCIPAL BUSINESS ADDRESS   POSITION WITH DEPOSITOR
-----------------------------------   -----------------------
Ann Gencarella***                     Vice President
Richard Harris**                      Vice President and Appointed Actuary
John Hatch*                           Vice President
Kevin Hill***                         Vice President
E. Kendall Hines***                   Vice President
Eugene Xavier Hodge, Jr.***           Vice President
James C. Hoodlet***                   Vice President
Roy Kapoor**                          Vice President
Mitchell Karman***                    Vice President, Chief Compliance Officer, and Counsel
Frank Knox*                           Vice President, Chief Compliance Officer - Retail Funds/Separate Accounts
Jonathan Kutrubes*                    Vice President
Cynthia Lacasse***                    Vice President
Denise Lang***                        Vice President
Robert Leach*                         Vice President
David Longfritz*                      Vice President
Nathaniel I. Margolis***              Vice President
John Maynard+                         Vice President
Steven McCormick**                    Vice President
Janis K. McDonough***                 Vice President
Scott A. McFetridge***                Vice President
William McPadden***                   Vice President
Maureen Milet***                      Vice President and Chief Compliance Officer - Investments
Peter J. Mongeau+                     Vice President
Steven Moore**                        Vice President
Curtis Morrison***                    Vice President
Tom Mullen*                           Vice President
Scott Navin***                        Vice President
Nina Nicolosi*                        Vice President
Frank O'Neill*                        Vice President
Jacques Ouimet+                       Vice President
Gary M. Pelletier***                  Vice President
Steven Pinover*                       Vice President
Krishna Ramdial**                     Vice President, Treasury
S. Mark Ray***                        Vice President
Jill Rebman**                         Vice President
Mark Rizza*                           Vice President
Ian R. Roke*                          Vice President
Andrew Ross**                         Vice President
Thomas Samoluk*                       Vice President
Jonnie Smith****                      Vice President
Yiji S. Starr*                        Vice President
Gaurav Upadhya**                      Vice President
Simonetta Vendittelli++               Vice President
Peter de Vries**                      Vice President
Karen Walsh*                          Vice President
Linda A. Watters*                     Vice President
Joseph P. Welch+                      Vice President
Jeffrey Whitehead*                    Vice President and Controller
Henry Wong***                         Vice President
Randy Zipse***                        Vice President



*    Principal business office is 601 Congress Street, Boston, MA 02210



**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5



***  Principal business office is 197 Clarendon Street, Boston, MA 02117

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                             EFFECTIVE MARCH 1, 2011



+    Principal business office is 200 Berkeley Street, Boston, MA 02116



++   Principal business office is 380 Stuart Street, Boston, MA 02116



+++  Principal business office is 200 Clarendon Street, Boston, MA 02116


Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.


On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2010 appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2010

                                                       __________________
                                                      |                  |
                                                      |Manulife Financial|
                                                      |    Corporation   |
                                                      |     (Canada)     |
                                                      |__________________|
                                                               |
                                                               |........................................................
                                                               |                                                       .
                                                       ________|_________                                         _____._______
                                                      |                  |                                       |             |
                                                      | The Manufacturers|                                       | John Hancock|
                                                      |  Life Insurance  |                                       | Reassurance |
                                                      |      Company     |                                       | Company Ltd.|
                                                      |     (Canada)     |                                       |  (Bermuda)  |
                                                      |__________________|                                       |_____________|
                                                               |
                                                               |
                                                               |_________________________________________________________________
                                                               |                                                                 |
 ______________________________________________________________|______________________                                           |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|    ___________   |   ____________   |     ______________   .  |   _______________   |   ____________                           |
|   |           |  |  |            |  |    |              |  .  |  |               |  |  |            |                          |
|   |    NAL    |  |  |   Manulife |  |    |   Manulife   |  .  |  |    Manulife   |  |__|    MLI     |                          |
|   | Resources |  |  |    Asset   |  |    |   Insurance  |  .  |  |    Holdings   |     | Resources  |                          |
|___|Management |  |__| Management |  |    |  (Thailand)  |  .  |__|    (Bermuda)  |     |    Inc.    |                          |
|   |  Limited  |  |  |   (North   |  |    |    Public    |...     |     Limited   |     | (Alberta)  |                          |
|   | (Canada)  |  |  |   America) |  |    |    Company   |94.7%|__|    (Bermuda)  |     |____________|                          |
|   |___________|  |  |   Limited  |  |    |    Limited   |     |  |_______________|           .                                 |
|                  |  |  (Canada)  |  |    |  (Thailand)  |     |                              .                                 |
|                  |  |____________|  |    |______________|     |                              ......................            |
|                  |                  |           |             |                              .                    .            |
|                  |                  |           |99.9999%     |                              .                    . 58.72%     |
|    __________    |   ____________   |     ______|_______      |   _______________       _____.______          ____.________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |        |             |   |
|   | Manulife |   |  | MFC Global |  |    |   Manulife   |     |  | Manufacturers |     |  Manulife  |        |   Manulife  |   |
|___|  Bank of |   |  |    Fund    |  |    |     Asset    |     |__|  P&C Limited  |     |    Life    |    ____|   Holdings  |   |
|   |  Canada  |   |__| Management |  |    |  Management  |     |  |  (Barbados)   |     |  Insurance |   |    |    Berhad*  |   |
|   | (Canada) |   |  |  (Europe)  |  |    |  (Thailand)  |     |  |_______________|     |   Company  |   |    |  (Malaysia) |   |
|   |__________|   |  | Limited(2) |  |    |    Company   |     |                        |   (Japan)  |   |    |_____________|   |
|                  |  |  (England) |  |    |    Limited   |     |                        |____________|   |                      |
|                  |  |____________|  |    |  (Thailand)  |     |                              |          |                      |
|                  |        |         |    |______________|     |                              |          |                      |
|                           |         |                         |                              |          |                      |
|    __________    |   _____|______   |     ______________      |   _______________       _____|______    |     _____________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |   |    |             |   |
|   | Manulife |   |  |   Manulife |  |    |   Manulife   |     |  | Manufacturers |     | MFC Global |   |    |   Manulife  |   |
|___|  Canada  |   |  |    Asset   |  |____|   (Vietnam)  |     |__|      Life     |     | Investment |   |____|   Insurance |   |
|   |   Ltd.   |   |__| Management |  |    |    Limited   |     |  |  Reinsurance  |     | Management |   |    |    Berhad   |   |
|   | (Canada) |   |  |  (Europe)  |  |    |   (Vietnam)  |     |  |    Limited    |     |   (Japan)  |   |    |  (Malaysia) |   |
|   |__________|   |  |   Limited  |  |    |______________|     |  |   (Barbados)  |     |  Limited(3)|   |    |_____________|   |
|                  |  |  (England) |  |           |             |  |_______________|     |   (Japan)  |   |                      |
|                  |  |___________ |  |           |             |                        |____________|   |     ______________   |
|                  |                  |           |             |                                         |    |              |  |
|                  |                  |           |             |                                         |    |Manulife Asset|  |
|    ___________   |   ____________   |     ______|_______      |   _______________                       |____|  Management  |  |
|   |           |  |  |            |  |    |              |     |  |               |                           |  (Malaysia)  |  |
|   |   First   |  |  |  Berkshire |  |    |   Manulife   |     |  |   Manulife    |                           |    Sdn Bhd   |  |
|   |   North   |  |  |  Insurance |  |    |     Asset    |     |  | International |                           |  (Malaysia)  |  |
|___| American  |  |__|  Services  |  |    |  Management  |     |__|   Holdings    |                           |______________|  |
|   | Insurance |  |  |    Inc.    |  |    |   (Vietnam)  |        |    Limited    |                                             |
|   |  Company  |  |  |  (Ontario) |  |    |    Company   |        |   (Bermuda)   |                                             |
|   | (Canada)  |  |  |____________|  |    |     Ltd.     |        |_______________|                                             |
|   |___________|  |        |         |    |   (Vietnam)  |               |                                                      |
|                  |        |         |    |______________|               |_____________________                                 |
|                  |        |         |                                   |                     |                                |
|    ___________   |   _____|______   |     _____________           ______|________       ______|______                          |
|   |           |  |  |            |  |    |              |        |               |     |             |                         |
|   |    FNA    |  |  |     JH     |  |    |   Manulife   |        |   Manulife    |     |   Manulife  |                         |
|___| Financial |  |  | Investments|  |____|  (Singapore) |        |(International)|     |     Asset   |                         |
|   |   Inc.    |  |  | (Delaware) |  |    |   Pte. Ltd.  |        |    Limited    |     |  Management |                         |
|   | (Canada)  |  |  |     LLC    |  |    |  (Singapore) |        |   (Bermuda)   |     |International|                         |
|   |___________|  |  | (Delaware) |  |    |______________|        |_______________|     |   Holdings  |                         |
|         |        |  |____________|  |                                   |              |    Limited  |                         |
|         |        |                  |                                   |              |  (Barbados) |                         |
|         |        |                  |                                   | 51%          |_____________|                         |
|         |        |                  |                                   |                    |                                 |
|    _____|_____   |   ____________   |     ______________          ______|________       _____|_______                          |
|   |           |  |  |            |  |    |              |        |               |     |             |                         |
|   |  Manulife |  |  |  Manulife  |  |    |   Manulife   |        |   Manulife-   |     |   Manulife  |                         |
|   |   Asset   |  |  | Securities |  |    |     Asset    |        |   Sinochem    |     |     Asset   |                         |
|   | Management|  |__| Investment |  |    |  Management  |        |     Life      |     |  Management |                         |
|   |  Limited  |  |  |  Services  |  |____|  (Singapore) |        | Insurance Co. |     |  (Hong Kong)|                         |
|   | (Ontario) |  |  |    Inc.    |  |    |     Pte.     |        | Ltd. (China)  |     |    Limited  |                         |
|   |___________|  |  |  (Canada)  |  |    |     Ltd.     |        |_______________|     |  (Hong Kong)|                         |
|                  |  |____________|  |    |  (Singapore) |                              |_____________|                         |
|                  |                  |    |______________|                                    |                                 |
|                  |                  |                                                        |                                 |
|    ___________   |   ____________   |     ______________                                _____|_______                          |
|   |           |  |  |            |  |    |              |                              |             |                         |
|   |    EIS    |  |  |  Manulife  |  |    |      The     |                              |  Manulife   |                         |
|   | Services  |  |__| Securities |  |    | Manufacturers|                              |    Asset    |                         |
|___| (Bermuda) |     |Incorporated|  |____|     Life     |                              | Management  |                         |
    |  Limited  |     |  (Ontario) |  |    | Insurance Co.|                              |(Taiwan) Co.,|                         |
    | (Bermuda) |     |____________|  |    |   (Phils.),  |                              |    Ltd.     |                         |
    |___________|                     |    |     Inc.     |                              |  (Taiwan)   |                         |
                                      |    | (Philippines)|                              |_____________|                         |
                                      |    |______________|                                                                      |
                                      |                                                                                          |
                                      |     _______________                                                                      |
                                      |    |               |                                                                     |
                                      |    |  PT Asuransi  |                                                                     |
                                      |____| Jiwa Manulife |                                                                     |
                                        95%|  Indonesia (1)|                                                                     |
                                           |  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                   .                                                                             |
                                                   .                                                                             |
                                            _______._______                                                                      |
                                           |               |                                                                     |
                                           |  PT Manulife  |                                                                     |
                                           |     Aset      |                                                                     |
                                           |   Manajemen   |                                                                     |
                                           |   Indonesia   |                                                                     |
                                           |  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                        _________________________________________________________________________________________|
                                       |
                                       |
                                _______|______
                               |              |
                               |   Manulife   |
                               |   Holdings   |
                               |   (Alberta)  |
                               |    Limited   |
                               |   (Alberta)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               | John Hancock |
                               |   Holdings   |
                               |  (Delaware)  |
                               |      LLC     |
                               |  (Delaware)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               |      The     |
                               | Manufacturers|
                               |  Investment  |
                               |  Corporation |
                               |  (Michigan)  |
                               |______________|
                                      |
                                      |____________________________________________________________________________
                                ______|_______                                           ____|______        _______|_________
                               |              |                                         |           |      |                 |
                               | John Hancock |                                         |  Manulife |      |  John Hancock   |
                               |     Life     |                                         |Reinsurance|      |Insurance Agency,|
                          _____|   Insurance  |_______________________                  |  Limited  |      |       Inc.      |
                         |     |    Company   |                       |                 | (Bermuda) |      |    (Delaware)   |
                         |     |   (U.S.A.)   |                       |                 |___________|      |_________________|
                         |     |  (Michigan)  |                       |                       |
                         |     |______________|                       |                       |
                         |                                            |                  _____|_____
                         |                                            |                 |           |
                         |      _______________               ________|_______          |  Manulife |
                         |     |               |             |                |         |Reinsurance|
                         |     | John Hancock  |             |  John Hancock  |         | (Bermuda) |
                         |     | Life & Health |       ______|Subsidiaries LLC|         |  Limited  |
                         |_____|   Insurance   |      |      |   (Delaware)   |         | (Bermuda) |
                         |     |    Company    |      |      |________________|         |___________|
                         |     |(Massachusetts)|      |
                         |     |_______________|      |
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |  John Hancock  |
                         |_____| Distributors |       |______|    Financial   |
                         |     |      LLC     |       |      |  Network, Inc. |
                         |     |  (Delaware)  |       |      | (Massachusetts)|
                         |     |______________|       |      |________________|
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      | Hancock Natural|
                         |     |     Life     |       |______| Resource Group,|
                         |_____|   Insurance  |       |      | Inc. (Delaware)|
                         |     |    Company   |       |      |________________|
                         |     |  of New York |       |
                         |     |  (New York)  |       |
                         |     |______________|       |
                         |            |               |
                         |            | 38%           |
                         |      ______|_______        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |   Declaration  |
                         |_____|  Investment  |       |______|  Management &  |
                           57% |  Management  |       |      |  Research LLC  |
                               | Services, LLC|       |      |   (Delaware)   |
                               |  (Delaware)  |       |      |________________|
                               |______________|       |
                                     /.\              |
                                      .               |       ________________
                                      .               |      |                |
                                      .               |      |  The Berkeley  |
                                      .               |______|    Financial   |
                                      .                      |    Group, LLC  |
                                      .......................|   (Delaware)   |
                                               5%            |________________|
                                                                     .
                                                                     .
                                                              _______.________
                                                             |                |
                                                             |  John Hancock  |
                                                             |  Advisers, LLC |
                                                             |   (Delaware)   |
                                                             |________________|
                                                                     .
                                                                     .
                                                              _______.________
                                                             |                |
                                                             |  John Hancock  |
                                                             |    Funds, LLC  |
                                                             |   (Delaware)   |
                                                             |________________|

........ Indirect Control
_______ Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

(2) MFC Global Fund Management (Europe) Limited changed its name to Manulife Asset Management (Europe) Holdings Limited effective January 6, 2011.

(3) MFC Global Investment Management (Japan) Limited changed its name to Manulife Asset Management (Japan) Limited effective January 11, 2011.

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.


As of March 31, 2011, there were 2,496 qualified contracts and 1,403 non-qualified contracts of the series offered hereby outstanding.


Item 28. Indemnification.


     Article XIV of the Restated Articles of Redomestication of the Company provides as follows:


     No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

          i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

          ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

          iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

          iv) a transaction from which the director derived an improper personal benefit; or

          v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

     If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this
     Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.


     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X      Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T      Principal Underwriter
John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Account U                                 Principal Underwriter
John Hancock Variable Life Account V                                 Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon St, Boston, MA 02116

     (c)  None.

Item 30. Location of Accounts and Records.

     All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

     None.

Item 32. Undertakings.

     (a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

          John Hancock Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

          Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

     (c)  Undertakings Pursuant to Item 32 of Form N-4

          (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

          (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 2nd day of May, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
(Registrant)


By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)


By: /s/ James R. Boyle
    ---------------------------------
    James R. Boyle
    Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ James R. Boyle
    ---------------------------------
    James R. Boyle
    Chairman and President

                                   SIGNATURES

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 2nd day of May, 2011.

Signature                                                      Title
---------                                                      -----


/s/ James R. Boyle                      Chairman and President
-------------------------------------   (Principal Executive Officer)
James R. Boyle


/s/ Lynne Patterson                     Senior Vice President and Chief Financial Officer
-------------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery J. Whitehead                Vice President and Controller
-------------------------------------   (Principal Accounting Officer)
Jeffery J. Whitehead


                  *                     Director
-------------------------------------
Thomas Borshoff


                  *                     Director
-------------------------------------
Paul M. Connolly


                  *                     Director
-------------------------------------
Steven Finch


                  *                     Director
-------------------------------------
Ruth Ann Fleming


                  *                     Director
-------------------------------------
James D. Gallagher


                  *                     Director
-------------------------------------
Scott S. Hartz


                  *                     Director
-------------------------------------
Rex Schlaybaugh, Jr.


                  *                     Director
-------------------------------------
John G. Vrysen


*/s/ Thomas J. Loftus                   Senior Counsel - Annuities
-------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                  EXHIBIT INDEX


    ITEM NO.                           DESCRIPTION
--------------   --------------------------------------------------------
24(b)(10)        Consent of Independent Registered Public Accounting Firm
24(b)(15)(iii)   Power of Attorney for Paul M. Connolly